      Filed with the Securities and Exchange Commission on April 12, 2013


                                                    Registration No. 333-184888
                                           Investment Company Act No. 811-07325
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 1


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               AMENDMENT NO. 134


              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                          PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-7333
   (Address and telephone number of depositor's principal executive offices)

                              J. MICHAEL LOW, ESQ.
                               LOW & COHEN, PLLC
                      2999 NORTH 44/TH/ STREET, SUITE 550
                             PHOENIX, ARIZONA 85018
                                 (602) 648-4040
           (Name, address and telephone number of agent for service)

                                  COPIES TO:

                                 LYNN K. STONE
                                 VICE PRESIDENT
                          PRUCO LIFE INSURANCE COMPANY
                             213 WASHINGTON STREET
                             NEWARK, NJ 07102-2992
                                 (203) 402-1382


          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

 It is proposed that this filing become effective: (check appropriate space)

 [_] immediately upon filing pursuant to paragraph (b) of Rule 485

 [X] on April 29, 2013 pursuant to paragraph (b) of Rule 485

 [_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

 [_] on ______ pursuant to paragraph (a)(i) of Rule 485

 [_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

 [_] on ______ pursuant to paragraph (a)(ii) of Rule 485

 If appropriate, check the following box:

 [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:

               INTEREST IN INDIVIDUAL VARIABLE ANNUITY CONTRACTS.


================================================================================

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER(R) ADVISOR/SM/ VARIABLE ANNUITY SERIES ("ADVISOR SERIES")

 (For Annuities issued on or after February 25, 2013)


 Flexible Premium Deferred Annuity

 PROSPECTUS: APRIL 29, 2013

 This prospectus describes a flexible premium deferred annuity offered by Pruco Life Insurance Company ("Pruco Life"), which we refer to in this prospectus as the "Annuity" or the "Advisor Series". The Annuity described in this prospectus is designed for investors who have hired an investment advisor to provide advice about allocating Account Value within the Annuity. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. The Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Certain of the Investment Options and/or features may not be available in all states. Financial Professionals may be compensated for the sale of the Annuity. Selling broker-dealer firms through which the Annuity is sold may decline to make available or may not recommend to their customers certain of the optional features and/or benefits and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain optional benefits). Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contract and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


 THE SUB-ACCOUNTS
 The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund
 - see the following page for a complete list of the Sub-accounts. Currently, portfolios of Advanced Series Trust and ProFunds VP are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Limitations With Optional Benefits" later in this prospectus for details.

 PLEASE READ THIS PROSPECTUS

 This prospectus sets forth information about the Annuity that you ought to know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life policy, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.


 OTHER CONTRACTS
 We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your financial professional can show you information regarding other Pruco Life annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your financial professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of the prospectus entitled "How to Contact Us" for our Service Office address.

 This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THIS SECURITY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE/ SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------

      FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                          WWW.PRUDENTIALANNUITIES.COM



              Prospectus Dated: April    Statement of Additional
              29, 2013                  Information Dated: April
                                                        29, 2013


  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                          VARIABLE INVESTMENT OPTIONS



 Advanced Series Trust
   AST Academic Strategies Asset Allocation Portfolio /1/
   AST Advanced Strategies Portfolio /1/
   AST AQR Emerging Markets Equity Portfolio

   AST AQR Large-Cap Portfolio

   AST Balanced Asset Allocation Portfolio /1/
   AST BlackRock Global Strategies Portfolio /1/

   AST BlackRock iShares ETF Portfolio /1/

   AST BlackRock Value Portfolio
   AST Capital Growth Asset Allocation Portfolio /1/

   AST ClearBridge Dividend Growth Portfolio

   AST Cohen & Steers Realty Portfolio

   AST Defensive Asset Allocation Portfolio /1/

   AST Federated Aggressive Growth Portfolio
   AST FI Pyramis(R) Asset Allocation Portfolio /1/
   AST First Trust Balanced Target Portfolio /1/

   AST Franklin Templeton Founding Funds Allocation Portfolio* /1/ AST Franklin Templeton Founding Funds Plus Portfolio /1/

   AST Global Real Estate Portfolio
   AST Goldman Sachs Concentrated Growth Portfolio
   AST Goldman Sachs Large-Cap Value Portfolio
   AST Goldman Sachs Mid-Cap Growth Portfolio

   AST Goldman Sachs Multi-Asset Portfolio /1/

   AST Goldman Sachs Small-Cap Value Portfolio
   AST High Yield Portfolio


   AST International Growth Portfolio
   AST International Value Portfolio
   AST Investment Grade Bond Portfolio /2/

   AST J.P. Morgan Global Thematic Portfolio /1/
   AST J.P. Morgan International Equity Portfolio
   AST J.P. Morgan Strategic Opportunities Portfolio /1/

   AST Jennison Large-Cap Growth Portfolio
   AST Jennison Large-Cap Value Portfolio


   AST Large-Cap Value Portfolio

   AST Lord Abbett Core Fixed Income Portfolio

   AST Marsico Capital Growth Portfolio
   AST MFS Global Equity Portfolio
   AST MFS Growth Portfolio
   AST MFS Large-Cap Value Portfolio
   AST Mid-Cap Value Portfolio


   AST Money Market Portfolio
   AST Neuberger Berman Core Bond Portfolio
   AST Neuberger Berman Mid-Cap Growth Portfolio
   AST Neuberger Berman/LSV Mid-Cap Value Portfolio
   AST New Discovery Asset Allocation Portfolio /1/
   AST Parametric Emerging Markets Equity Portfolio
   AST PIMCO Limited Maturity Bond Portfolio
   AST PIMCO Total Return Bond Portfolio
   AST Preservation Asset Allocation Portfolio /1/
   AST Prudential Core Bond Portfolio

   AST Prudential Growth Allocation Portfolio /1/

   AST QMA Emerging Markets Equity Portfolio

   AST QMA Large-Cap Portfolio

   AST QMA US Equity Alpha Portfolio
   AST Quantitative Modeling Portfolio

   AST RCM World Trends Portfolio /1/

   AST Schroders Global Tactical Portfolio /1/
   AST Schroders Multi-Asset World Strategies Portfolio /1/
   AST Small-Cap Growth Portfolio
   AST Small-Cap Value Portfolio
   AST T. Rowe Price Asset Allocation Portfolio /1/
   AST T. Rowe Price Equity Income Portfolio


   AST T. Rowe Price Large-Cap Growth Portfolio
   AST T. Rowe Price Natural Resources Portfolio

   AST Templeton Global Bond Portfolio

   AST Wellington Management Hedged Equity Portfolio /1/
   AST Western Asset Core Plus Bond Portfolio
   AST Western Asset Emerging Markets Debt Portfolio

 ProFunds VP Portfolios
   Consumer Goods
   Consumer Services
   Financials
   Health Care
   Industrials
   Large-Cap Growth
   Large-Cap Value
   Mid-Cap Growth
   Mid-Cap Value
   Real Estate
   Small-Cap Growth
   Small-Cap Value
   Telecommunications
   Utilities
--------

 * Effective April 29, 2013, this variable investment option is no longer available for new investments, with limited exceptions. Please see "Investment Options" later in this prospectus for details.

 (1)These are the only variable investment options available to you if you select one of the optional benefits.

 (2)The AST Investment Grade Bond variable investment option is not available for allocation of Purchase Payments or contract owner transfers.

                                   CONTENTS



GLOSSARY OF TERMS...............................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES............................................  3

EXPENSE EXAMPLES................................................................  9

SUMMARY......................................................................... 10

INVESTMENT OPTIONS.............................................................. 12

 VARIABLE INVESTMENT OPTIONS.................................................... 12
 LIMITATIONS WITH OPTIONAL BENEFITS............................................. 29
 MARKET VALUE ADJUSTMENT OPTIONS................................................ 29
 RATES FOR MVA OPTIONS.......................................................... 29
 MARKET VALUE ADJUSTMENT........................................................ 30
 LONG-TERM MVA OPTIONS.......................................................... 30
 DCA MVA OPTIONS................................................................ 30
 GUARANTEE PERIOD TERMINATION................................................... 31

FEES, CHARGES AND DEDUCTIONS.................................................... 32

 MVA OPTION CHARGES............................................................. 33
 ANNUITY PAYMENT OPTION CHARGES................................................. 33
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES...................................... 33

PURCHASING YOUR ANNUITY......................................................... 34

 REQUIREMENTS FOR PURCHASING THE ANNUITY........................................ 34
 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY................................ 35
 RIGHT TO CANCEL................................................................ 37
 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT................................ 37
 SALARY REDUCTION PROGRAMS...................................................... 37

MANAGING YOUR ANNUITY........................................................... 38

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS........................ 38

MANAGING YOUR ACCOUNT VALUE..................................................... 40

 DOLLAR COST AVERAGING PROGRAMS................................................. 40
 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM").. 40
 AUTOMATIC REBALANCING PROGRAMS................................................. 41
 AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT......... 41
 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS.......... 42
 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS........................... 42

ACCESS TO ACCOUNT VALUE......................................................... 45

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU........................................ 45
 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES................ 45
 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD.......... 45
 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE. 46
 REQUIRED MINIMUM DISTRIBUTIONS................................................. 46

SURRENDERS...................................................................... 47

 SURRENDER VALUE................................................................ 47

ANNUITY OPTIONS................................................................. 48

LIVING BENEFITS................................................................. 50

 HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT.................................. 51
 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT.......................... 63
 HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT WITH HIGHEST DAILY DEATH BENEFIT. 71
 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT. 81

DEATH BENEFITS.................................................................. 92

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT...................................... 92
 MINIMUM DEATH BENEFIT.......................................................... 93
 PAYMENT OF DEATH BENEFITS...................................................... 93


                                      (i)


VALUING YOUR INVESTMENT..............................................................  96

 VALUING THE SUB-ACCOUNTS............................................................  96
 PROCESSING AND VALUING TRANSACTIONS.................................................  96

TAX CONSIDERATIONS...................................................................  99

OTHER INFORMATION.................................................................... 108

 PRUCO LIFE AND THE SEPARATE ACCOUNT................................................. 108
 LEGAL STRUCTURE OF THE UNDERLYING FUNDS............................................. 110
 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE..................................... 111
 FINANCIAL STATEMENTS................................................................ 113
 INDEMNIFICATION..................................................................... 113
 LEGAL PROCEEDINGS................................................................... 113
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................................. 115
 HOW TO CONTACT US................................................................... 115

APPENDIX A - ACCUMULATION UNIT VALUES................................................ A-1

APPENDIX B - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES...... B-1

APPENDIX C - MVA FORMULAS............................................................ C-1

APPENDIX D - FORMULA FOR HIGHEST DAILY LIFETIME INCOME v2.1 SUITE OF LIVING BENEFITS. D-1


                                     (ii)

                               GLOSSARY OF TERMS

 We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.

 Account Value: The total value of all allocations to the Sub-accounts and/or the MVA Options on any Valuation Day. The Account Value is determined separately for each Sub-account and for each MVA Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Option will be calculated using any applicable MVA.

 Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.


 Annual Income Amount: This is the annual amount of income you are eligible for life under the optional benefits.


 Annuitant: The natural person upon whose life annuity payments made to the Owner are based.

 Annuitization: Annuitization is the process by which you "annuitize" your Unadjusted Account Value. When you annuitize, we apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments to the Owner.

 Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

 Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.

 Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.

 Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent's account into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified Beneficiary Annuity.

 Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

 Dollar Cost Averaging ("DCA") MVA Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA MVA Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA MVA Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA MVA Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 month DCA Program.

 Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds; and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.


 Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income ("Excess Income"). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.

 Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA. In your Annuity contract, your Free Look right is referred to as your "Right to Cancel."


 Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.

 Guarantee Period: The period of time during which we credit a fixed rate of interest to an MVA Option.

 Investment Option: A Sub-account or MVA Option available as of any given time to which Account Value may be allocated.

 Issue Date: The effective date of your Annuity.

 Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.

 Market Value Adjustment ("MVA"): A positive or negative adjustment used to determine the Account Value in an MVA Option.

 Market Value Adjustment Options ("MVA Options"): Investment Options to which a fixed rate of interest is credited for a specified Guarantee Period and to which an MVA may apply. The MVA Options consist of (a) the DCA MVA Option used with our 6 or 12 Month DCA Program and (b) the "Long-Term MVA Options", under which Guarantee Periods of different yearly lengths are offered.

 Maturity Date: With respect to an MVA Option, the last day in a Guarantee
 Period.

 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity that has the rights and benefits designated to the "participant" in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.

 Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.

 Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

 Separate Account: Referred to as the "Variable Separate Account" in your Annuity, this is the variable Separate Account(s) shown in the Annuity.

 Sub-Account: A division of the Separate Account.

 Surrender Value: The Account Value (which includes the effect of any MVA) less any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any MVA.

 Unit: A share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

 we, us, our: Pruco Life Insurance Company.

 you, your: The Owner(s) shown in the Annuity.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Annuity. The first table describes the fees and expenses that you will pay at the time you surrender the Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options. State premium taxes also may be deducted.

                         -------------------------------------
                          ANNUITY OWNER TRANSACTION EXPENSES
                         -------------------------------------
                         FEE/CHARGE
                         Sales Charge             None
                         -------------------------------------
                         Transfer Fee /1/         $10
                         -------------------------------------
                         Tax Charge /2/        0% to 3.5%
                         -------------------------------------

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this prospectus.


-----------------------------------------------------------------------------------------
                               PERIODIC FEES AND CHARGES
-----------------------------------------------------------------------------------------
FEE/CHARGE
Annual Maintenance Fee /3/               Lesser of $50 or 2% of Unadjusted Account Value
-----------------------------------------------------------------------------------------
                                ANNUALIZED FEES/CHARGES
-----------------------------------------------------------------------------------------
Mortality & Expense Risk Charge                               0.40%
-----------------------------------------------------------------------------------------
Administration Charge                                         0.15%
-----------------------------------------------------------------------------------------
Total Annualized Insurance Charge /4,5/                       0.55%
-----------------------------------------------------------------------------------------


 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. 2 We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon Annuitization.

 3 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries who elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only applicable if Unadjusted Account Value is less than $25,000 at the time the fee is assessed.

 4 These charges are assessed as a percentage of the daily net assets of the Sub-accounts. The Insurance Charge is the combination of Mortality & Expense Risk Charge and the Administration Charge.

 5 For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality and Expense and Administration Charges do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.


 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next column shows the total expenses you would pay for the Annuity if you purchased the relevant optional benefit. More specifically, this column shows the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

       -----------------------------------------------------------------
                    YOUR OPTIONAL BENEFIT FEES AND CHARGES
       -----------------------------------------------------------------
                 OPTIONAL BENEFIT             ANNUALIZED      TOTAL
                                               OPTIONAL     CHARGE /7/
                                              BENEFIT FEE/
                                              CHARGE /6/
       -----------------------------------------------------------------
       HIGHEST DAILY LIFETIME INCOME
       v2.1 (assessed against greater of
       Unadjusted Account Value and
       Protected Withdrawal Value)

       Maximum Charge /8/                        2.00%     0.55% +2.00%
       Current Charge                            1.00%     0.55% +1.00%
       -----------------------------------------------------------------
       SPOUSAL HIGHEST DAILY LIFETIME INCOME
       v2.1 (assessed against greater of
       Unadjusted Account Value and
       Protected Withdrawal Value)

       Maximum Charge /8/                        2.00%     0.55% +2.00%
       Current Charge                            1.10%     0.55% +1.10%
       -----------------------------------------------------------------

       -----------------------------------------------------------------
                    YOUR OPTIONAL BENEFIT FEES AND CHARGES
       -----------------------------------------------------------------
                 OPTIONAL BENEFIT             ANNUALIZED      TOTAL
                                               OPTIONAL     CHARGE /7/
                                              BENEFIT FEE/
                                              CHARGE /6/
       -----------------------------------------------------------------
       HIGHEST DAILY LIFETIME INCOME v2.1
       WITH HIGHEST DAILY DEATH
       BENEFIT (assessed against greater of
       Unadjusted Account Value and
       Protected Withdrawal Value)

       Maximum Charge /8/                        2.00%     0.55% +2.00%
       Current Charge                            1.50%     0.55% +1.50%
       -----------------------------------------------------------------
       SPOUSAL HIGHEST DAILY LIFETIME INCOME
       v2.1 WITH HIGHEST DAILY DEATH
       BENEFIT (assessed against greater of
       Unadjusted Account Value and
       Protected Withdrawal Value)

       Maximum Charge /8/                        2.00%     0.55% +2.00%
       Current Charge                            1.60%     0.55% +1.60%
       -----------------------------------------------------------------

 6 The charge for each of Highest Daily Lifetime Income v2.1 benefits listed above is assessed against the greater of Unadjusted Account Value and the Protected Withdrawal Value (PWV). PWV is described in the Living Benefits section of this prospectus.
 7  HOW THE OPTIONAL BENEFIT FEES AND CHARGES ARE DETERMINED
    The charge is taken out of the Sub-accounts. The current optional benefit charge is in addition to the 0.55% annualized charge of amounts invested in the Sub-accounts.
    Highest Daily Lifetime Income v2.1: 1.00% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
    Spousal Highest Daily Lifetime Income v2.1: 1.10% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
    Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit: 1.50% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
    Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death
    Benefit: 1.60% current optional benefit charge is in addition to 0.55% annualized charge of amounts invested in the Sub-accounts for base Annuity.
 8 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you decide to elect or re-add a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for then new contract owners up to the maximum indicated.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") for the year ended December 31, 2012 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              Total Portfolio Operating Expense  0.58%    2.05%
              ----------------------------------------------------

 The following are the total annual expenses for each underlying mutual fund ("Portfolio") for the year ended December 31, 2012, except as noted and except if the underlying Portfolio's inception date is subsequent to December 31, 2012. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                        Distribution                                      Total
                                                 and/or                Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
Advanced Series Trust
 AST Academic Strategies
  Asset Allocation
  Portfolio                 0.71%     0.02%      0.04%        0.13%       0.01%       0.68%     1.59%       0.00%       1.59%
 AST Advanced Strategies
  Portfolio                 0.81%     0.03%      0.10%        0.00%       0.00%       0.05%     0.99%       0.00%       0.99%
 AST AQR Emerging
  Markets Equity
  Portfolio                 1.09%     0.16%      0.10%        0.00%       0.00%       0.00%     1.35%       0.00%       1.35%
 AST AQR Large-Cap
  Portfolio                 0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
 AST Balanced Asset
  Allocation Portfolio      0.15%     0.01%       None        0.00%       0.00%       0.83%     0.99%       0.00%       0.99%
 AST BlackRock Global
  Strategies Portfolio      0.97%     0.03%      0.10%        0.00%       0.00%       0.02%     1.12%       0.00%       1.12%
 AST BlackRock iShares
  ETF Portfolio /1/         0.88%     0.03%      0.10%        0.00%       0.00%       0.26%     1.27%      -0.26%       1.01%
 AST BlackRock Value
  Portfolio                 0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%       0.00%       0.94%
 AST Capital Growth
  Asset Allocation
  Portfolio                 0.15%     0.01%       None        0.00%       0.00%       0.86%     1.02%       0.00%       1.02%
 AST ClearBridge
  Dividend Growth
  Portfolio                 0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%       0.00%       0.94%
 AST Cohen & Steers
  Realty Portfolio          0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%       1.11%
 AST Defensive Asset
  Allocation Portfolio      0.15%     0.02%       None        0.00%       0.00%       0.80%     0.97%       0.00%       0.97%
 AST Federated
  Aggressive Growth
  Portfolio                 0.93%     0.05%      0.10%        0.00%       0.00%       0.00%     1.08%       0.00%       1.08%
 AST FI Pyramis(R) Asset
  Allocation Portfolio
  /2/                       0.82%     0.09%      0.10%        0.23%       0.07%       0.00%     1.31%       0.00%       1.31%
 AST First Trust
  Balanced Target
  Portfolio                 0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%       0.00%       0.93%
 AST Franklin Templeton
  Founding Funds
  Allocation Portfolio      0.91%     0.02%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST Franklin Templeton
  Founding Funds Plus
  Portfolio                 0.02%     0.03%       None        0.00%       0.00%       1.02%     1.07%       0.00%       1.07%
 AST Global Real Estate
  Portfolio                 0.99%     0.07%      0.10%        0.00%       0.00%       0.00%     1.16%       0.00%       1.16%
 AST Goldman Sachs
  Concentrated Growth
  Portfolio                 0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Goldman Sachs
  Large- Cap Value
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                        Distribution                                      Total
                                                 and/or                Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
Advanced Series Trust
 continued
 AST Goldman Sachs
  Mid-Cap Growth
  Portfolio                 0.99%     0.04%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST Goldman Sachs
  Multi- Asset Portfolio
  /3/                       0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%      -0.10%       0.97%
 AST Goldman Sachs
  Small- Cap Value
  Portfolio                 0.94%     0.04%      0.10%        0.00%       0.00%       0.08%     1.16%       0.00%       1.16%
 AST High Yield Portfolio   0.72%     0.03%      0.10%        0.00%       0.00%       0.00%     0.85%       0.00%       0.85%
 AST International
  Growth Portfolio          0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST International Value
  Portfolio                 0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST Investment Grade
  Bond Portfolio /4/        0.63%     0.02%      0.10%        0.00%       0.00%       0.00%     0.75%      -0.04%       0.71%
 AST J.P. Morgan Global
  Thematic Portfolio        0.92%     0.04%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST J.P. Morgan
  International Equity
  Portfolio                 0.87%     0.09%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST J.P. Morgan
  Strategic
  Opportunities Portfolio   0.97%     0.06%      0.10%        0.15%       0.01%       0.00%     1.29%       0.00%       1.29%
 AST Jennison Large-Cap
  Growth Portfolio          0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Jennison Large-Cap
  Value Portfolio           0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Large-Cap Value
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Lord Abbett Core
  Fixed Income Portfolio
  /5/                       0.77%     0.02%      0.10%        0.00%       0.00%       0.00%     0.89%      -0.13%       0.76%
 AST Marsico Capital
  Growth Portfolio          0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Global Equity
  Portfolio                 0.99%     0.11%      0.10%        0.00%       0.00%       0.00%     1.20%       0.00%       1.20%
 AST MFS Growth Portfolio   0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Large-Cap Value
  Portfolio                 0.83%     0.05%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Mid-Cap Value
  Portfolio                 0.93%     0.03%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST Money Market
  Portfolio                 0.47%     0.01%      0.10%        0.00%       0.00%       0.00%     0.58%       0.00%       0.58%
 AST Neuberger Berman
  Core Bond Portfolio /6/   0.68%     0.02%      0.10%        0.00%       0.00%       0.00%     0.80%      -0.01%       0.79%
 AST Neuberger Berman
  Mid- Cap Growth
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Neuberger
  Berman/LSV Mid-Cap
  Value Portfolio           0.89%     0.04%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST New Discovery Asset
  Allocation Portfolio      0.84%     0.11%      0.10%        0.00%       0.00%       0.00%     1.05%       0.00%       1.05%
 AST Parametric Emerging
  Markets Equity
  Portfolio                 1.07%     0.24%      0.10%        0.00%       0.00%       0.00%     1.41%       0.00%       1.41%
 AST PIMCO Limited
  Maturity Bond Portfolio   0.62%     0.03%      0.10%        0.00%       0.00%       0.00%     0.75%       0.00%       0.75%
 AST PIMCO Total Return
  Bond Portfolio            0.60%     0.02%      0.10%        0.00%       0.00%       0.00%     0.72%       0.00%       0.72%
 AST Preservation Asset
  Allocation Portfolio      0.15%     0.01%       None        0.00%       0.00%       0.78%     0.94%       0.00%       0.94%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                        Distribution                                      Total
                                                 and/or                Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
Advanced Series Trust
 continued
 AST Prudential Core
  Bond Portfolio /6/        0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.03%       0.76%
 AST Prudential Growth
  Allocation Portfolio
  /7/                       0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%      -0.02%       0.91%
 AST QMA Emerging
  Markets Equity
  Portfolio                 1.09%     0.21%      0.10%        0.00%       0.00%       0.00%     1.40%       0.00%       1.40%
 AST QMA Large-Cap
  Portfolio                 0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
 AST QMA US Equity Alpha
  Portfolio                 0.99%     0.05%      0.10%        0.38%       0.25%       0.00%     1.77%       0.00%       1.77%
 AST Quantitative
  Modeling Portfolio        0.25%     0.07%       None        0.00%       0.00%       0.89%     1.21%       0.00%       1.21%
 AST RCM World Trends
  Portfolio /8/             0.92%     0.04%      0.10%        0.00%       0.00%       0.00%     1.06%      -0.07%       0.99%
 AST Schroders Global
  Tactical Portfolio        0.92%     0.03%      0.10%        0.00%       0.00%       0.13%     1.18%       0.00%       1.18%
 AST Schroders
  Multi-Asset World
  Strategies Portfolio      1.06%     0.04%      0.10%        0.00%       0.00%       0.12%     1.32%       0.00%       1.32%
 AST Small-Cap Growth
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Small-Cap Value
  Portfolio                 0.88%     0.04%      0.10%        0.00%       0.00%       0.04%     1.06%       0.00%       1.06%
 AST T. Rowe Price Asset
  Allocation Portfolio      0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%       0.00%       0.93%
 AST T. Rowe Price
  Equity Income Portfolio   0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST T. Rowe Price
  Large-Cap Growth
  Portfolio                 0.84%     0.02%      0.10%        0.00%       0.00%       0.00%     0.96%       0.00%       0.96%
 AST T. Rowe Price
  Natural Resources
  Portfolio                 0.88%     0.04%      0.10%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Templeton Global
  Bond Portfolio            0.79%     0.09%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Wellington
  Management Hedged
  Equity Portfolio          0.98%     0.04%      0.10%        0.00%       0.00%       0.03%     1.15%       0.00%       1.15%
 AST Western Asset Core
  Plus Bond Portfolio       0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%       0.00%       0.79%
 AST Western Asset
  Emerging Markets Debt
  Portfolio /9/             0.84%     0.06%      0.10%        0.00%       0.00%       0.00%     1.00%      -0.05%       0.95%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
ProFund VP /10/
 Consumer Goods             0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%       1.68%
 Consumer Services          0.75%     0.91%      0.25%        0.00%       0.00%       0.00%     1.91%       0.23%       1.68%
 Financials                 0.75%     0.91%      0.25%        0.00%       0.00%       0.00%     1.91%       0.23%       1.68%
 Health Care                0.75%     0.81%      0.25%        0.00%       0.00%       0.00%     1.81%       0.13%       1.68%
 Industrials                0.75%     0.94%      0.25%        0.00%       0.00%       0.00%     1.94%       0.26%       1.68%
 Large-Cap Growth           0.75%     0.86%      0.25%        0.00%       0.00%       0.00%     1.86%       0.18%       1.68%
 Large-Cap Value            0.75%     0.93%      0.25%        0.00%       0.00%       0.00%     1.93%       0.25%       1.68%
 Mid-Cap Growth             0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%       1.68%
 Mid-Cap Value              0.75%     0.91%      0.25%        0.00%       0.00%       0.02%     1.93%       0.23%       1.70%
 Real Estate                0.75%     0.84%      0.25%        0.00%       0.00%       0.00%     1.84%       0.16%       1.68%
 Small-Cap Growth /11/      0.75%     0.89%      0.25%        0.00%       0.00%       0.00%     1.89%       0.21%       1.68%
 Small-Cap Value            0.75%     0.99%      0.25%        0.00%       0.00%       0.06%     2.05%       0.31%       1.74%
 Telecommunications         0.75%     0.85%      0.25%        0.00%       0.00%       0.00%     1.85%       0.17%       1.68%
 Utilities                  0.75%     0.86%      0.25%        0.00%       0.00%       0.00%     1.86%       0.18%       1.68%

 1  Prudential Investments LLC and AST Investment Services, Inc. (the
    Investment Managers) have contractually agreed to waive a portion of their investment management fee equal to the Acquired Portfolio Fees and Expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees and other expenses (including Distribution Fees, Acquired Portfolio Fees and Expenses, and Other Expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2014. These arrangements may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangements after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 2  Pyramis is a registered service mark of FMR LLC. Used under license.
 3 The Investment Managers have contractually agreed to waive 0.10% of their investment management fees through June 30, 2016. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2016, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2016 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 4 The Portfolio's distributor, Prudential Annuities Distributors, Inc. (PAD) has contractually agreed to reduce its distribution and service fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio: average daily net Portfolio assets up to and including $300 million: fee rate is 0.10% (no waiver); average daily net Portfolio assets over $300 million up to and including $500 million: fee rate is 0.08%; average daily net Portfolio assets over $500 million up to and including $750 million: fee rate is 0.07%; average daily net Portfolio assets over $750 million: fee rate is 0.06%. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and the Prudential Investments LLC, AST Investment Services, Inc.
    and PAD cannot terminate or otherwise modify the waiver.
 5 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.15% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 6 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 7 The Investment Managers have contractually agreed to waive 0.02% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 8 The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 9 The Investment Managers have contractually agreed to waive 0.05% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 10 ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Portfolio Operating Expenses (excluding "Acquired Portfolio Fees and Expenses"), as a percentage of average daily net assets, exceed 1.68% through April 30, 2014. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time.
 11 "Acquired Portfolio Fees and Expenses" for the fiscal year end December 31,
    2012 were less than 0.01% and are included in "Other Expenses".

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in the Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges for the Annuity as described in "Summary of Contract Fees and Charges."
   .   Insurance Charge
   .   Annual Maintenance Fee
   .   Optional benefit fees, as described below

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2012 and these expenses remain the same each year*

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, which is the maximum optional benefit charge. There is no other combination of optional benefits that would result in higher maximum charges than those shown in the examples.

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 Expense Examples are provided as follows:

 If you surrender your Annuity, do not surrender, or annuitize at the end of the applicable time period:


                                   1 yr 3 yrs  5 yrs  10 yrs
                   -----------------------------------------
                   Advisor Series  $514 $1,576 $2,684 $5,663
                   -----------------------------------------


 Please see Appendix A for a table of Accumulation Unit Values.

                                    SUMMARY

 Prudential Premier Advisor Variable Annuity Series ("Advisor Series")
 This Summary describes key features of the Annuity offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing the Annuity. You should read the entire prospectus for a complete description of the Annuity. Your Financial Professional can also help you if you have questions.

 The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.


 The Annuity offers various investment portfolios. With the help of your Financial Professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see "Investment Options"). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in "underlying" mutual funds.


 GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU, GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.

 Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your Financial Professional to complete an application. The maximum age for purchasing the Annuity is 85 and the minimum initial Purchase Payment is $10,000.

 The "Maximum Age for Initial Purchase" applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.


 After you purchase your Annuity, you will have a limited period of time during which you may cancel (or "Free Look") the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.


 Please see "Purchasing the Annuity" for more detail.

 Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying mutual funds is described in its own prospectus, which you should read before investing. There is no assurance that any variable Investment Option will meet its investment objective.

 You may also allocate money to an MVA Option that earns interest for a specific time period. In general, if you withdraw your money from this option more than 30 days prior to the end of the "Guarantee Period", you will be subject to a "Market Value Adjustment", which can either increase or decrease your Account Value. We also offer a 6 or 12 Month DCA Program under which your money is transferred monthly from a DCA MVA Option to the other Investment Options you have designated. Premature withdrawals from the DCA MVA Option may also be subject to a Market Value Adjustment.

 We also offer other programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 Please see "Investment Options," and "Managing Your Account Value" for information.

 Access to Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax.

 You may elect to receive income through annuity payments over your lifetime, also called "Annuitization". If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.

 Please see "Access to Account Value" and "Annuity Options" for more information.

 Optional Living Benefits

 Guaranteed Lifetime Withdrawal Benefits. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of "Protected Withdrawal Value", even if your Account Value falls to zero. The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called "Excess Income," will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as "Excess Withdrawals".


 We currently offer the following benefits:
   .   Highest Daily Lifetime Income v2.1
   .   Spousal Highest Daily Lifetime Income v2.1
   .   Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit
   .   Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death
       Benefit

 These benefits utilize a predetermined mathematical formula to help us manage your guarantee through all market cycles. Under the predetermined mathematical formula, your Account Value may be transferred between certain "permitted Sub-accounts" on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.


 In the Living Benefits section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given benefit year (i.e., "Excess Income"), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such Excess Income.


 Please see "Living Benefits" for more information.

 Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Annuity offers a minimum death benefit. Please see "Death Benefits" for more information.

 Fees and Charges: The Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the "Summary of Contract Fees and Charges" table in the prospectus. In addition, there are fees and expenses of the underlying Portfolios.


 What does it mean that my Annuity is "tax deferred"? Variable annuities are "tax deferred", meaning you pay no taxes on any earnings from your Annuity until you withdraw the money. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.


 You may also purchase the Annuity as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.


 Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail in the section entitled "Restrictions on Transfers Between Investment Options."

 Other Information: Please see the section entitled "Other Information" for more information about the Annuity, including legal information about Pruco Life, the Separate Account, and underlying funds.

                              INVESTMENT OPTIONS

 The Investment Options under the Annuity consist of the Sub-accounts and the MVA Options. In this section, we describe the portfolios. We then discuss the investment restrictions that apply if you elect certain optional benefits. Finally, we discuss the MVA Options.


 Each Sub-account invests in an underlying portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are permitted, are your choice - we do not provide investment advice, nor do we recommend any particular portfolio. You bear the investment risk for amounts allocated to the portfolios.

 In contrast to the Sub-accounts, Account Value allocated to an MVA Option earns a fixed rate of interest as long as you remain invested for the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in an MVA Option, so long as you remain invested in the MVA Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the MVA Option's Guarantee Period, you will be subject to a Market Value Adjustment or "MVA", which can be positive or negative. A "Guarantee Period" is the period of time during which we credit a fixed rate of interest to an MVA Option.

 As a condition of participating in the optional benefits, you may be prohibited from investing in certain Sub-accounts or MVA Options. We describe those restrictions below. In addition, the optional living benefits (e.g., Highest Daily Lifetime Income v2.1) employ a pre-determined mathematical formula, under which money is transferred between your chosen Sub-accounts and the AST Investment Grade Bond Sub-account.

 Whether or not you elect a benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

    (a)a portfolio's investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the portfolio's investment strategy;
    (b)the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
    (c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.

 The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to the AST Investment Grade Bond Sub-account and others Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

 The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.


 VARIABLE INVESTMENT OPTIONS

 Each variable Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "Pruco Life and the Separate Account" for more detailed information). Each Sub-account invests exclusively in one portfolio. You should carefully read the prospectus for any portfolio in which you are interested. The Investment Objectives/Policies Chart below classifies each of the portfolios based on our assessment of their investment style. The chart also provides a description of each portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. Please note, the AST Investment Grade Bond Portfolio is not available for allocation of Purchase Payments.


 Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those portfolios.

 The portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the portfolio may have been modeled after at its inception. Conversely, certain retail mutual funds may be managed by the same portfolio advisor or sub-advisor of a Portfolio available as a Sub-account or have a similar name. While the investment objective and policies of the retail mutual funds and the portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the portfolios are found in the prospectuses for the portfolios. The current prospectuses and statements of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888. Please read the prospectus carefully before investing.


 Effective APRIL 29, 2013, the AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to April 29, 2013 you had any portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Franklin Templeton Founding Funds Allocation Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account prior to April 29, 2013, you cannot allocate Account Value to the AST Franklin Templeton Founding Funds Allocation Sub-account.

 The name of the advisor/sub-advisor for each portfolio appears next to the description. Those portfolios whose name includes the prefix "AST" are portfolios of the Advanced Series Trust. The portfolios of the Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life. However, for most Portfolios, one or more sub-advisors, as noted below, is engaged to conduct day-to-day management. Allocations made to all AST Portfolios benefit us financially.

 Please see the Additional Information section, under the heading concerning "Service Fees Payable to Pruco Life" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates. You may select portfolios individually, create your own combination of portfolios (certain limitations apply - see "Limitations With Optional Benefits" later in this section), or select from among combinations of portfolios that we have created called "Prudential Portfolio Combinations." Under Prudential Portfolio Combinations, each Portfolio Combination consists of several asset allocation portfolios, each of which represents a specified percentage of your allocations. If you elect to invest according to one of these Portfolio Combinations, we will allocate your initial Purchase Payment among the Sub-accounts within the Portfolio Combination according to the percentage allocations. You may elect to allocate additional Purchase Payments according to the composition of the Portfolio Combination, although if you do not make such an explicit election, we will allocate additional Purchase Payments as discussed below under "Additional Purchase Payments." Once you have selected a Portfolio Combination, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts. This is a static, point of sale model allocation. Over time, the percentages in each asset allocation portfolio may vary from the Portfolio Combination you selected when you purchased your Annuity based on the performance of each of the portfolios within the Portfolio Combination. However, you may elect to participate in an automatic rebalancing program, under which we would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations stipulated by the Portfolio Combination you elected. Please see "Automatic Rebalancing Programs" below for details about how such a program operates. If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that uses a predetermined mathematical formula, under which your Account Value may be transferred between certain "Permitted Sub-accounts" and the AST Investment Grade Bond Sub-account, and you have elected automatic rebalancing in addition to Prudential Portfolio Combinations, you should be aware that: (a) used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally as part of Prudential Portfolio Combinations.


 If you are interested in a Portfolio Combination, you should work with your Financial Professional to select the Portfolio Combination that is appropriate for you, in light of your investment time horizon, investment goals and expectations and market risk tolerance, and other relevant factors. In providing these Portfolio Combinations, we are not providing investment advice. You are responsible for determining which Portfolio Combination or Sub-account(s) is best for you. Asset allocation does not ensure a profit or protect against a loss.

       INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                            TYPE           ADVISOR/
                                                        SUBADVISOR(S)
   -------------------------------------------------------------------------
                 AST FUNDS
   -------------------------------------------------------------------------
    AST Academic Strategies Asset          ASSET         AlphaSimplex
    Allocation Portfolio: seeks            ALLOCA-     Group, LLC; AQR
    long-term capital appreciation. The     TION     Capital Management,
    Portfolio is a multi-asset class                     LLC and CNH
    fund that pursues both top-down                     Partners, LLC;
    asset allocation strategies and                     CoreCommodity
    bottom-up selection of securities,                 Management, LLC;
    investment managers, and mutual                  First Quadrant, L.P.;
    funds. Under normal circumstances,               Jennison Associates
    approximately 60% of the assets will               LLC; J.P. Morgan
    be allocated to traditional asset                     Investment
    classes (including US and                         Management, Inc.;
    international equities and bonds,                 Pacific Investment
    including non-investment grade                        Management
    bonds, commonly known as "junk                       Company LLC
    bonds") and approximately 40% of the             (PIMCO); Prudential
    assets will be allocated to                        Investments LLC;
    non-traditional asset classes and                    Quantitative
    strategies (including real estate,                    Management
    commodities, and alternative                       Associates LLC;
    strategies). Those percentages are                  Western Asset
    subject to change at the discretion                   Management
    of the advisor and Quantitative                    Company/ Western
    Management Associates LLC.                         Asset Management
                                                       Company Limited
   -------------------------------------------------------------------------
    AST Advanced Strategies Portfolio:     ASSET          LSV Asset
    seeks a high level of absolute         ALLOCA-       Management;
    return by using traditional and         TION       Marsico Capital
    non-traditional investment                         Management, LLC;
    strategies and by investing in                    Pacific Investment
    domestic and foreign equity and                       Management
    fixed income securities, derivative                  Company LLC
    instruments and other investment                       (PIMCO);
    companies. The Portfolio uses                        Quantitative
    traditional and non-traditional                       Management
    investment strategies by investing                 Associates LLC;
    in domestic and foreign equity and                  T. Rowe Price
    fixed income securities, derivative               Associates, Inc.;
    instruments and other investment                   William Blair &
    companies. The asset allocation                      Company, LLC
    generally provides for an allotment
    of 60% of the Portfolio's assets to
    a combination of domestic and
    international equity strategies and
    the remaining 40% of assets to a
    combination of U.S. fixed income,
    hedged international bond, and real
    return investment strategies.
    Quantitative Management Associates
    LLC allocates the assets of the
    Portfolio across different
    investment categories and
    subadvisors.
   -------------------------------------------------------------------------
    AST AQR Emerging Markets Equity        INTER-        AQR Capital
    Portfolio: seeks long-term capital    NATIONAL     Management, LLC
    appreciation. The Portfolio seeks to   EQUITY
    achieve its investment objective by
    both overweighting and
    underweighting securities,
    industries, countries, and
    currencies relative to the MSCI
    Emerging Markets Index, using
    proprietary quantitative return
    forecasting models and systematic
    risk-control methods developed by
    the subadvisor. Under normal
    circumstances, the Portfolio will
    invest at least 80% of its assets in
    equity securities of issuers: (i)
    located in emerging market
    countries, or (ii) included as
    emerging market issuers in one or
    more broad-based market indices. The
    subadvisor intends to make use of
    certain derivative instruments in
    order to implement its investment
    strategy.
   -------------------------------------------------------------------------

       INVESTMENT OBJECTIVES/POLICIES       STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                         SUBADVISOR(S)
   -------------------------------------------------------------------------
    AST AQR Large-Cap Portfolio: seeks     LARGE-CAP      AQR Capital
    long-term capital appreciation. The      BLEND      Management, LLC
    Portfolio invests, under normal
    circumstances, at least 80% of the
    value of its assets in equity and
    equity-related securities of
    large-capitalization companies. For
    purposes of the Portfolio, a
    large-cap company is a company with
    a market capitalization in the range
    of companies in the S&P 500(R) Index
    (between $1.6 billion and $483
    billion as of December 31, 2012).
    The Portfolio's subadvisor utilizes
    a quantitative investment process.
   -------------------------------------------------------------------------
    AST Balanced Asset Allocation            ASSET         Prudential
    Portfolio: seeks to obtain the          ALLOCA-     Investments LLC;
    highest potential total return           TION         Quantitative
    consistent with its specified level                    Management
    of risk. The Portfolio primarily                     Associates LLC
    invests its assets in a diversified
    portfolio of other mutual funds,
    within the Advanced Series Trust and
    certain affiliated money market
    funds. Under normal market
    conditions, the Portfolio will
    devote approximately 60% of its net
    assets to underlying portfolios
    investing primarily in equity
    securities (with a range of 52.5% to
    67.5%), and 40% of its net assets to
    underlying portfolios investing
    primarily in debt securities and
    money market instruments (with a
    range of 32.5% to 47.5%). The
    Portfolio is not limited to
    investing exclusively in shares of
    the underlying portfolios and may
    invest in securities, exchange
    traded funds (ETFs), and futures
    contracts, swap agreements and other
    financial and derivative instruments.
   -------------------------------------------------------------------------
    AST BlackRock Global Strategies          ASSET     BlackRock Financial
    Portfolio: seeks a high total return    ALLOCA-     Management, Inc.
    consistent with a moderate level of      TION
    risk. The Portfolio is a global,
    multi asset-class portfolio that
    invests directly in, among other
    things, equity and equity-related
    securities, investment grade debt
    securities (including, without
    limitation, U.S. Treasuries and U.S.
    government securities),
    non-investment grade bonds (also
    known as "high yield bonds" or "junk
    bonds"), real estate investment
    trusts (REITs), exchange traded
    funds (ETFs), and derivative
    instruments, including
    commodity-linked derivative
    instruments.
   -------------------------------------------------------------------------
    AST BlackRock iShares ETF Portfolio:     ASSET     BlackRock Financial
    seeks to maximize total return with     ALLOCA-     Management, Inc.
    a moderate level of risk. The            TION
    Portfolio attempts to meet its
    objective through investment in
    iShares exchange traded funds (ETFs)
    across global equity and fixed
    income asset classes. Employing a
    tactical investment process, the
    Portfolio holds ETFs that invest in
    a variety of asset classes,
    including equity and equity-related
    securities, investment grade debt
    securities, non-investment grade
    debt securities (commonly referred
    to as "junk" bonds), real estate
    investment trusts, and commodities.
   -------------------------------------------------------------------------
    AST BlackRock Value Portfolio: seeks   LARGE-CAP       BlackRock
    maximum growth of capital by             VALUE         Investment
    investing primarily in the value                    Management, LLC
    stocks of larger companies. The
    Portfolio pursues its objective,
    under normal market conditions, by
    investing at least 80% of the value
    of its assets in the equity
    securities of large-sized companies
    included in the Russell 1000(R)
    Value Index. The subadvisor employs
    an investment strategy designed to
    maintain a portfolio of equity
    securities which approximates the
    market risk of those stocks included
    in the Russell 1000(R) Value Index,
    but which attempts to outperform the
    Russell 1000(R) Value Index through
    active stock selection.
   -------------------------------------------------------------------------
    AST Capital Growth Asset Allocation      ASSET         Prudential
    Portfolio: seeks to obtain a total      ALLOCA-     Investments LLC;
    return consistent with its specified     TION         Quantitative
    level of risk. The Portfolio                           Management
    primarily invests its assets in a                    Associates LLC
    diversified portfolio of other
    mutual funds, within the Advanced
    Series Trust and certain affiliated
    money market funds. Under normal
    market conditions, the Portfolio
    will devote approximately 75% of its
    net assets to underlying portfolios
    investing primarily in equity
    securities (with a range of 67.5% to
    80%), and 25% of its net assets to
    underlying portfolios investing
    primarily in debt securities and
    money market instruments (with a
    range of 20.0% to 32.5%). The
    Portfolio is not limited to
    investing exclusively in shares of
    the underlying portfolios and may
    invest in securities, exchange
    traded funds (ETFs), and futures
    contracts, swap agreements and other
    financial and derivative instruments.
   -------------------------------------------------------------------------

       INVESTMENT OBJECTIVES/POLICIES       STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                          SUBADVISOR(S)
   --------------------------------------------------------------------------
    AST ClearBridge Dividend Growth        LARGE-CAP       ClearBridge
    Portfolio: seeks income, capital         BLEND      Investments, LLC
    preservation, and capital
    appreciation. Under normal
    circumstances, at least 80% of the
    Portfolio's net assets will be
    invested in equity or equity-related
    securities which the subadvisor
    believes have the ability to
    increase dividends over the longer
    term. The subadvisor will manage the
    Portfolio to provide exposure to
    companies that either pay an
    existing dividend or have the
    potential to pay and/or
    significantly grow their dividends.
    To do so, the subadvisor will
    conduct fundamental research to
    screen for companies that have
    attractive dividend yields, a
    history and potential for positive
    dividend growth, strong balance
    sheets, and reasonable valuations.
   --------------------------------------------------------------------------
    AST Cohen & Steers Realty Portfolio:   SPECIALTY     Cohen & Steers
    seeks to maximize total return                     Capital Management,
    through investment in real estate                         Inc.
    securities. The Portfolio pursues
    its investment objective by
    investing, under normal
    circumstances, at least 80% of its
    net assets in securities issued by
    companies associated with the real
    estate industry, such as real estate
    investment trusts (REITs). Under
    normal circumstances, the Portfolio
    will invest substantially all of its
    assets in the equity securities of
    real estate related issuers, i.e., a
    company that derives at least 50% of
    its revenues from the ownership,
    construction, financing, management
    or sale of real estate or that has
    at least 50% of its assets in real
    estate.
   --------------------------------------------------------------------------
    AST Defensive Asset Allocation           ASSET         Prudential
    Portfolio: seeks to obtain the          ALLOCA-     Investments LLC;
    highest potential total return           TION         Quantitative
    consistent with its specified level                    Management
    of risk tolerance. The Portfolio                     Associates LLC
    primarily invests its assets in a
    diversified portfolio of other
    mutual funds, within the Advanced
    Series Trust and certain affiliated
    money market funds. Under normal
    market conditions, the Portfolio
    will devote approximately 15% of its
    net assets to underlying portfolios
    investing primarily in equity
    securities (with a range of 7.5% to
    22.5%), and 85% of its net assets to
    underlying portfolios investing
    primarily in debt securities and
    money market instruments (with a
    range of 77.5% to 92.5%). The
    Portfolio is not limited to
    investing exclusively in shares of
    the underlying portfolios and may
    invest in securities, exchange
    traded funds (ETFs), and futures
    contracts, swap agreements and other
    financial and derivative instruments.
   --------------------------------------------------------------------------
    AST Federated Aggressive Growth        SMALL-CAP    Federated Equity
    Portfolio: seeks capital growth. The    GROWTH         Management
    Portfolio pursues its investment                       Company of
    objective by investing primarily in                   Pennsylvania/
    the stocks of small companies that                  Federated Global
    are traded on national security                        Investment
    exchanges, NASDAQ stock exchange and                Management Corp.
    the over- the-counter market. Small
    companies are defined as companies
    with market capitalizations similar
    to companies in the Russell 2000(R)
    Index and S&P SmallCap 600 Index.
   --------------------------------------------------------------------------
    AST FI Pyramis(R) Asset Allocation       ASSET       Pyramis Global
    Portfolio: seeks to maximize total      ALLOCA-      Advisors, LLC a
    return. In seeking to achieve the        TION      Fidelity Investments
    Portfolio's investment objective,                        Company
    the Portfolio's assets are allocated
    across eight uniquely specialized
    investment strategies. The Portfolio
    has five strategies that invest
    primarily in equity securities, two
    fixed income strategies (the Broad
    Market Duration Strategy and the
    High Yield Bond Strategy, which
    invests in securities commonly known
    as "junk bonds"), and one strategy
    designed to provide liquidity (the
    Liquidity Strategy).
   --------------------------------------------------------------------------
    AST First Trust Balanced Target          ASSET         First Trust
    Portfolio: seeks long-term capital      ALLOCA-       Advisors L.P.
    growth balanced by current income.       TION
    The Portfolio seeks to achieve its
    objective by investing approximately
    65% (between 60-70%) of its net
    assets in equity securities and
    approximately 35% (between 30-40%)
    of its net assets in fixed income
    securities as of the annual security
    selection date. The allocations do
    not take into account the potential
    investment of up to 5% of the
    Portfolio's assets in the
    "liquidity" investment sleeve. In
    seeking to achieve its investment
    objective, the Portfolio allocates
    its assets across multiple uniquely
    specialized investment strategies.
    The Portfolio can hold up to 3.5% of
    its net assets in senior loans,
    which are typically secured,
    floating rate loans made by banks to
    corporations rated below investment
    grade, and may be commonly referred
    to as "junk bonds".
   --------------------------------------------------------------------------



 Pyramis is a registered service mark of FMR LLC. Used under license.

       INVESTMENT OBJECTIVES/POLICIES      STYLE/          PORTFOLIO
                                            TYPE            ADVISOR/
                                                         SUBADVISOR(S)
   --------------------------------------------------------------------------
    AST Franklin Templeton Founding         ASSET      Franklin Advisers,
    Funds Allocation Portfolio: seeks      ALLOCA-    Inc.; Franklin Mutual
    capital appreciation while its          TION         Advisers, LLC;
    secondary investment objective is to                Templeton Global
    seek income. Under normal market                    Advisors Limited
    conditions the Portfolio will seek
    to achieve its investment objectives
    by allocating 33 1/3% of its assets
    to each of the Portfolio's three
    subadvisors. The Portfolio will
    normally invest in a combination of
    domestic and foreign equity and
    fixed income and money market
    securities. The Franklin Advisers
    segment invests in a diversified
    portfolio of debt and equity
    securities. This sleeve may invest
    up to 100% of total assets in debt
    securities that are rated below
    investment grade (commonly known as
    "junk bonds"). The Franklin Mutual
    segment normally invests at least
    65% of the assets in the segment in
    equity securities that Franklin
    Mutual believes are available at
    below-market prices. The Templeton
    Global segment normally invests at
    least 65% of the assets in the
    segment in the equity securities of
    companies located anywhere in the
    world, including emerging markets.
   --------------------------------------------------------------------------
    AST Franklin Templeton Founding         ASSET        AST Investment
    Funds Plus Portfolio: seeks capital    ALLOCA-      Services, Inc.;
    appreciation. The Portfolio operates    TION           Prudential
    as a "fund-of-funds" by investing                   Investments LLC
    approximately 75% of the Portfolio's
    net assets in the AST Franklin
    Templeton Founding Funds Allocation
    Portfolio and approximately 25% of
    the Portfolio's assets in the AST
    Templeton Global Bond Portfolio.
   --------------------------------------------------------------------------
    AST Global Real Estate Portfolio:     SPECIALTY     Prudential Real
    seeks capital appreciation and                      Estate Investors
    income. The Portfolio will normally
    invest at least 80% of its
    investable assets (net assets plus
    any borrowing made for investment
    purposes) in equity-related
    securities of real estate companies.
    The Portfolio will invest in
    equity-related securities of real
    estate companies on a global basis
    and the Portfolio may invest up to
    15% of its net assets in ownership
    interests in commercial real estate
    through investments in private real
    estate.
   --------------------------------------------------------------------------
    AST Goldman Sachs Concentrated        LARGE-CAP   Goldman Sachs Asset
    Growth Portfolio: seeks long-term      GROWTH       Management, L.P.
    growth of capital. The Portfolio
    will pursue its objective by
    investing primarily in equity
    securities of companies that the
    subadvisor believes have the
    potential to achieve capital
    appreciation over the long-term. The
    Portfolio seeks to achieve its
    investment objective by investing,
    under normal circumstances, in
    approximately 30 - 45 companies that
    are considered by the subadvisor to
    be positioned for long-term growth.
   --------------------------------------------------------------------------
    AST Goldman Sachs Large-Cap Value     LARGE-CAP   Goldman Sachs Asset
    Portfolio: seeks long-term growth of    VALUE       Management, L.P.
    capital. The Portfolio seeks to
    achieve its investment objective by
    investing in value opportunities
    that the subadvisor, defines as
    companies with identifiable
    competitive advantages whose
    intrinsic value is not reflected in
    the stock price. The Portfolio
    invests, under normal circumstances,
    at least 80% of its net assets in
    large-cap U.S. issuers with market
    capitalizations within the range of
    the market capitalization of
    companies in the Russell 1000(R)
    Value Index at the time of
    investment.
   --------------------------------------------------------------------------
    AST Goldman Sachs Mid-Cap Growth       MID-CAP    Goldman Sachs Asset
    Portfolio: seeks long-term growth of   GROWTH       Management, L.P.
    capital. The Portfolio pursues its
    investment objective, by investing
    primarily in equity securities
    selected for their growth potential,
    and normally invests at least 80% of
    the value of its assets in
    medium-sized companies. Medium-sized
    companies are those whose market
    capitalizations (measured at the
    time of investment) fall within the
    range of companies in the Russell
    Midcap(R) Growth Index. The
    subadvisor seeks to identify
    individual companies with earnings
    growth potential that may not be
    recognized by the market at large.
   --------------------------------------------------------------------------
    AST Goldman Sachs Multi-Asset           ASSET     Goldman Sachs Asset
    Portfolio (formerly AST Horizon        ALLOCA-      Management, L.P.
    Moderate Asset Allocation               TION
    Portfolio): seeks to obtain a high
    level of total return consistent
    with its level of risk tolerance.
    The Portfolio is a global asset
    allocation fund that pursues
    domestic and foreign equity and
    fixed-income strategies emphasizing
    growth and emerging markets. Under
    normal circumstances, approximately
    50% of the Portfolio's assets are
    invested to provide exposure to
    equity securities and approximately
    50% of its net assets are invested
    to provide exposure to fixed-income
    securities. The specific allocation
    of assets among equity and
    fixed-income asset classes will vary
    from time to time, as determined by
    the Portfolio's subadvisor, based on
    a variety of factors such as the
    relative attractiveness of various
    securities based on market
    valuations, growth, and inflation
    prospects. In addition, the
    Subadvisor may implement tactical
    investment views and/or a risk
    rebalancing and volatility
    management strategy from time to
    time.
   --------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
     AST Goldman Sachs Small-Cap Value     SMALL-CAP   Goldman Sachs Asset
     Portfolio: seeks long-term capital      VALUE      Management, L.P.
     appreciation. The Portfolio will
     seek its objective through
     investments primarily in equity
     securities that are believed to be
     undervalued in the marketplace. The
     Portfolio will invest, under normal
     circumstances, at least 80% of the
     value of its assets in small
     capitalization companies. The
     Portfolio defines small
     capitalization companies as
     companies with market
     capitalizations that are within the
     range of the Russell 2000(R) Value
     Index at the time of purchase.
    ------------------------------------------------------------------------
     AST High Yield Portfolio: seeks         FIXED        J.P. Morgan
     maximum total return, consistent       INCOME         Investment
     with preservation of capital and                  Management, Inc.;
     prudent investment management. The                    Prudential
     Portfolio will invest, under normal                   Investment
     circumstances, at least 80% of its                 Management, Inc.
     net assets plus any borrowings for
     investment purposes (measured at
     time of purchase) in non-investment
     grade high yield (also known as
     "junk bonds") fixed income
     investments which may be represented
     by forwards or derivatives such as
     options, futures contracts, or swap
     agreements. Non-investment grade
     investments are securities rated Ba
     or lower by Moody's Investors
     Services, Inc. or equivalently rated
     by Standard & Poor's Corporation, or
     Fitch, or, if unrated, determined by
     the subadvisor to be of comparable
     quality.
    ------------------------------------------------------------------------
     AST International Growth Portfolio:     INTER-    Jennison Associates
     seeks long-term capital growth.       NATIONAL       LLC; Marsico
     Under normal circumstances, the        EQUITY     Capital Management,
     Portfolio invests at least 80% of                 LLC; William Blair
     the value of its assets in                          & Company, LLC
     securities of issuers that are
     economically tied to countries other
     than the United States. Although the
     Portfolio intends to invest at least
     80% of its assets in the securities
     of issuers located outside the
     United States, it may at times
     invest in U.S. issuers and it may
     invest all of its assets in fewer
     than five countries or even a single
     country.
    ------------------------------------------------------------------------
     AST International Value Portfolio:      INTER-        LSV Asset
     seeks capital growth. The Portfolio   NATIONAL       Management;
     normally invests at least 80% of the   EQUITY         Thornburg
     Portfolio's investable assets in                      Investment
     equity securities. The Portfolio                   Management, Inc.
     will invest at least 65% of its net
     assets in the equity securities of
     companies in at least three
     different countries, without limit
     as to the amount of assets that may
     be invested in a single country.
    ------------------------------------------------------------------------
     AST Investment Grade Bond Portfolio:    FIXED         Prudential
     seeks to maximize total return,        INCOME         Investment
     consistent with the preservation of                Management, Inc.
     capital and liquidity needs. Under
     normal market conditions the
     Portfolio invests at least 80% of
     its investable assets in bonds.
     Please note that you may not make
     purchase payments to this Portfolio,
     and that this Portfolio is available
     only with certain living benefits.
    ------------------------------------------------------------------------
     AST J.P. Morgan Global Thematic         ASSET        J.P. Morgan
     Portfolio (formerly AST Horizon        ALLOCA-        Investment
     Growth Asset Allocation Portfolio):     TION       Management Inc./
     seeks capital appreciation                         Security Capital
     consistent with its specified level                   Research &
     of risk tolerance. The Portfolio                      Management
     will provide exposure to a long-term                 Incorporated
     strategic asset allocation while
     having the flexibility to express
     shorter-term tactical views by
     capitalizing upon market
     opportunities globally. The
     Portfolio will invest across a broad
     range of asset classes, including,
     without limitation, domestic equity
     and debt, international and global
     developed equity, emerging markets
     equity and debt, high yield debt,
     convertible bonds, and real estate
     investment trusts. The Portfolio
     will invest primarily in individual
     securities in order to meet its
     investment objective and will also
     utilize derivative instruments for
     tactical positioning and risk
     management, and exchange traded
     funds. Under normal circumstances,
     approximately 65% of the Portfolio's
     net assets (ranging between 55-75%
     depending on market conditions) will
     be invested to provide exposure to
     equity securities and approximately
     35% of its net assets (ranging
     between 25-45% depending on market
     conditions) will be invested to
     provide exposure to fixed income
     securities.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
     AST J.P. Morgan International Equity    INTER-       J.P. Morgan
     Portfolio: seeks capital growth. The  NATIONAL        Investment
     Portfolio seeks to meet its            EQUITY      Management, Inc.
     objective by investing, under normal
     market conditions, at least 80% of
     its assets in equity securities. The
     Portfolio seeks to meet its
     investment objective by normally
     investing primarily in a diversified
     portfolio of equity securities of
     companies located or operating in
     developed non-U.S. countries and
     emerging markets of the world. The
     equity securities will ordinarily be
     traded on a recognized foreign
     securities exchange or traded in a
     foreign over-the-counter market in
     the country where the issuer is
     principally based, but may also be
     traded in other countries including
     the United States.
    ------------------------------------------------------------------------
     AST J.P. Morgan Strategic               ASSET        J.P. Morgan
     Opportunities Portfolio: seeks to      ALLOCA-        Investment
     maximize return compared to the         TION       Management, Inc.
     benchmark through security selection
     and tactical asset allocation. The
     Portfolio invests in securities and
     financial instruments (including
     derivatives) to gain exposure to
     global equity, global fixed income
     and cash equivalent markets,
     including global currencies. The
     Portfolio may invest in developed
     and emerging markets securities,
     domestic and foreign fixed income
     securities (including non-investment
     grade bonds or "junk bonds"), and
     real estate investment trusts
     (REITs) of issuers located within
     and outside the United States or in
     open-end investment companies
     advised by J.P. Morgan Investment
     Management, Inc., the Portfolio's
     subadvisor, to gain exposure to
     certain global equity and global
     fixed income markets.
    ------------------------------------------------------------------------
     AST Jennison Large-Cap Growth         LARGE-CAP   Jennison Associates
     Portfolio: seeks long-term growth of   GROWTH            LLC
     capital. Under normal market
     conditions, the Portfolio will
     invest at least 80% of its
     investable assets in the equity and
     equity-related securities of
     large-capitalization companies
     measured, at the time of purchase,
     to be within the market
     capitalization of the Russell
     1000(R) Index. In deciding which
     equity securities to buy, the
     subadvisor will invest in stocks it
     believes could experience superior
     sales or earnings growth, or high
     returns on equity and assets. Stocks
     are selected on a company-by-company
     basis using fundamental analysis.
     The companies in which the
     subadvisor will invest generally
     tend to have a unique market niche,
     a strong new product profile or
     superior management.
    ------------------------------------------------------------------------
     AST Jennison Large-Cap Value          LARGE-CAP   Jennison Associates
     Portfolio: seeks capital                VALUE            LLC
     appreciation. Under normal market
     conditions, the Portfolio will
     invest at least 80% of its
     investable assets in the equity and
     equity-related securities of
     large-capitalization companies
     measured, at the time of purchase,
     to be within the market
     capitalization of the Russell
     1000(R) Index. In deciding which
     equity securities to buy, the
     subadvisor seeks companies it
     believes are trading at a discount
     to their intrinsic value, as defined
     by the value of their earnings, free
     cash flow, the value of their
     assets, their private market value,
     or some combination of these factors
     - and which have identifiable
     catalysts which may be able to close
     the gap between the price and what
     the Portfolio believes to be the
     true worth of the company.
    ------------------------------------------------------------------------
     AST Large-Cap Value Portfolio: seeks  LARGE-CAP   Hotchkis and Wiley
     current income and long-term growth     VALUE     Capital Management,
     of income, as well as capital                            LLC
     appreciation. The Portfolio invests,
     under normal circumstances, at least
     80% of its net assets in securities
     of large capitalization companies.
     Large capitalization companies are
     those companies with market
     capitalizations, at the time of
     purchase, within the market
     capitalization range of the Russell
     1000(R) Value Index.
    ------------------------------------------------------------------------
     AST Lord Abbett Core Fixed Income       FIXED     Lord, Abbett & Co.
     Portfolio: seeks income and capital    INCOME            LLC
     appreciation to produce a high total
     return. Under normal market
     conditions, the Portfolio pursues
     its investment objective by
     investing at least 80% of its net
     assets in fixed income securities.
     The Portfolio primarily invests in
     securities issued or guaranteed by
     the U.S. government, its agencies or
     government-sponsored enterprises;
     investment grade debt securities of
     U.S. issuers; investment grade debt
     securities of non-U.S. issuers that
     are denominated in U.S. dollars;
     mortgage-backed and other
     asset-backed securities;
     inflation-linked investments; senior
     loans, and loan participations and
     assignments (including those for
     borrowers with debt that is rated
     below investment grade, or "junk");
     and derivative instruments, such as
     options, futures contracts, forward
     contracts and swap agreements.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                             TYPE          ADVISOR/
                                                         SUBADVISOR(S)
    -----------------------------------------------------------------------
     AST Marsico Capital Growth            LARGE-CAP    Marsico Capital
     Portfolio: seeks capital growth.       GROWTH      Management, LLC
     Income realization is not an
     investment objective and any income
     realized on the Portfolio's
     investments, therefore, will be
     incidental to the Portfolio's
     objective. The Portfolio will pursue
     its objective by investing primarily
     in common stocks of large companies
     that are selected for their growth
     potential. Large capitalization
     companies are companies with market
     capitalizations within the market
     capitalization range of the Russell
     1000(R) Growth Index. In selecting
     investments for the Portfolio, the
     subadvisor uses an approach that
     combines "top down" macroeconomic
     analysis with "bottom up" stock
     selection.
    -----------------------------------------------------------------------
     AST MFS Global Equity Portfolio:        INTER-      Massachusetts
     seeks capital growth. Under normal    NATIONAL    Financial Services
     circumstances the Portfolio invests    EQUITY          Company
     at least 80% of its net assets in
     equity securities. The Portfolio may
     invest in the securities of U.S. and
     foreign issuers (including issuers
     in emerging market countries). While
     the portfolio may invest its assets
     in companies of any size, the
     Portfolio generally focuses on
     companies with relatively large
     market capitalizations.
    -----------------------------------------------------------------------
     AST MFS Growth Portfolio: seeks       LARGE-CAP     Massachusetts
     long-term capital growth and future,   GROWTH     Financial Services
     rather than current income. Under                      Company
     normal market conditions, the
     Portfolio invests at least 80% of
     its net assets in common stocks and
     related securities, such as
     preferred stocks, convertible
     securities and depository receipts.
     The subadvisor focuses on investing
     the Portfolio's assets in the stocks
     of companies it believes to have
     above-average earnings growth
     potential compared to other
     companies. The subadvisor uses a
     "bottom up" as opposed to a "top
     down" investment style in managing
     the Portfolio. Quantitative models
     that systematically evaluate an
     issuer's valuation, price and
     earnings momentum, earnings quality,
     and other factors may also be
     considered.
    -----------------------------------------------------------------------
     AST MFS Large-Cap Value Portfolio:    LARGE-CAP     Massachusetts
     seeks capital appreciation. The         VALUE     Financial Services
     Portfolio seeks to achieve its                         Company
     investment objective by investing at
     least 80% of its net assets in
     issuers with large market
     capitalizations of at least $5
     billion at the time of purchase. The
     Portfolio will invest primarily in
     equity securities and may invest in
     foreign securities. The subadvisor
     focuses on investing the Portfolio's
     assets in the stocks of companies it
     believes are undervalued compared to
     their perceived worth (value
     companies). The subadvisor uses a
     "bottom-up" investment approach to
     buying and selling investments for
     the Portfolio. Investments are
     selected primarily based on
     fundamental analysis of individual
     issuers. Quantitative models that
     systematically evaluate issuers may
     also be considered.
    -----------------------------------------------------------------------
     AST Mid-Cap Value Portfolio: seeks     MID-CAP    EARNEST Partners,
     to provide capital growth by            VALUE        LLC; WEDGE
     investing primarily in                            Capital Management
     mid-capitalization stocks that                         L.L.P.
     appear to be undervalued. The
     Portfolio invests, under normal
     circumstances, at least 80% of the
     value of its net assets in
     mid-capitalization companies.
     Mid-capitalization companies are
     generally those that have market
     capitalizations, at the time of
     purchase, within the market
     capitalization range of companies
     included in the Russell Midcap(R)
     Value Index during the previous 12
     months based on month-end data.
    -----------------------------------------------------------------------
     AST Money Market Portfolio: seeks       FIXED        Prudential
     high current income and maintain       INCOME        Investment
     high levels of liquidity. The                     Management, Inc.
     Portfolio invests in high-quality
     money market instruments and seeks
     to maintain a stable net asset value
     (NAV) of $1 per share.
    -----------------------------------------------------------------------
     AST Neuberger Berman Core Bond          FIXED     Neuberger Berman
     Portfolio: seeks to maximize total     INCOME     Fixed Income LLC
     return consistent with the
     preservation of capital. Under
     normal circumstances the Portfolio
     invests at least 80% of its
     investable assets in bonds and other
     debt securities. All of the debt
     securities in which the Portfolio
     invests will be investment grade
     under normal circumstances.
    -----------------------------------------------------------------------
     AST Neuberger Berman Mid-Cap Growth    MID-CAP    Neuberger Berman
     Portfolio: seeks capital growth.       GROWTH      Management LLC
     Under normal market conditions, the
     Portfolio invests at least 80% of
     its net assets in the common stocks
     of mid-capitalization companies.
     Mid-capitalization companies are
     those companies whose market
     capitalization is within the range
     of market capitalizations of
     companies in the Russell Midcap(R)
     Growth Index. Using fundamental
     research and quantitative analysis,
     the subadvisor looks for
     fast-growing companies with above-
     average sales and competitive
     returns on equity relative to their
     peers.
    -----------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                             TYPE          ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
     AST Neuberger Berman/LSV Mid-Cap      MID-CAP         LSV Asset
     Value Portfolio: seeks capital         VALUE         Management;
     growth. Under normal market                       Neuberger Berman
     conditions, the Portfolio invests at               Management LLC
     least 80% of its net assets in the
     common stocks of medium
     capitalization companies. Companies
     with market capitalizations that
     fall within the range of the Russell
     Midcap(R) Value Index at the time of
     investment are considered medium
     capitalization companies. Some of
     the Portfolio's assets may be
     invested in the securities of
     large-cap companies as well as in
     small-cap companies.
    ------------------------------------------------------------------------
     AST New Discovery Asset Allocation     ASSET      Bradford & Marzec
     Portfolio: seeks total return. Total   ALLOCA-       LLC; Brown
     return is comprised of capital          TION     Advisory, LLC; C.S.
     appreciation and income. Under                       McKee, LP;
     normal circumstances, approximately               EARNEST Partners,
     70% of the Portfolio's assets are                    LLC; Epoch
     allocated to a combination of                    Investment Partners,
     domestic and international equity                  Inc.; Security
     strategies and approximately 30% of                Investors, LLC;
     the Portfolio's assets are allocated             Thompson, Siegel &
     to certain foreign and domestic                     Walmsley LLC
     fixed income investment strategies
     and a liquidity strategy. A portion
     of the Portfolio may be invested in
     below investment grade bonds,
     commonly known as "junk bonds".
    ------------------------------------------------------------------------
     AST Parametric Emerging Markets        INTER-    Parametric Portfolio
     Equity Portfolio: seeks long-term     NATIONAL     Associates LLC
     capital appreciation. The Portfolio    EQUITY
     normally invests at least 80% of its
     net assets in equity securities of
     issuers (i) located in emerging
     market countries, which are
     generally those not considered to be
     developed market countries, or (ii)
     included (or considered for
     inclusion) as emerging markets
     issuers in one or more broad-based
     market indices. Emerging market
     countries are generally countries
     not considered to be developed
     market countries, and therefore not
     included in the MSCI World Index.
     The Portfolio seeks to employ a
     top-down, disciplined and structured
     investment process that emphasizes
     broad exposure and diversification
     among emerging market countries,
     economic sectors and issuers.
    ------------------------------------------------------------------------
     AST PIMCO Limited Maturity Bond        FIXED     Pacific Investment
     Portfolio: seeks to maximize total     INCOME        Management
     return consistent with preservation                  Company LLC
     of capital and prudent investment                      (PIMCO)
     management. The Portfolio will
     invest, under normal circumstances,
     at least 80% of the value of its net
     assets in fixed income investments,
     which may be represented by forwards
     or derivatives such as options,
     futures contracts, or swap
     agreements. The average portfolio
     duration normally varies within a
     one-to-three year time-frame based
     on the subadvisor's forecast of
     interest rates. Portfolio holdings
     are concentrated in areas of the
     bond market (based on quality,
     sector, interest rate or maturity)
     that the subadvisor believes to be
     relatively undervalued. The
     Portfolio may invest up to 10% total
     assets in non-investment grade bonds
     which are commonly known as "junk
     bonds".
    ------------------------------------------------------------------------
     AST PIMCO Total Return Bond            FIXED     Pacific Investment
     Portfolio: seeks to maximize total     INCOME        Management
     return consistent with preservation                  Company LLC
     of capital and prudent investment                      (PIMCO)
     management. The Portfolio will
     invest, under normal circumstances,
     at least 80% of the value of its net
     assets in fixed income investments,
     which may be represented by forwards
     or derivatives such as options,
     futures contracts, or swap
     agreements. The average portfolio
     duration normally varies within two
     years (+/-) of the duration of the
     Barclays U.S. Aggregate Bond Index,
     as calculated by Pacific Investment
     Management Company LLC ("PIMCO").
     Portfolio holdings are concentrated
     in areas of the bond market (based
     on quality, sector, interest rate or
     maturity) that the subadvisor
     believes to be relatively
     undervalued. The Portfolio may
     invest up to 10% total assets in
     non-investment grade bonds which are
     commonly known as "junk bonds".
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES       STYLE/        PORTFOLIO
                                              TYPE          ADVISOR/
                                                         SUBADVISOR(S)
    -----------------------------------------------------------------------
     AST Preservation Asset Allocation        ASSET        Prudential
     Portfolio: seeks to obtain a total      ALLOCA-    Investments LLC;
     return consistent with its specified     TION        Quantitative
     level of risk. The Portfolio                          Management
     primarily invests its assets in a                   Associates LLC
     diversified portfolio of other
     mutual funds, within the Advanced
     Series Trust and certain affiliated
     money market funds. Under normal
     market conditions, the Portfolio
     will devote approximately 35% of its
     net assets to underlying portfolios
     investing primarily in equity
     securities (with a range of 27.5% to
     42.5%), and 65% of its net assets to
     underlying portfolios investing
     primarily in debt securities and
     money market instruments (with a
     range of 57.5% to 72.5%). The
     Portfolio is not limited to
     investing exclusively in shares of
     the underlying portfolios and may
     invest in securities, exchange
     traded funds (ETFs), and futures
     contracts, swap agreements and other
     financial and derivative instruments.
    -----------------------------------------------------------------------
     AST Prudential Core Bond Portfolio:      FIXED        Prudential
     seeks to maximize total return          INCOME        Investment
     consistent with the long-term                      Management, Inc.
     preservation of capital. The
     Portfolio invests, under normal
     circumstances, at least 80% of its
     net assets in intermediate and
     long-term debt obligations and high
     quality money market instruments. In
     addition, the Portfolio invests,
     under normal circumstances, at least
     80% of its net assets in
     intermediate and long-term debt
     obligations that are rated
     investment grade by the major
     ratings services, or if unrated,
     considered to be of comparable
     quality by the subadvisor, and high
     quality money market instruments.
     Likewise, the Portfolio may invest
     up to 20% of its net assets in
     high-yield/high-risk debt securities
     (commonly known as "junk bonds").
     The Portfolio also may invest up to
     20% of its total assets in debt
     securities issued outside the U.S.
     by U.S. or foreign issuers, whether
     or not such securities are
     denominated in the U.S. dollar.
    -----------------------------------------------------------------------
     AST Prudential Growth Allocation         ASSET        Prudential
     Portfolio (formerly AST First Trust     ALLOCA-       Investment
     Capital Appreciation Target              TION      Management, Inc.;
     Portfolio): seeks total return. The                  Quantitative
     Portfolio invests in a combination                    Management
     of global equity and equity-related                 Associates LLC
     securities, debt obligations, and
     money market instruments in order to
     achieve diversification in a single
     Portfolio. The Portfolio may also
     utilize an overlay sleeve for
     liquidity and allocation changes.
     The overlay sleeve will generally be
     approximately 5% of the Portfolio's
     assets. Under normal conditions, it
     is expected that approximately
     60-80% of the value of the
     Portfolio's assets will be invested
     in equity and equity-related
     securities and approximately 20-40%
     of the value of the Portfolio's
     assets will be invested in debt
     obligations and money market
     instruments.
    -----------------------------------------------------------------------
     AST QMA Emerging Markets Equity          INTER-      Quantitative
     Portfolio: seeks long-term capital     NATIONAL       Management
     appreciation. The Portfolio seeks to    EQUITY      Associates LLC
     achieve its investment objective
     through investment in equity and
     equity-related securities of
     emerging market companies. Under
     normal circumstances, the Portfolio
     will invest at least 80% of its
     assets in equity and equity-related
     securities of issuers: (i) located
     in emerging market countries or (ii)
     included as emerging market issuers
     in one or more broad-based market
     indices. The strategy used by the
     subadvisor is a quantitatively
     driven, bottom up investment process
     which utilizes an adaptive model
     that evaluates stocks differently
     based on their growth expectations.
    -----------------------------------------------------------------------
     AST QMA Large-Cap Portfolio: seeks     LARGE-CAP     Quantitative
     long-term capital appreciation. The      BLEND        Management
     Portfolio invests, under normal                     Associates LLC
     circumstances, at least 80% of the
     value of its assets in equity and
     equity-related securities of
     large-capitalization companies. For
     purposes of the Portfolio, a
     large-cap company is a company with
     a market capitalization in the range
     of companies in the S&P 500(R) Index.
    -----------------------------------------------------------------------
     AST QMA US Equity Alpha Portfolio:     LARGE-CAP     Quantitative
     seeks long term capital                  BLEND        Management
     appreciation. The portfolio utilizes                Associates LLC
     a long/short investment strategy and
     will normally invest at least 80% of
     its net assets plus borrowings in
     equity and equity related securities
     of US issuers. The Portfolio seeks
     to produce returns that exceed those
     of its benchmark index, the Russell
     1000(R), which is comprised of
     stocks representing more than 90% of
     the market cap of the US market and
     includes the largest 1,000
     securities in the Russell 3000(R)
     Index.
    -----------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                            TYPE           ADVISOR/
                                                        SUBADVISOR(S)
    -----------------------------------------------------------------------
     AST Quantitative Modeling Portfolio:  ASSET         Quantitative
     seeks a high potential return while   ALLOCA-        Management
     attempting to mitigate downside risk   TION        Associates LLC
     during adverse market cycles. The
     Portfolio operates as a
     "fund-of-funds", meaning that the
     Portfolio invests substantially all
     of its assets in a combination of
     other mutual funds. The assets of
     the Portfolio are allocated to a
     capital growth segment and a fixed
     income segment. Under normal
     circumstances, approximately 75% of
     the Portfolio's net assets
     attributable to the capital growth
     segment are invested in underlying
     portfolios that invest primarily in
     equity securities, while the
     remaining 25% of the Portfolio's net
     assets attributable to the capital
     growth segment are invested in
     underlying portfolios that invest
     primarily in debt securities and
     money market instruments. All of the
     assets attributable to the fixed
     income segment are invested in the
     AST Investment Grade Bond Portfolio,
     which in turn invests at least 80%
     of its assets in bonds. Portfolio
     assets are normally transferred
     between the capital growth segment
     and the fixed income segment based
     upon the application of a
     quantitative model to the
     Portfolio's overall net asset value
     (NAV) per share. In general terms,
     the model seeks to transfer
     Portfolio assets from the capital
     growth segment to the fixed income
     segment when the Portfolio's NAV per
     share experiences certain declines
     and from the fixed income segment to
     the capital growth segment when the
     Portfolio's NAV per share
     experiences certain increases or
     remains flat over certain periods of
     time.
    -----------------------------------------------------------------------
     AST RCM World Trends Portfolio        ASSET        Allianz Global
     (formerly AST Moderate Asset          ALLOCA-    Investors U.S. LLC
     Allocation Portfolio): seeks highest   TION
     potential total return consistent
     with its specified level of risk
     tolerance. The Portfolio will invest
     in a broad range of asset classes.
     Under normal circumstances,
     approximately 60% of the Portfolio's
     net assets will be invested to
     provide exposure to domestic and
     foreign equity securities and
     approximately 40% of its net assets
     will be invested to provide exposure
     to fixed income securities.
     Depending on market conditions, such
     equity exposure may range between
     50-70% of the Portfolio's net assets
     and such fixed income exposure may
     range between 30-50% of its net
     assets. The Portfolio may also
     invest in non-investment grade bonds
     which are commonly known as "junk
     bonds". Such exposure may be
     obtained through: (i) the purchase
     of "physical" securities (e.g.,
     common stocks, bonds, etc.); (ii)
     the use of derivatives (e.g., option
     and futures contracts on indices,
     securities, and commodities,
     currency forwards, etc.); and (iii)
     the purchase of exchange-traded
     funds.
    -----------------------------------------------------------------------
     AST Schroders Global Tactical         ASSET      Schroder Investment
     Portfolio: seeks to outperform its    ALLOCA-     Management North
     blended performance benchmark. The     TION        America Inc./
     blended benchmark is comprised of                Schroder Investment
     45% Russell 3000(R), 12.5% MSCI EAFE              Management North
     (USD Hedged), 12.5% MSCI EAFE                       America Ltd.
     (Local), and 30% Barclays U.S.
     Aggregate Bond Index. The Portfolio
     is a multi-asset class fund that
     allocates its assets among various
     regions and countries throughout the
     world, including the United States
     (but in no fewer than three
     countries). The subadvisors use
     various investment strategies,
     currency hedging, and a global
     tactical asset allocation strategy
     in order to help the Portfolio
     achieve its investment objective.
     Under normal circumstances,
     approximately 70% of the Portfolio's
     net assets are invested to provide
     exposure to equity securities and
     approximately 30% of its net assets
     are invested to provide exposure to
     fixed income securities, including
     non-investment grade bonds (commonly
     known as "junk bonds"). Depending on
     market conditions, such equity
     exposure may range between 60-80% of
     the Portfolio's net assets and such
     fixed income exposure may range
     between 20-40% of its net assets.
    -----------------------------------------------------------------------
     AST Schroders Multi-Asset World       ASSET      Schroder Investment
     Strategies Portfolio: seeks           ALLOCA-     Management North
     long-term capital appreciation. The    TION        America Inc./
     Portfolio seeks to achieve its                   Schroder Investment
     objective through a flexible global               Management North
     asset allocation approach. This                     America Ltd.
     approach entails investing in
     traditional asset classes, such as
     equity and fixed income investments,
     and alternative asset classes, such
     as investments in real estate,
     commodities, currencies, private
     equity, non-investment grade bonds,
     emerging market debt and absolute
     return strategies. The subadvisors
     seek to emphasize the management of
     risk and volatility. Exposure to
     different asset classes and
     investment strategies will vary over
     time based upon the subadvisor's
     assessments of changing market,
     economic, financial and political
     factors and events.
    -----------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/         PORTFOLIO
                                             TYPE           ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
     AST Small-Cap Growth Portfolio:       SMALL-CAP      Eagle Asset
     seeks long-term capital growth. The    GROWTH     Management, Inc.;
     Portfolio pursues its objective by                  Emerald Mutual
     investing, under normal                           Fund Advisers Trust
     circumstances, at least 80% of the
     value of its assets in
     small-capitalization companies.
     Small-capitalization companies are
     those companies with a market
     capitalization, at the time of
     purchase, no larger than the largest
     capitalized company included in the
     Russell 2000(R) Growth Index at the
     time of the Portfolio's investment.
    ------------------------------------------------------------------------
     AST Small-Cap Value Portfolio: seeks  SMALL-CAP      ClearBridge
     to provide long-term capital growth     VALUE     Investments, LLC;
     by investing primarily in                            J.P. Morgan
     small-capitalization stocks that                      Investment
     appear to be undervalued. The                     Management, Inc.;
     Portfolio invests, under normal                   Lee Munder Capital
     circumstances, at least 80% of the                    Group, LLC
     value of its net assets in small
     capitalization stocks. Small
     capitalization stocks are generally
     the stocks of companies with market
     capitalization that are within the
     market capitalization range of the
     Russell 2000(R) Value Index at the
     time of purchase. The Portfolio is
     subadvised by three different
     subadvisors and each subadvisor
     expects to utilize different
     investment strategies to achieve the
     Portfolio's objective.
    ------------------------------------------------------------------------
     AST T. Rowe Price Asset Allocation      ASSET       T. Rowe Price
     Portfolio: seeks a high level of       ALLOCA-     Associates, Inc.
     total return by investing primarily     TION
     in a diversified portfolio of equity
     and fixed income securities. The
     Portfolio normally invests
     approximately 60% of its total
     assets in equity securities and 40%
     in fixed income securities. This mix
     may vary over shorter time periods:
     the equity portion may range between
     50-70% and the fixed income potion
     may range between 30- 50%. The
     subadvisor concentrates common stock
     investments in larger, more
     established companies, but the
     Portfolio may include small and
     medium-sized companies. The fixed
     income portion of the Portfolio will
     be allocated among investment grade
     securities, high yield or "junk"
     bonds, emerging market securities,
     foreign high quality debt securities
     and cash reserves. The Portfolio's
     maximum combined exposure to foreign
     equity and foreign fixed income
     securities is 30% of the Portfolio's
     net assets.
    ------------------------------------------------------------------------
     AST T. Rowe Price Equity Income       LARGE-CAP     T. Rowe Price
     Portfolio: seeks substantial            VALUE      Associates, Inc.
     dividend income as well as long-term
     growth of capital through
     investments in the common stocks of
     established companies. The Portfolio
     will normally invest at least 80% of
     its net assets (including any
     borrowings for investment purposes)
     in common stocks, with 65% of net
     assets (including any borrowings for
     investment purposes) in
     dividend-paying common stocks of
     well-established companies. The
     Portfolio will typically employ a
     "value" approach in selecting
     investments. T. Rowe Price's
     research team will seek companies
     that appear to be undervalued by
     various measures and may be
     temporarily out of favor but have
     good prospects for capital
     appreciation and dividend growth. In
     selecting investments, T. Rowe Price
     generally will look for companies in
     the aggregate with one or more of
     the following: an established
     operating history, above-average
     dividend yield relative to the S&P
     500(R) Index, low price/earnings
     ratio relative to the S&P 500(R)
     Index, a sound balance sheet and
     other positive financial
     characteristics, and low stock price
     relative to a company's underlying
     value as measured by assets, cash
     flow, or business franchises.
    ------------------------------------------------------------------------
     AST T. Rowe Price Large-Cap Growth    LARGE-CAP     T. Rowe Price
     Portfolio: seeks long-term growth of   GROWTH      Associates, Inc.
     capital by investing predominantly
     in the equity securities of a
     limited number of large, carefully
     selected, high-quality U.S.
     companies that are judged likely to
     achieve superior earnings growth.
     The Portfolio takes a growth
     approach to investment selection and
     normally invests at least 80% of its
     net assets in the common stocks of
     large companies. Large companies are
     defined as those whose market
     capitalization is larger than the
     median market capitalization of
     companies in the Russell 1000(R)
     Growth Index as of the time of
     purchase.
    ------------------------------------------------------------------------

        INVESTMENT OBJECTIVES/POLICIES      STYLE/        PORTFOLIO
                                             TYPE          ADVISOR/
                                                         SUBADVISOR(S)
    -----------------------------------------------------------------------
     AST T. Rowe Price Natural Resources   SPECIALTY     T. Rowe Price
     Portfolio: seeks long-term capital                Associates, Inc.
     growth primarily through investing
     in the common stocks of companies
     that own or develop natural
     resources (such as energy products,
     precious metals and forest products)
     and other basic commodities. The
     Portfolio invests, under normal
     circumstances, at least 80% of the
     value of its assets in natural
     resource companies. The Portfolio
     may also invest in non-resource
     companies with the potential for
     growth. The Portfolio looks for
     companies that have the ability to
     expand production, to maintain
     superior exploration programs and
     production facilities, and the
     potential to accumulate new
     resources. Although the Portfolio is
     primarily invested in U.S.
     securities, up to 50% of total
     assets also may be invested in
     foreign securities.
    -----------------------------------------------------------------------
     AST Templeton Global Bond Portfolio     FIXED     Franklin Advisers,
     (formerly the AST T. Rowe Price        INCOME           Inc.
     Global Bond Portfolio): seeks to
     provide current income with capital
     appreciation and growth of income.
     The Portfolio invests, under normal
     circumstances, at least 80% of the
     value of its assets in fixed income
     securities of any maturity,
     including bonds, notes, bills and
     debentures. The Portfolio invests
     predominantly in fixed income
     securities issued by governments and
     government agencies located around
     the world. The Portfolio may also
     invest in inflation-indexed
     securities, and may invest without
     limit in developing markets and
     expects to invest at least 40% of
     its net assets in foreign
     securities. The Portfolio focuses on
     "investment grade" fixed income
     securities but may invest up to 25%
     of its total assets in fixed income
     securities that are rated below
     investment grade, commonly known as
     "junk bonds". The Portfolio
     regularly uses currency derivatives
     and may also use other derivatives,
     including swap agreements (which may
     include interest rate and credit
     default swaps).
    -----------------------------------------------------------------------
     AST Wellington Management Hedged        ASSET        Wellington
     Equity Portfolio: seeks to             ALLOCA-       Management
     outperform a mix of 50% Russell         TION        Company, LLP
     3000(R) Index, 20% MSCI EAFE Index,
     and 30% Treasury Bill Index over a
     full market cycle by preserving
     capital in adverse markets utilizing
     an options strategy while
     maintaining equity exposure to
     benefit from up markets through
     investments in Wellington
     Management's equity investment
     strategies. The Portfolio utilizes a
     select spectrum of Wellington
     Management's equity investment
     strategies to invest in a broadly
     diversified portfolio of common
     stocks while also pursuing an equity
     index option overlay strategy. The
     Portfolio will normally invest at
     least 80% of its assets in common
     stocks of small, medium and large
     companies and may also invest up to
     30% of its assets in equity
     securities of foreign issuers and
     non-dollar denominated securities.
     The equity index option overlay
     strategy is designed to help
     mitigate capital losses in adverse
     market environments and employs a
     put/spread collar to meet this goal.
    -----------------------------------------------------------------------
     AST Western Asset Core Plus Bond        FIXED       Western Asset
     Portfolio: seeks to maximize total     INCOME        Management
     return, consistent with prudent                   Company/ Western
     investment management and liquidity               Asset Management
     needs, by investing to obtain the                  Company Limited
     average duration specified for the
     Portfolio. The Portfolio invests,
     under normal circumstances, at least
     80% of the value of its assets in
     debt and fixed income securities.
     The Portfolio's current target
     average duration is generally 2.5 to
     7 years. The Portfolio has the
     ability to invest up to 20% in below
     investment grade securities,
     commonly known as "junk bonds" or
     "high yield" securities.
    -----------------------------------------------------------------------
     AST Western Asset Emerging Markets      FIXED       Western Asset
     Debt Portfolio: seeks to maximize      INCOME        Management
     total return. The Portfolio pursues               Company/ Western
     its objective, under normal market                Asset Management
     conditions, by investing at least                  Company Limited
     80% of its assets in fixed income
     securities issued by governments,
     government related entities and
     corporations located in emerging
     markets, and related instruments.
     The Portfolio may invest without
     limit in high yield debt securities
     and related investments rated below
     investment grade (that is,
     securities rated below Baa/BBB), or,
     if unrated, determined to be of
     comparable credit quality by one of
     the subadvisors. The Portfolio may
     invest in below-investment grade
     securities which are commonly
     referred to as "junk bonds". The
     Portfolio also may invest up to 50%
     of its assets in non-U.S. dollar
     denominated fixed income securities.
    -----------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/       PORTFOLIO
                                              TYPE         ADVISOR/
                                                         SUBADVISOR(S)
     ---------------------------------------------------------------------
                  PROFUND VP
     ---------------------------------------------------------------------
      Each ProFund VP portfolio described below is designed to seek daily investment results that, before fees and expenses,
      correspond to the performance of a daily benchmark, such as the daily performance of an index or security, or the inverse (-1x), a multiple (i.e., 1.25x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of an index or security. Each
      Classic ProFund VP and Sector ProFund VP portfolio seeks to provide daily investment results, before fees and expenses, that match (1x) the performance of its benchmark. Each Ultra ProFund VP portfolio seeks to provide daily investment results, before fees and expenses, that correspond to a multiple (i.e., 1.25x or 2x) of the daily performance of its benchmark. Each Inverse ProFund VP portfolio seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (-1x) or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of its benchmark. The investment strategy of some of the portfolios may magnify (both positively and negatively) the daily investment results of the applicable index or security. It is recommended that only those Annuity Owners who engage a financial advisor to allocate their account value using a strategic or tactical asset allocation strategy invest in these portfolios. The Portfolios are arranged based on the index on which its investment strategy is based.
     ---------------------------------------------------------------------

      ProFund VP Consumer Goods: seeks      SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Consumer Goods Index (the "Index").
      To meet its investment objective,
      the Fund invests in equity
      securities that ProFund Advisors
      believes, in combination, should
      have similar return characteristics
      as the return of the Index.
     ---------------------------------------------------------------------

      The Dow Jones U.S. Consumer Goods/SM/ Index measures the
      performance of the consumer goods sector of the U.S. equity market.
      Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.
     ---------------------------------------------------------------------

      ProFund VP Consumer Services: seeks   SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Consumer Services Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar return
      characteristics as the return of the
      Index.
     ---------------------------------------------------------------------

      The Dow Jones U.S. Consumer Services Index measures the performance of consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels,
      restaurants and bars, and travel and tourism.
     ---------------------------------------------------------------------

      ProFund VP Financials: seeks          SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Financials Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      The Dow Jones U.S. Financials Index measures the performance of the financial services sector of the U.S. equity market. Component companies include, among others, regional banks; major U.S.
      domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as
      Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers, including investment banks, merchant banks and online brokers; and
      publicly traded stock exchanges.
     ---------------------------------------------------------------------

      ProFund VP Health Care: seeks         SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Health Care/SM/ Index (the "Index").
      To meet its investment objective,
      the Fund invests in equity
      securities that ProFund Advisors
      believes, in combination, should
      have similar return characteristics
      as the return of the Index.
     ---------------------------------------------------------------------

      The Dow Jones U.S. Health Care/SM/ Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers,
      biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.
     ---------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES      STYLE/       PORTFOLIO
                                              TYPE         ADVISOR/
                                                         SUBADVISOR(S)
     ---------------------------------------------------------------------

      ProFund VP Industrials: seeks         SPECIALTY   ProFund Advisors
      investment results, before fees and                     LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Industrials Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      The Dow Jones U.S. Industrials/SM/ Index measures the performance of the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding,
      transportation services, advanced industrial equipment, electric components and equipment, and aerospace.
     ---------------------------------------------------------------------

      ProFund VP Large-Cap Growth: seeks    LARGE-CAP   ProFund Advisors
      investment results, before fees and    GROWTH           LLC
      expenses, that correspond to the
      performance of the S&P 500(R) Growth
      Index (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities that
      ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      The S&P 500(R) Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the growth end of the growth-value spectrum.
     ---------------------------------------------------------------------

      ProFund VP Large-Cap Value: seeks     LARGE-CAP   ProFund Advisors
      investment results, before fees and     VALUE           LLC
      expenses, that correspond to the
      performance of the S&P 500(R) Value
      Index (the "Index"). To meet its
      investment objective, the Fund
      invests in equity securities that
      ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      The S&P 500(R) Value Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float-adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum.
     ---------------------------------------------------------------------

      ProFund VP Mid-Cap Growth: seeks       MID-CAP    ProFund Advisors
      investment results, before fees and    GROWTH           LLC
      expenses, that correspond to the
      performance of the S&P MidCap 400(R)
      Growth Index(R) (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      The S&P MidCap 400(R) Growth Index is designed to provide a comprehensive measure of mid-cap U.S. equity "growth" performance.
      It is an unmanaged float adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the growth end of the growth-value spectrum.
     ---------------------------------------------------------------------

      ProFund VP Mid-Cap Value: seeks        MID-CAP    ProFund Advisors
      investment results, before fees and     VALUE           LLC
      expenses, that correspond to the
      performance of the S&P MidCap 400(R)
      Value Index (the "Index"). To meet
      its investment objective, the Fund
      invests in equity securities that
      ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ---------------------------------------------------------------------

      The S&P MidCap 400(R) Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity "value" performance.
      It is an unmanaged float adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the value end of the growth-value spectrum.
     ---------------------------------------------------------------------

         INVESTMENT OBJECTIVES/POLICIES       STYLE/        PORTFOLIO
                                               TYPE          ADVISOR/
                                                           SUBADVISOR(S)
     ------------------------------------------------------------------------

      ProFund VP Real Estate: seeks          SPECIALTY    ProFund Advisors
      investment results, before fees and                       LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Real Estate Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ------------------------------------------------------------------------

      The Dow Jones U.S. Real Estate/SM/ Index measures the performance of the real estate sector of the U.S. equity market. Component companies include real estate holding and development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITS") that invest in industrial, office and retail properties. REITs are passive investment vehicles that invest primarily in
      income-producing real estate or real estate related loans or interests.
     ------------------------------------------------------------------------

      ProFund VP Small-Cap Growth: seeks     SMALL-CAP    ProFund Advisors
      investment results, before fees and     GROWTH            LLC
      expenses, that correspond to the
      performance of the S&P SmallCap
      600(R) Growth Index(R) (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar return
      characteristics as the return of the
      Index.
     ------------------------------------------------------------------------

      The S&P SmallCap 600(R) Growth Index is designed to provide a comprehensive measure of small-cap U.S. equity "growth"
      performance. It is an unmanaged float-adjusted, market
      capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap
      600 that have been identified as being on the growth end of the growth-value spectrum. Securities are selected for inclusion in the
      Index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market
      capitalization, financial viability, and public float.
     ------------------------------------------------------------------------

      ProFund VP Small-Cap Value: seeks      SMALL-CAP    ProFund Advisors
      investment results, before fees and      VALUE            LLC
      expenses, that correspond to the
      performance of the S&P SmallCap
      600(R) Value Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ------------------------------------------------------------------------

      The S&P SmallCap 600(R) Value Index is designed to provide a comprehensive measure of small-cap U.S. equity "value" performance.
      It is an unmanaged float-adjusted, market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 that have been identified as being on the value end of the growth-value spectrum. Securities are selected for inclusion in the Index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.
     ------------------------------------------------------------------------

      ProFund VP Telecommunications: seeks   SPECIALTY    ProFund Advisors
      investment results, before fees and                       LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Telecommunications Index (the
      "Index"). To meet its investment
      objective, the Fund invests in
      equity securities that ProFund
      Advisors believes, in combination,
      should have similar return
      characteristics as the return of the
      Index.
     ------------------------------------------------------------------------

      The Dow Jones U.S. Telecommunications/SM/ Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include, among others, fixed-line communications and wireless communications companies.
     ------------------------------------------------------------------------

      ProFund VP Utilities: seeks            SPECIALTY    ProFund Advisors
      investment results, before fees and                       LLC
      expenses, that correspond to the
      performance of the Dow Jones U.S.
      Utilities Index (the "Index"). To
      meet its investment objective, the
      Fund invests in equity securities
      that ProFund Advisors believes, in
      combination, should have similar
      return characteristics as the return
      of the Index.
     ------------------------------------------------------------------------

      The Dow Jones U.S. Utilities/SM/ Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities and water utilities.
     ------------------------------------------------------------------------



 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

 LIMITATIONS WITH OPTIONAL BENEFITS
 As a condition to your participating in any Highest Daily Lifetime Income v2.1 benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in the Allowable Benefit Allocations table below.

 Allowable Benefit Allocations

 AST Academic Strategies Asset Allocation
 AST Advanced Strategies
 AST Balanced Asset Allocation
 AST BlackRock Global Strategies

 AST BlackRock iShares ETF

 AST Capital Growth Asset Allocation

 AST Defensive Asset Allocation

 AST FI Pyramis(R) Asset Allocation
 AST First Trust Balanced Target

 *AST Franklin Templeton Founding Funds Allocation
 AST Franklin Templeton Found Funds Plus

 *  No longer offered for new investment.


 AST Goldman Sachs Multi-Asset

 AST J.P. Morgan Global Thematic
 AST J.P. Morgan Strategic Opportunities


 AST New Discovery Asset Allocation
 AST Preservation Asset Allocation

 AST Prudential Growth Allocation
 AST RCM World Trends

 AST Schroders Global Tactical
 AST Schroders Multi-Asset World Strategies
 AST T. Rowe Price Asset Allocation
 AST Wellington Management Hedged Equity

 MARKET VALUE ADJUSTMENT OPTIONS

 When you allocate your Account Value to an MVA Option, you earn a fixed rate of interest as long as you remain invested for a set period of time called a Guarantee Period. There are two types of MVA Options available under each Annuity - the Long-Term MVA Options and the DCA MVA Options. We discuss each MVA Option below. In brief, under the Long-Term MVA Options, you earn interest over a multi-year time period that you have selected. Currently, the Guarantee Periods we offer are 3 years, 5 years, 7 years, and 10 years. We reserve the right to eliminate any or all of these Guarantee Periods or offer Guarantee Periods of different durations. Under the DCA MVA Options, you earn interest over a 6 month or 12 month period while your Account Value in that option is systematically transferred monthly to the Sub-accounts you have designated.


 For the Long-Term MVA Option, a Guarantee Period for an MVA Option begins:
   .   when all or part of a Purchase Payment is allocated to that MVA Option;
   . upon transfer of any of your Account Value to a Long-Term MVA Option for that particular Guarantee Period; or
   .   when you "renew" an MVA Option into a new Guarantee Period.

 RATES FOR MVA OPTIONS
 We do not have a single method for determining the fixed interest rates for the MVA Options. In general, the interest rates we offer for MVA Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the MVA Option, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the MVA Options, general economic trends and competition. We also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.


 The interest rate credited to an MVA Option is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the various Guarantee Periods. At the time that we confirm your MVA Option, we will advise you of the interest rate in effect and the date your MVA Option matures. We may change the rates we credit to new MVA Options at any time. To inquire as to the current rates for the MVA Options, please call 1-888-PRU-2888. MVA Options may not be available in all States and are subject to a minimum rate which may vary by state. Currently, the MVA Options are not available in the States of Illinois, Oregon and Washington.


 To the extent permitted by law, we may establish different interest rates for MVA Options offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use DCA MVA Options.

 For any MVA Option, you will not be permitted to allocate or renew to the MVA Option if the Guarantee Period associated with that MVA Option would end after your Latest Annuity Date. Thus, for example, we would not allow you to start a new Guarantee Period of 5 years if the Owner/Annuitant were aged 94, because the 5 year period would end after the Latest Annuity Date.

 MARKET VALUE ADJUSTMENT
 With certain exceptions, if you transfer or withdraw Account Value from an MVA Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or "MVA". We assess an MVA (whether positive or negative) upon:
   . any surrender, partial withdrawal (including a systematic withdrawal, or a withdrawal program under Sections 72(t) or 72(q) of the Code), or transfer out of an MVA Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and

   . your exercise of the Free Look right under your Annuity, unless prohibited by state law.


 We will NOT assess an MVA (whether positive or negative) in connection with any of the following:
   . partial withdrawals made to meet Required Minimum Distribution requirements under the Code in relation to your Annuity or a required distribution if your Annuity is held as a Beneficiary Annuity, but only if the Required Minimum Distribution or required distribution from Beneficiary Annuity is an amount that we calculate and is distributed through a program that we offer;
   . transfers or partial withdrawals from an MVA Option during the 30 days immediately prior to the end of the applicable Guarantee Period, including the Maturity Date of the MVA option;
   .   transfers made in accordance with our 6 or 12 Month DCA Program;
   .   when a Death Benefit is determined;
   .   deduction of a Annual Maintenance Fee for the Annuity;
   .   Annuitization under the Annuity; and

   . transfers made pursuant to a mathematical formula used with an optional benefit (e.g., Highest Daily Lifetime Income v2.1).

 The amount of the MVA is determined according to the formulas set forth in Appendix C. We use one formula for the Long-Term MVA Option and another formula for the DCA MVA Option. In general, the amount of the MVA is dependent on the difference between interest rates at the time your MVA Option was established and current interest rates for the remaining Guarantee Period of your MVA Option. For the Long-Term MVA Option, as detailed in the formula, we essentially (i) divide the current interest rate you are receiving under the Guarantee Period by the interest rate we are crediting for a Guarantee Period equal in duration to the time remaining under the Guarantee Period (plus a "Liquidity Factor" as defined below) and (ii) raise that quotient by a mathematical power that represents the time remaining until the maturity of the Guarantee Period. That result produces the MVA factor. The Liquidity Factor is an element of the MVA formula currently equal to 0.0025 or 0.25%. It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no Liquidity Factor is applied, will reduce the amount being surrendered or transferred from the MVA Option. If we have no interest rate for a Guarantee Period equal in duration to the time remaining under the Guarantee Period, we may use certain US Treasury interest rates to calculate a proxy for that interest rate. All else being equal, the longer the time remaining until the maturity of the MVA Option from which you are making the withdrawal, the larger the mathematical power that is applied to the quotient in (i) above, and thus the larger the MVA itself. The formula for the DCA MVA Option works in a similar fashion, including the Liquidity Factor described above, except that both interest rates used in the MVA formula are derived directly from the Federal Reserve's "Constant Maturity (CMT) rate." Under either formula, the MVA may be positive or negative, and a negative MVA could result in a loss of interest previously earned as well as some portion of your Purchase Payments.


 LONG-TERM MVA OPTIONS
 We offer Long-Term MVA Options, offering a range of durations. When you select this option, your payment will earn interest at the established rate for the applicable Guarantee Period. A new Long-Term MVA Option is established every time you allocate or transfer money into a Long-Term MVA Option. You may have money allocated in more than one Guarantee Period at the same time. This could result in your money earning interest at different rates and each Guarantee Period maturing at a different time. While the interest rates we credit to the MVA Options may change from time to time, the minimum interest rate is what is set forth in your Annuity.

 We retain the right to limit the amount of Account Value that may be transferred into a new or out of an existing a Long-Term MVA Option and/or to require advance notice for transfers exceeding a specified amount. In addition, we reserve the right to limit or restrict the availability of certain Guarantee Periods from time to time.

 DCA MVA OPTIONS

 In addition to the Long-Term MVA Options, we offer DCA MVA Options that are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA MVA Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA MVA Options. A dollar cost averaging program does not assure a profit, or protect against a loss. For a complete description of our 6 or 12 month DCA Program, see the applicable section of this prospectus within the section entitled "Managing Your Account Value."

 GUARANTEE PERIOD TERMINATION
 An MVA Option ends on the earliest of (a) the "Maturity Date" of the Guarantee Period (b) the date the entire amount in the MVA Option is withdrawn or transferred (c) the Annuity Date (d) the date the Annuity is surrendered and
 (e) the date as of which a Death Benefit is determined, unless the Annuity is continued by a spousal Beneficiary. "Annuity Date" means the date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the "Latest Annuity Date."

 We will notify you before the end of the Guarantee Period. You may elect to have the value of the Long-Term MVA Option on its Maturity Date transferred to any Investment Option, including any Long-Term MVA Option, we then make available. If we do not receive instructions from you in Good Order at our Service Office before the Maturity Date of the Long-Term MVA Option, regarding how the Account Value in your maturing Long-Term MVA Option is to be allocated, we will allocate the Account Value in the maturing Long-Term MVA Option to the AST Money Market Sub-account, unless the Maturity Date is the Annuity Date. We will not assess an MVA if you choose to renew an MVA Option on its Maturity Date or transfer the Account Value to another Investment Option on the Maturity Date (or at any time during the 30 days immediately preceding the Maturity Date).

                         FEES, CHARGES AND DEDUCTIONS

 In this section, we provide detail about the charges you incur if you own the Annuity.

 The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.

 With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit value of your investment in each Sub-account, and in that way reduce your Account Value. A "Unit" refers to a share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.


 Transfer Fee: Currently, you may make twenty free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program when we count the twenty free transfers. All transfers made on the same day will be treated as one transfer. Renewals or transfers of Account Value from an MVA Option within the 30 days immediately preceding the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Transfers made through any electronic method or program we specify are not counted toward the twenty free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.

 Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts on a pro rata basis and then from the MVA Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only assessed if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. Pursuant to state law, the amount of the Annual Maintenance Fee may differ in certain states.

 Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax from Purchase Payments when received, from Surrender Value upon surrender, or from Unadjusted Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts and the MVA Options equal to any taxes which may be imposed upon the Separate Accounts. "Surrender Value" refers to the Account Value (which includes the effect of any MVA) less any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.


 In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity.


 Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the "Summary of Contract Fees and Charges." The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity's basic Death Benefit that provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.


 Optional Benefits for which we assess a charge: If you elect to purchase an optional benefit, we will deduct an additional charge. The charge is assessed against the greater of the Unadjusted Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts quarterly. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.


 Fees and Expenses Incurred by the Portfolios: Each portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees or short sale expenses that may apply. These fees and expenses are assessed against each portfolio's net assets, and reflected daily by each portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the portfolios, which can be obtained by calling 1-888-PRU-2888.


 MVA OPTION CHARGES
 No specific fees or expenses are deducted when determining the rates we credit to an MVA Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to an MVA Option.

 ANNUITY PAYMENT OPTION CHARGES

 If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.


 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 REQUIREMENTS FOR PURCHASING THE ANNUITY

 We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.


 Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make an initial Purchase Payment of at least $10,000 for the Advisor Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in "Additional Purchase Payments," below.


 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.


 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.


 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect optional benefits.

 Age Restrictions: Unless we agree otherwise and subject to our rules, each of the Owner(s) and Annuitant(s) must not be older than a maximum issue age as of the Issue Date of the Annuity, which is age 85. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above - check with the broker-dealer firm for details. The "Annuitant" refers to the natural person upon whose life annuity payments payable to the Owner are based.

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 Additional Purchase Payments: If allowed by applicable state law, currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer ("EFT") purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's 86/th/ birthday or
 (ii) for entity-owned Annuities, the Annuitant's 86/th/ birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero.

 Each additional Purchase Payment will be allocated to the Investment Options according to your instructions. If you have not provided any allocation instructions with the additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding any Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.


 For Annuities that have one of the Highest Daily Lifetime Income v2.1 benefits, we may limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to the following:
..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.


 If we exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v2.1 benefit that you selected. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future. Please see the "Living Benefits" section of this prospectus for further information on additional Purchase Payments.


 Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see the Tax Considerations section for additional information on these contribution limits.


 If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

 Additional Purchase payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1 million, as described in more detail in "Initial Purchase Payment," above.


 DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with an instruction that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner." Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

   . Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more "Contingent Annuitants" with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.

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

   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary's relationship to you. If you use a class designation in lieu of designating individuals (e.g. "surviving children"), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used. If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner, unless you elect an alternative Beneficiary designation.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

 "Beneficiary" Annuity
 You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into the Annuity described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590.


 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this prospectus.


 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Considerations section of this prospectus.

 You may take withdrawals in excess of your required distributions. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity provides a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or
    Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.
..   If the Annuity is funded by means of transfer from another Beneficiary
    Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and
    (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be

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


    required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

 RIGHT TO CANCEL

 You may cancel (or "Free Look") your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid. Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. If you had Account Value allocated to any MVA Option upon your exercise of the Free Look, we will calculate, to the extent allowed by applicable state law, any applicable MVA with a zero "Liquidity Factor". See the section of this prospectus entitled "Market Value Adjustment Options."


 SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT

 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.


 SALARY REDUCTION PROGRAMS
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the MVA Options.

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                             MANAGING YOUR ANNUITY

 CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
 In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective when received at our Service Office. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
..   a new Annuitant prior to the Annuity Date if the Owner is an entity;
..   a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
..   any permissible designation change if the change request is received at our
    Service Office after the Annuity Date;
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors; and
..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

 In general, you may change the Owner, Annuitant, and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of non-qualified Annuities only.

 We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.

 We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
..   a company(ies) that issues or manages viatical or structured settlements;
..   an institutional investment company;
..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA"); or
..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

 We will implement this right on a non-discriminatory basis, and to the extent allowed by state law, but are not obligated to process your request within any particular time frame. There are restrictions on designation changes when you have elected certain optional benefits.

 Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefits section of this prospectus for additional details.

 Spousal Designations

 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-Owner unless you elect an alternative Beneficiary designation. Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new Owners.

 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


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 Contingent Annuitant
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account").

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to continue the Annuity, the Death Benefit payable will equal the Death Benefit described in the spousal continuation section of the Death Benefits section of this prospectus.


 See "Death Benefits - Spousal Continuation of Annuity" for more information about how the Annuity can be continued by a Custodial Account.


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                          MANAGING YOUR ACCOUNT VALUE

 There are several programs we administer to help you manage your Account Value, as described in this section.

 DOLLAR COST AVERAGING PROGRAMS
 We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.

 There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM") The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program may not be available in all states or with certain benefits or programs. Currently, the DCA MVA Options are not available in the States of Illinois, Iowa and Oregon.

 Criteria for Participating in the Program
..   If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase
    Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange)
    then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.
..   You may only allocate Purchase Payments to the DCA MVA Options. You may not
    transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA MVA Options.
..   As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program.
    We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA MVA Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA MVA Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA MVA Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA MVA Option on the next scheduled transfer and terminate the program.
..   We impose no fee for your participation in the 6 or 12 Month DCA Program.

..   You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA MVA Options according to your instructions, subject to any applicable MVA. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA MVA Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account, unless restricted due to benefit election.

..   We credit interest to amounts held within the DCA MVA Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA MVA Option has been transferred out; (b) the date the entire amount in the DCA MVA Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.
..   The interest rate earned in a DCA MVA Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA MVA Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

 Details Regarding Program Transfers
..   Transfers made under this program are not subject to any MVA.
..   Any partial withdrawals, transfers, or fees deducted from the DCA MVA
    Options will reduce the amount in the DCA MVA Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA MVA Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program

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

    operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program.
..   6 or 12 Month DCA transfers will begin on the date the DCA MVA Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
..   We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
..   The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

..   If you are not participating in an optional benefit, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any optional benefit, we will allocate amounts transferred out of the DCA MVA Options to the Sub-accounts that you specified upon your election of the 6 or 12 Month DCA Program, provided those instructions comply with the allocation requirements for the optional benefit. No portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account used with the optional benefit (although the DCA MVA Option is treated as a "Permitted Sub-account" for purposes of transfers made by any predetermined mathematical formula associated with the optional benefit).
..   If you are participating in an optional benefit and also are participating in the 6 or 12 Month DCA Program, and the pre-determined mathematical formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be transferred from the DCA MVA Options associated with the 6 or 12 Month DCA Program. Amounts transferred from the DCA MVA Options under the formula will be taken on a last-in, first-out basis, without the imposition of a market value adjustment.

..   If you are participating in one of our automated withdrawal programs (e.g.,
    Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA MVA Options. If you have elected any optional living benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA MVA Options. Such withdrawals will be assessed any applicable MVA.

 AUTOMATIC REBALANCING PROGRAMS

 During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The "Accumulation Period" refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a pre-determined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that:
 (a) the AST Investment Grade Bond Sub-account used as part of the pre-determined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.


 AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT
 This Annuity is intended to be used where you have engaged your own investment advisor to provide advice regarding the allocation of your Account Value. That investment advisor may be a firm or person appointed by us, or whose affiliated broker-dealer is appointed by us, as authorized sellers of the Annuity. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. To be eligible to take any action with respect to your Annuity, an investment advisor must meet our standards. These standards include, but are not limited to, restricting the amount of the advisor's fee that the advisor can deduct from your account to a specified percentage of your Account Value (this fee cap may change periodically at our discretion). In general, we reserve the right to change these standards at any time. Although we impose these standards, you bear the responsibility for choosing a suitable investment advisor.

 We do not offer advice about how to allocate your Account Value. As such, we are not responsible for any recommendations your investment advisor makes, any investment models or asset allocation programs they choose to follow, or any specific transfers they

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

 make on your behalf. Moreover, if you participate in an optional living benefit that transfers Account Value under a pre-determined mathematical formula, you and your investment advisor should realize that such transfers will occur as dictated solely by the formula, and may or may not be in accord with the investment program being pursued by your investment advisor. As one possible example, prompted by a decline in the value of your chosen Sub-accounts, the formula might direct a transfer to an AST bond portfolio - even though your advisor's program might call for an increased investment in equity Sub-accounts in that scenario.

 We are not a party to the agreement you have with your investment advisor, and do not verify that amounts withdrawn from your Annuity, including amounts withdrawn to pay for the investment advisor's fee, are within the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity that among other things reflect advisory fees deducted from your Account Value. It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for those services.

 Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. Please be aware that if you authorize your investment advisor to withdraw amounts from your Annuity to pay for the investment advisor's fee, such fee deduction will be treated as a withdrawal. A withdrawal can have many consequences, particularly if you are participating in certain optional living benefits and/or optional death benefits. For example, as with any other withdrawal from your Annuity, you may incur adverse tax consequences upon the deduction of your advisor's fee from your Annuity. In addition, a withdrawal generally may also reduce the level of various living and death benefit guarantees provided.

 Please note that the investment restrictions for certain optional living and death benefits, and/or the investment in certain assets allocation sub-accounts, may limit or preclude the investment advisor's ability to deduct advisory fees from your Annuity. For example, if you elect any Highest Daily Lifetime Income v2.1 benefit, we will not allow your investment advisor to deduct fees from your Annuity (although you may pay your advisor in some other manner).

 Special Rules for Distributions to Pay Advisory Fees
 We treat partial withdrawals to pay advisory fees as taxable distributions unless your Annuity is being used in conjunction with a "qualified" retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code). However, if your Annuity has an optional benefit that is ineligible for advisory fee deduction, and if you take partial withdrawals from such Annuity to pay advisory fees, such partial withdrawals will be considered taxable distributions for all contracts, including the "qualified" retirement plans enumerated above.

 FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
 Unless you direct otherwise, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your Financial Professional has this authority, we deem that all such transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such Financial Professional. We will notify you and your Financial Professional if we implement any such restrictions or prohibitions.

 Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled "Restrictions On Transfers Between Investment Options". We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.

 RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
 During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.


 Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income v2.1). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the mathematical formula.


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

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage a portfolio's investments. Frequent transfers may cause the portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. The Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., the Sub-accounts corresponding to the AST Money Market Portfolio or ProFunds VP portfolios), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the portfolios; or (b) we are informed by a portfolio (e.g., by the portfolio's portfolio manager) that the purchase or redemption of shares in the portfolio must be restricted because the portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

..   With respect to each Sub-account (other than the AST Money Market
    Sub-account, or a Sub-account corresponding to a ProFund portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto rebalancing or under a pre-determined mathematical formula used with an optional living benefit; (ii) do not count any transfer that solely involves the AST Money Market Sub-account and/or a ProFund VP Sub-account; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

..   We reserve the right to effect transfers on a delayed basis for all
    Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.


 There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the Financial Professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any Owner.


 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain

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



 information about the trading activity of individual contract Owners (including an Annuity Owner's TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.


 A portfolio also may assess a short-term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no portfolio has adopted a short-term trading fee.

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

                            ACCESS TO ACCOUNT VALUE

 TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
 During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits and may impose an MVA. Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. "pro rata" meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.


 If you participate in any Lifetime Guaranteed Minimum Withdrawal Benefit, and you take a withdrawal deemed to be Excess Income that brings your Unadjusted Account Value to zero, both the benefit and the Annuity itself will terminate. See "Living Benefits" later in this prospectus for more information.


 TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES

 Prior to Annuitization

 For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any "gain" in your Annuity and second as a return of your "cost basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.


 During the Annuitization Period
 During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about non-qualified Annuities.

 SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD

 Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

 You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

 You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

 Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to an MVA.

 The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

 We will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

 If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
   . Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.
   . If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program. If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further increase the impact on your future Annual Income Amount.
   . For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.


 SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For Annuities issued as non-qualified annuities, the Code may provide a similar exemption from penalty under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to an MVA. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 Please note that if a withdrawal under 72(t) or 72(q) was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then we will implement the withdrawal on December 28/th/ or on the last Valuation Day prior to December 28/th/ of that year.

 REQUIRED MINIMUM DISTRIBUTIONS
 Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see "Living Benefits" for further information relating to Required Minimum Distributions if you own a living benefit.

 In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.

 Please note that if a Required Minimum Distribution was scheduled to be effected between December 25/th/ and December 31/st/ of a given year, then we will implement the Required Minimum Distribution on December 28/th/ or on the last Valuation Day prior to December 28/th/ of that year.


 See "Tax Considerations" for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see "Living Benefits - Highest Daily Lifetime Income v2.1 Benefit - Required Minimum Distributions."


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

                                  SURRENDERS

 SURRENDER VALUE
 During the Accumulation Period you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any MVA) less any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.

 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits - Non-Lifetime Withdrawal Feature") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "Annuity Options" for information on the impact of the minimum Surrender Value at annuitization.

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

                                ANNUITY OPTIONS

 Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the "Living Benefits" section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95/th/ birthday of the oldest of any Owner and Annuitant whichever occurs first ("Latest Annuity Date") and no earlier than the earliest permissible Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. You may change your choices before the Annuity Date. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the Latest Annuity Date. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant.

 If needed, we will require proof in Good Order of the Annuitant's age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2000 on the Annuity Date.

 Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law).

 For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.

 Option 1
 Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies during the income phase, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.

 Option 2
 Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant's life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 Other Annuity Options We May Make Available
 At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
   . Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

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   .   Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
   . Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the "period certain"), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second to die of the two Annuitants. If the Annuitants' joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.

 We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

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                                LIVING BENEFITS

 Pruco Life offers different optional living benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional living benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits for new elections at any time. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
..   guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 We currently offer the Highest Daily Lifetime v2.1 benefits suite.
..   Highest Daily Lifetime Income v2.1
..   Spousal Highest Daily Lifetime Income v2.1
..   Highest Daily Lifetime Income v2.1 With Highest Daily Death Benefit
..   Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit


 Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the "permitted Sub-accounts") and the AST Investment Grade Bond Sub-account. See "Investment Options" for a list of permitted Sub-accounts available with the Highest Daily Lifetime Income v2.1 suite of benefits. The optional living benefit investment requirements and the formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the AST Investment Grade Bond Sub-account, and there is no guarantee that the AST Investment Grade Bond Sub-account will not lose value. We are not providing you with investment advice through the use of the formula. In addition, the formula does not constitute an investment strategy that we are recommending to you.


 The Highest Daily Lifetime v2.1 benefits are "Lifetime Guaranteed Minimum Withdrawal Benefits". These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.


 Under any of the Highest Daily Lifetime v2.1 Benefits (i.e., Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, and Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit), withdrawals in excess of the Annual Income Amount, called "Excess Income," will impact the value of the benefit including a permanent reduction in future guaranteed amounts.


 Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the "Investment Options" section of the prospectus for a list of Investment Options available and permitted with each benefit. We reserve the right to terminate a benefit if you allocate funds into non-permitted Investment Options. Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to permitted Investment Options applicable to your benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

 Termination of Existing Benefits and Election of New Benefits

 If you elect an optional living benefit, you may subsequently terminate the benefit and elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes effective. There is currently no waiting period to make a new benefit election (you may elect a new benefit beginning on the next Valuation Day), provided that upon such an election, your Account Value must be allocated to the Investment Options permitted for the optional benefit. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your Financial Professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may not provide the same guarantees and/or may be more expensive than the benefit you are terminating. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.


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

 No Long-Term MVA Option is permitted if you elect any Optional Living Benefit.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


 HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT
 Highest Daily Lifetime(R) Income v2.1 Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit, for new elections at any time.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single "designated life" who is at least 50 years old on the date that the benefit is acquired. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: "Spousal Highest Daily Lifetime Income v2.1 Benefit", "Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit" and "Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit".


 You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

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 The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)


 The Periodic Value on or before the Roll-Up End Date

 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Unadjusted Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Unadjusted Account Value on the current Valuation Day.


 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 Please note that if you elect Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.

 Key Feature - Annual Income Amount under Highest Daily Lifetime Income v2.1 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 591/2; 4% for ages 591/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 As discussed in this paragraph, when you make a partial withdrawal that is subject to tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the tax withholding, to determine whether your withdrawal has exceeded the Annual Income Amount. When you take a partial withdrawal, you may request a "gross" withdrawal amount (e.g., $2,000) but then have any tax withholding deducted from the amount you actually receive (although an MVA may also be applied to your remaining Unadjusted Account Value, it is not considered for purposes of determining Excess Income). The portion of a withdrawal that exceeded your Annual Income Amount (if any) would be treated as Excess Income and thus would reduce your Annual Income Amount in subsequent years. Alternatively, you may request that a "net" withdrawal amount actually be paid to you (e.g., $2,000), with the understanding that any tax withholding (e.g., $240) be applied to your remaining Unadjusted Account Value (although an MVA may also be applied to your remaining Unadjusted Account Value, it is not considered for purposes of determining Excess Income). In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2,000) and the amount of any tax withholding (in this example, a total of $2,240). The amount of that sum (e.g., the $2,000 you received plus the $240 for the tax withholding) that exceeds your Annual Income Amount will be treated as Excess Income - thereby reducing your Annual Income Amount in subsequent years.

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 You may use the Systematic Withdrawal program to make withdrawals of the
 Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 591/2; 4% for ages 591/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject, any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.


 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.


 We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.

 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 591/2; 4% for ages 591/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce

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 your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 Example of dollar-for-dollar reductions
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

     Account Value before Lifetime withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $   1500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40

 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 29 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 70 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 28 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.

                              Highest Daily Value        Adjusted Annual
               Unadjusted   (adjusted for withdrawal Income Amount (5% of the
  Date*       Account Value and purchase payments)**   Highest Daily Value)
  -----       ------------- ------------------------ ------------------------
  October 28   $119,000.00        $119,000.00               $5,950.00
  October 29   $113,000.00        $113,986.95               $5,699.35
  October 30   $113,000.00        $113,986.95               $5,699.35
  October 31   $119,000.00        $119,000.00               $5,950.00
  November 1   $118,473.00        $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 28, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Unadjusted Account Value of $119,000 on October 28 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted October 29 Highest Daily Value, $113.986.95, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.95 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.95 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.95 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1 and continuing through October 31 of the following calendar year, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 3
..   Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year
..   The Unadjusted Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1
..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    v2.1

 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:

      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375

 Required Minimum Distributions
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income.

 The following rules apply to determine if any portion of an RMD amount will be treated as Excess Income.

 For purposes of this provision, in relation to any Annuity Year, the "Second Calendar Year" is the calendar year following the calendar year in which the Annuity Year began.


 In general, withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as Excess Income. However, if in any Annuity Year, you take a Lifetime Withdrawal in the Second Calendar Year, then the amount which will not be treated as Excess Income is the sum of:

 (1)the remaining Annual Income Amount for that Annuity Year, and

 (2)the Second Calendar Year's remaining RMD amount less the Annual Income Amount. If the Annual Income Amount is greater than the Second Calendar Year's remaining RMD amount, then (2) shall be equal to zero, or $0.


 Any remaining RMD amount for the Second Calendar Year can be taken in the following Annuity Year.

 If, in any Annuity Year, your RMD amount is not greater than the Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 Example

 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2013 to 12/31/2013

 Annuity Year
 06/01/2012 to 05/31/2013

 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2013 = $3,000 (a $2,000 withdrawal was taken on 7/1/2012)
 RMD Amount for Calendar Year 2013 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2013 and 5/31/2013) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2013), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2013 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2013, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 Benefits Under Highest Daily Lifetime Income v2.1
..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the
    Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in the Annuity Year that reduced your Unadjusted Account Value to zero are more than the Annual Income Amount, Highest Daily Lifetime Income v2.1 terminates, and no additional payments are permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Unadjusted Account Value.

 Other Important Considerations
..   Withdrawals under Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your
    Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the permitted elected Sub-accounts, the DCA MVA
    Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)
..   The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Election of and Designations under the Benefit
 For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income v2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.


 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 Termination of the Benefit
 You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 The benefit automatically terminates upon the first to occur of the following:
 (i)your termination of the benefit;
(ii)your surrender of the Annuity;
(iii)your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
(iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);
 (v)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (may vary by state);* or
(vii)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to permitted investment options applicable to your benefit.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income v2.1 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account

 Overview of the Predetermined Mathematical Formula

 Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the "Bond Sub-account". The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.

 The formula is set forth in Appendix D (and is described below).


 The predetermined mathematical formula ("formula") monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk associated with these benefits, which is generally represented by the gap between your Unadjusted Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Unadjusted Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.

 The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.


 Transfer Activity Under the Formula
 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, as none of the Unadjusted Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Unadjusted Account Value before a transfer to the Bond Sub-account is made.


 It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.


 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Unadjusted Account Value and your Protected
    Withdrawal Value;
..   The amount of time the benefit has been in effect on your Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account.

 At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Unadjusted Account Value and hence a greater impact on if (and how much of) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

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 How the Formula Operates
 Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
 (1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the "Target Value" or "L".

 (2)Second, we subtract any amounts invested in the Bond Sub-account ("B") from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts ("V\\V\\ + V\\F\\") where "V\\V\\" is the current Account Value of the elected Sub-accounts of the Annuity, and "V\\F\\" is the current Account Value of the elected Fixed Rate Options of the Annuity). We refer to this resulting value as the "Target Ratio" or "R".

 (3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
 (4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.

 The Formula is:
    R = (L - B) / (V\\V\\ + V\\F\\)

 More specifically, the formula operates as follows:
 (1)We calculate the Target Value (L) by multiplying the income basis for that day by 5% and by the applicable Annuity Factor found in Appendix D. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income.

    Example (assume the income basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

    Target Value (L) = $200,000 x 5% x 14.95 = $149,500


 (2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V\\V\\ + V\\F\\).


    Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

    Target Ratio (R) = ($149,500 - 0)/$179,500 = 83.3%

 (3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA MVA Options) will occur.

    Example: Assuming the Target Ratio is above 83% for a 3/rd/ consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.

 (4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.

 The 90% Cap
 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted

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 Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.

 Monthly Transfers
 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Unadjusted Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Unadjusted Account Value.

 Other Important Information
..   The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Unadjusted Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Bond Sub-account.
..   While you are not notified before a transfer occurs to or from the Bond
    Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
   . Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
   .   If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
   . Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA MVA Options to the Bond Sub-account.
..   If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.
..   Additional Purchase Payments to your Annuity do not increase "B" within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.
..   If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).
..   If you are participating in Highest Daily Lifetime Income v2.1 and you are
    also participating in the 6 or 12 Month DCA Program, the following rules apply:
   . DCA MVA Options are considered "Permitted Sub-accounts" for purpose of the Target Ratio calculation ("L") described above.
   . The formula may transfer amounts out of the DCA MVA Options to the Bond Sub-account if the amount allocated to the other Permitted Sub-accounts is insufficient to cover the amount of the transfer.
   . The transfer formula will not allocate amounts to the DCA MVA Options when there is a transfer out of the Bond Sub-account . Such transfers will be allocated pro-rata to the variable Sub-accounts, excluding the Bond Sub-account.
   . A Market Value Adjustment is not assessed when amounts are transferred out of the DCA MVA Options under the transfer formula.

 Additional Tax Considerations

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note

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 that if you participate in Highest Daily Lifetime Income v2.1 or Spousal
 Highest Daily Lifetime Income v2.1 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME(R) INCOME v2.1 BENEFIT
 Spousal Highest Daily Lifetime(R) Income v2.1 Benefit is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees, until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See "Termination of Existing Benefits and Election of New Benefits" for details.

 Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.


 As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: "Highest Daily Lifetime Income v2.1 Benefit", "Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit" and "Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit".


 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income v2.1, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the

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 effective date of the benefit, the Protected Withdrawal Value is equal to your
 Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.


 The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)


 The Periodic Value on or before the Roll-Up End Date

 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Unadjusted Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Unadjusted Account Value on the current Valuation Day.


 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 Please note that if you elect Spousal Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.

 Key Feature - Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 591/2; 3.5% for ages 591/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 As discussed in this paragraph, when you make a partial withdrawal that is subject to a tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the tax withholding, to determine whether your withdrawal has exceeded the Annual Income Amount. When you take a partial withdrawal, you may request a "gross" withdrawal amount (e.g., $2,000) but then have any tax withholding deducted from the amount you actually receive (although an MVA may also be applied to your remaining Unadjusted Account Value, it is not considered for purposes of determining Excess Income). The portion of a withdrawal that exceeded your Annual Income Amount (if any) would be treated as Excess Income and thus would reduce your Annual Income Amount in subsequent years. Alternatively, you may request that a "net" withdrawal amount actually be paid to you (e.g., $2,000), with the understanding that any tax

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 withholding (e.g., $240) be applied to your remaining Unadjusted Account Value
 (although an MVA may also be applied to your remaining Unadjusted Account Value, it is not considered for purposes of determining Excess Income). In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2,000) and the amount of any tax withholding (in this example, a total of $2,240). The amount of that sum (e.g., the $2,000 you received plus the $240 for the tax withholding) that exceeds your Annual Income Amount will be treated as Excess Income - thereby reducing your Annual Income Amount in subsequent years.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 591/2; 3.5% for ages 591/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.


 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.


 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 591/2; 3.5% for ages 591/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

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 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income v2.1
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 Example of dollar-for-dollar reductions
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

 Example of Proportional Reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income (i.e., Excess Income) to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  2,900.00
     Account Value immediately before Excess Income of $2,100  $115,100.00
     Excess Income amount                                      $  2,100.00
     Ratio                                                            1.82%
     Annual Income Amount                                      $  5,400.00
     Less ratio of 1.82%                                       $     98.28
     Annual Income Amount for future Annuity Years             $  5,301.72

 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 70 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments, is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 28 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

                             Highest Daily Value         Adjusted Annual
                           (adjusted for withdrawal Income Amount (4.5% of the
 Date*       Account Value and purchase payments)**    Highest Daily Value)
 -----       ------------- ------------------------ --------------------------
 October 28   $119,000.00        $119,000.00                $5,355.00
 October 29   $113,000.00        $113,986.98                $5,129.41
 October 30   $113,000.00        $113,986.98                $5,129.41
 October 31   $119,000.00        $119,000.00                $5,355.00
 November 1   $118,473.00        $119,000.00                $5,355.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 28, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Unadjusted Account Value of $119,000 on October 28 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $116,100 before the Excess Income.
   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.
   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is higher than the current year's Annual Income Amount of $5,301.72 (adjusted for excess withdrawals), the Annual Income Amount for the next Annuity Year, starting on November 1 and continuing through October 31 of the following calendar year, will be stepped-up to $5,355.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 3
..   Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year
..   The Unadjusted Account Value at benefit election was $105,000

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

..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income v2.1
..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income v2.1

 On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. When $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:


      Withdrawal amount                                          $ 15,000
      Divided by Account Value before withdrawal                 $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375


 Required Minimum Distributions
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income v2.1 for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 Benefits Under Spousal Highest Daily Lifetime Income v2.1
..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Unadjusted Account Value to zero are more than the Annual Income Amount, Spousal Highest Daily Lifetime Income v2.1 terminates, and no additional payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution
    (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life.
..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are

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

       to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
    (2)the Unadjusted Account Value.

 Other Important Considerations
..   Withdrawals under Spousal Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while
    Spousal Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.

..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Investment Options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)
..   The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10%
    annually of the greater of Unadjusted Account Value and Protected
    Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted Account
    Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the

 Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Election of and Designations under the Benefit
 Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in a cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.


 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 The benefit automatically terminates upon the first to occur of the following:
 (i) upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
 (ii)upon the death of the second designated life;
(iii)your termination of the benefit;
 (iv)your surrender of the Annuity;
 (v) your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
 (vi)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vii)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (may vary by state);* or
(viii)you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to permitted investment options applicable to your benefit.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 How Spousal Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
 See "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

 Additional Tax Considerations
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

 HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT
 Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit ("HD DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.

 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal". All other partial withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). Highest Daily Lifetime Income v2.1 with HD DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Highest Daily Lifetime Income v2.1 is offered with or without the HD DB component, however, you may only elect HD DB with Highest Daily Lifetime Income v2.1, and you must elect the HD DB benefit at the time you elect Highest Daily Lifetime

 Income v2.1. If you elect Highest Daily Lifetime Income v2.1 without HD DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income v2.1 with HD DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.

 The income benefit under Highest Daily Lifetime Income v2.1 with HD DB currently is based on a single "designated life" who is between the ages of 50 and 79 on the date that the benefit is elected and received in Good Order. As long as your Highest Daily Lifetime Income v2.1 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1 with HD DB (including no payment of the Highest Daily Death Benefit Amount). As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus:
 "Highest Daily Lifetime Income v2.1 Benefit", "Spousal Highest Daily Lifetime Income v2.1 Benefit" and "Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit".


 You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income v2.1 with HD DB, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.


 The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)


 The Periodic Value on or before the Roll-Up End Date

 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Unadjusted Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Unadjusted Account Value on the current Valuation Day.


 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

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



 Please note that if you elect Highest Daily Lifetime Income v2.1 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.

 Key Feature - Annual Income Amount under Highest Daily Lifetime Income v2.1 with HD DB. The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 591/2; 4% for ages 591/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 As discussed in this paragraph, when you make a partial withdrawal that is subject to tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the tax withholding, to determine whether your withdrawal has exceeded the Annual Income Amount. When you take a partial withdrawal, you may request a "gross" withdrawal amount (e.g., $2,000) but then have any tax withholding deducted from the amount you actually receive (although an MVA may also be applied to your remaining Unadjusted Account Value, it is not considered for purposes of determining Excess Income). The portion of a withdrawal that exceeded your Annual Income Amount (if any) would be treated as Excess Income and thus would reduce your Annual Income Amount in subsequent years. Alternatively, you may request that a "net" withdrawal amount actually be paid to you (e.g., $2,000), with the understanding that any tax withholding (e.g., $240) be applied to your remaining Unadjusted Account Value (although an MVA may also be applied to your remaining Unadjusted Account Value, it is not considered for purposes of determining Excess Income). In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2,000) and the amount of any tax withholding (in this example, a total of $2,240). The amount of that sum (e.g., the $2,000 you received plus the $240 for the tax withholding) that exceeds your Annual Income Amount will be treated as Excess Income - thereby reducing your Annual Income Amount in subsequent years.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 591/2; 4% for ages 591/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.

 While Highest Daily Lifetime Income v2.1 with HD DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.


 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 with HD DB. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 with HD DB through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.


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



 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime Income v2.1 with HD DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 591/2; 4% for ages 591/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your Financial Professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges."

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Highest Daily Lifetime Income v2.1 with HD DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Highest Daily Lifetime Income v2.1 with HD DB is elected on August 1 of the following calendar year
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1 with HD DB
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and it is assumed that they fall on consecutive business days.

 Example of dollar-for-dollar reductions
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming

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


 $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920).




 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).

 Here is the calculation:

Annual Income Amount



     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio                                                            1.31%
     Annual Income Amount                                      $  6,000.00
     Less ratio of 1.31%                                       $     78.60
     Annual Income Amount for future Annuity Years             $  5,921.40



Highest Daily Death Benefit Amount



     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  3,500.00
     Account Value immediately before Excess Income of $1,500  $114,500.00
     Excess Income amount                                      $  1,500.00
     Ratio                                                            1.31%
     HD DB Amount                                              $109,420.00
     Less ratio of 1.31%                                       $  1,433.40
     Highest Daily Death Benefit Amount                        $107,986.60


 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the Excess Income on October 29 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 70 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments, is greater than $5,921.40. Here are the calculations for determining the daily values. Only the October 28 value is being adjusted for Excess Income as the October 30, October 31, and November 1 Valuation Days occur after the Excess Income on October 29.

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



                              Highest Daily Value        Adjusted Annual
               Unadjusted   (adjusted for withdrawal Income Amount (5% of the
  Date*       Account Value and purchase payments)**   Highest Daily Value)
  -----       ------------- ------------------------ ------------------------
  October 28   $119,000.00        $119,000.00               $5,950.00
  October 29   $113,000.00        $113,986.95               $5,699.35
  October 30   $113,000.00        $113,986.95               $5,699.35
  October 31   $119,000.00        $119,000.00               $5,950.00
  November 1   $118,473.00        $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of
    November 1 is considered the first Valuation Date in the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 28, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Unadjusted Account Value of $119,000 on October 28 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $115,500 before the Excess Income.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted October 29 Highest Daily Value, $113,986.95, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.95 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.95 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.95 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 5%, generating an Annual Income Amount of $5,950.00. Since this amount is greater than the current year's Annual Income Amount of $5,921.40 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1 and continuing through October 31 of the following calendar year, will be stepped-up to $5,950.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime Income v2.1 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1 with HD DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1 with HD DB. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 3
..   Highest Daily Lifetime Income v2.1 with HD DB is elected on September 4 of the following calendar year
..   The Unadjusted Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected Highest Daily Lifetime
    Income v2.1 with HD DB
..   No previous withdrawals have been taken under Highest Daily Lifetime Income
    v2.1 with HD DB

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



 On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 with HD DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:


    Withdrawal amount                                          $ 15,000.00
    Divided by Account Value before withdrawal                 $120,000.00
    Equals ratio                                                      12.5%
    All guarantees will be reduced by the above ratio (12.5%)
    Protected Withdrawal Value                                 $109,375.00
    Highest Daily Death Benefit Amount                         $100,992.50


 Required Minimum Distributions
 Required Minimum Distributions ("RMD") for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 and by December 31/st/ for subsequent calendar years. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income.

 The following rules apply to determine if any portion of an RMD amount will be treated as Excess Income.

 For purposes of this provision, in relation to any Annuity Year, the "Second Calendar Year" is the calendar year following the calendar year in which the Annuity Year began.


 In general, withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as Excess Income. However, if in any Annuity Year, you take a Lifetime Withdrawal in the Second Calendar Year, then the amount which will not be treated as Excess Income is the sum of:

 (1)the remaining Annual Income Amount for that Annuity Year, and

 (2)the Second Calendar Year's remaining RMD amount less the Annual Income Amount. If the Annual Income Amount is greater than the Second Calendar Year's remaining RMD amount, then (2) shall be equal to zero, or $0.


 Any remaining RMD amount for the Second Calendar Year can be taken in the following Annuity Year.

 If, in any Annuity Year, your RMD amount is not greater than the Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.

 Please see hypothetical examples below for details.

 If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include situations where you comply with the rules outlined above and then decide to take additional withdrawals after satisfying your RMD requirement from the Annuity.

 We will assume your first withdrawal under the benefit is a Lifetime Withdrawal unless you designated the withdrawal as a Non-Lifetime Withdrawal.

 Example
 The following example is purely hypothetical and intended to illustrate a scenario as described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

 Assumptions:
 RMD Calendar Year
 01/01/2013 to 12/31/2013

 Annuity Year
 06/01/2012 to 05/31/2013

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



 Annual Income Amount and RMD Amount
 Annual Income Amount = $5,000
 Remaining Annual Income Amount as of 1/3/2013 = $3,000 (a $2,000 withdrawal was taken on 7/1/2012)
 RMD Amount for Calendar Year 2013 = $6,000

 The amount you may withdraw in the current Annuity Year (between 1/3/2013 and 5/31/2013) without it being treated as Excess Income is $4,000. Here is the calculation: $3,000 + ($6,000 - $5,000) = $4,000.

 If the $4,000 withdrawal is taken in the current Annuity Year (prior to 6/1/2013), the remaining Annual Income Amount will be zero and the remaining RMD amount of $2,000 may be taken in the subsequent Annuity Year beginning on 6/1/2013 (when your Annual Income Amount is reset to $5,000).

 If you had chosen to not take any additional withdrawals until on or after 6/1/2013, then you would be eligible to withdraw $6,000 without it being treated as a withdrawal of Excess Income.

 Highest Daily Death Benefit
 A Death Benefit is payable under Highest Daily Lifetime Income v2.1 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity owned), also referred to as the "Single Designated Life", when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Daily Death Benefit Amount described below.

 Highest Daily Death Benefit Amount:
 On the date you elect Highest Daily Lifetime Income v2.1 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:
 (1)The Unadjusted Account Value on the current Valuation Day; and
 (2)The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,
   .   increased by any Purchase Payments made on the current Valuation Day and,
   . reduced by the effect of withdrawals made on the current Valuation Day, as described below.

 Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income v2.1 with HD DB.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Daily Death Benefit will be calculated on the date of death of the decedent and will be:
   .   increased by the amount of any additional Adjusted Purchase Payments, and
   . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 Please note that the Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income v2.1 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.

 All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the "Death Benefits" section of this prospectus for more information pertaining to Death Benefits.

 Benefits Under Highest Daily Lifetime Income v2.1 with HD DB
..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v2.1 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional

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


    Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in the Annuity Year that reduced your Unadjusted Account Value to zero are more than the Annual Income Amount, Highest Daily Lifetime Income v2.1 with HD DB terminates, and no additional payments are permitted.
..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HD DB feature, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Unadjusted Account Value.

 Other Important Considerations
..   Withdrawals under Highest Daily Lifetime Income v2.1 with HD DB are subject to all of the terms and conditions of the Annuity. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while
    Highest Daily Lifetime Income v2.1 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section entitled "Investment Options." You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment
    risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
..   Any Death Benefit will terminate if withdrawals taken under Highest Daily
    Lifetime Income v2.1 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)
..   The current charge for Highest Daily Lifetime Income v2.1 with HD DB is
    1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto
    Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day's Unadjusted Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Election of and Designations under the Benefit
 For Highest Daily Lifetime Income v2.1 with HD DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1 with HD DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1 with HD DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership requirements.


 Highest Daily Lifetime Income v2.1 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1 with HD DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 with HD DB will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income v2.1 with HD DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Highest Daily Lifetime Income v2.1 with HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.


 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 with HD DB so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 Termination of the Benefit
 You may terminate Highest Daily Lifetime Income v2.1 with HD DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HD DB, will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

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



 The benefit automatically terminates upon the first to occur of the following:
 (i)your termination of the benefit;
(ii)your surrender of the Annuity;
(iii)your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
(iv)our receipt of Due Proof of Death of the Owner (or Annuitant for if entity-owned annuities);
 (v)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (may vary by state);* or
(vii)you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to permitted investment options applicable to your benefit.

 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us;
 (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Highest Daily Lifetime Income v2.1 with HD DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will:
 (i) leave intact amounts that are held in the Permitted Sub-accounts, and
 (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 with HD DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed above.

 How Highest Daily Lifetime Income v2.1 with HD DB Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
 See "How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

 Additional Tax Considerations
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

 SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit ("HD DB") is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.

 We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the "designated lives", and each, a "designated life"), the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time "Non-Lifetime Withdrawal." All other withdrawals from your Annuity are considered a "Lifetime Withdrawal" under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) ("Guarantee Payments"). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability

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


 to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 with HD DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated
 Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 An integral component of Spousal Highest Daily Lifetime Income v2.1 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."


 Spousal Highest Daily Lifetime Income v2.1 with HD DB is the spousal version of Highest Daily Lifetime Income v2.1 with HD DB. Spousal Highest Daily Lifetime Income v2.1 is offered with or without the HD DB component; however, you may only elect HD DB with Spousal Highest Daily Lifetime Income v2.1, and you must elect the HD DB benefit at the time you elect Spousal Highest Daily Lifetime Income v2.1. If you elect Spousal Highest Daily Lifetime Income v2.1 without HD DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income v2.1 with HD DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" for details.

 Spousal Highest Daily Lifetime Income v2.1 with HD DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See "Election of and Designations under the Benefit" below for details. Spousal Highest Daily Lifetime Income v2.1 with HD DB is not available if you elect any other optional living or death benefit.


 As long as your Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the "Investment Options" section.


 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB. As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: "Highest Daily Lifetime Income v2.1 Benefit", "Spousal Highest Daily Lifetime Income v2.1 Benefit" and "Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit".


 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus entitled "6 or 12 Month Dollar Cost Averaging Program" for details.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.


 The "Periodic Value" is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)


 The Periodic Value on or before the Roll-Up End Date

 On any day we recalculate the Periodic Value (a "Current Valuation Day") that falls on or before the tenth (10/th/) anniversary of the benefit effective date (referred to as the "Roll-Up End Date"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for

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


    successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Unadjusted Account Value on the current Valuation Day.

 The Periodic Value after the Roll-Up End Date
 On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
 (1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
 (2)the Unadjusted Account Value on the current Valuation Day.


 Because the 5% daily appreciation ends after the 10/th/ anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below entitled "Example of dollar-for-dollar reductions").

 Please note that if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.

 Key Feature - Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1 with HD DB
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 591/2; 3.5% for ages 591/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.

 As discussed in this paragraph, when you make a partial withdrawal that is subject to tax withholding, we will identify the amount that includes not only the amount you actually receive, but also the amount of the tax withholding, to determine whether your withdrawal has exceeded the Annual Income Amount. When you take a partial withdrawal, you may request a "gross" withdrawal amount (e.g., $2,000) but then have any tax withholding deducted from the amount you actually receive (although an MVA may also be applied to your remaining Unadjusted Account Value, it is not considered for purposes of determining Excess Income). The portion of a withdrawal that exceeded your Annual Income Amount (if any) would be treated as Excess Income and thus would reduce your Annual Income Amount in subsequent years. Alternatively, you may request that a "net" withdrawal amount actually be paid to you (e.g., $2,000), with the understanding that any tax withholding (e.g., $240) be applied to your remaining Unadjusted Account Value (although an MVA may also be applied to your remaining Unadjusted Account Value, it is not considered for purposes of determining Excess Income). In the latter scenario, we determine whether any portion of the withdrawal is to be treated as Excess Income by looking to the sum of the net amount you actually receive (e.g., $2,000) and the amount of any tax withholding (in this example, a total of $2,240). The amount of that sum (e.g., the $2,000 you received plus the $240 for the tax withholding) that exceeds your Annual Income Amount will be treated as Excess Income - thereby reducing your Annual Income Amount in subsequent years.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 591/2; 3.5% for ages 591/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

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



 After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.

 While Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
..   if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
..   if we are not then offering this benefit for new issues; or
..   if we are offering a modified version of this benefit for new issues.


 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 with HD DB. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 with HD DB through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

 We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.


 Highest Daily Auto Step-Up
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 591/2; 3.5% for ages 591/2 to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table entitled "Your Optional Benefit Fees and Charges".

 If you are enrolled in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any Systematic Withdrawal program.

 Spousal Highest Daily Lifetime Income v2.1 with HD DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your

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


 Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).

 Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is November 1
..   Spousal Highest Daily Lifetime Income v2.1 with HD DB is elected on
    August 1 of the following calendar year
..   Both designated lives were 70 years old when they elected Spousal Highest
    Daily Lifetime Income v2.1 with HD DB
..   The first withdrawal is a Lifetime Withdrawal

 Unless otherwise indicated, all dates referenced hereafter in these examples occur in the same year the benefit is elected and if is assumed that they fall on consecutive business days.

 Example of dollar-for-dollar reductions
 On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920.).




 Example of proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).

 Here is the calculation:

 Annual Income Amount



     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  2,900.00
     Account Value immediately before Excess Income of $2,900  $115,100.00
     Excess Income amount                                      $  2,100.00
     Ratio                                                            1.82%
     Annual Income Amount                                      $  5,400.00
     Less ratio of 1.82%                                       $     98.28
     Annual Income Amount for future Annuity Years             $  5,301.72



 Highest Daily Death Benefit Amount



     Account Value before Lifetime Withdrawal                  $118,000.00
     Less amount of "non" Excess Income                        $  2,900.00
     Account Value immediately before Excess Income of $2,900  $115,100.00
     Excess Income amount                                      $  2,100.00
     Ratio                                                            1.82%
     HD DB Amount                                              $110,020.00
     Less ratio of 1.82%                                       $  2,002.36
     Highest Daily Death Benefit Amount                        $108,017.64


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



 Example of highest daily auto step-up
 On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $5,400. However, the Excess Income on October 29 reduces the amount to $5,301.72 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% (since the younger designated life is between 70 and 84 on the date of the potential step-up) of the highest daily Unadjusted Account Value adjusted for withdrawals and Purchase Payments, is greater than $5,301.72. Here are the calculations for determining the daily values. Only the October 28 value is being adjusted for Excess Income as the October 30, October 31 and November 1 Valuation Days occur after the Excess Income on October 29.

                             Highest Daily Value         Adjusted Annual
                           (adjusted for withdrawal Income Amount (4.5% of the
 Date*       Account Value and Purchase Payments)**    Highest Daily Value)
 -----       ------------- ------------------------ --------------------------
 October 28   $119,000.00        $119,000.00                $5,355.00
 October 29   $113,000.00        $113,986.98                $5,129.41
 October 30   $113,000.00        $113,986.98                $5,129.41
 October 31   $119,000.00        $119,000.00                $5,355.00
 November 1   $118,473.00        $119,000.00                $5,355.00

 * In this example, the Annuity Anniversary date is November 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of November 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on October 28, resulting in an adjusted Annual Income Amount of $5,355.00. This amount is adjusted on October 29 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Unadjusted Account Value of $119,000 on October 28 is first reduced dollar-for-dollar by $2,900 ($2,900 is the remaining Annual Income Amount for the Annuity Year), resulting in an Unadjusted Account Value of $116,100 before the Excess Income.
   . This amount ($116,100) is further reduced by 1.82% (this is the ratio in the above example which is the Excess Income divided by the Account Value immediately preceding the Excess Income) resulting in a Highest Daily Value of $113,986.98.
   . The adjusted October 29 Highest Daily Value, $113,986.98, is carried forward to the next Valuation Date of October 30. At this time, we compare this amount to the Unadjusted Account Value on October 30, $113,000. Since the October 29 adjusted Highest Daily Value of $113,986.98 is greater than the October 30 Unadjusted Account Value, we will continue to carry $113,986.98 forward to the next Valuation Day of October 31. The Unadjusted Account Value on October 31, $119,000.00, becomes the final Highest Daily Value since it exceeds the $113,986.98 carried forward.
   . The October 31 adjusted Highest Daily Value of $119,000.00 is also greater than the November 1 Unadjusted Account Value, so we will continue to carry $119,000.00 forward to the first Valuation Day of November 1.

 In this example, the final Highest Daily Value of $119,000.00 is converted to an Annual Income Amount based on the applicable percentage of 4.5%, generating an Annual Income Amount of $5,355.00. Since this amount is greater than the current year's Annual Income Amount of $5,301.72 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on November 1 and continuing through October 31 of the following calendar year, will be stepped-up to $5,355.00.

 Non-Lifetime Withdrawal Feature
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime Income v2.1 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Surrenders - Surrender Value"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HD DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1 with HD DB. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.


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



 Example - Non-Lifetime Withdrawal (proportional reduction)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
..   The Issue Date is December 3
..   Spousal Highest Daily Lifetime Income v2.1 with HD DB is elected on
    September 4 of the following calendar year
..   The Unadjusted Account Value at benefit election was $105,000
..   Each designated life was 70 years old when he/she elected Spousal Highest
    Daily Lifetime Income v2.1 with HD DB
..   No previous withdrawals have been taken under Spousal Highest Daily
    Lifetime Income v2.1 with HD DB

 On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HD DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 Here is the calculation:


    Withdrawal amount                                          $ 15,000.00
    Divided by Account Value before withdrawal                 $120,000.00
    Equals ratio                                                      12.5%
    All guarantees will be reduced by the above ratio (12.5%)
    Protected Withdrawal Value                                 $109,375.00
    Highest Daily Death Benefit Amount                         $100,992.50


 Required Minimum Distributions
 See the sub-section entitled "Required Minimum Distributions" in the prospectus section above concerning Highest Daily Lifetime Income v2.1 with HD DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.

 Highest Daily Death Benefit
 A Death Benefit is payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Daily Death Benefit Amount described below.

 Highest Daily Death Benefit Amount:
 On the date you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:
 (1)The Unadjusted Account Value on the current Valuation Day; and
 (2)The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,
   .   increased by any Purchase Payments made on the current Valuation Day and,
   . reduced by the effect of withdrawals made on the current Valuation Day, as described below.

 Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income v2.1 with HD DB.

 A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.

 The Highest Daily Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:
   .   increased by the amount of any additional Adjusted Purchase Payments, and
   . reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent's date of death and the date we receive Due Proof of Death.

 Please note that Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Lifetime Income v2.1 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.

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



 All other provisions applicable to Death Benefits under your Annuity continue to apply. See the "Death Benefits" section of this prospectus for more information pertaining to Death Benefits.

 Benefits Under Spousal Highest Daily Lifetime Income v2.1 with HD DB
..   To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Unadjusted Account Value to zero are more than the Annual Income Amount, Spousal Highest Daily Lifetime Income v2.1 with HD DB terminates, and no additional payments will be permitted.
..   Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments.
..   Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HD DB feature, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual
    Income Amount or less than or equal to, your Annual Income Amount.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

    (1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or
    (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

..   In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:

    (1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
    (2)the Unadjusted Account Value.

 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 with HD DB benefit are subject to all of the terms and conditions of the Annuity. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 with HD
    DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA MVA Options. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
..   You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
..   You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolios appears in the prospectus section entitled

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    "Investment Options." In addition, you can find a copy of the AST
    Investment Grade Bond Portfolio prospectus by going to
    www.prudentialannuities.com.
..   Transfers to and from the Permitted Sub-accounts, the DCA MVA Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

..   Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Unadjusted
    Account Value to comply with any new requirements.
..   If you elect this benefit, you may be required to reallocate to different
    Sub-accounts if you are currently invested in non-permitted Sub-accounts.
    On the Valuation Day we receive your request in Good Order, we will
    (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated.
    During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.

..   Any Death Benefit will terminate if withdrawals taken under Spousal Highest
    Daily Lifetime Income v2.1 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See "Death Benefits" for more information.)
..   Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v2.1 with HD DB will remain in force unless we are instructed otherwise.
..   The current charge for Spousal Highest Daily Lifetime Income v2.1 with HD
    DB is 1.60% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in "Highest Daily Auto Step-Up" above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.40% of the greater of the prior Valuation Day's Unadjusted Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade
    Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

 If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit.

 Election of and Designations under the Benefit
 Spousal Highest Daily Lifetime Income v2.1 with HD DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 with HD DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner's spouse. Each Owner/Annuitant and the Beneficiary must be between 50-79 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The
    Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto)

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    ("Custodial Account"), the Beneficiary is the Custodial Account, and the
    spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.

 Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die, provided that they are each other's spouses at that time, or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.


 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1 with HD DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 with HD DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether s/he wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime Income v2.1 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB and terminate it, you can re-elect it, subject to our current rules and availability. See "Termination of Existing Benefits and Election of New Benefits" for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 with HD DB will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1 with HD DB. You and your Financial Professional should carefully consider whether terminating your existing benefit and electing Spousal Highest Daily Lifetime Income v2.1 with HD DB is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future for new elections of this benefit. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.


 If you wish to elect this benefit and you are currently participating in a Systematic Withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a Systematic Withdrawal program in which withdrawals are not taken pro rata.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply.

 The benefit automatically terminates upon the first to occur of the following:
 (i) upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity owned), if the Remaining Designated Life elects not to continue the Annuity;
 (ii)upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Unadjusted Account Value on the date of death;
(iii)upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;
 (iv)your termination of the benefit;
 (v) your surrender of the Annuity;
 (vi)when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
(vii)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(viii)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (may vary by state);* or
 (ix)you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 * Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to permitted investment options applicable to your benefit.

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 "Due Proof of Death" is satisfied when we receive all of the following in Good
 Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.

 Upon termination of Spousal Highest Daily Lifetime Income v2.1 with HD DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will:
 (i) leave intact amounts that are held in the Permitted Sub-accounts, and
 (ii) unless you are participating in an asset allocation program (i.e., Static Re-balancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Money Market Sub-account.

 How Spousal Highest Daily Lifetime Income v2.1 with HD DB Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
 See "How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.

 Additional Tax Considerations
 Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.

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                                DEATH BENEFITS

 TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT



 The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent." Where an Annuity is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the trust and there is no Death Benefit provided under the Annuity.

 We determine the amount of the Death Benefit as of the date we receive "Due Proof of Death". Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.

 Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary - see "Payment of Death Benefits" below).

 After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Money Market Sub-account, the amount of the Death Benefit is subject to market fluctuations.

 No Death Benefit will be payable if the Annuity terminates because your Unadjusted Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).


 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

 There are certain exceptions to the amount of the Death Benefit.

 Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the basic Death Benefit or any Optional Death Benefit).


 Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit and Highest Daily Lifetime Income v2.1 with HD DB and Spousal Highest Daily Lifetime Income v2.1 with HD DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Unadjusted Account Value. Thus, if you had elected Highest Daily Lifetime Income v2.1 with HD DB or Spousal Highest Daily Lifetime Income v2.1 with HD DB, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit, Highest Daily Lifetime Income v2.1 with HD DB or Spousal Highest Daily Lifetime Income v2.1 with HD DB even though during the suspension period your Death Benefit would be limited to the Unadjusted Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner or Annuitant that are allowable.


 Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.


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 MINIMUM DEATH BENEFIT

 The Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:
   . The sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND
   .   Your Unadjusted Account Value on the date we receive Due Proof of Death.


 SPOUSAL CONTINUATION OF ANNUITY

 Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the pre-determined mathematical formula on the same day).


 Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:
   . The Unadjusted Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; AND
   . The Unadjusted Account Value on Due Proof of Death of the assuming spouse.

 With respect to Highest Daily Lifetime Income v2.1 with HD DB and Spousal Highest Daily Lifetime Income v2.1 with HD DB:
   . If the Highest Daily Death Benefit is not payable upon the death of a Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.
   . If a Death Benefit is not payable upon the death of a Spousal Designated Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.

 Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal advisor.

 Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse's 80/th/ birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80/th/ birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse's Death Benefit will equal the basic Death Benefit.

 We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.

 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal advisor for more information about such impact in your state.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)
 Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death (the "5 Year Deadline"); or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

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 If the Annuity is held as a Beneficiary Annuity, the payment of the Death
 Benefit must be distributed:
   .   as a lump sum payment; or
   . as a series of required distributions under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," unless you have made an election prior to Death Benefit proceeds becoming due

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death (the "Qualified 5 Year Deadline"), or as periodic payments not extending beyond the life expectancy of the designated Beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner. If your Beneficiary elects to receive full distribution by the Qualified 5 Year Deadline, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
   . If you die before a designated Beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out by the Qualified 5 Year Deadline. If the Beneficiary does not begin installments by December 31/st/ of the year following the year of death, we will require that the Beneficiary take the Death Benefit as a lump sum by the Qualified 5 Year Deadline. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated Beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31/st/ of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.

 A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities. This option is different from the "Beneficiary Annuity because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate. Under the Beneficiary Continuation Option:
   . The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).
   . The Annuity will be continued in the Owner's name, for the benefit of the Beneficiary.

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   .   Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
   . Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Unadjusted Account Value. The fee will only apply if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
   . The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   .   No MVA Options will be offered for Beneficiary Continuation Options.
   . No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation Option.
   . The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.
   . The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary's withdrawal rights.
   . Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.
   . If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

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                            VALUING YOUR INVESTMENT

 VALUING THE SUB-ACCOUNTS
 When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Example
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 PROCESSING AND VALUING TRANSACTIONS
 Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of regular trading on the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of regular trading on the NYSE will be used when valuing and processing transactions.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 We have arrangements with certain selling firms, under which receipt by the firm in Good Order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in Good Order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated at any time or modified in certain circumstances.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation

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 Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.


 With respect to your initial Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to market fluctuations during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 Additional Purchase Payments: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payment at any time. See "Additional Purchase Payments" under "Purchasing Your Annuity."


 Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for partial withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in "Processing And Valuing Transactions"

 Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.


 We generally to pay any death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.


 Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' Internet website (www.prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable "cut-off" time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the "cut off" message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

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 Termination of Optional Benefits: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v2.1 suite of benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

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                              TAX CONSIDERATIONS


 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 Taxes on Withdrawals and Surrender
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent

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 of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 Partial Annuitization
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 Medicare Tax on Net Investment Income
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

 Tax Penalty for Early Withdrawal from a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Special Rules in Relation to Tax-free Exchanges Under Section 1035
 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

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 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 Reporting and Withholding on Distributions Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue an Annuity to grantor trusts with multiple grantors.

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 At this time, we will not issue an Annuity to a grantor trust where the
 Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 Qualified Annuity Contracts
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

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..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-favored Plans

 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2013 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

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..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $51,000 in 2013 or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2013, this limit is $255,000;

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,500 in 2013 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2013. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or

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..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 Required Minimum Distributions and Payment Options If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 Charitable IRA Distributions.
 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The American Taxpayer Relief Act extended this provision until the end of 2013.


 For distributions in tax years beginning after 2005 and before 2014, these rules provide an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Special transition rules related to retroactive extension of this tax law provision permitted different distribution treatment for charitable IRA distributions made by January 31, 2013. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.


 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

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..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the contract may be continued with your spouse as the Owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31st of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31st of the year including the six year anniversary date of death.

..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty for Early Withdrawals from Qualified Annuity Contracts
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

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..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules for Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 Gifts and Generation-skipping Transfers
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

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                               OTHER INFORMATION

 PRUCO LIFE AND THE SEPARATE ACCOUNT

 Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income v2.1) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

 Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2012, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator), Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis, IN 46240, Aplifi (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Morningstar Associates LLC (asset allocation recommendations) , 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615, Right Now Technologies (business information repository), 136 Enterprise Blvd, Bozeman, MT 59718, The Harty Press (print vendor for client communications), 25 James Street, New Haven, CT 06513, Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, Bloomberg L. P. (subscription service to support index based product adjustments), 731 Lexington Ave. New York, NY 10022.

 The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business


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 we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.


 In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
   . offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
   . close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
   .   combine the Separate Account with other "unitized" separate accounts;
   .   deregister the Separate Account under the Investment Company Act of 1940;
   . manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
   . make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;
   . establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
   . make any changes required by federal or state laws with respect to annuity contracts; and
   . to the extent dictated by any underlying portfolio, impose a redemption fee or restrict transfers within any Sub-account.

 We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.


 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 With the MVA Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. This separate account is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.

 Service Fees Payable to Pruco Life

 Pruco Life and our affiliates receive substantial payments from certain underlying portfolios and/or related entities. Those payments may include Rule 12b-1 fees, administrative services fees and "revenue sharing" payments. Rule 12b-1 fees compensate our affiliated principal underwriter for a variety of services, including distribution services. We receive administrative services fees with respect to both affiliated and unaffiliated portfolios. Administrative services fees compensate us for providing administrative services with respect to Owners invested indirectly in the portfolio, including recordkeeping services and the mailing of prospectuses and reports. We may also receive "revenue sharing" payments, which are payments from investment advisers or other service providers to the portfolios. Some fees, such as Rule 12b-1 fees, are paid directly by the portfolio. Some fees are paid by entities that provide services to the portfolios. The existence of these payments may increase the overall cost of investing in the portfolios. Because these payments are made to Pruco Life and our affiliates, allocations you make to the underlying portfolios benefit us financially. In selecting portfolios available under the Annuity, we consider the payments made to us.

 Effective February 25, 2013, most AST Portfolios adopted a Rule 12b-1 fee. Prior to that fee, most AST Portfolios had an administrative services fee. The Rule 12b-1 fee compensates us and our affiliates for shareholder servicing, administrative, distribution and other services. We also receive "revenue sharing" payments from the advisers to the underlying portfolios. As of March 1, 2013, the maximum combined fees and revenue sharing payments we receive with respect to a portfolio are equal to an annual rate of 0.50% the average assets allocated to the portfolio under the Annuity. We expect to make a profit on these fees and payments.


 In addition, an investment advisor, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or

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

 other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, sub-advisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor's, sub-advisor's or distributor's participation. These payments or reimbursements may not be offered by all advisors, sub-advisors, or distributors, and the amounts of such payments may vary between and among each advisor, sub-advisor, and distributor depending on their respective participation.


 During 2012, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $17 to approximately $818,287. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 LEGAL STRUCTURE OF THE UNDERLYING FUNDS

 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying mutual fund Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.


 Voting Rights
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 Material Conflicts

 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.


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 Confirmations, Statements, and Reports

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), electronic funds transfer, Dollar Cost Averaging, and Auto Rebalancing in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge $50 for each such additional or previously sent report, but may waive that charge in the future. We will also send an annual report and a semi-annual report containing applicable financial statements for the portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuity directly to potential purchasers.


 Under the selling agreements, commissions may be paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive all or a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 2.0% for the Advisor Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account. Compensation varies by Annuity product, and such differing compensation could be a factor in which Annuity a Financial Professional recommends to you.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We, or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 This Annuity will be offered on a fee-based variable annuity platform offered by LPL Financial LLC ("LPL") through LPL's Strategic Asset Management advisory program. In connection with that platform, LPL entered into agreements with several variable annuity issuers, including Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, under which such insurers agreed to make upfront and ongoing contributions to defray the technology and systems costs associated with the operation and maintenance of LPL's platform. LPL in turn agreed, through January 2013, to limit the variable annuities offered through its platform to those issued by such insurers. Because LPL benefited from the contributions from such annuity insurers, there may be a conflict between LPL's financial interest and its ability to use strictly objective factors to select and/or retain variable annuities available on the platform. However, LPL does not guarantee that such insurers' variable annuities actually will be used in any client account.

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 The list below identifies three general types of payments that PAD pays to registered broker/dealers and firms which are broadly defined as follows:

..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.
..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the firm.
..   Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.

 Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms that we are aware (as of December 31, 2012) received payment with respect to our annuity business generally during 2012 (or as to which a payment amount was accrued during 2012). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2012, the least amount paid, and greatest amount paid, were $450.00 and $6,788,299.04, respectively. Each of these Annuities also is distributed by other selling firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation ("PALAC"). Such other selling firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2012 retrospective depiction.


 Name of Firm:




    Allstate Financial        ING Financial            RBC CAPITAL MARKETS
    Srvcs, LLC AMERICAN       Partners, LLC            CORPORATION
    PORTFOLIO FIN SVCS        Invest Financial         Robert W. Baird &
    INC                       Corporation              Co., Inc.
    AXA Advisors, LLC         Investacorp              Royal Alliance
    BBVA Compass              Investment Centers       Associates SAGEPOINT
    Investment                of America               FINANCIAL, INC.
    Solutions, Inc.           Investment               Sammons Securities
    BFT Financial Group,      Professionals            Co., LLC
    LLC                       Investors Capital        Securian Financial
    Cadaret, Grant &          Corporation              Svcs, Inc.
    Co., Inc.                 Janney Montgomery        Securities America,
    Cambridge Investment      Scott, LLC. Legend       Inc.
    Research, Inc.            Equities Corporation     Securities Service
    Capital One               Lincoln Financial        Network
    Investment Services,      Advisors                 Sigma Financial
    LLC CCO Investment        Lincoln Financial        Corporation
    Services Corp             Securities               Signator Investors,
    Centaurus Financial,      Corporation              Inc.
    Inc.                      Lincoln Investment       SII Investments, Inc.
    CFD Investments, Inc.     Planning                 Stifel Nicolaus & Co.
    Citigroup Global          LPL Financial            Summit Brokerage
    Markets Inc.              Corporation              Services, Inc
    Commonwealth              M Holdings               TFS Securities, Inc.
    Financial Network         Securities, Inc          The Investment Center
    Crown Capital             Merrill Lynch, P,F,S     TransAmerica
    Securities, L.P.          MetLife                  Financial Advisors,
    CUNA Brokerage Svcs,      Morgan Stanley Smith     Inc. Triad Advisors,
    Inc.                      Barney                   Inc.
    CUSO Financial            Multi Financial          UBS Financial
    Services, L.P.            Securities Crp           Services, Inc.
    Edward Jones & Co.        National Planning        United Planners Fin.
    Equity Services, Inc.     Corporation              Serv.
    Financial Network         Next Financial           US Bank
    Investment                Group, Inc.              Wall Street
    First Allied              NFP Securities, Inc.     Financial Group
    Securities Inc            PNC Investments, LLC     Wells Fargo Advisors
    FSC Securities Corp.      PRIMEVEST FINANCIAL      LLC
    Gary Goldberg & Co.,      SERVICES                 WELLS FARGO ADVISORS
    Inc.                      ProEquities              LLC- WEALTH
    Geneos Wealth             Questar Capital          Wells Fargo
    Management, Inc.          Corporation              Investments LLC
    Genworth Financial        Raymond James &          Woodbury Financial
    Securities                Associates Raymond       Services
    Corporation               James Financial Svcs     World Group
    H. Beck, Inc.                                      Securities, Inc.
    Hantz Financial                                    WRP Investments, Inc
    Services,Inc.


 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in

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 any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities, LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities, LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life, along with other participants in the businesses in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which Pruco Life's regulators have determined to focus. In some of Pruco Life's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

 Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

 In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential. The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint.

 In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Pruco Life to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount.

 In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery Services v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Pruco Life. The complaint alleges that Pruco Life failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In June 2012, Pruco Life filed a motion to dismiss the complaint. In December 2012, the Court granted Pruco Life's motion to dismiss, and the complaint was dismissed with prejudice.

 In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on Pruco Life. The complaint alleges that Pruco Life failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In April, 2012, Pruco Life filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. This matter is concluded. We will cease reporting on this matter.

 In January 2012, a Global Resolution Agreement entered into by Pruco Life and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Pruco Life's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

 Pruco Life is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services ("NYDFS") has requested that 172 life insurers (including Pruco Life) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding Pruco Life's use of the SSMDF and its claim handling procedures and Pruco Life is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life's unclaimed property procedures.

 In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes claims of breach of contract, breaches of fiduciary duty, and violation of Illinois law on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts and seeks damages and disgorgement of profits. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois. In March 2011, the complaint was amended to drop Prudential as a defendant and add Pruco Life as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In April 2011, a motion to dismiss the amended complaint was filed. In November 2011, the complaint was dismissed and the dismissal appealed in December 2011.

 In July 2010, Pruco Life, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, Pruco Life received a similar request for information from the State of Connecticut Attorney General's Office. Pruco Life is cooperating with these investigations. Pruco Life has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

 Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Determination of Accumulation Unit Values
..   Financial Statements

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours,
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   writing to us via overnight mail, certified, or registered mail delivery at the Prudential Annuity Service Center, 2101 Welsh Road, Dresher, PA 19025.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

                     APPENDIX A - ACCUMULATION UNIT VALUES


 The following tables show the accumulation unit values and the number of outstanding units for each variable investment option under the Annuity on the last business day of the periods shown. The unit values and number of units outstanding are for Annuities under the Separate Account with the same daily asset charge.



                       PREMIER RETIREMENT ADVISOR SERIES
                          Pruco Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                              $9.96884        $10.91855          74,477
    01/01/2011 to 12/31/2011                             $10.91855        $10.56970         337,702
    01/01/2012 to 12/31/2012                             $10.56970        $11.83261         412,807
----------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    03/15/2010 to 12/31/2010                              $9.97953        $11.02556         104,954
    01/01/2011 to 12/31/2011                             $11.02556        $10.97730         228,928
    01/01/2012 to 12/31/2012                             $10.97730        $12.40699         460,607
----------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    03/15/2010 to 12/31/2010                             $10.00806        $10.91933           5,941
    01/01/2011 to 12/31/2011                             $10.91933        $11.24716          38,732
    01/01/2012 to 05/04/2012                             $11.24716        $12.26752               0
----------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                              $9.98980        $10.87633          25,699
    01/01/2011 to 12/31/2011                             $10.87633        $10.68503         183,634
    01/01/2012 to 12/31/2012                             $10.68503        $11.95204         311,752
----------------------------------------------------------------------------------------------------------
AST BlackRock Global Strategies Portfolio
    05/02/2011* to 12/31/2011                             $9.99955         $9.23573          77,994
    01/01/2012 to 12/31/2012                              $9.23573        $10.27765         185,128
----------------------------------------------------------------------------------------------------------
AST BlackRock Value Portfolio
    03/15/2010 to 12/31/2010                              $9.98716        $10.79198             951
    01/01/2011 to 12/31/2011                             $10.79198        $10.67985          17,615
    01/01/2012 to 12/31/2012                             $10.67985        $12.04456          92,049
----------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                              $9.97871        $10.95793         140,271
    01/01/2011 to 12/31/2011                             $10.95793        $10.63313         229,672
    01/01/2012 to 12/31/2012                             $10.63313        $12.02581         342,619
----------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                              $9.98861        $10.91062          80,329
    01/01/2011 to 12/31/2011                             $10.91062        $10.65343         184,877
    01/01/2012 to 12/31/2012                             $10.65343        $11.68426         292,467
----------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    03/15/2010 to 12/31/2010                              $9.96094        $11.92152          12,982
    01/01/2011 to 12/31/2011                             $11.92152        $12.63728          19,811
    01/01/2012 to 12/31/2012                             $12.63728        $14.49675          60,014
----------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    03/15/2010 to 12/31/2010                              $9.97288        $12.29839           7,148
    01/01/2011 to 12/31/2011                             $12.29839        $10.62720          22,041
    01/01/2012 to 12/31/2012                             $10.62720        $12.69028          42,166

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FI Pyramis(R) Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                      $9.99955        $11.00678          24,493
    01/01/2011 to 12/31/2011                                     $11.00678        $10.67564          67,929
    01/01/2012 to 12/31/2012                                     $10.67564        $12.06462         166,968
------------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    03/15/2010 to 12/31/2010                                      $9.97702        $11.14198         101,174
    01/01/2011 to 12/31/2011                                     $11.14198        $10.91397         264,894
    01/01/2012 to 12/31/2012                                     $10.91397        $12.00836         419,069
------------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    03/15/2010 to 12/31/2010                                      $9.96454        $11.64166         248,574
    01/01/2011 to 12/31/2011                                     $11.64166        $10.85814         409,315
    01/01/2012 to 12/31/2012                                     $10.85814        $12.19366         647,533
------------------------------------------------------------------------------------------------------------------
AST Franklin Templeton Founding Funds Allocation Portfolio
    04/30/2012* to 12/31/2012                                     $9.99955        $10.82950         209,671
------------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    03/15/2010 to 12/31/2010                                      $9.97122        $11.67844           3,313
    01/01/2011 to 12/31/2011                                     $11.67844        $11.02904          23,431
    01/01/2012 to 12/31/2012                                     $11.02904        $13.90830          31,713
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    03/15/2010 to 12/31/2010                                     $10.01955        $10.90526           4,144
    01/01/2011 to 12/31/2011                                     $10.90526        $10.41616          13,718
    01/01/2012 to 12/31/2012                                     $10.41616        $12.40623          14,147
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Large-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                      $9.99279        $10.88945           3,132
    01/01/2011 to 12/31/2011                                     $10.88945        $10.23189          13,948
    01/01/2012 to 12/31/2012                                     $10.23189        $12.17690          29,314
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                     $10.02087        $11.54780           8,034
    01/01/2011 to 12/31/2011                                     $11.54780        $11.14234          32,146
    01/01/2012 to 12/31/2012                                     $11.14234        $13.25460          36,197
------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                      $9.96618        $11.62367           8,201
    01/01/2011 to 12/31/2011                                     $11.62367        $11.71028          27,971
    01/01/2012 to 12/31/2012                                     $11.71028        $13.47316          60,882
------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    03/15/2010 to 12/31/2010                                      $9.98552        $10.88751          59,828
    01/01/2011 to 12/31/2011                                     $10.88751        $11.17117         459,988
    01/01/2012 to 12/31/2012                                     $11.17117        $12.65112         803,300
------------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                      $9.98929        $10.82536          16,972
    01/01/2011 to 12/31/2011                                     $10.82536        $10.71118         124,993
    01/01/2012 to 12/31/2012                                     $10.71118        $11.73132         207,653
------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    03/15/2010 to 12/31/2010                                      $9.93038        $11.38764          16,066
    01/01/2011 to 12/31/2011                                     $11.38764         $9.86148          40,033
    01/01/2012 to 12/31/2012                                      $9.86148        $11.80465          40,608
------------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    03/15/2010 to 12/31/2010                                      $9.93025        $10.92098             445
    01/01/2011 to 12/31/2011                                     $10.92098         $9.49800          40,297
    01/01/2012 to 12/31/2012                                      $9.49800        $11.02094          26,373

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    03/15/2010 to 12/31/2010                                   $10.00778        $10.72322                0
    01/01/2011 to 12/31/2011                                   $10.72322        $11.99120        1,030,976
    01/01/2012 to 12/31/2012                                   $11.99120        $13.04648          358,326
----------------------------------------------------------------------------------------------------------------
AST J.P. Morgan Global Thematic Portfolio
 formerly, AST Horizon Growth Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                    $9.97778        $10.99818           40,991
    01/01/2011 to 12/31/2011                                   $10.99818        $10.87544          133,855
    01/01/2012 to 12/31/2012                                   $10.87544        $12.28481          223,785
----------------------------------------------------------------------------------------------------------------
AST J.P. Morgan Strategic Opportunities Portfolio
    03/15/2010 to 12/31/2010                                    $9.99955        $10.71072           22,671
    01/01/2011 to 12/31/2011                                   $10.71072        $10.67659           85,671
    01/01/2012 to 12/31/2012                                   $10.67659        $11.75609          124,477
----------------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                    $9.97240        $10.90162                0
    01/01/2011 to 12/31/2011                                   $10.90162        $10.91346           19,041
    01/01/2012 to 12/31/2012                                   $10.91346        $12.50182           27,841
----------------------------------------------------------------------------------------------------------------
AST Jennison Large-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                    $9.97271        $10.68397            1,529
    01/01/2011 to 12/31/2011                                   $10.68397        $10.00126           43,948
    01/01/2012 to 12/31/2012                                   $10.00126        $11.26258           35,119
----------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    03/15/2010 to 12/31/2010                                    $9.92290        $10.68034           11,169
    01/01/2011 to 12/31/2011                                   $10.68034         $9.64981           58,908
    01/01/2012 to 12/31/2012                                    $9.64981        $11.69932          113,299
----------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                    $9.99153        $10.74205                0
    01/01/2011 to 12/31/2011                                   $10.74205        $10.23602            4,395
    01/01/2012 to 12/31/2012                                   $10.23602        $11.89873            1,064
----------------------------------------------------------------------------------------------------------------
AST Lord Abbett Core Fixed Income Portfolio
    03/15/2010 to 12/31/2010                                    $9.98972        $10.94726          114,993
    01/01/2011 to 12/31/2011                                   $10.94726        $11.99422          179,262
    01/01/2012 to 12/31/2012                                   $11.99422        $12.63562          181,836
----------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    03/15/2010 to 12/31/2010                                    $9.99365        $11.43693            7,736
    01/01/2011 to 12/31/2011                                   $11.43693        $11.27014           58,971
    01/01/2012 to 12/31/2012                                   $11.27014        $12.58302           51,788
----------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    03/15/2010 to 12/31/2010                                    $9.98868        $11.02151            8,958
    01/01/2011 to 12/31/2011                                   $11.02151        $10.61758           35,143
    01/01/2012 to 12/31/2012                                   $10.61758        $12.99605           60,698
----------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    03/15/2010 to 12/31/2010                                    $9.99955        $10.99680            2,140
    01/01/2011 to 12/31/2011                                   $10.99680        $10.87129           15,411
    01/01/2012 to 12/31/2012                                   $10.87129        $12.65867           47,842
----------------------------------------------------------------------------------------------------------------
AST MFS Large-Cap Value Portfolio
    08/20/2012* to 12/31/2012                                   $9.99955        $10.23902               41
----------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                    $9.98981        $11.63494            1,095
    01/01/2011 to 12/31/2011                                   $11.63494        $11.17156            9,619
    01/01/2012 to 12/31/2012                                   $11.17156        $13.15554           12,502

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    03/15/2010 to 12/31/2010                                $9.99955         $9.95679         113,884
    01/01/2011 to 12/31/2011                                $9.95679         $9.90502         163,013
    01/01/2012 to 12/31/2012                                $9.90502         $9.85149         373,803
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                $9.99210        $11.36456           9,746
    01/01/2011 to 12/31/2011                               $11.36456        $11.02136          23,854
    01/01/2012 to 12/31/2012                               $11.02136        $12.83819          34,952
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Core Bond Portfolio
    10/31/2011* to 12/31/2011                              $10.02946        $10.09008               0
    01/01/2012 to 12/31/2012                               $10.09008        $10.52360          37,787
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                $9.95984        $12.06211           4,338
    01/01/2011 to 12/31/2011                               $12.06211        $12.19805          41,905
    01/01/2012 to 12/31/2012                               $12.19805        $13.63326          34,442
------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                $9.97397        $11.55980             631
    01/01/2011 to 04/29/2011                               $11.55980        $13.01323               0
------------------------------------------------------------------------------------------------------------
AST New Discovery Asset Allocation Portfolio
    04/30/2012* to 12/31/2012                               $9.99955        $10.40185          67,606
------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    03/15/2010 to 12/31/2010                                $9.94002        $11.81030          15,683
    01/01/2011 to 12/31/2011                               $11.81030         $9.36446          36,765
    01/01/2012 to 12/31/2012                                $9.36446        $10.98278          70,967
------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    03/15/2010 to 12/31/2010                               $10.00897        $10.19767          16,423
    01/01/2011 to 12/31/2011                               $10.19767        $10.36935         322,974
    01/01/2012 to 12/31/2012                               $10.36935        $10.79661         865,162
------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    03/15/2010 to 12/31/2010                               $10.00789        $10.47335          67,052
    01/01/2011 to 12/31/2011                               $10.47335        $10.74672         449,590
    01/01/2012 to 12/31/2012                               $10.74672        $11.68390         726,909
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                $9.99051        $10.71977           9,906
    01/01/2011 to 12/31/2011                               $10.71977        $10.76697          84,520
    01/01/2012 to 12/31/2012                               $10.76697        $11.81872         189,521
------------------------------------------------------------------------------------------------------------
AST Prudential Core Bond Portfolio
    10/31/2011* to 12/31/2011                              $10.01947        $10.09000               0
    01/01/2012 to 12/31/2012                               $10.09000        $10.74805          26,650
------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha Portfolio
    03/15/2010 to 12/31/2010                                $9.99955        $11.01723           3,698
    01/01/2011 to 12/31/2011                               $11.01723        $11.33550           8,088
    01/01/2012 to 12/31/2012                               $11.33550        $13.39295          18,219
------------------------------------------------------------------------------------------------------------
AST Quantitative Modeling Portfolio
    05/02/2011* to 12/31/2011                               $9.99955         $8.96673           3,080
    01/01/2012 to 12/31/2012                                $8.96673        $10.09074           4,453
------------------------------------------------------------------------------------------------------------
AST Schroders Global Tactical Portfolio
 formerly, AST CLS Growth Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                $9.97880        $11.10021          23,419
    01/01/2011 to 12/31/2011                               $11.10021        $10.77548         130,736
    01/01/2012 to 12/31/2012                               $10.77548        $12.42039         240,141

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
    03/15/2010 to 12/31/2010                                 $9.98343        $10.88936         111,633
    01/01/2011 to 12/31/2011                                $10.88936        $10.46334         297,995
    01/01/2012 to 12/31/2012                                $10.46334        $11.56479         359,611
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                 $9.96193        $12.76367           2,152
    01/01/2011 to 12/31/2011                                $12.76367        $12.56912          18,588
    01/01/2012 to 12/31/2012                                $12.56912        $14.02211          21,108
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    03/15/2010 to 12/31/2010                                 $9.96536        $11.59998           7,178
    01/01/2011 to 12/31/2011                                $11.59998        $10.84682          23,589
    01/01/2012 to 12/31/2012                                $10.84682        $12.74615          25,635
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    03/15/2010 to 12/31/2010                                 $9.99324        $10.81684         106,925
    01/01/2011 to 12/31/2011                                $10.81684        $10.97070         246,552
    01/01/2012 to 12/31/2012                                $10.97070        $12.38296         516,116
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Equity Income Portfolio
    03/15/2010 to 12/31/2010                                 $9.98689        $10.66037               0
    01/01/2011 to 12/31/2011                                $10.66037        $10.42801           6,243
    01/01/2012 to 12/31/2012                                $10.42801        $12.15960          40,016
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    03/15/2010 to 12/31/2010                                 $9.98123        $10.43110           8,662
    01/01/2011 to 12/31/2011                                $10.43110        $10.80147          71,668
    01/01/2012 to 12/31/2012                                $10.80147        $11.30344         141,381
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    03/15/2010 to 12/31/2010                                 $9.97212        $11.26616          16,088
    01/01/2011 to 12/31/2011                                $11.26616        $11.01429          50,798
    01/01/2012 to 12/31/2012                                $11.01429        $12.87972         120,788
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    03/15/2010 to 12/31/2010                                 $9.86080        $11.60989           9,135
    01/01/2011 to 12/31/2011                                $11.60989         $9.82364          40,366
    01/01/2012 to 12/31/2012                                 $9.82364        $10.12304          66,755
-------------------------------------------------------------------------------------------------------------
AST Wellington Management Hedged Equity Portfolio
    05/02/2011* to 12/31/2011                                $9.99955         $8.90375           9,882
    01/01/2012 to 12/31/2012                                 $8.90375         $9.82957          82,505
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    03/15/2010 to 12/31/2010                                 $9.99955        $10.52123          19,353
    01/01/2011 to 12/31/2011                                $10.52123        $11.09359         127,608
    01/01/2012 to 12/31/2012                                $11.09359        $11.89901         180,326
-------------------------------------------------------------------------------------------------------------
AST Western Asset Emerging Markets Debt Portfolio
    08/20/2012* to 12/31/2012                                $9.99955        $10.42862             251
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    03/15/2010 to 12/31/2010                                 $9.97207        $10.76399          66,615
    01/01/2011 to 12/31/2011                                $10.76399        $10.52593         145,160
    01/01/2012 to 09/21/2012                                $10.52593        $11.88820               0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    03/15/2010 to 12/31/2010                                $10.03945        $11.12815             214
    01/01/2011 to 12/31/2011                                $11.12815        $11.83570           9,868
    01/01/2012 to 12/31/2012                                $11.83570        $13.04871          12,532

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Consumer Services
    03/15/2010 to 12/31/2010          $10.02799        $11.32891             656
    01/01/2011 to 12/31/2011          $11.32891        $11.88626           7,646
    01/01/2012 to 12/31/2012          $11.88626        $14.43316           8,412
---------------------------------------------------------------------------------------
ProFund VP Financials
    03/15/2010 to 12/31/2010           $9.98678        $10.29102             248
    01/01/2011 to 12/31/2011          $10.29102         $8.81882             235
    01/01/2012 to 12/31/2012           $8.81882        $10.93910          24,275
---------------------------------------------------------------------------------------
ProFund VP Health Care
    03/15/2010 to 12/31/2010          $10.04848         $9.94250              65
    01/01/2011 to 12/31/2011           $9.94250        $10.88771           6,524
    01/01/2012 to 12/31/2012          $10.88771        $12.71236          31,593
---------------------------------------------------------------------------------------
ProFund VP Industrials
    03/15/2010 to 12/31/2010          $10.00913        $11.50573               0
    01/01/2011 to 12/31/2011          $11.50573        $11.23828             475
    01/01/2012 to 12/31/2012          $11.23828        $12.94217           4,902
---------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    03/15/2010 to 12/31/2010           $9.98938        $11.03756             682
    01/01/2011 to 12/31/2011          $11.03756        $11.32042          10,467
    01/01/2012 to 12/31/2012          $11.32042        $12.68990           9,312
---------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    03/15/2010 to 12/31/2010          $10.01531        $10.76394           1,064
    01/01/2011 to 12/31/2011          $10.76394        $10.56792          29,270
    01/01/2012 to 12/31/2012          $10.56792        $12.13040          14,948
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    03/15/2010 to 12/31/2010           $9.97527        $11.80941          12,937
    01/01/2011 to 12/31/2011          $11.80941        $11.40463           2,266
    01/01/2012 to 12/31/2012          $11.40463        $13.08646           2,164
---------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    03/15/2010 to 12/31/2010           $9.98259        $11.17632               0
    01/01/2011 to 12/31/2011          $11.17632        $10.67879          24,469
    01/01/2012 to 12/31/2012          $10.67879        $12.37923          19,353
---------------------------------------------------------------------------------------
ProFund VP Real Estate
    03/15/2010 to 12/31/2010           $9.96864        $11.64323               0
    01/01/2011 to 12/31/2011          $11.64323        $12.12925           3,651
    01/01/2012 to 12/31/2012          $12.12925        $14.13382           3,784
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    03/15/2010 to 12/31/2010           $9.97481        $11.77367           7,298
    01/01/2011 to 12/31/2011          $11.77367        $11.85894          10,778
    01/01/2012 to 12/31/2012          $11.85894        $13.26579           9,148
---------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    03/15/2010 to 12/31/2010           $9.98046        $11.13592               0
    01/01/2011 to 12/31/2011          $11.13592        $10.62040          23,357
    01/01/2012 to 12/31/2012          $10.62040        $12.26837          10,666
---------------------------------------------------------------------------------------
ProFund VP Telecommunications
    03/15/2010 to 12/31/2010          $10.04702        $12.26438           2,320
    01/01/2011 to 12/31/2011          $12.26438        $12.42479           1,419
    01/01/2012 to 12/31/2012          $12.42479        $14.39725           6,324
---------------------------------------------------------------------------------------
ProFund VP Utilities
    03/15/2010 to 12/31/2010          $10.03515        $10.86454               0
    01/01/2011 to 12/31/2011          $10.86454        $12.69674          22,095
    01/01/2012 to 12/31/2012          $12.69674        $12.64461          17,124



 *  Denotes the start date of these sub-accounts

APPENDIX B - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction                                      Special Provisions
---------------------------------------------------------------------------------------------------------
California     For the California annuity forms, "deferred sales charges" are referred to as "surrender charges."
---------------------------------------------------------------------------------------------------------
Florida        One year waiting period for annuitization.
---------------------------------------------------------------------------------------------------------
Illinois       6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
---------------------------------------------------------------------------------------------------------
Iowa           6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
---------------------------------------------------------------------------------------------------------
Massachusetts  The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
---------------------------------------------------------------------------------------------------------
Montana        The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
---------------------------------------------------------------------------------------------------------
Oregon         6 and 12 Month DCA Options are not available. The DCA MVA Option is not available.
---------------------------------------------------------------------------------------------------------
Texas          The Beneficiary Annuity is not available.
---------------------------------------------------------------------------------------------------------

                           APPENDIX C - MVA FORMULAS

                     MVA FORMULA FOR LONG TERM MVA OPTIONS

 The MVA formula is applied separately to each MVA Option to determine the Account Value of the MVA Option on a particular date.

 The MVA factor is equal to:

                             [(1+I)/(1+J+K)]/n/12/

                                     where:

        I = the Crediting Rate for the MVA Option;

        J = the Rate for the remaining Guarantee Period, determined as described below;

        K = the Liquidity Factor, currently equal to 0.0025; and

        N = the number of months remaining in the Guarantee Period duration, rounded up to the nearest whole month

 For the purposes of determining "J",

                                   Y = n /12

 GP\\1\\ = the smallest whole number of years greater than or equal to Y.

 r\\1\\ = the rate for Guarantee Periods of duration GP\\1\\, which will equal the crediting rate if such Guarantee Period duration is currently available.

 GP\\2\\ = the greatest whole number of years less than or equal to Y, but not less than 1.

 r\\2\\ = the rate for Guarantee Periods of duration GP\\2\\, which will equal the crediting rate if such Guarantee Period duration is currently available.

 If we do not currently offer a Guarantee Period of duration GP\\1\\ or duration GP\\2\\, we will determine r\\1\\ and / or r\\2\\ by linearly interpolating between the current rates of Guarantee Periods closest in duration. If we cannot interpolate because a Guarantee Period of lesser duration is not available, then r\\1\\ and / or r\\2\\ will be equal to [(1) +
 (2) - (3)], where (1), (2), and (3) are defined as:

 (1)= the current Treasury spot rate for GP\\1\\ or GP\\2\\, respectively, and
 (2)= the current crediting rate for the next longer Guaranteed Period duration currently available, and
 (3)= the current Treasury spot rate for the next longer Guaranteed Period duration currently available.

 The term "current Treasury spot rate" refers to the rates that existed at the time the crediting rates were last determined.

 To determine "J":

 If Y is an integer, and if Y is equal to a Guarantee Period duration that we currently offer, "J" is equal to the crediting rate associated with a Guarantee Period duration of Y years.

 If Y is less than 1, then "J" = r\\2\\.

 Otherwise, we determine "J" by linearly interpolating between r\\1\\ and r\\2\\, using the following formula:

  J = (R\\1\\ * (Y - GP\\2\\) + r\\2\\ * (GP\\1\\ - Y)) / (GP\\1\\ - GP\\2\\)

 The current rate ("J") in the MVA formula is subject to the same Guaranteed Minimum Interest Rate as the Crediting Rate.

 We reserve the right to waive the liquidity factor set forth above.

 MVA Examples for Long Term MVA Option
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
..   You allocate $50,000 into an MVA Option (we refer to this as the
    "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
..   The crediting rate associated with the MVA Option beginning on Allocation
    Date and maturing on Maturity Date is 5.50% (I = 5.50%).
..   You make no withdrawals or transfers until you decide to withdraw the entire MVA Option after exactly three (3) years, at which point 24 months remain before the Maturity Date (N = 24).

 Example of Positive MVA
 Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0025)]/N/12/ = [1.055/1.0425]/2/ = 1.024125
                         Unadjusted Value = $58,712.07
 Adjusted Account Value after MVA = Unadjusted Value X MVA Factor = $60,128.47

 Example of Negative MVA
 Assume that at the time you request the withdrawal, the crediting rate associated with the fixed allocation maturing on the Maturity Date is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0025)]/N/12/ = [1.055/1.0725]/2/ = 0.967632
                         Unadjusted Value = $58,712.07
 Adjusted Account Value after MVA = Unadjusted Value x MVA Factor = $56,811.69

                 MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS

 The MVA formula is applied separately to each DCA MVA Option to determine the Account Value of the DCA MVA Option on a particular date.

 The MVA factor is equal to:

                             [(1+I)/(1+J+K)]/n/12/

                                     where:

        I = the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

        J = the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on "Treasury constant maturities nominal 12" rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

        K = the Liquidity Factor, currently equal to 0.0025; and

        N = the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.

 If the "Treasury constant maturities nominal 12" rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.

 We reserve the right to waive the Liquidity Factor.

          APPENDIX D - FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1
                           SUITE OF LIVING BENEFITS

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite of benefits (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\us\\ - The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the Unadjusted Account Value of all elected DCA MVA Options in the Annuity.


   .   B - the total value of the AST Investment Grade Bond Sub-account.


   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.


   . T - the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.


 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

 DAILY TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

                            L    =    0.05 * P * a

 Daily Transfer Calculation:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).


   . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) C\\us\\ or if on any day r (greater than) C\\us\\, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the DCA MVA Options, if applicable, are transferred to the AST Investment Grade Bond Sub-account.

   . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts as described above.

 90% Cap Rule: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Unadjusted Account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.


 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),       Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))    Sub-accounts and the DCA MVA Options to the
                                                                   AST Investment Grade Bond Sub-account
 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] /       Money is transferred from the AST Investment
           (1 - C\\t\\))}                                          Grade Bond Sub-account to the Permitted Sub-
                                                                   accounts

 Monthly Transfer Calculation
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73   6.7  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER(R) ADVISOR
                         VARIABLE ANNUITY SERIES DESCRIBED IN PROSPECTUS (04/29/2013)
                                          --------------------------------------
                                            (print your name)
                                          --------------------------------------
                                                (address)
                                          --------------------------------------
                                           (city/state/zip code)


                   Please see the section of this prospectus
                        entitled "How To Contact Us" for
                         where to send your request for
                     a Statement of Additional Information

               [LOGO] Prudential
                     Bring Your Challenges


               The Prudential Insurance Company of America
               751 Broad Street
               Newark, NJ 07102-3777

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION


                                 April 29, 2013


              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                           VARIABLE ANNUITY CONTRACTS

 The Prudential Premier Advisor Variable Annuity Series (SM) ("Advisor Series") variable annuity contract (the "Annuity") is an individual variable annuity contract issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is an indirect wholly-owned subsidiary of The
 Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $10,000 or more. Subject to certain restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


 This Statement of Additional Information is not a prospectus and should be read in conjunction with the Advisor Series prospectus dated April 29, 2013. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
 Company                                                                    2
 Experts                                                                    2
 Principal Underwriter                                                      2
 Payments Made to Promote Sale of Our Products                              2
 Determination of Accumulation Unit Values                                  3
 Separate Account Financial Information                                    A1
 Company Financial Information                                             B1

                 Pruco Life Insurance    Prudential Annuity Service Center
                213 Washington Street              P.O. Box 7960
                Newark, NJ 07102-2992          Philadelphia, PA 19176
                                             Telephone: (888) PRU 2888

                                    COMPANY

 Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

 Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


 The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2012 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

 Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers the Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuity through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

 With respect to all individual annuities issued by Pruco Life, PAD received commissions of $1,125,057,236, $1,075,327,764, and $790,486,771, in 2012,
 2011, and 2010, respectively. PAD retained none of those commissions.

 As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuity according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay to its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuity and the amount of time that the Annuity has been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

 In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.


 The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:

.. Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm.

.. Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm.

.. Fixed payments: These types of payments are made directly to or in sponsorship of the firm.


 Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

 The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2012) received payment with respect to annuity business during 2012 (or as to which a payment amount was accrued during 2012). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2012, the least amount paid, and greatest amount paid, were $450.00 and $6,788,299.04, respectively.


                   DETERMINATION OF ACCUMULATION UNIT VALUES

 The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a valuation Period is: (a) divided by (b), less (c) where:

 (a)is the net result of:

    (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus

    (2)any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

 (b)is the net result of:

    (1)the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus

    (2)any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

 (c)is the Insurance Charge and any applicable charge assessed against a Sub-account for any Rider attached to this Annuity corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.

 We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.


 As we have indicated in the prospectus, the Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. Please see Appendix A in the prospectus for the accumulation unit valued as of December 31, 2012.

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                            SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                                                              PRUDENTIAL   PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL                       FLEXIBLE   CONSERVATIVE
                                             MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY  MANAGED      BALANCED
                                              PORTFOLIO       PORTFOLIO         PORTFOLIO     PORTFOLIO    PORTFOLIO
                                             ------------  ---------------- ----------------- ----------- ------------
ASSETS
  Investment in the portfolios, at fair
   value.................................... $177,543,306    $229,314,392     $184,957,576    $13,486,934 $19,598,026
                                             ------------    ------------     ------------    ----------- -----------
  Net Assets................................ $177,543,306    $229,314,392     $184,957,576    $13,486,934 $19,598,026
                                             ============    ============     ============    =========== ===========

NET ASSETS, representing:
  Accumulation units........................ $177,543,306    $229,314,392     $184,957,576    $13,486,934 $19,598,026
                                             ------------    ------------     ------------    ----------- -----------
                                             $177,543,306    $229,314,392     $184,957,576    $13,486,934 $19,598,026
                                             ============    ============     ============    =========== ===========

  Units outstanding.........................  149,308,419      93,666,356       90,862,124      6,313,280   9,348,598
                                             ============    ============     ============    =========== ===========

  Portfolio shares held.....................   17,754,331      19,302,558        6,898,828        758,972   1,102,871
  Portfolio net asset value per share....... $      10.00    $      11.88     $      26.81    $     17.77 $     17.77
  Investment in portfolio shares, at
   cost..................................... $177,543,306    $214,542,507     $184,321,670    $12,903,048 $16,903,373

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                            SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                                                              PRUDENTIAL   PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL                       FLEXIBLE   CONSERVATIVE
                                             MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY  MANAGED      BALANCED
                                              PORTFOLIO       PORTFOLIO         PORTFOLIO     PORTFOLIO    PORTFOLIO
                                             ------------  ---------------- ----------------- ----------- ------------
                                              01/01/2012      01/01/2012       01/01/2012     01/01/2012   01/01/2012
                                                  TO              TO               TO             TO           TO
                                              12/31/2012      12/31/2012       12/31/2012     12/31/2012   12/31/2012
                                             ------------  ---------------- ----------------- ----------- ------------
INVESTMENT INCOME
  Dividend income........................... $     23,969    $ 10,201,169     $  1,149,014    $   265,369 $   423,605
                                             ------------    ------------     ------------    ----------- -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................    2,786,898       3,245,966        2,784,455        192,523     282,815
                                             ------------    ------------     ------------    ----------- -----------

NET INVESTMENT INCOME (LOSS)................   (2,762,929)      6,955,203       (1,635,441)        72,846     140,790
                                             ------------    ------------     ------------    ----------- -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0      10,125,578                0              0           0
  Realized gain (loss) on shares
   redeemed.................................            0       1,751,422         (450,871)        21,651     323,377
  Net change in unrealized gain (loss) on
   investments..............................            0       1,506,248       24,037,300      1,448,626   1,415,793
                                             ------------    ------------     ------------    ----------- -----------

NET GAIN (LOSS) ON INVESTMENTS..............            0      13,383,248       23,586,429      1,470,277   1,739,170
                                             ------------    ------------     ------------    ----------- -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $ (2,762,929)   $ 20,338,451     $ 21,950,988    $ 1,543,123 $ 1,879,960
                                             ============    ============     ============    =========== ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                 PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
$276,926,980     $215,814,395   $ 8,074,578    $276,210,154     $59,621,816    $264,877,751    $53,498,901     $21,529,410
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------
$276,926,980     $215,814,395   $ 8,074,578    $276,210,154     $59,621,816    $264,877,751    $53,498,901     $21,529,410
============     ============   ===========    ============     ===========    ============    ===========     ===========

$276,926,980     $215,814,395   $ 8,074,578    $276,210,154     $59,621,816    $264,877,751    $53,498,901     $21,529,410
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------
$276,926,980     $215,814,395   $ 8,074,578    $276,210,154     $59,621,816    $264,877,751    $53,498,901     $21,529,410
============     ============   ===========    ============     ===========    ============    ===========     ===========

 133,539,907       53,646,031     1,128,485     148,556,457      34,277,423     136,588,442     16,924,329      14,598,599
============     ============   ===========    ============     ===========    ============    ===========     ===========

  15,325,234       41,029,353       238,681       7,747,830       3,046,593       9,817,559      2,882,484       1,548,878
$      18.07     $       5.26   $     33.83    $      35.65     $     19.57    $      26.98    $     18.56     $     13.90

$288,198,149     $217,370,395   $ 8,214,289    $247,620,879     $58,363,062    $220,265,472    $46,704,256     $20,131,654


                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                 PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH   NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND     RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO     PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------
 01/01/2012       01/01/2012     01/01/2012     01/01/2012       01/01/2012     01/01/2012     01/01/2012      01/01/2012
     TO               TO             TO             TO               TO             TO             TO              TO
 12/31/2012       12/31/2012     12/31/2012     12/31/2012       12/31/2012     12/31/2012     12/31/2012      12/31/2012
------------    --------------- -----------  ---------------- ---------------- ------------  --------------- ---------------

$  2,775,154     $ 15,190,570   $    41,976    $  4,841,618     $   971,979    $    437,635    $   329,540     $   261,196
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

   4,316,767        3,318,022       125,930       4,230,560         896,746       4,063,992        755,563         298,324
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

  (1,541,613)      11,872,548       (83,954)        611,058          75,233      (3,626,357)      (426,023)        (37,128)
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

           0                0       722,713         856,145               0               0      2,745,086               0
  (4,043,300)           1,052        96,612       3,585,959        (305,871)      7,556,683        799,734           6,086
  40,060,312       14,429,761    (1,055,659)     32,077,092       9,095,692      33,680,382      4,159,755       3,323,946
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

  36,017,012       14,430,813      (236,334)     36,519,196       8,789,821      41,237,065      7,704,575       3,330,032
------------     ------------   -----------    ------------     -----------    ------------    -----------     -----------

$ 34,475,399     $ 26,303,361   $  (320,288)   $ 37,130,254     $ 8,865,054    $ 37,610,708    $ 7,278,552     $ 3,292,904
============     ============   ===========    ============     ===========    ============    ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                               SUBACCOUNTS
                                             -------------------------------------------------------------------------------
                                                                                                JANUS ASPEN
                                                                                JANUS ASPEN      OVERSEAS
                                             T. ROWE PRICE                   JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                             EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                               PORTFOLIO      EQUITY FUND         SHARES          SHARES          CLASS
                                             ------------- ----------------- ----------------- ------------- ----------------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $67,181,900     $85,179,978       $55,619,843     $95,789,817    $17,640,076
                                              -----------     -----------       -----------     -----------    -----------
  Net Assets................................  $67,181,900     $85,179,978       $55,619,843     $95,789,817    $17,640,076
                                              ===========     ===========       ===========     ===========    ===========

NET ASSETS, representing:
  Accumulation units........................  $67,181,900     $85,179,978       $55,619,843     $95,789,817    $17,640,076
                                              -----------     -----------       -----------     -----------    -----------
                                              $67,181,900     $85,179,978       $55,619,843     $95,789,817    $17,640,076
                                              ===========     ===========       ===========     ===========    ===========

  Units outstanding.........................   28,066,857      43,197,523        31,862,550      28,534,247      9,422,324
                                              ===========     ===========       ===========     ===========    ===========

  Portfolio shares held.....................    3,016,700       2,826,144         2,102,830       2,523,441        807,696
  Portfolio net asset value per share.......  $     22.27     $     30.14       $     26.45     $     37.96    $     21.84
  Investment in portfolio shares, at
   cost.....................................  $58,841,956     $68,665,968       $54,581,204     $80,172,782    $13,934,407

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                               SUBACCOUNTS
                                             -------------------------------------------------------------------------------
                                                                                                JANUS ASPEN
                                                                                JANUS ASPEN      OVERSEAS
                                             T. ROWE PRICE                   JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                             EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                               PORTFOLIO      EQUITY FUND         SHARES          SHARES          CLASS
                                             ------------- ----------------- ----------------- ------------- ----------------
                                              01/01/2012      01/01/2012        01/01/2012      01/01/2012      01/01/2012
                                                  TO              TO                TO              TO              TO
                                              12/31/2012      12/31/2012        12/31/2012      12/31/2012      12/31/2012
                                             ------------- ----------------- ----------------- ------------- ----------------
INVESTMENT INCOME
  Dividend income...........................  $ 1,435,844     $   837,661       $   309,142     $   669,249    $   140,752
                                              -----------     -----------       -----------     -----------    -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      938,452       1,226,275           787,021       1,354,634        246,764
                                              -----------     -----------       -----------     -----------    -----------

NET INVESTMENT INCOME (LOSS)................      497,392        (388,614)         (477,879)       (685,385)      (106,012)
                                              -----------     -----------       -----------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0               0           952,992      10,208,322              0
  Realized gain (loss) on shares
   redeemed.................................      767,223       2,083,135          (125,204)      2,554,356        528,217
  Net change in unrealized gain (loss) on
   investments..............................    8,390,902       8,487,449         8,371,136        (984,268)     2,135,192
                                              -----------     -----------       -----------     -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS..............    9,158,125      10,570,584         9,198,924      11,778,410      2,663,409
                                              -----------     -----------       -----------     -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $ 9,655,517     $10,181,970       $ 8,721,045     $11,093,025    $ 2,557,397
                                              ===========     ===========       ===========     ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                               FTVIP FRANKLIN
                                SMALL-MID CAP                               ALLIANCEBERNSTEIN
 MFS(R) GROWTH     AMERICAN        GROWTH         PRUDENTIAL                  VPS LARGE CAP    PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL  CENTURY VP  SECURITIES FUND - JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO  SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS        VALUE FUND       CLASS 2      FOCUS PORTFOLIO  PORTFOLIO       CLASS B         PORTFOLIO     SERVICE SHARES
---------------- -----------  ----------------- --------------- ----------- ----------------- --------------- -----------------
  $52,205,539    $24,485,286     $25,078,915      $46,982,908   $26,877,517    $5,274,054      $100,418,221      $10,868,128
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------
  $52,205,539    $24,485,286     $25,078,915      $46,982,908   $26,877,517    $5,274,054      $100,418,221      $10,868,128
  ===========    ===========     ===========      ===========   ===========    ==========      ============      ===========

  $52,200,539    $24,485,286     $25,078,915      $46,982,908   $26,877,517    $5,274,054      $100,418,221      $10,868,128
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------
  $52,200,539    $24,485,286     $25,078,915      $46,982,908   $26,877,517    $5,274,054      $100,418,221      $10,868,128
  ===========    ===========     ===========      ===========   ===========    ==========      ============      ===========

   27,447,081     10,985,367      13,253,331       25,911,417    23,262,060     7,752,620        52,822,318        9,525,693
  ===========    ===========     ===========      ===========   ===========    ==========      ============      ===========

    1,810,806      3,755,412       1,191,964        2,949,335     2,459,059       173,603         7,329,797          415,925
  $     28.83    $      6.52     $     21.04      $     15.93   $     10.93    $    30.38      $      13.70      $     26.13
  $41,693,760    $24,590,328     $25,706,370      $37,555,012   $26,467,005    $4,469,497      $ 87,769,507      $ 8,409,119


                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                               FTVIP FRANKLIN
                                SMALL-MID CAP                               ALLIANCEBERNSTEIN
 MFS(R) GROWTH     AMERICAN        GROWTH         PRUDENTIAL                  VPS LARGE CAP    PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL  CENTURY VP  SECURITIES FUND - JENNISON 20/20  DAVIS VALUE GROWTH PORTFOLIO  SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS        VALUE FUND       CLASS 2      FOCUS PORTFOLIO  PORTFOLIO       CLASS B         PORTFOLIO     SERVICE SHARES
---------------- -----------  ----------------- --------------- ----------- ----------------- --------------- -----------------
   01/01/2012     01/01/2012     01/01/2012       01/01/2012    01/01/2012     01/01/2012       01/01/2012       01/01/2012
       TO             TO             TO               TO            TO             TO               TO               TO
   12/31/2012     12/31/2012     12/31/2012       12/31/2012    12/31/2012     12/31/2012       12/31/2012       12/31/2012
---------------- -----------  ----------------- --------------- ----------- ----------------- --------------- -----------------

  $         0    $   474,000     $         0      $         0   $   441,187    $    1,646      $    466,567      $    48,733
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------


      741,216        347,272         365,809          688,370       394,668        75,359         1,651,853          185,458
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------

     (741,216)       126,728        (365,809)        (688,370)       46,519       (73,713)       (1,185,286)        (136,725)
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------

            0              0       1,860,334        1,728,644     1,617,612             0                 0          192,952

    1,200,185       (194,655)        (34,897)       1,526,303       252,071       128,319         1,336,669          475,134

    7,264,166      3,099,988         903,010        1,869,147     1,176,954       628,159        13,588,234        1,181,907
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------

    8,464,351      2,905,333       2,728,447        5,124,094     3,046,637       756,478        14,924,903        1,849,993
  -----------    -----------     -----------      -----------   -----------    ----------      ------------      -----------

  $ 7,723,135    $ 3,032,061     $ 2,362,638      $ 4,435,724   $ 3,093,156    $  682,765      $ 13,739,617      $ 1,713,268
  ===========    ===========     ===========      ===========   ===========    ==========      ============      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                                SUBACCOUNTS
                                             ---------------------------------------------------------------------------------
                                              PRUDENTIAL SP                                          AST
                                                PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    AST AMERICAN
                                              U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    CENTURY INCOME &
                                             GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
                                             ---------------- ---------------- --------------- --------------- ----------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $124,761,094     $42,781,603      $39,627,680    $146,463,112     $         0
                                               ------------     -----------      -----------    ------------     -----------
  Net Assets................................   $124,761,094     $42,781,603      $39,627,680    $146,463,112     $         0
                                               ============     ===========      ===========    ============     ===========

NET ASSETS, representing:
  Accumulation units........................   $124,761,094     $42,781,603      $39,627,680    $146,463,112     $         0
                                               ------------     -----------      -----------    ------------     -----------
                                               $124,761,094     $42,781,603      $39,627,680    $146,463,112     $         0
                                               ============     ===========      ===========    ============     ===========

  Units outstanding.........................     59,367,402      30,107,489       25,837,223      13,354,606               0
                                               ============     ===========      ===========    ============     ===========

  Portfolio shares held.....................     14,799,655       8,072,000        5,986,054       8,312,322               0
  Portfolio net asset value per share.......   $       8.43     $      5.30      $      6.62    $      17.62     $         0
  Investment in portfolio shares, at
   cost.....................................   $104,705,156     $49,905,382      $47,949,437    $131,035,903     $         0

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                                SUBACCOUNTS
                                             ---------------------------------------------------------------------------------
                                              PRUDENTIAL SP                                          AST
                                                PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    AST AMERICAN
                                              U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    CENTURY INCOME &
                                             GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
                                             ---------------- ---------------- --------------- --------------- ----------------
                                                01/01/2012       01/01/2012      01/01/2012      01/01/2012       01/01/2012
                                                    TO               TO              TO              TO               TO
                                                12/31/2012       12/31/2012      12/31/2012      12/31/2012      05/04/2012**
                                             ---------------- ---------------- --------------- --------------- ----------------
INVESTMENT INCOME
  Dividend income...........................   $    531,206     $   274,433      $ 1,057,699    $  1,272,089     $         0
                                               ------------     -----------      -----------    ------------     -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      2,095,646         691,373          652,062       1,842,508         608,699
                                               ------------     -----------      -----------    ------------     -----------

NET INVESTMENT INCOME (LOSS)................     (1,564,440)       (416,940)         405,637        (570,419)       (608,699)
                                               ------------     -----------      -----------    ------------     -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......      9,152,392               0                0               0               0
  Realized gain (loss) on shares
   redeemed.................................      4,243,995      (2,365,372)      (2,445,150)      1,638,560      10,670,940
  Net change in unrealized gain (loss) on
   investments..............................      6,602,451      10,740,720        7,610,922      16,754,686      (3,042,526)
                                               ------------     -----------      -----------    ------------     -----------

NET GAIN (LOSS) ON INVESTMENTS..............     19,998,838       8,375,348        5,165,772      18,393,246       7,628,414
                                               ------------     -----------      -----------    ------------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 18,434,398     $ 7,958,408      $ 5,571,409    $ 17,822,827     $ 7,019,715
                                               ============     ===========      ===========    ============     ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
 AST SCHRODERS                  AST J.P. MORGAN
  MULTI-ASSET      AST COHEN &     STRATEGIC                                    AST FEDERATED
WORLD STRATEGIES  STEERS REALTY  OPPORTUNITIES   AST BLACKROCK  AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP
   PORTFOLIO        PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO
----------------  ------------- --------------- --------------- -------------- ---------------- --------------- ---------------
 $2,231,745,385   $173,091,971  $1,364,557,865   $115,121,599    $211,915,636    $116,289,649     $73,923,988     $73,640,641
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------
 $2,231,745,385   $173,091,971  $1,364,557,865   $115,121,599    $211,915,636    $116,289,649     $73,923,988     $73,640,641
 ==============   ============  ==============   ============    ============    ============     ===========     ===========

 $2,231,745,385   $173,091,971  $1,364,557,865   $115,121,599    $211,915,636    $116,289,649     $73,923,988     $73,640,641
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------
 $2,231,745,385   $173,091,971  $1,364,557,865   $115,121,599    $211,915,636    $116,289,649     $73,923,988     $73,640,641
 ==============   ============  ==============   ============    ============    ============     ===========     ===========

    199,001,809     12,446,035     118,656,687     10,222,825      17,068,933       9,818,251       5,850,124       6,003,052
 ==============   ============  ==============   ============    ============    ============     ===========     ===========

    161,369,876     23,582,012      97,121,556     12,079,916      27,665,227      12,075,768       5,512,602       4,935,700
 $        13.83   $       7.34  $        14.05   $       9.53    $       7.66    $       9.63     $     13.41     $     14.92

 $2,110,373,728   $159,641,115  $1,261,763,292   $107,836,963    $202,238,106    $109,470,096     $66,241,032     $65,316,420


                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
 AST SCHRODERS                  AST J.P. MORGAN
  MULTI-ASSET      AST COHEN &     STRATEGIC                                    AST FEDERATED
WORLD STRATEGIES  STEERS REALTY  OPPORTUNITIES   AST BLACKROCK  AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP
   PORTFOLIO        PORTFOLIO      PORTFOLIO    VALUE PORTFOLIO   PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO
----------------  ------------- --------------- --------------- -------------- ---------------- --------------- ---------------
   01/01/2012      01/01/2012     01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012
       TO              TO             TO              TO              TO              TO              TO              TO
   12/31/2012      12/31/2012     12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012
----------------  ------------- --------------- --------------- -------------- ---------------- --------------- ---------------

 $   37,649,487   $  1,812,938  $   15,992,931   $    986,058    $  9,439,955    $          0     $   268,628     $   263,434
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------

     33,027,311      2,402,334      19,003,674      1,559,096       2,716,579       1,627,921       1,061,978       1,089,975
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------

      4,622,176       (589,396)     (3,010,743)      (573,038)      6,723,376      (1,627,921)       (793,350)       (826,541)
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------

              0              0               0              0               0               0         238,963               0
      9,326,359      2,735,354       8,666,923         97,410       1,554,007       1,721,094       1,209,385       1,187,975
    135,323,195     11,625,507      79,861,286      8,663,040       9,279,155      10,774,462       7,019,423       7,590,191
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------

    144,649,554     14,360,861      88,528,209      8,760,450      10,833,162      12,495,556       8,467,771       8,778,166
 --------------   ------------  --------------   ------------    ------------    ------------     -----------     -----------

 $  149,271,730   $ 13,771,465  $   85,517,466   $  8,187,412    $ 17,556,538    $ 10,867,635     $ 7,674,421     $ 7,951,625
 ==============   ============  ==============   ============    ============    ============     ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                                SUBACCOUNTS
                                             --------------------------------------------------------------------------------
                                               AST GOLDMAN
                                                  SACHS         AST GOLDMAN                    AST LORD ABBETT   AST MARSICO
                                               CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP     CORE FIXED    CAPITAL GROWTH
                                             GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO   PORTFOLIO
                                             ---------------- ---------------- --------------- ---------------- --------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $114,811,737     $182,448,265    $236,677,868     $513,536,147    $195,765,101
                                               ------------     ------------    ------------     ------------    ------------
  Net Assets................................   $114,811,737     $182,448,265    $236,677,868     $513,536,147    $195,765,101
                                               ============     ============    ============     ============    ============

NET ASSETS, representing:
  Accumulation units........................   $114,811,737     $182,448,265    $236,677,868     $513,536,147    $195,765,101
                                               ------------     ------------    ------------     ------------    ------------
                                               $114,811,737     $182,448,265    $236,677,868     $513,536,147    $195,765,101
                                               ============     ============    ============     ============    ============

  Units outstanding.........................      9,485,632       13,956,345      22,984,462       43,059,995      16,938,867
                                               ============     ============    ============     ============    ============

  Portfolio shares held.....................      3,663,425       34,752,050      16,667,455       44,655,317       9,165,033
  Portfolio net asset value per share.......   $      31.34     $       5.25    $      14.20     $      11.50    $      21.36
  Investment in portfolio shares, at
   cost.....................................   $102,758,679     $176,311,333    $228,024,951     $502,053,341    $183,226,153

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                                SUBACCOUNTS
                                             --------------------------------------------------------------------------------
                                               AST GOLDMAN
                                                  SACHS         AST GOLDMAN                    AST LORD ABBETT   AST MARSICO
                                               CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP     CORE FIXED    CAPITAL GROWTH
                                             GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO   PORTFOLIO
                                             ---------------- ---------------- --------------- ---------------- --------------
                                                01/01/2012       01/01/2012      01/01/2012       01/01/2012      01/01/2012
                                                    TO               TO              TO               TO              TO
                                                12/31/2012       12/31/2012      12/31/2012       12/31/2012      12/31/2012
                                             ---------------- ---------------- --------------- ---------------- --------------
INVESTMENT INCOME
  Dividend income...........................   $    205,931     $          0    $  5,456,975     $  4,451,670    $    649,069
                                               ------------     ------------    ------------     ------------    ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      1,545,741        2,577,001       2,138,949        5,912,598       2,726,324
                                               ------------     ------------    ------------     ------------    ------------

NET INVESTMENT INCOME (LOSS)................     (1,339,810)      (2,577,001)      3,318,026       (1,460,928)     (2,077,255)
                                               ------------     ------------    ------------     ------------    ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......              0       15,280,871               0       10,589,180               0
  Realized gain (loss) on shares
   redeemed.................................      2,905,946        2,013,782        (909,662)       2,648,826       3,364,048
  Net change in unrealized gain (loss) on
   investments..............................     10,352,150        4,227,579      19,816,265        4,134,588      11,097,099
                                               ------------     ------------    ------------     ------------    ------------

NET GAIN (LOSS) ON INVESTMENTS..............     13,258,096       21,522,232      18,906,603       17,372,594      14,461,147
                                               ------------     ------------    ------------     ------------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 11,918,286     $ 18,945,231    $ 22,224,629     $ 15,911,666    $ 12,383,892
                                               ============     ============    ============     ============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                AST NEUBERGER                       AST                          AST              AST
    AST         AST NEUBERGER    BERMAN/LSV      AST PIMCO     T. ROWE PRICE  AST QMA US    T. ROWE PRICE    T. ROWE PRICE
 MFS GROWTH     BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA NATURAL RESOURCES ASSET ALLOCATION
 PORTFOLIO     GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO       PORTFOLIO        PORTFOLIO
-----------    ---------------- ------------- ---------------- ------------- ------------ ----------------- ----------------
$74,107,407      $192,773,589   $142,066,640    $218,836,656   $206,693,201  $67,691,889    $313,814,565     $5,131,917,076
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------
$74,107,407      $192,773,589   $142,066,640    $218,836,656   $206,693,201  $67,691,889    $313,814,565     $5,131,917,076
===========      ============   ============    ============   ============  ===========    ============     ==============

$74,107,407      $192,773,589   $142,066,640    $218,836,656   $206,693,201  $67,691,889    $313,814,565     $5,131,917,076
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------
$74,107,407      $192,773,589   $142,066,640    $218,836,656   $206,693,201  $67,691,889    $313,814,565     $5,131,917,076
===========      ============   ============    ============   ============  ===========    ============     ==============

  6,309,389        15,458,233     11,617,746      20,118,049     19,042,134    5,426,681      30,858,079        427,079,323
===========      ============   ============    ============   ============  ===========    ============     ==============

  6,634,504         7,897,320      8,381,513      20,683,994     21,757,179    4,977,345      15,929,673        269,109,443
$     11.17      $      24.41   $      16.95    $      10.58   $       9.50  $     13.60    $      19.70     $        19.07

$67,734,819      $178,743,631   $127,326,050    $218,780,004   $189,736,148  $61,906,171    $322,090,929     $4,720,137,286


                                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
                                AST NEUBERGER                       AST                          AST              AST
    AST         AST NEUBERGER    BERMAN/LSV      AST PIMCO     T. ROWE PRICE  AST QMA US    T. ROWE PRICE    T. ROWE PRICE
 MFS GROWTH     BERMAN MID-CAP  MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA NATURAL RESOURCES ASSET ALLOCATION
 PORTFOLIO     GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO       PORTFOLIO        PORTFOLIO
-----------    ---------------- ------------- ---------------- ------------- ------------ ----------------- ----------------
 01/01/2012       01/01/2012     01/01/2012      01/01/2012     01/01/2012    01/01/2012     01/01/2012        01/01/2012
     TO               TO             TO              TO             TO            TO             TO                TO
 12/31/2012       12/31/2012     12/31/2012      12/31/2012     12/31/2012    12/31/2012     12/31/2012        12/31/2012
-----------    ---------------- ------------- ---------------- ------------- ------------ ----------------- ----------------

$         0      $          0   $  1,153,629    $  2,366,033   $    248,807  $   362,661    $  1,170,832     $   46,995,511
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------

    896,568         2,509,306      2,080,614       3,362,560      1,894,703      854,572       4,900,175         64,708,052
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------

   (896,568)       (2,509,306)      (926,985)       (996,527)    (1,645,896)    (491,911)     (3,729,343)       (17,712,541)
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------

          0                 0              0       5,802,893              0            0               0         29,797,616
  1,714,991         3,329,132      2,292,364          12,510      1,249,475    1,271,664     (10,768,110)        32,392,553
  5,500,044        10,508,566     13,563,227         766,456     16,518,203    5,136,374      14,469,280        321,836,198
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------

  7,215,035        13,837,698     15,855,591       6,581,859     17,767,678    6,408,038       3,701,170        384,026,367
-----------      ------------   ------------    ------------   ------------  -----------    ------------     --------------

$ 6,318,467      $ 11,328,392   $ 14,928,606    $  5,585,332   $ 16,121,782  $ 5,916,127    $    (28,173)    $  366,313,826
===========      ============   ============    ============   ============  ===========    ============     ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                                                  AST
                                                                                    AST       WELLINGTON    AST CAPITAL
                                                                AST JPMORGAN   T. ROWE PRICE  MANAGEMENT    GROWTH ASSET
                                              AST MFS GLOBAL   INTERNATIONAL    GLOBAL BOND  HEDGED EQUITY   ALLOCATION
                                             EQUITY PORTFOLIO EQUITY PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ---------------- ---------------- ------------- ------------- --------------
ASSETS
  Investment in the portfolios, at fair
   value....................................   $188,578,884     $159,507,068   $196,194,443  $604,520,999  $4,452,562,863
                                               ------------     ------------   ------------  ------------  --------------
  Net Assets................................   $188,578,884     $159,507,068   $196,194,443  $604,520,999  $4,452,562,863
                                               ============     ============   ============  ============  ==============

NET ASSETS, representing:
  Accumulation units........................   $188,578,884     $159,507,068   $196,194,443  $604,520,999  $4,452,562,863
                                               ------------     ------------   ------------  ------------  --------------
                                               $188,578,884     $159,507,068   $196,194,443  $604,520,999  $4,452,562,863
                                               ============     ============   ============  ============  ==============

  Units outstanding.........................     15,071,995       14,336,993     17,787,754    62,039,064     393,993,551
                                               ============     ============   ============  ============  ==============

  Portfolio shares held.....................     15,887,016        7,185,003     17,533,015    60,755,879     389,891,669
  Portfolio net asset value per share.......   $      11.87     $      22.20   $      11.19  $       9.95  $        11.42
  Investment in portfolio shares, at
   cost.....................................   $166,436,693     $142,364,717   $195,170,551  $566,681,907  $4,091,128,365

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                              SUBACCOUNTS
                                             ----------------------------------------------------------------------------
                                                                                                  AST
                                                                                    AST       WELLINGTON    AST CAPITAL
                                                                AST JPMORGAN   T. ROWE PRICE  MANAGEMENT    GROWTH ASSET
                                              AST MFS GLOBAL   INTERNATIONAL    GLOBAL BOND  HEDGED EQUITY   ALLOCATION
                                             EQUITY PORTFOLIO EQUITY PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO
                                             ---------------- ---------------- ------------- ------------- --------------
                                                01/01/2012       01/01/2012     01/01/2012    01/01/2012     01/01/2012
                                                    TO               TO             TO            TO             TO
                                                12/31/2012       12/31/2012     12/31/2012    12/31/2012     12/31/2012
                                             ---------------- ---------------- ------------- ------------- --------------
INVESTMENT INCOME
  Dividend income...........................   $  1,438,396     $  2,214,646   $  3,823,549  $  1,174,688  $   30,694,511
                                               ------------     ------------   ------------  ------------  --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................      2,311,391        2,190,216      2,520,993     7,680,015      68,211,221
                                               ------------     ------------   ------------  ------------  --------------

NET INVESTMENT INCOME (LOSS)................       (872,995)          24,430      1,302,556    (6,505,327)    (37,516,710)
                                               ------------     ------------   ------------  ------------  --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......              0                0      2,660,446             0               0
  Realized gain (loss) on shares
   redeemed.................................      2,229,602          (12,503)        63,533     2,933,534      60,264,387
  Net change in unrealized gain (loss) on
   investments..............................     22,990,310       21,686,262      1,446,493    35,274,370     339,364,006
                                               ------------     ------------   ------------  ------------  --------------

NET GAIN (LOSS) ON INVESTMENTS..............     25,219,912       21,673,759      4,170,472    38,207,904     399,628,393
                                               ------------     ------------   ------------  ------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................   $ 24,346,917     $ 21,698,189   $  5,473,028  $ 31,702,577  $  362,111,683
                                               ============     ============   ============  ============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
 AST ACADEMIC                          AST                        AST FIRST TRUST                      AST
  STRATEGIES       AST BALANCED    PRESERVATION   AST FIRST TRUST     CAPITAL                     T. ROWE PRICE
    ASSET             ASSET           ASSET          BALANCED      APPRECIATION    AST ADVANCED     LARGE-CAP       AST
  ALLOCATION        ALLOCATION      ALLOCATION        TARGET          TARGET        STRATEGIES       GROWTH     MONEY MARKET
  PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO
--------------    --------------  --------------  --------------- --------------- --------------  ------------- ------------
$3,909,210,196    $5,203,726,391  $4,290,630,408  $2,406,115,086  $2,804,355,690  $4,121,284,090  $334,819,860  $240,223,779
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------
$3,909,210,196    $5,203,726,391  $4,290,630,408  $2,406,115,086  $2,804,355,690  $4,121,284,090  $334,819,860  $240,223,779
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

$3,909,210,196    $5,203,726,391  $4,290,630,408  $2,406,115,086  $2,804,355,690  $4,121,284,090  $334,819,860  $240,223,779
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------
$3,909,210,196    $5,203,726,391  $4,290,630,408  $2,406,115,086  $2,804,355,690  $4,121,284,090  $334,819,860  $240,223,779
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

   347,097,295       451,333,466     367,593,732     211,694,110     248,629,701     343,975,841    26,918,480    24,862,519
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

   342,013,141       443,625,438     356,068,914     235,201,866     274,398,796     341,165,902    23,397,614   240,223,779
$        11.43    $        11.73  $        12.05  $        10.23  $        10.22  $        12.08  $      14.31  $       1.00

$3,590,212,405    $4,774,713,379  $4,058,184,011  $2,255,472,654  $2,639,559,671  $3,783,884,636  $301,663,535  $240,223,779


                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
 AST ACADEMIC                          AST                        AST FIRST TRUST                      AST
  STRATEGIES       AST BALANCED    PRESERVATION   AST FIRST TRUST     CAPITAL                     T. ROWE PRICE
    ASSET             ASSET           ASSET          BALANCED      APPRECIATION    AST ADVANCED     LARGE-CAP       AST
  ALLOCATION        ALLOCATION      ALLOCATION        TARGET          TARGET        STRATEGIES       GROWTH     MONEY MARKET
  PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO
--------------    --------------  --------------  --------------- --------------- --------------  ------------- ------------
  01/01/2012        01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012     01/01/2012    01/01/2012
      TO                TO              TO              TO              TO              TO             TO            TO
  12/31/2012        12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012     12/31/2012    12/31/2012
--------------    --------------  --------------  --------------- --------------- --------------  ------------- ------------

$   33,678,414    $   42,496,480  $   39,125,233  $   36,639,381  $   29,262,796  $   40,433,543  $          0  $     21,947
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

    61,057,103        77,732,858      62,557,550      32,751,656      38,465,826      53,840,386     4,749,523     3,846,861
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

   (27,378,689)      (35,236,378)    (23,432,317)      3,887,725      (9,203,030)    (13,406,843)   (4,749,523)   (3,824,914)
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

             0       136,031,447     202,805,107               0               0      10,698,188             0             0
    37,841,906        55,991,008      22,398,416      10,191,212      16,761,219      31,428,121     7,268,215             0
   303,989,656       253,561,113      73,823,567     127,264,222     174,991,851     278,376,605    27,292,214             0
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

   341,831,562       445,583,568     299,027,090     137,455,434     191,753,070     320,502,914    34,560,429             0
--------------    --------------  --------------  --------------  --------------  --------------  ------------  ------------

$  314,452,873    $  410,347,190  $  275,594,773  $  141,343,159  $  182,550,040  $  307,096,071  $ 29,810,906  $ (3,824,914)
==============    ==============  ==============  ==============  ==============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                                 AST            AST            AST           AST          NVIT
                                              SMALL-CAP     PIMCO TOTAL   INTERNATIONAL INTERNATIONAL  DEVELOPING
                                                GROWTH      RETURN BOND       VALUE        GROWTH       MARKETS
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND
                                             ------------  -------------- ------------- ------------- -----------
ASSETS
  Investment in the portfolios, at fair
   value.................................... $133,149,033  $2,382,349,712  $70,251,079  $167,285,282  $13,170,440
                                             ------------  --------------  -----------  ------------  -----------
  Net Assets................................ $133,149,033  $2,382,349,712  $70,251,079  $167,285,282  $13,170,440
                                             ============  ==============  ===========  ============  ===========

NET ASSETS, representing:
  Accumulation units........................ $133,149,033  $2,382,349,712  $70,251,079  $167,285,282  $13,170,440
                                             ------------  --------------  -----------  ------------  -----------
                                             $133,149,033  $2,382,349,712  $70,251,079  $167,285,282  $13,170,440
                                             ============  ==============  ===========  ============  ===========

  Units outstanding.........................    9,973,084     205,774,079    6,716,213    16,432,762      882,429
                                             ============  ==============  ===========  ============  ===========

  Portfolio shares held.....................    5,875,950     190,283,523    4,573,638    14,104,999    2,090,546
  Portfolio net asset value per share....... $      22.66  $        12.52  $     15.36  $      11.86  $      6.30
  Investment in portfolio shares, at
   cost..................................... $119,379,254  $2,297,124,400  $65,749,994  $151,139,622  $15,951,753

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                          SUBACCOUNTS
                                             --------------------------------------------------------------------
                                                 AST            AST            AST           AST          NVIT
                                              SMALL-CAP     PIMCO TOTAL   INTERNATIONAL INTERNATIONAL  DEVELOPING
                                                GROWTH      RETURN BOND       VALUE        GROWTH       MARKETS
                                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND
                                             ------------  -------------- ------------- ------------- -----------
                                              01/01/2012    01/01/2012     01/01/2012    01/01/2012    01/01/2012
                                                  TO            TO             TO            TO            TO
                                              12/31/2012    12/31/2012     12/31/2012    12/31/2012    12/31/2012
                                             ------------  -------------- ------------- ------------- -----------
INVESTMENT INCOME
  Dividend income........................... $          0  $   51,604,119  $ 1,284,194  $  1,249,533  $    13,036
                                             ------------  --------------  -----------  ------------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................    2,103,651      33,865,614    1,007,363     1,516,664      228,251
                                             ------------  --------------  -----------  ------------  -----------

NET INVESTMENT INCOME (LOSS)................   (2,103,651)     17,738,505      276,831      (267,131)    (215,215)
                                             ------------  --------------  -----------  ------------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0      20,653,708            0             0            0
  Realized gain (loss) on shares
   redeemed.................................    2,508,100      11,411,190     (832,761)      107,009   (1,053,696)
  Net change in unrealized gain (loss) on
   investments..............................    8,049,866      89,383,140    8,015,700    19,507,288    3,139,075
                                             ------------  --------------  -----------  ------------  -----------

NET GAIN (LOSS) ON INVESTMENTS..............   10,557,966     121,448,038    7,182,939    19,614,297    2,085,379
                                             ------------  --------------  -----------  ------------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $  8,454,315  $  139,186,543  $ 7,459,770  $ 19,347,166  $ 1,870,164
                                             ============  ==============  ===========  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
     AST                                                                     AST PARAMETRIC    FRANKLIN
  INVESTMENT        AST WESTERN                                 AST GLOBAL      EMERGING     TEMPLETON VIP    AST GOLDMAN
  GRADE BOND      ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY FOUNDING FUNDS  SACHS SMALL-CAP
  PORTFOLIO       BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    ALLOCATION FUND VALUE PORTFOLIO
--------------    --------------- -------------- -------------- -----------  -------------- --------------- ---------------
$3,143,918,174     $422,608,768    $168,636,741   $29,834,393   $72,228,461   $220,457,637   $          0    $192,755,526
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------
$3,143,918,174     $422,608,768    $168,636,741   $29,834,393   $72,228,461   $220,457,637   $          0    $192,755,526
==============     ============    ============   ===========   ===========   ============   ============    ============

$3,143,918,174     $422,608,768    $168,636,741   $29,834,393   $72,228,461   $220,457,637   $          0    $192,755,526
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------
$3,143,918,174     $422,608,768    $168,636,741   $29,834,393   $72,228,461   $220,457,637   $          0    $192,755,526
==============     ============    ============   ===========   ===========   ============   ============    ============

   240,121,532       36,399,377      13,760,511     2,326,700     5,471,216     20,908,701              0      14,958,208
==============     ============    ============   ===========   ===========   ============   ============    ============

   476,351,238       39,422,460      13,588,778     2,882,550     7,659,434     24,632,138              0      15,917,054
$         6.60     $      10.72    $      12.41   $     10.35   $      9.43   $       8.95   $          0    $      12.11

$3,084,289,013     $417,443,439    $158,775,155   $30,786,368   $63,592,563   $208,463,196   $          0    $172,056,295


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
     AST                                                                     AST PARAMETRIC    FRANKLIN
  INVESTMENT        AST WESTERN                                 AST GLOBAL      EMERGING     TEMPLETON VIP    AST GOLDMAN
  GRADE BOND      ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY FOUNDING FUNDS  SACHS SMALL-CAP
  PORTFOLIO       BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    ALLOCATION FUND VALUE PORTFOLIO
--------------    --------------- -------------- -------------- -----------  -------------- --------------- ---------------
  01/01/2012        01/01/2012      01/01/2012     01/01/2012   01/01/2012     01/01/2012     01/01/2012      01/01/2012
      TO                TO              TO             TO           TO             TO             TO              TO
  12/31/2012        12/31/2012      12/31/2012     12/31/2012   12/31/2012     12/31/2012    09/21/2012**     12/31/2012
--------------    --------------- -------------- -------------- -----------  -------------- --------------- ---------------

$   55,641,984     $ 11,797,936    $    823,929   $   146,059   $   680,713   $  2,051,214   $ 52,811,856    $    762,100
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------

    70,649,616        6,164,037       3,763,327       362,788       851,613      3,220,993     21,682,926       2,588,810
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------

   (15,007,632)       5,633,899      (2,939,398)     (216,729)     (170,900)    (1,169,779)    31,128,930      (1,826,710)
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------

    63,330,220       12,073,221         905,416     1,837,892             0      2,819,500              0               0
   391,554,490        2,419,429       3,547,152      (302,431)      928,253     (2,928,625)   170,592,319       3,259,583
   (94,205,140)         (24,688)      4,469,013      (807,520)    9,128,406     24,696,336    (19,805,682)     15,124,203
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------

   360,679,570       14,467,962       8,921,581       727,941    10,056,659     24,587,211    150,786,637      18,383,786
--------------     ------------    ------------   -----------   -----------   ------------   ------------    ------------

$  345,671,938     $ 20,101,861    $  5,982,183   $   511,212   $ 9,885,759   $ 23,417,432   $181,915,567    $ 16,557,076
==============     ============    ============   ===========   ===========   ============   ============    ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                                SUBACCOUNTS
                                             --------------------------------------------------------------------------------
                                                                AST CLS                       AST HORIZON
                                              AST SCHRODERS  MODERATE ASSET  AST J.P. MORGAN MODERATE ASSET  AST FI PYRAMIS(R)
                                             GLOBAL TACTICAL   ALLOCATION    GLOBAL THEMATIC   ALLOCATION    ASSET ALLOCATION
                                                PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO         PORTFOLIO
                                             --------------- --------------  --------------- --------------  -----------------
ASSETS
  Investment in the portfolios, at fair
   value.................................... $2,100,412,423  $2,470,812,204  $1,521,500,301  $1,608,378,908   $1,323,739,338
                                             --------------  --------------  --------------  --------------   --------------
  Net Assets................................ $2,100,412,423  $2,470,812,204  $1,521,500,301  $1,608,378,908   $1,323,739,338
                                             ==============  ==============  ==============  ==============   ==============

NET ASSETS, representing:
  Accumulation units........................ $2,100,412,423  $2,470,812,204  $1,521,500,301  $1,608,378,908   $1,323,739,338
                                             --------------  --------------  --------------  --------------   --------------
                                             $2,100,412,423  $2,470,812,204  $1,521,500,301  $1,608,378,908   $1,323,739,338
                                             ==============  ==============  ==============  ==============   ==============

  Units outstanding.........................    178,381,363     221,185,811     129,515,188     142,916,661      113,954,635
                                             ==============  ==============  ==============  ==============   ==============

  Portfolio shares held.....................    177,249,994     241,999,236     140,749,334     151,877,140      125,354,104
  Portfolio net asset value per share....... $        11.85  $        10.21  $        10.81  $        10.59   $        10.56
  Investment in portfolio shares, at
   cost..................................... $1,925,363,569  $2,357,645,677  $1,407,128,198  $1,535,178,225   $1,229,956,465

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                                SUBACCOUNTS
                                             --------------------------------------------------------------------------------
                                                                AST CLS                       AST HORIZON
                                              AST SCHRODERS  MODERATE ASSET  AST J.P. MORGAN MODERATE ASSET  AST FI PYRAMIS(R)
                                             GLOBAL TACTICAL   ALLOCATION    GLOBAL THEMATIC   ALLOCATION    ASSET ALLOCATION
                                                PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO         PORTFOLIO
                                             --------------- --------------  --------------- --------------  -----------------
                                               01/01/2012      01/01/2012      01/01/2012      01/01/2012       01/01/2012
                                                   TO              TO              TO              TO               TO
                                               12/31/2012      12/31/2012      12/31/2012      12/31/2012       12/31/2012
                                             --------------- --------------  --------------- --------------  -----------------
INVESTMENT INCOME
  Dividend income........................... $    7,408,639  $   10,017,880  $    5,354,290  $    7,648,447   $    4,907,810
                                             --------------  --------------  --------------  --------------   --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     26,898,146      31,650,127      19,846,061      22,189,011       16,828,886
                                             --------------  --------------  --------------  --------------   --------------

NET INVESTMENT INCOME (LOSS)................    (19,489,507)    (21,632,247)    (14,491,771)    (14,540,564)     (11,921,076)
                                             --------------  --------------  --------------  --------------   --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......      7,348,892      47,180,985       7,129,301      33,135,636                0
  Realized gain (loss) on shares
   redeemed.................................     25,928,614      11,951,175      11,266,736       5,983,487        7,412,566
  Net change in unrealized gain (loss) on
   investments..............................    162,686,608      94,007,529     108,250,741      67,217,603       96,031,943
                                             --------------  --------------  --------------  --------------   --------------

NET GAIN (LOSS) ON INVESTMENTS..............    195,964,114     153,139,689     126,646,778     106,336,726      103,444,509
                                             --------------  --------------  --------------  --------------   --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $  176,474,607  $  131,507,442  $  112,155,007  $   91,796,162   $   91,523,433
                                             ==============  ==============  ==============  ==============   ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
PROFUND VP    PROFUND VP                                      PROFUND VP PROFUND VP
 CONSUMER   CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP
 SERVICES     PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE
----------  -------------- ---------- ----------- ----------- ---------- ---------- -----------
 $176,975      $423,964     $895,242  $1,228,303   $268,622    $372,960   $645,350   $495,813
 --------      --------     --------  ----------   --------    --------   --------   --------
 $176,975      $423,964     $895,242  $1,228,303   $268,622    $372,960   $645,350   $495,813
 ========      ========     ========  ==========   ========    ========   ========   ========

 $176,975      $423,964     $895,242  $1,228,303   $268,622    $372,960   $645,350   $495,813
 --------      --------     --------  ----------   --------    --------   --------   --------
 $176,975      $423,964     $895,242  $1,228,303   $268,622    $372,960   $645,350   $495,813
 ========      ========     ========  ==========   ========    ========   ========   ========

   12,519        33,923      114,536      98,053     25,372      31,893     56,486     47,844
 ========      ========     ========  ==========   ========    ========   ========   ========

    4,311        10,562       42,089      33,090      6,448       9,730     22,223      9,592
 $  41.05      $  40.14     $  21.27  $    37.12   $  41.66    $  38.33   $  29.04   $  51.69

 $156,396      $385,220     $793,206  $1,053,162   $229,056    $341,693   $556,288   $429,210


                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
PROFUND VP    PROFUND VP                                      PROFUND VP PROFUND VP
 CONSUMER   CONSUMER GOODS PROFUND VP PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP
 SERVICES     PORTFOLIO    FINANCIALS HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE
----------  -------------- ---------- ----------- ----------- ---------- ---------- -----------
01/01/2012    01/01/2012   01/01/2012 01/01/2012  01/01/2012  01/01/2012 01/01/2012 01/01/2012
    TO            TO           TO         TO          TO          TO         TO         TO
12/31/2012    12/31/2012   12/31/2012 12/31/2012  12/31/2012  12/31/2012 12/31/2012 12/31/2012
----------  -------------- ---------- ----------- ----------- ---------- ---------- -----------

 $      0      $  3,576     $    907  $    4,387   $    707    $      0   $  1,132   $ 12,962
 --------      --------     --------  ----------   --------    --------   --------   --------

    1,388         5,262       10,923      15,093      3,271       6,297      7,783      8,288
 --------      --------     --------  ----------   --------    --------   --------   --------

   (1,388)       (1,686)     (10,016)    (10,706)    (2,564)     (6,297)    (6,651)     4,674
 --------      --------     --------  ----------   --------    --------   --------   --------

      722             0            0           0          0           0          0          0
    9,985        19,629       28,843      58,898      5,503      24,804     40,061     35,801
   16,693        23,390      105,690     104,936     23,649      27,071     52,309     19,133
 --------      --------     --------  ----------   --------    --------   --------   --------

   27,400        43,019      134,533     163,834     29,152      51,875     92,370     54,934
 --------      --------     --------  ----------   --------    --------   --------   --------

 $ 26,012      $ 41,333     $124,517  $  153,128   $ 26,588    $ 45,578   $ 85,719   $ 59,608
 ========      ========     ========  ==========   ========    ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                      SUBACCOUNTS
                                             -------------------------------------------------------------
                                             PROFUND VP PROFUND VP                               PROFUND VP
                                             SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
                                               GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
                                             ---------- ---------- ------------------ ---------- ----------
ASSETS
  Investment in the portfolios, at fair
   value....................................  $410,629   $313,615       $212,950       $651,289   $767,355
                                              --------   --------       --------       --------   --------
  Net Assets................................  $410,629   $313,615       $212,950       $651,289   $767,355
                                              ========   ========       ========       ========   ========

NET ASSETS, representing:
  Accumulation units........................  $410,629   $313,615       $212,950       $651,289   $767,355
                                              --------   --------       --------       --------   --------
                                              $410,629   $313,615       $212,950       $651,289   $767,355
                                              ========   ========       ========       ========   ========

  Units outstanding.........................    33,858     27,156         18,418         63,480     69,532
                                              ========   ========       ========       ========   ========

  Portfolio shares held.....................    12,584     10,313         25,503         20,558     19,686
  Portfolio net asset value per share.......  $  32.63   $  30.41       $   8.35       $  31.68   $  38.98
  Investment in portfolio shares, at
   cost.....................................  $373,239   $274,834       $196,366       $619,492   $665,162

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                      SUBACCOUNTS
                                             -------------------------------------------------------------
                                             PROFUND VP PROFUND VP                               PROFUND VP
                                             SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
                                               GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
                                             ---------- ---------- ------------------ ---------- ----------
                                             01/01/2012 01/01/2012     01/01/2012     01/01/2012 01/01/2012
                                                 TO         TO             TO             TO         TO
                                             12/31/2012 12/31/2012     12/31/2012     12/31/2012 12/31/2012
                                             ---------- ---------- ------------------ ---------- ----------
INVESTMENT INCOME
  Dividend income...........................  $      0   $      0       $  5,664       $ 13,782   $    651
                                              --------   --------       --------       --------   --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................     5,495      3,874          2,395          7,736     11,670
                                              --------   --------       --------       --------   --------

NET INVESTMENT INCOME (LOSS)................    (5,495)    (3,874)         3,269          6,046    (11,019)
                                              --------   --------       --------       --------   --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......         0          0              0              0          0
  Realized gain (loss) on shares
   redeemed.................................    22,494     23,917          6,075         19,002     61,711
  Net change in unrealized gain (loss) on
   investments..............................    16,201     16,643          9,172        (34,975)    26,211
                                              --------   --------       --------       --------   --------

NET GAIN (LOSS) ON INVESTMENTS..............    38,695     40,560         15,247        (15,973)    87,922
                                              --------   --------       --------       --------   --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................  $ 33,200   $ 36,686       $ 18,516       $ (9,927)  $ 76,903
                                              ========   ========       ========       ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                AST          AST                                                     WELLS FARGO     WELLS FARGO
              JENNISON     JENNISON                                                  ADVANTAGE VT   ADVANTAGE VT
PROFUND VP   LARGE-CAP    LARGE-CAP                                                 INTERNATIONAL   OMEGA GROWTH
LARGE-CAP      VALUE        GROWTH       AST BOND       AST BOND       AST BOND    EQUITY PORTFOLIO   PORTFOLIO
  VALUE      PORTFOLIO    PORTFOLIO   PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021  SHARE CLASS 1   SHARE CLASS 1
----------  -----------  -----------  -------------- -------------- -------------- ---------------- -------------
 $877,713   $61,345,926  $78,350,799    $ 589,039     $160,817,997   $191,261,682      $603,027      $1,090,514
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------
 $877,713   $61,345,926  $78,350,799    $ 589,039     $160,817,997   $191,261,682      $603,027      $1,090,514
 ========   ===========  ===========    =========     ============   ============      ========      ==========

 $877,713   $61,345,926  $78,350,799    $ 589,039     $160,817,997   $191,261,682      $603,027      $1,090,514
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------
 $877,713   $61,345,926  $78,350,799    $ 589,039     $160,817,997   $191,261,682      $603,027      $1,090,514
 ========   ===========  ===========    =========     ============   ============      ========      ==========

   91,816     5,590,456    6,499,133       48,358       13,596,428     14,511,763        43,646         502,082
 ========   ===========  ===========    =========     ============   ============      ========      ==========

   32,174     4,868,724    5,584,519       89,248       13,236,049     13,661,549       122,070          42,665
 $  27.28   $     12.60  $     14.03    $    6.60     $      12.15   $      14.00      $   4.94      $    25.56

 $781,213   $56,837,026  $73,684,042    $ 739,023     $153,128,677   $177,998,315      $576,784      $  839,244


                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                AST          AST                                                     WELLS FARGO     WELLS FARGO
              JENNISON     JENNISON                                                  ADVANTAGE VT   ADVANTAGE VT
PROFUND VP   LARGE-CAP    LARGE-CAP                                                 INTERNATIONAL   OMEGA GROWTH
LARGE-CAP      VALUE        GROWTH       AST BOND       AST BOND       AST BOND    EQUITY PORTFOLIO   PORTFOLIO
  VALUE      PORTFOLIO    PORTFOLIO   PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021  SHARE CLASS 1   SHARE CLASS 1
----------  -----------  -----------  -------------- -------------- -------------- ---------------- -------------
01/01/2012   01/01/2012   01/01/2012    01/01/2012     01/01/2012     01/01/2012      01/01/2012     01/01/2012
    TO           TO           TO            TO             TO             TO              TO             TO
12/31/2012   12/31/2012   12/31/2012    12/31/2012     12/31/2012     12/31/2012      12/31/2012     12/31/2012
----------  -----------  -----------  -------------- -------------- -------------- ---------------- -------------

 $  7,944   $   234,896  $         0    $  38,068     $    829,028   $  1,591,382      $  9,634      $        0
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------

   12,399       885,579    1,063,799       30,110        3,589,247      4,724,780        10,200          20,604
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------

   (4,455)     (650,683)  (1,063,799)       7,958       (2,760,219)    (3,133,398)         (566)        (20,604)
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------

        0             0            0      428,656                0      4,227,158        39,041          83,856
   38,996       212,339    1,269,498      (88,333)       3,216,570      9,895,521         6,191          92,943
   64,426     4,865,798    4,649,763     (288,446)       4,303,808       (991,896)       25,671          61,665
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------

  103,422     5,078,137    5,919,261       51,877        7,520,378     13,130,783        70,903         238,464
 --------   -----------  -----------    ---------     ------------   ------------      --------      ----------

 $ 98,967   $ 4,427,454  $ 4,855,462    $  59,835     $  4,760,159   $  9,997,385      $ 70,337      $  217,860
 ========   ===========  ===========    =========     ============   ============      ========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2012

                                                                                SUBACCOUNTS
                                             ---------------------------------------------------------------------------------
                                               WELLS FARGO      WELLS FARGO
                                               ADVANTAGE VT    ADVANTAGE VT
                                                SMALL CAP     SMALL CAP VALUE                AST QUANTITATIVE   AST BLACKROCK
                                             GROWTH PORTFOLIO    PORTFOLIO       AST BOND        MODELING     GLOBAL STRATEGIES
                                              SHARE CLASS 1    SHARE CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO
                                             ---------------- --------------- -------------- ---------------- -----------------
ASSETS
  Investment in the portfolios, at fair
   value....................................     $501,105       $1,298,615     $131,877,240    $192,841,776    $1,388,058,712
                                                 --------       ----------     ------------    ------------    --------------
  Net Assets................................     $501,105       $1,298,615     $131,877,240    $192,841,776    $1,388,058,712
                                                 ========       ==========     ============    ============    ==============

NET ASSETS, representing:
  Accumulation units........................     $501,105       $1,298,615     $131,877,240    $192,841,776    $1,388,058,712
                                                 --------       ----------     ------------    ------------    --------------
                                                 $501,105       $1,298,615     $131,877,240    $192,841,776    $1,388,058,712
                                                 ========       ==========     ============    ============    ==============

  Units outstanding.........................       40,950          107,072       10,633,328      19,469,297       137,665,311
                                                 ========       ==========     ============    ============    ==============

  Portfolio shares held.....................       63,191          138,004       10,199,323      18,943,200       134,501,813
  Portfolio net asset value per share.......     $   7.93       $     9.41     $      12.93    $      10.18    $        10.32
  Investment in portfolio shares, at cost...     $424,419       $1,051,764     $124,424,169    $179,265,458    $1,318,561,815

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                                SUBACCOUNTS
                                             ---------------------------------------------------------------------------------
                                               WELLS FARGO      WELLS FARGO
                                               ADVANTAGE VT    ADVANTAGE VT
                                                SMALL CAP     SMALL CAP VALUE                AST QUANTITATIVE   AST BLACKROCK
                                             GROWTH PORTFOLIO    PORTFOLIO       AST BOND        MODELING     GLOBAL STRATEGIES
                                              SHARE CLASS 1    SHARE CLASS 1  PORTFOLIO 2022    PORTFOLIO         PORTFOLIO
                                             ---------------- --------------- -------------- ---------------- -----------------
                                                01/01/2012      01/01/2012      01/01/2012      01/01/2012       01/01/2012
                                                    TO              TO              TO              TO               TO
                                                12/31/2012      12/31/2012      12/31/2012      12/31/2012       12/31/2012
                                             ---------------- --------------- -------------- ---------------- -----------------
INVESTMENT INCOME
  Dividend income...........................     $      0       $   14,365     $     32,994    $     55,050    $    5,345,996
                                                 --------       ----------     ------------    ------------    --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................        9,054           22,158        2,401,335       2,320,736        19,634,938
                                                 --------       ----------     ------------    ------------    --------------

NET INVESTMENT INCOME (LOSS)................       (9,054)          (7,793)      (2,368,341)     (2,265,686)      (14,288,942)
                                                 --------       ----------     ------------    ------------    --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......       24,017                0          228,894               0                 0
  Realized gain (loss) on shares
   redeemed.................................       32,450           63,495        3,120,591         166,379          (335,717)
  Net change in unrealized gain (loss) on
   investments..............................      (13,846)          97,639        4,139,526      15,077,655       113,425,282
                                                 --------       ----------     ------------    ------------    --------------

NET GAIN (LOSS) ON INVESTMENTS..............       42,621          161,134        7,489,011      15,244,034       113,089,565
                                                 --------       ----------     ------------    ------------    --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS...............................     $ 33,567       $  153,341     $  5,120,670    $ 12,978,348    $   98,800,623
                                                 ========       ==========     ============    ============    ==============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                                             AST FRANKLIN
 WELLS FARGO                                                  TEMPLETON         AST NEW      AST WESTERN     AST MFS
 ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP
 OPPORTUNITY     CORE BOND     BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE
FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO
-------------- -------------- -------------- -------------- --------------  --------------- -------------- -----------
  $1,502,155    $132,485,616   $37,537,548    $32,172,587   $2,436,575,472   $188,503,632      $413,670    $1,048,612
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------
  $1,502,155    $132,485,616   $37,537,548    $32,172,587   $2,436,575,472   $188,503,632      $413,670    $1,048,612
  ==========    ============   ===========    ===========   ==============   ============      ========    ==========

  $1,502,155    $132,485,616   $37,537,548    $32,172,587   $2,436,575,472   $188,503,632      $413,670    $1,048,612
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------
  $1,502,155    $132,485,616   $37,537,548    $32,172,587   $2,436,575,472   $188,503,632      $413,670    $1,048,612
  ==========    ============   ===========    ===========   ==============   ============      ========    ==========

     123,329      12,450,744     3,617,299      3,101,105      226,666,618     18,255,505        39,790       102,774
  ==========    ============   ===========    ===========   ==============   ============      ========    ==========

      75,033      12,255,839     3,544,622      3,038,016      224,155,977     18,283,572        39,586       102,204
  $    20.02    $      10.81   $     10.59    $     10.59   $        10.87   $      10.31      $  10.45    $    10.26
  $1,271,088    $129,640,734   $36,771,511    $31,988,298   $2,391,874,779   $182,215,594      $407,095    $1,034,475


                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                                             AST FRANKLIN
 WELLS FARGO                                                  TEMPLETON         AST NEW      AST WESTERN     AST MFS
 ADVANTAGE VT  AST PRUDENTIAL AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP
 OPPORTUNITY     CORE BOND     BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE
FUND - CLASS 1   PORTFOLIO    BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO
-------------- -------------- -------------- -------------- --------------  --------------- -------------- -----------
  01/01/2012     01/01/2012     01/01/2012    01/03/2012*    04/30/2012*      04/30/2012*    08/20/2012*   08/20/2012*
      TO             TO             TO             TO             TO              TO              TO           TO
  12/31/2012     12/31/2012     12/31/2012     12/31/2012     12/31/2012      12/31/2012      12/31/2012   12/31/2012
-------------- -------------- -------------- -------------- --------------  --------------- -------------- -----------

  $    7,919    $    101,271   $    59,233    $         0   $            0   $  1,268,863      $      0    $        0
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------

      23,844         922,983       438,959        186,387       11,309,836      1,555,946           779         2,712
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------

     (15,925)       (821,712)     (379,726)      (186,387)     (11,309,836)      (287,083)         (779)       (2,712)
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------

         447         101,685        15,374              0                0              0             0             0
      37,100         483,478       209,269         71,311       (5,507,083)      (880,410)          180         2,247
     162,898       2,754,490       733,850        184,290       44,700,693      6,288,038         6,575        14,137
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------

     200,445       3,339,653       958,493        255,601       39,193,610      5,407,628         6,755        16,384
  ----------    ------------   -----------    -----------   --------------   ------------      --------    ----------

  $  184,520    $  2,517,941   $   578,767    $    69,214   $   27,883,774   $  5,120,545      $  5,976    $   13,672
  ==========    ============   ===========    ===========   ==============   ============      ========    ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                    SUBACCOUNTS
                                -----------------------------------------------------------------------------------
                                  PRUDENTIAL MONEY MARKET    PRUDENTIAL DIVERSIFIED BOND      PRUDENTIAL EQUITY
                                         PORTFOLIO                    PORTFOLIO                   PORTFOLIO
                                ---------------------------  --------------------------  --------------------------
                                 01/01/2012     01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
                                     TO             TO            TO            TO            TO            TO
                                 12/31/2012     12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011
                                ------------  -------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (2,762,929) $  (3,211,144) $  6,955,203  $  6,883,469  $ (1,635,441) $ (1,631,756)
  Capital gains distributions
   received....................            0              0    10,125,578     5,480,515             0             0
  Realized gain (loss) on
   shares redeemed.............            0              0     1,751,422     2,035,267      (450,871)   (1,520,114)
  Net change in unrealized
   gain (loss) on
   investments.................            0              0     1,506,248      (489,164)   24,037,300    (6,262,149)
                                ------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   (2,762,929)    (3,211,144)   20,338,451    13,910,087    21,950,988    (9,414,019)
                                ------------  -------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    2,041,766      1,685,754       765,574       581,923       672,100       715,829
  Annuity Payments.............   (1,291,176)    (3,008,457)   (1,262,016)   (1,354,983)     (494,792)     (796,788)
  Surrenders, withdrawals
   and death benefits..........  (43,665,352)   (59,838,743)  (23,423,231)  (27,927,476)  (22,131,787)  (25,937,020)
  Net transfers between
   other subaccounts or
   fixed rate option...........   15,665,164     30,397,104     2,594,883     2,982,025    (3,201,071)   (5,529,436)
  Withdrawal and other
   charges.....................     (244,169)      (304,157)      (79,436)      (87,945)     (210,685)     (236,059)
                                ------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (27,493,767)   (31,068,499)  (21,404,226)  (25,806,456)  (25,366,235)  (31,783,474)
                                ------------  -------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (30,256,696)   (34,279,643)   (1,065,775)  (11,896,369)   (3,415,247)  (41,197,493)

NET ASSETS
  Beginning of period..........  207,800,002    242,079,645   230,380,167   242,276,536   188,372,823   229,570,316
                                ------------  -------------  ------------  ------------  ------------  ------------
  End of period................ $177,543,306  $ 207,800,002  $229,314,392  $230,380,167  $184,957,576  $188,372,823
                                ============  =============  ============  ============  ============  ============

  Beginning units..............  171,806,696    198,480,050   102,709,902   114,525,756   103,849,001   120,852,569
                                ------------  -------------  ------------  ------------  ------------  ------------
  Units issued.................   44,658,576     90,308,372     4,963,162     8,196,841     2,382,008     2,973,594
  Units redeemed...............  (67,156,853)  (116,981,726)  (14,006,708)  (20,012,695)  (15,368,885)  (19,977,162)
                                ------------  -------------  ------------  ------------  ------------  ------------
  Ending units.................  149,308,419    171,806,696    93,666,356   102,709,902    90,862,124   103,849,001
                                ============  =============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL FLEXIBLE MANAGED   PRUDENTIAL CONSERVATIVE       PRUDENTIAL VALUE       PRUDENTIAL HIGH YIELD BOND
        PORTFOLIO               BALANCED PORTFOLIO              PORTFOLIO                   PORTFOLIO
--------------------------   ------------------------  --------------------------  --------------------------
 01/01/2012     01/01/2011    01/01/2012   01/01/2011   01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO             TO            TO           TO           TO            TO            TO            TO
 12/31/2012     12/31/2011    12/31/2012   12/31/2011   12/31/2012    12/31/2011    12/31/2012    12/31/2011
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
$    72,846    $    82,760   $   140,790  $   193,067  $ (1,541,613) $ (1,623,761) $ 11,872,548  $ 13,926,798

          0              0             0            0             0             0             0             0

     21,651       (151,930)      323,377      185,786    (4,043,300)   (5,024,689)        1,052    (1,523,153)

  1,448,626        480,056     1,415,793      284,079    40,060,312   (14,627,047)   14,429,761    (4,105,143)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

  1,543,123        410,886     1,879,960      662,932    34,475,399   (21,275,497)   26,303,361     8,298,502
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

     26,229         27,795        35,297       60,104     1,009,063       878,969       689,985       781,928
    (52,595)       (81,671)      (60,218)     (35,408)   (1,126,016)     (919,326)     (976,907)     (802,983)

 (1,289,182)    (1,708,814)   (2,392,411)  (2,862,479)  (32,813,037)  (40,494,144)  (27,089,263)  (31,041,271)

   (299,371)        88,468       (92,652)     (87,592)   (7,203,784)   (7,886,251)   (2,110,172)   (1,963,851)

       (136)             0          (138)           0      (475,238)     (541,218)     (333,500)     (363,536)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

 (1,615,055)    (1,674,222)   (2,510,122)  (2,925,375)  (40,609,012)  (48,961,970)  (29,819,857)  (33,389,713)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

    (71,932)    (1,263,336)     (630,162)  (2,262,443)   (6,133,613)  (70,237,467)   (3,516,496)  (25,091,211)

 13,558,866     14,822,202    20,228,188   22,490,631   283,060,593   353,298,060   219,330,891   244,422,102
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
$13,486,934    $13,558,866   $19,598,026  $20,228,188  $276,926,980  $283,060,593  $215,814,395  $219,330,891
===========    ===========   ===========  ===========  ============  ============  ============  ============

  7,096,022      7,981,886    10,584,191   12,139,774   154,554,980   180,227,613    59,815,434    67,908,416
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
     98,925        221,204        86,362      323,214     3,910,043     6,929,950     3,528,656     5,563,797
   (881,667)    (1,107,068)   (1,321,955)  (1,878,797)  (24,925,116)  (32,602,583)   (9,698,059)  (13,656,779)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
  6,313,280      7,096,022     9,348,598   10,584,191   133,539,907   154,554,980    53,646,031    59,815,434
===========    ===========   ===========  ===========  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                  SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                PRUDENTIAL NATURAL RESOURCES   PRUDENTIAL STOCK INDEX        PRUDENTIAL GLOBAL
                                        PORTFOLIO                     PORTFOLIO                  PORTFOLIO
                                ---------------------------  --------------------------  -------------------------
                                 01/01/2012     01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
                                     TO             TO            TO            TO            TO           TO
                                 12/31/2012     12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
                                 -----------   -----------   ------------  ------------  -----------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (83,954)   $  (158,934)  $    611,058  $    400,627  $    75,233  $     59,822
  Capital gains distributions
   received....................     722,713              0        856,145             0            0             0
  Realized gain (loss) on
   shares redeemed.............      96,612        689,319      3,585,959        18,144     (305,871)     (402,415)
  Net change in unrealized
   gain (loss) on
   investments.................  (1,055,659)    (3,321,980)    32,077,092     1,116,285    9,095,692    (5,106,244)
                                 -----------   -----------   ------------  ------------  -----------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............    (320,288)    (2,791,595)    37,130,254     1,535,056    8,865,054    (5,448,837)
                                 -----------   -----------   ------------  ------------  -----------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................       6,449         14,459        742,400     1,255,423      238,839       298,224
  Annuity Payments.............           0        (25,630)      (962,327)   (1,104,844)    (620,738)     (171,443)
  Surrenders, withdrawals
   and death benefits..........  (1,195,795)    (1,807,865)   (29,442,098)  (33,054,110)  (6,595,180)   (7,650,241)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (420,850)    (1,084,315)    (7,134,414)   (9,926,920)  (1,249,033)   (2,330,582)
  Withdrawal and other
   charges.....................           0            (97)      (444,171)     (478,005)     (89,468)      (98,182)
                                 -----------   -----------   ------------  ------------  -----------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (1,610,196)    (2,903,448)   (37,240,610)  (43,308,456)  (8,315,580)   (9,952,224)
                                 -----------   -----------   ------------  ------------  -----------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (1,930,484)    (5,695,043)      (110,356)  (41,773,400)     549,474   (15,401,061)

NET ASSETS
  Beginning of period..........  10,005,062     15,700,105    276,320,510   318,093,910   59,072,342    74,473,403
                                 -----------   -----------   ------------  ------------  -----------  ------------
  End of period................ $ 8,074,578    $10,005,062   $276,210,154  $276,320,510  $59,621,816  $ 59,072,342
                                 ===========   ===========   ============  ============  ===========  ============

  Beginning units..............   1,344,833      1,685,027    169,900,405   197,333,999   39,339,355    45,508,675
                                 -----------   -----------   ------------  ------------  -----------  ------------
  Units issued.................      52,257         49,742      4,146,405     8,494,144    1,380,884     1,968,706
  Units redeemed...............    (268,605)      (389,936)   (25,490,353)  (35,927,738)  (6,442,816)   (8,138,026)
                                 -----------   -----------   ------------  ------------  -----------  ------------
  Ending units.................   1,128,485      1,344,833    148,556,457   169,900,405   34,277,423    39,339,355
                                 ===========   ===========   ============  ============  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL JENNISON       PRUDENTIAL SMALL CAPITALIZATION T. ROWE PRICE INTERNATIONAL T. ROWE PRICE EQUITY INCOME
         PORTFOLIO                 STOCK PORTFOLIO                 STOCK PORTFOLIO                PORTFOLIO
--------------------------    ------------------------------  --------------------------  --------------------------
 01/01/2012      01/01/2011    01/01/2012      01/01/2011      01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO              TO            TO              TO              TO            TO            TO            TO
 12/31/2012      12/31/2011    12/31/2012      12/31/2011      12/31/2012    12/31/2011    12/31/2012    12/31/2011
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
$ (3,626,357)   $ (3,397,966) $  (426,023)    $  (337,282)    $   (37,128)  $    21,572   $   497,392   $   235,726
           0               0    2,745,086         768,485               0             0             0             0
   7,556,683       4,568,260      799,734         650,646           6,086       225,904       767,223       223,476
  33,680,382      (3,189,625)   4,159,755      (1,511,159)      3,323,946    (3,615,512)    8,390,902    (1,844,140)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

  37,610,708      (2,019,331)   7,278,552        (429,310)      3,292,904    (3,368,036)    9,655,517    (1,384,938)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

     923,634         840,619      174,245         158,569          52,784        36,102       158,323        86,201
    (510,673)       (902,626)    (136,539)       (228,140)        (94,026)     (120,937)     (644,282)     (218,012)
 (29,292,040)    (33,136,742)  (5,218,916)     (6,718,773)     (1,931,089)   (2,416,571)   (6,988,633)   (6,455,185)
  (7,324,523)     (9,960,768)  (1,611,541)     (1,760,388)       (443,774)     (566,185)      293,941      (780,648)
    (334,231)       (361,490)     (17,468)        (19,169)         (7,269)       (8,881)      (26,784)      (26,905)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

 (36,537,833)    (43,521,007)  (6,810,219)     (8,567,901)     (2,423,374)   (3,076,472)   (7,207,435)   (7,394,549)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------

   1,072,875     (45,540,338)     468,333      (8,997,211)        869,530    (6,444,508)    2,448,082    (8,779,487)

 263,804,876     309,345,214   53,030,568      62,027,779      20,659,880    27,104,388    64,733,818    73,513,305
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
$264,877,751    $263,804,876  $53,498,901     $53,030,568     $21,529,410   $20,659,880   $67,181,900   $64,733,818
============    ============   ===========     ===========    ===========   ===========   ===========   ===========

 156,398,185     182,467,612   19,186,425      22,233,629      16,365,412    18,468,757    31,233,374    34,754,545
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
   4,260,537       5,319,519      594,842       1,240,309         749,073     1,330,336     1,450,299     1,540,578
 (24,070,280)    (31,388,946)  (2,856,938)     (4,287,513)     (2,515,886)   (3,433,681)   (4,616,816)   (5,061,749)
------------    ------------   -----------     -----------    -----------   -----------   -----------   -----------
 136,588,442     156,398,185   16,924,329      19,186,425      14,598,599    16,365,412    28,066,857    31,233,374
============    ============   ===========     ===========    ===========   ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                   SUBACCOUNTS
                                ---------------------------------------------------------------------------------
                                                                JANUS ASPEN JANUS         JANUS ASPEN OVERSEAS
                                 INVESCO V.I. CORE EQUITY   PORTFOLIO - INSTITUTIONAL   PORTFOLIO - INSTITUTIONAL
                                           FUND                       SHARES                     SHARES
                                --------------------------  -------------------------  --------------------------
                                 01/01/2012    01/01/2011    01/01/2012   01/01/2011    01/01/2012    01/01/2011
                                     TO            TO            TO           TO            TO            TO
                                 12/31/2012    12/31/2011    12/31/2012   12/31/2011    12/31/2012    12/31/2011
                                ------------  ------------  -----------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (388,614) $   (431,129) $  (477,879) $   (482,662) $   (685,385) $ (1,243,509)
  Capital gains distributions
   received....................            0             0      952,992             0    10,208,322     1,308,043
  Realized gain (loss) on
   shares redeemed.............    2,083,135     1,830,225     (125,204)     (782,889)    2,554,356     9,420,957
  Net change in unrealized
   gain (loss) on
   investments.................    8,487,449    (2,414,289)   8,371,136    (2,599,315)     (984,268)  (59,879,596)
                                ------------  ------------  -----------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   10,181,970    (1,015,193)   8,721,045    (3,864,866)   11,093,025   (50,394,105)
                                ------------  ------------  -----------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      205,417       219,646      112,347       216,645       107,990       240,816
  Annuity Payments.............     (848,154)     (529,470)    (211,997)     (212,300)     (465,716)     (340,422)
  Surrenders, withdrawals
   and death benefits..........   (8,356,993)   (9,924,201)  (4,580,337)   (6,198,036)   (8,877,824)  (14,935,818)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (2,453,515)   (3,003,730)  (1,154,384)   (1,829,434)   (2,802,381)   (4,402,807)
  Withdrawal and other
   charges.....................      (43,083)      (48,662)     (31,455)      (34,235)      (41,612)      (51,948)
                                ------------  ------------  -----------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (11,496,328)  (13,286,417)  (5,865,826)   (8,057,360)  (12,079,543)  (19,490,179)
                                ------------  ------------  -----------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (1,314,358)  (14,301,610)   2,855,219   (11,922,226)     (986,518)  (69,884,284)

NET ASSETS
  Beginning of period..........   86,494,336   100,795,946   52,764,624    64,686,850    96,776,335   166,660,619
                                ------------  ------------  -----------  ------------  ------------  ------------
  End of period................ $ 85,179,978  $ 86,494,336  $55,619,843  $ 52,764,624  $ 95,789,817  $ 96,776,335
                                ============  ============  ===========  ============  ============  ============

  Beginning units..............   49,252,234    56,457,217   35,341,455    40,445,401    32,274,129    37,126,904
                                ------------  ------------  -----------  ------------  ------------  ------------
  Units issued.................      614,775     1,077,054      835,941       979,438     1,544,531     2,604,859
  Units redeemed...............   (6,669,486)   (8,282,037)  (4,314,846)   (6,083,384)   (5,284,413)   (7,457,634)
                                ------------  ------------  -----------  ------------  ------------  ------------
  Ending units.................   43,197,523    49,252,234   31,862,550    35,341,455    28,534,247    32,274,129
                                ============  ============  ===========  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                        SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
                                                                                FTVIP FRANKLIN SMALL-MID CAP
MFS(R) RESEARCH SERIES -     MFS(R) GROWTH SERIES -      AMERICAN CENTURY VP        GROWTH SECURITIES
      INITIAL CLASS               INITIAL CLASS              VALUE FUND              FUND - CLASS 2
------------------------    ------------------------  ------------------------  ---------------------------
 01/01/2012     01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011   01/01/2012     01/01/2011
     TO             TO           TO           TO           TO           TO           TO             TO
 12/31/2012     12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011   12/31/2012     12/31/2011
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------
$  (106,012)   $   (99,259) $  (741,216) $  (670,531) $   126,728  $   164,880  $  (365,809)   $  (405,887)
          0              0            0            0            0            0    1,860,334              0
    528,217        274,986    1,200,185      761,229     (194,655)    (472,977)     (34,897)       (54,024)
  2,135,192       (509,887)   7,264,166     (899,566)   3,099,988      169,663      903,010     (1,307,821)
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------

  2,557,397       (334,160)   7,723,135     (808,868)   3,032,061     (138,434)   2,362,638     (1,767,732)
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------

     55,055         41,784      147,991      126,270       53,967       69,825       29,542         82,938
   (122,162)        (3,612)    (160,001)    (125,150)     (22,022)    (122,171)     (36,293)       (80,193)
 (1,934,430)    (1,867,187)  (4,622,031)  (6,022,522)  (2,412,062)  (2,363,318)  (2,271,681)    (2,994,760)
    165,341       (267,535)  (1,450,121)  (1,867,628)    (838,635)      26,025     (725,055)       (58,229)
     (8,721)        (8,329)     (28,134)     (29,999)      (8,915)     (10,038)     (11,714)       (13,115)
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------

 (1,844,917)    (2,104,879)  (6,112,296)  (7,919,029)  (3,227,667)  (2,399,677)  (3,015,201)    (3,063,359)
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------

    712,480     (2,439,039)   1,610,839   (8,727,897)    (195,606)  (2,538,111)    (652,563)    (4,831,091)

 16,927,596     19,366,635   50,594,700   59,322,597   24,680,892   27,219,003   25,731,478     30,562,569
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------
$17,640,076    $16,927,596  $52,205,539  $50,594,700  $24,485,286  $24,680,892  $25,078,915    $25,731,478
===========    ===========  ===========  ===========  ===========  ===========   ===========   ===========

 10,468,369     11,770,106   30,886,054   35,471,042   12,508,696   13,741,831   14,859,811     16,565,613
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------
    722,311        399,051      870,028    1,228,934      325,335      885,872      439,834      1,733,050
 (1,768,356)    (1,700,788)  (4,309,001)  (5,813,922)  (1,848,664)  (2,119,007)  (2,046,314)    (3,438,852)
-----------    -----------  -----------  -----------  -----------  -----------   -----------   -----------
  9,422,324     10,468,369   27,447,081   30,886,054   10,985,367   12,508,696   13,253,331     14,859,811
===========    ===========  ===========  ===========  ===========  ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------
                                                                                        ALLIANCEBERNSTEIN
                                PRUDENTIAL JENNISON 20/20                             VPS LARGE CAP GROWTH
                                     FOCUS PORTFOLIO        DAVIS VALUE PORTFOLIO       PORTFOLIO CLASS B
                                ------------------------  ------------------------  ------------------------
                                 01/01/2012   01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011
                                     TO           TO           TO           TO           TO           TO
                                 12/31/2012   12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011
                                -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  (688,370) $  (708,279) $    46,519  $  (185,623) $   (73,713) $   (67,154)
  Capital gains distributions
   received....................   1,728,644            0    1,617,612    2,217,438            0            0
  Realized gain (loss) on
   shares redeemed.............   1,526,303    1,931,010      252,071      439,402      128,319       90,011
  Net change in unrealized
   gain (loss) on
   investments.................   1,869,147   (4,069,821)   1,176,954   (4,192,170)     628,159     (292,304)
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   4,435,724   (2,847,090)   3,093,156   (1,720,953)     682,765     (269,447)
                                -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      54,833      191,582       11,012       38,707        4,303       28,894
  Annuity Payments.............    (136,013)     (94,016)    (135,994)    (125,347)     (83,828)     (38,340)
  Surrenders, withdrawals
   and death benefits..........  (4,933,771)  (4,566,566)  (2,943,158)  (3,139,325)    (560,500)    (519,478)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (578,337)    (729,000)  (1,404,128)    (854,802)     701,563      136,912
  Withdrawal and other
   charges.....................     (19,127)     (20,133)      (9,461)     (11,112)      (1,973)      (2,343)
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (5,612,415)  (5,218,133)  (4,481,729)  (4,091,879)      59,565     (394,355)
                                -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (1,176,691)  (8,065,223)  (1,388,573)  (5,812,832)     742,330     (663,802)

NET ASSETS
  Beginning of period..........  48,159,599   56,224,822   28,266,090   34,078,922    4,531,724    5,195,526
                                -----------  -----------  -----------  -----------  -----------  -----------
  End of period................ $46,982,908  $48,159,599  $26,877,517  $28,266,090  $ 5,274,054  $ 4,531,724
                                ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units..............  29,075,628   32,077,679   27,280,316   31,082,791    7,628,132    8,340,614
                                -----------  -----------  -----------  -----------  -----------  -----------
  Units issued.................   1,936,029    3,740,387      476,324    1,074,079    1,898,769    1,368,372
  Units redeemed...............  (5,100,240)  (6,742,438)  (4,494,580)  (4,876,554)  (1,774,281)  (2,080,854)
                                -----------  -----------  -----------  -----------  -----------  -----------
  Ending units.................  25,911,417   29,075,628   23,262,060   27,280,316    7,752,620    7,628,132
                                ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                          SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                                                 PRUDENTIAL SP
PRUDENTIAL SP SMALL CAP VALUE      JANUS ASPEN JANUS       PRUDENTIAL U.S. EMERGING   PRUDENTIAL SP INTERNATIONAL
         PORTFOLIO             PORTFOLIO - SERVICE SHARES      GROWTH PORTFOLIO            GROWTH PORTFOLIO
----------------------------   ------------------------   --------------------------  -------------------------
 01/01/2012      01/01/2011     01/01/2012    01/01/2011   01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO              TO             TO            TO           TO            TO            TO            TO
 12/31/2012      12/31/2011     12/31/2012    12/31/2011   12/31/2012    12/31/2011    12/31/2012    12/31/2011
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------
$ (1,185,286)   $ (1,051,926)  $  (136,725)  $  (151,471) $ (1,564,440) $ (1,454,313) $  (416,940)  $   (145,811)

           0               0       192,952             0     9,152,392     1,223,782            0              0

   1,336,669         552,718       475,134       458,378     4,243,995     4,329,371   (2,365,372)    (3,058,173)

  13,588,234      (4,213,004)    1,181,907    (1,136,482)    6,602,451    (2,602,784)  10,740,720     (5,328,824)
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------

  13,739,617      (4,712,212)    1,713,268      (829,575)   18,434,398     1,496,056    7,958,408     (8,532,808)
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------

     276,918         302,414        39,915        49,159       305,857       400,309      248,843        126,007
    (216,837)       (241,728)       (4,387)       (6,316)     (280,692)     (394,353)     (81,845)       (85,864)

 (12,584,478)    (13,989,963)   (1,519,079)   (1,964,355)  (15,884,843)  (20,212,727)  (4,861,333)    (6,518,118)

  (3,881,605)     (4,683,943)     (165,119)     (368,371)   (5,432,697)   (8,150,159)  (1,953,836)    (1,737,718)
    (296,384)       (326,400)      (35,750)      (39,612)     (384,133)     (425,214)    (120,213)      (138,151)
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------

 (16,702,386)    (18,939,620)   (1,684,420)   (2,329,495)  (21,676,508)  (28,782,144)  (6,768,384)    (8,353,844)
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------

  (2,962,769)    (23,651,832)       28,848    (3,159,070)   (3,242,110)  (27,286,088)   1,190,024    (16,886,652)

 103,380,990     127,032,822    10,839,280    13,998,350   128,003,204   155,289,292   41,591,579     58,478,231
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------
$100,418,221    $103,380,990   $10,868,128   $10,839,280  $124,761,094  $128,003,204  $42,781,603   $ 41,591,579
============    ============   ===========   ===========  ============  ============  ===========   ============

  62,060,033      72,892,210    11,018,784    13,322,774    69,627,130    84,601,871   35,231,858     41,903,584
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------
   1,465,632       3,850,151       427,897       456,056     2,419,226     4,536,583    1,519,705      2,686,430
 (10,703,347)    (14,682,328)   (1,920,988)   (2,760,046)  (12,678,954)  (19,511,324)  (6,644,074)    (9,358,156)
------------    ------------   -----------   -----------  ------------  ------------  -----------   ------------
  52,822,318      62,060,033     9,525,693    11,018,784    59,367,402    69,627,130   30,107,489     35,231,858
============    ============   ===========   ===========  ============  ============  ===========   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                PRUDENTIAL SP INTERNATIONAL      AST GOLDMAN SACHS         AST AMERICAN CENTURY
                                     VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO  INCOME & GROWTH PORTFOLIO
                                -------------------------   --------------------------  -------------------------
                                 01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2012    12/31/2011    12/31/2012    12/31/2011   05/04/2012**   12/31/2011
                                -----------   ------------  ------------  ------------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $   405,637   $    420,732  $   (570,419) $   (445,262) $   (608,699) $  (416,971)
  Capital gains distributions
   received....................           0              0             0             0             0            0
  Realized gain (loss) on
   shares redeemed.............  (2,445,150)    (2,654,708)    1,638,560    (6,037,352)   10,670,940   (1,401,039)
  Net change in unrealized
   gain (loss) on
   investments.................   7,610,922     (4,763,625)   16,754,686    (4,702,899)   (3,042,526)    (851,129)
                                -----------   ------------  ------------  ------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   5,571,409     (6,997,601)   17,822,827   (11,185,513)    7,019,715   (2,669,139)
                                -----------   ------------  ------------  ------------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     176,105        172,141    22,671,697    49,003,657    15,419,352   35,975,232
  Annuity Payments.............     (76,361)       (74,526)       (1,393)         (779)            0         (284)
  Surrenders, withdrawals
   and death benefits..........  (5,190,690)    (6,437,172)   (2,716,505)   (1,313,896)     (960,240)  (2,005,800)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (627,137)    (1,225,425)   23,511,035   (10,280,925)  (95,178,659)  (3,283,831)
  Withdrawal and other
   charges.....................    (126,180)      (149,951)   (1,156,125)     (462,473)     (288,467)    (392,383)
                                -----------   ------------  ------------  ------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (5,844,263)    (7,714,933)   42,308,709    36,945,584   (81,008,014)  30,292,934
                                -----------   ------------  ------------  ------------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    (272,854)   (14,712,534)   60,131,536    25,760,071   (73,988,299)  27,623,795

NET ASSETS
  Beginning of period..........  39,900,534     54,613,068    86,331,576    60,571,505    73,988,299   46,364,504
                                -----------   ------------  ------------  ------------  ------------  -----------
  End of period................ $39,627,680   $ 39,900,534  $146,463,112  $ 86,331,576  $          0  $73,988,299
                                ===========   ============  ============  ============  ============  ===========

  Beginning units..............  29,946,196     35,175,295     9,454,926     6,153,488     6,969,587    4,546,974
                                -----------   ------------  ------------  ------------  ------------  -----------
  Units issued.................   1,674,051      3,035,572     9,759,391    12,237,351     4,480,009    9,203,882
  Units redeemed...............  (5,783,024)    (8,264,671)   (5,859,711)   (8,935,913)  (11,449,596)  (6,781,269)
                                -----------   ------------  ------------  ------------  ------------  -----------
  Ending units.................  25,837,223     29,946,196    13,354,606     9,454,926             0    6,969,587
                                ===========   ============  ============  ============  ============  ===========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD    AST COHEN & STEERS REALTY    AST J.P. MORGAN STRATEGIC      AST BLACKROCK VALUE
     STRATEGIES PORTFOLIO                  PORTFOLIO             OPPORTUNITIES PORTFOLIO            PORTFOLIO
------------------------------    --------------------------  ----------------------------  -------------------------
  01/01/2012        01/01/2011     01/01/2012    01/01/2011     01/01/2012     01/01/2011    01/01/2012    01/01/2011
      TO                TO             TO            TO             TO             TO            TO            TO
  12/31/2012        12/31/2011     12/31/2012    12/31/2011     12/31/2012     12/31/2011    12/31/2012    12/31/2011
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------
$    4,622,176    $   (1,765,289) $   (589,396) $   (837,150) $   (3,010,743) $ (6,092,913) $   (573,038) $  (367,056)
             0        13,873,907             0             0               0             0             0            0
     9,326,359       (31,440,539)    2,735,354    (4,779,918)      8,666,923     3,191,430        97,410   (4,626,800)
   135,323,195      (110,292,703)   11,625,507     1,709,260      79,861,286   (22,030,615)    8,663,040     (314,958)
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------

   149,271,730      (129,624,624)   13,771,465    (3,907,808)     85,517,466   (24,932,098)    8,187,412   (5,308,814)
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------

   446,233,827       833,336,340    41,776,618    47,760,383     368,191,313   339,325,910    36,297,024   32,200,500
       (49,995)          (70,651)       (1,245)      (49,051)       (134,342)      (11,753)       (1,377)           0
   (30,013,549)      (19,083,412)   (3,500,451)   (2,374,621)    (27,722,532)  (17,302,354)   (2,238,367)  (1,617,819)
   231,177,619      (383,306,958)   34,966,944   (16,633,773)    139,177,140   (92,765,162)   19,509,004    7,686,589
   (18,103,327)      (10,985,821)   (1,164,036)     (537,800)     (9,170,655)   (4,962,430)     (771,000)    (213,944)
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------

   629,244,575       419,889,498    72,077,830    28,165,138     470,340,924   224,284,211    52,795,284   38,055,326
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------

   778,516,305       290,264,874    85,849,295    24,257,330     555,858,390   199,352,113    60,982,696   32,746,512

 1,453,229,080     1,162,964,206    87,242,676    62,985,346     808,699,475   609,347,362    54,138,903   21,392,391
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------
$2,231,745,385    $1,453,229,080  $173,091,971  $ 87,242,676  $1,364,557,865  $808,699,475  $115,121,599  $54,138,903
==============    ==============  ============  ============  ==============  ============  ============  ===========

   141,598,371       107,549,779     7,109,028     5,413,486      76,238,767    56,172,490     5,453,622    2,188,804
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------
   140,544,222       161,763,835    11,885,680    11,121,959      68,738,678    64,235,420     9,860,163    8,998,032
   (83,140,784)     (127,715,243)   (6,548,673)   (9,426,417)    (26,320,758)  (44,169,143)   (5,090,960)  (5,733,214)
--------------    --------------  ------------  ------------  --------------  ------------  ------------  -----------
   199,001,809       141,598,371    12,446,035     7,109,028     118,656,687    76,238,767    10,222,825    5,453,622
==============    ==============  ============  ============  ==============  ============  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                                             AST FEDERATED AGGRESSIVE       AST MID-CAP VALUE
                                 AST HIGH YIELD PORTFOLIO        GROWTH PORTFOLIO               PORTFOLIO
                                --------------------------  --------------------------  ------------------------
                                 01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
                                     TO            TO            TO            TO            TO           TO
                                 12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
                                ------------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  6,723,376  $  4,911,060  $ (1,627,921) $   (818,255) $  (793,350) $  (436,346)
  Capital gains distributions
   received....................            0             0             0             0      238,963            0
  Realized gain (loss) on
   shares redeemed.............    1,554,007    (1,792,319)    1,721,094    (9,712,881)   1,209,385   (2,291,849)
  Net change in unrealized
   gain (loss) on
   investments.................    9,279,155    (3,142,457)   10,774,462    (9,395,968)   7,019,423   (3,243,340)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   17,556,538       (23,716)   10,867,635   (19,927,104)   7,674,421   (5,971,535)
                                ------------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................   51,745,641    48,033,624    26,943,664    27,072,834   16,576,879   24,456,906
  Annuity Payments.............            0        (3,884)      (61,238)       (5,390)           0      (18,251)
  Surrenders, withdrawals
   and death benefits..........   (5,660,107)   (3,038,293)   (2,801,087)   (1,573,726)  (1,237,130)    (914,772)
  Net transfers between
   other subaccounts or
   fixed rate option...........   42,436,081    (6,866,588)   22,380,781    13,796,160   11,759,726   (8,514,304)
  Withdrawal and other
   charges.....................   (1,257,863)     (562,777)     (816,913)     (417,988)    (528,842)    (260,582)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   87,263,752    37,562,082    45,645,207    38,871,890   26,570,633   14,748,997
                                ------------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  104,820,290    37,538,366    56,512,842    18,944,786   34,245,054    8,777,462

NET ASSETS
  Beginning of period..........  107,095,346    69,556,980    59,776,807    40,832,021   39,678,934   30,901,472
                                ------------  ------------  ------------  ------------  -----------  -----------
  End of period................ $211,915,636  $107,095,346  $116,289,649  $ 59,776,807  $73,923,988  $39,678,934
                                ============  ============  ============  ============  ===========  ===========

  Beginning units..............    9,601,679     6,242,860     5,924,650     3,502,874    3,654,808    2,712,491
                                ------------  ------------  ------------  ------------  -----------  -----------
  Units issued.................   15,569,297    12,647,564    10,501,234    11,939,382    5,648,002    5,971,358
  Units redeemed...............   (8,102,043)   (9,288,745)   (6,607,633)   (9,517,606)  (3,452,686)  (5,029,041)
                                ------------  ------------  ------------  ------------  -----------  -----------
  Ending units.................   17,068,933     9,601,679     9,818,251     5,924,650    5,850,124    3,654,808
                                ============  ============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                           SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
   AST SMALL-CAP VALUE         AST GOLDMAN SACHS         AST GOLDMAN SACHS MID-CAP      AST LARGE-CAP VALUE
        PORTFOLIO         CONCENTRATED GROWTH PORTFOLIO      GROWTH PORTFOLIO                PORTFOLIO
------------------------  ----------------------------  --------------------------  --------------------------
 01/01/2012   01/01/2011   01/01/2012     01/01/2011     01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO           TO           TO             TO             TO            TO            TO            TO
 12/31/2012   12/31/2011   12/31/2012     12/31/2011     12/31/2012    12/31/2011    12/31/2012    12/31/2011
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

$  (826,541) $  (526,670) $ (1,339,810)  $ (1,018,944)  $ (2,577,001) $ (1,775,403) $  3,318,026  $   (286,744)

          0            0             0              0     15,280,871     6,085,586             0             0

  1,187,975   (2,091,081)    2,905,946         55,282      2,013,782    (7,118,478)     (909,662)   (4,568,054)

  7,590,191   (4,159,165)   10,352,150     (6,320,145)     4,227,579   (10,861,651)   19,816,265      (819,842)
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

  7,951,625   (6,776,916)   11,918,286     (7,283,807)    18,945,231   (13,669,946)   22,224,629    (5,674,640)
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------


 15,048,235   20,327,321    24,233,558     25,612,257     41,474,771    52,176,656    84,374,698    38,959,343
    (22,199)     (17,562)            0           (996)             0       (13,140)      (80,874)      (86,993)

 (1,843,920)  (1,908,424)   (2,439,819)    (2,041,859)    (3,267,659)   (2,443,845)   (6,356,249)   (6,367,567)

  7,586,863   (7,870,116)   23,312,412    (20,337,365)    33,566,731   (30,926,137)   32,993,785     4,925,802

   (485,200)    (251,714)     (760,936)      (449,837)    (1,291,227)     (684,007)   (1,683,654)     (321,405)
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

 20,283,779   10,279,505    44,345,215      2,782,200     70,482,616    18,109,527   109,247,706    37,109,180
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

 28,235,404    3,502,589    56,263,501     (4,501,607)    89,427,847     4,439,581   131,472,335    31,434,540

 45,405,237   41,902,648    58,548,236     63,049,843     93,020,418    88,580,837   105,205,533    73,770,993
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------
$73,640,641  $45,405,237  $114,811,737   $ 58,548,236   $182,448,265  $ 93,020,418  $236,677,868  $105,205,533
===========  ===========  ============   ============   ============  ============  ============  ============

  4,291,191    3,661,163     5,660,773      5,726,803      8,275,740     7,399,862    12,016,442     8,210,451
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------
  5,354,328    5,647,150     8,792,110      6,917,515     13,657,951    12,869,263    16,457,698     8,900,083
 (3,642,467)  (5,017,122)   (4,967,251)    (6,983,545)    (7,977,346)  (11,993,385)   (5,489,678)   (5,094,092)
-----------  -----------  ------------   ------------   ------------  ------------  ------------  ------------
  6,003,052    4,291,191     9,485,632      5,660,773     13,956,345     8,275,740    22,984,462    12,016,442
===========  ===========  ============   ============   ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                AST LORD ABBETT CORE FIXED  AST MARSICO CAPITAL GROWTH       AST MFS GROWTH
                                     INCOME PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                --------------------------  --------------------------  ------------------------
                                 01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
                                     TO            TO            TO            TO            TO           TO
                                 12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
                                ------------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,460,928) $   (437,361) $ (2,077,255) $ (1,661,802) $  (896,568) $  (415,225)
  Capital gains distributions
   received....................   10,589,180             0             0             0            0            0
  Realized gain (loss) on
   shares redeemed.............    2,648,826     2,223,162     3,364,048    (1,571,416)   1,714,991      (92,841)
  Net change in unrealized
   gain (loss) on
   investments.................    4,134,588     5,151,208    11,097,099    (6,299,604)   5,500,044   (1,865,905)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   15,911,666     6,937,009    12,383,892    (9,532,822)   6,318,467   (2,373,971)
                                ------------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................  189,409,377   117,462,662    47,728,849    57,454,010   21,851,049   14,742,856
  Annuity Payments.............      (13,368)       (4,121)      (26,189)      (19,408)           0            0
  Surrenders, withdrawals
   and death benefits..........  (14,215,554)   (5,038,422)   (5,739,551)   (5,371,138)  (1,593,214)  (1,117,920)
  Net transfers between
   other subaccounts or
   fixed rate option...........   80,450,313    76,255,647    24,974,052   (23,306,496)  14,749,034   (5,342,908)
  Withdrawal and other
   charges.....................   (3,861,151)     (473,044)   (1,396,777)     (672,685)    (518,477)    (212,546)
                                ------------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  251,769,617   188,202,722    65,540,384    28,084,283   34,488,392    8,069,482
                                ------------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  267,681,283   195,139,731    77,924,276    18,551,461   40,806,859    5,695,511

NET ASSETS
  Beginning of period..........  245,854,864    50,715,133   117,840,825    99,289,364   33,300,548   27,605,037
                                ------------  ------------  ------------  ------------  -----------  -----------
  End of period................ $513,536,147  $245,854,864  $195,765,101  $117,840,825  $74,107,407  $33,300,548
                                ============  ============  ============  ============  ===========  ===========

  Beginning units..............   20,912,041     4,379,205    11,182,192     9,228,317    3,218,197    2,603,376
                                ------------  ------------  ------------  ------------  -----------  -----------
  Units issued.................   40,437,578    25,844,630    13,170,771    13,485,414    6,379,468    4,051,956
  Units redeemed...............  (18,289,624)   (9,311,794)   (7,414,096)  (11,531,539)  (3,288,276)  (3,437,135)
                                ------------  ------------  ------------  ------------  -----------  -----------
  Ending units.................   43,059,995    20,912,041    16,938,867    11,182,192    6,309,389    3,218,197
                                ============  ============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
   AST NEUBERGER BERMAN        AST NEUBERGER BERMAN/LSV   AST PIMCO LIMITED MATURITY   AST T. ROWE PRICE EQUITY
 MID-CAP GROWTH PORTFOLIO       MID-CAP VALUE PORTFOLIO         BOND PORTFOLIO             INCOME PORTFOLIO
--------------------------    --------------------------  --------------------------  -------------------------
 01/01/2012      01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO              TO            TO            TO            TO            TO            TO            TO
 12/31/2012      12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------
$ (2,509,306)   $ (1,538,448) $   (926,985) $   (683,195) $   (996,527) $ (1,069,129) $ (1,645,896) $  (258,075)
           0               0             0             0     5,802,893     2,107,308             0            0
   3,329,132         (16,785)    2,292,364    (5,513,425)       12,510      (430,496)    1,249,475   (2,322,679)
  10,508,566      (5,915,307)   13,563,227    (6,465,566)      766,456       (43,486)   16,518,203   (2,157,358)
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------

  11,328,392      (7,470,540)   14,928,606   (12,662,186)    5,585,332       564,197    16,121,782   (4,738,112)
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------

  59,476,491      62,217,195    28,596,931    46,536,831    47,482,300    63,799,009    86,246,241   26,011,071
           0            (990)      (10,914)       (6,057)     (136,765)      (31,083)       (7,586)           0
  (3,741,138)     (2,061,611)   (3,493,059)   (2,647,594)  (11,552,219)  (10,828,361)   (2,294,138)  (1,054,509)
  26,528,030     (15,981,311)   16,267,689   (22,194,283)   14,682,186     8,341,377    54,089,540   (9,633,674)
  (1,462,916)       (539,513)   (1,032,643)     (608,799)   (1,366,776)     (662,038)   (1,396,127)    (329,735)
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------

  80,800,467      43,633,770    40,328,004    21,080,098    49,108,726    60,618,904   136,637,930   14,993,153
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------

  92,128,859      36,163,230    55,256,610     8,417,912    54,694,058    61,183,101   152,759,712   10,255,041

 100,644,730      64,481,500    86,810,030    78,392,118   164,142,598   102,959,497    53,933,489   43,678,448
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------
$192,773,589    $100,644,730  $142,066,640  $ 86,810,030  $218,836,656  $164,142,598  $206,693,201  $53,933,489
============    ============  ============  ============  ============  ============  ============  ===========

   8,614,440       5,335,094     8,186,522     7,173,550    15,356,638     9,358,496     5,793,434    4,615,182
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------
  14,009,027      13,577,914    10,271,837    12,333,462    14,355,651    15,646,583    18,697,987    6,741,661
  (7,165,234)    (10,298,568)   (6,840,613)  (11,320,490)   (9,594,240)   (9,648,441)   (5,449,287)  (5,563,409)
------------    ------------  ------------  ------------  ------------  ------------  ------------  -----------
  15,458,233       8,614,440    11,617,746     8,186,522    20,118,049    15,356,638    19,042,134    5,793,434
============    ============  ============  ============  ============  ============  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                     SUBACCOUNTS
                                ------------------------------------------------------------------------------------
                                 AST QMA US EQUITY ALPHA   AST T. ROWE PRICE NATURAL      AST T. ROWE PRICE ASSET
                                        PORTFOLIO             RESOURCES PORTFOLIO          ALLOCATION PORTFOLIO
                                ------------------------  --------------------------  ------------------------------
                                 01/01/2012   01/01/2011   01/01/2012    01/01/2011     01/01/2012      01/01/2011
                                     TO           TO           TO            TO             TO              TO
                                 12/31/2012   12/31/2011   12/31/2012    12/31/2011     12/31/2012      12/31/2011
                                -----------  -----------  ------------  ------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (491,911) $  (239,155) $ (3,729,343) $ (2,933,854) $  (17,712,541) $  (12,239,134)
  Capital gains distributions
   received....................           0            0             0             0      29,797,616               0
  Realized gain (loss) on
   shares redeemed.............   1,271,664     (734,646)  (10,768,110)  (21,424,084)     32,392,553     (23,561,430)
  Net change in unrealized
   gain (loss) on
   investments.................   5,136,374     (318,308)   14,469,280   (42,683,044)    321,836,198     (45,536,830)
                                -----------  -----------  ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   5,916,127   (1,292,109)      (28,173)  (67,040,982)    366,313,826     (81,337,394)
                                -----------  -----------  ------------  ------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................  15,357,182   12,314,263    57,180,805   125,329,516   1,777,561,525   1,366,449,922
  Annuity Payments.............           0         (850)     (129,540)      (73,128)        (83,189)       (324,528)
  Surrenders, withdrawals
   and death benefits..........  (1,099,739)    (974,519)  (10,171,768)   (9,583,248)    (71,972,651)    (36,288,762)
  Net transfers between
   other subaccounts or
   fixed rate option...........  19,949,983   (1,060,622)   48,533,851   (63,438,016)    621,085,384    (342,122,960)
  Withdrawal and other
   charges.....................    (424,029)    (147,478)   (2,319,813)   (1,562,649)    (34,633,206)    (14,390,187)
                                -----------  -----------  ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  33,783,397   10,130,794    93,093,535    50,672,475   2,291,957,863     973,323,485
                                -----------  -----------  ------------  ------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  39,699,524    8,838,685    93,065,362   (16,368,507)  2,658,271,689     891,986,091

NET ASSETS
  Beginning of period..........  27,992,365   19,153,680   220,749,203   237,117,710   2,473,645,387   1,581,659,296
                                -----------  -----------  ------------  ------------  --------------  --------------
  End of period................ $67,691,889  $27,992,365  $313,814,565  $220,749,203  $5,131,917,076  $2,473,645,387
                                ===========  ===========  ============  ============  ==============  ==============

  Beginning units..............   2,688,164    1,934,062    21,580,986    18,819,743     229,101,436     146,125,937
                                -----------  -----------  ------------  ------------  --------------  --------------
  Units issued.................   5,569,338    3,425,804    28,578,387    32,314,613     296,621,019     245,354,653
  Units redeemed...............  (2,830,821)  (2,671,702)  (19,301,294)  (29,553,370)    (98,643,132)   (162,379,154)
                                -----------  -----------  ------------  ------------  --------------  --------------
  Ending units.................   5,426,681    2,688,164    30,858,079    21,580,986     427,079,323     229,101,436
                                ===========  ===========  ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
   AST MFS GLOBAL EQUITY      AST JPMORGAN INTERNATIONAL   AST T. ROWE PRICE GLOBAL    AST WELLINGTON MANAGEMENT
         PORTFOLIO                 EQUITY PORTFOLIO             BOND PORTFOLIO          HEDGED EQUITY PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2012      01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO              TO            TO            TO            TO            TO            TO            TO
 12/31/2012      12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012    12/31/2011
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

$   (872,995)   $ (1,008,835) $     24,430  $   (278,386) $  1,302,556  $    801,976  $ (6,505,327) $ (2,596,113)

           0               0             0             0     2,660,446       669,467             0             0

   2,229,602      (3,065,557)      (12,503)   (8,244,379)       63,533       353,711     2,933,534    (1,567,286)

  22,990,310      (6,204,187)   21,686,262   (11,089,319)    1,446,493      (362,314)   35,274,370    (8,905,749)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  24,346,917     (10,278,579)   21,698,189   (19,612,084)    5,473,028     1,462,840    31,702,577   (13,069,148)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------


  49,351,008      48,630,665    27,471,508    46,028,814    55,300,879    51,141,725   242,436,880   122,860,736
           0         (28,507)            0             0       (72,805)     (100,113)      (73,481)     (291,402)
  (3,302,440)     (1,927,519)   (2,755,289)   (2,276,672)   (5,063,628)   (3,211,076)  (16,395,153)  (11,080,745)

  31,806,750     (15,603,046)   23,600,443   (23,340,361)   28,434,448    (5,680,313)   84,396,476    16,310,286

  (1,204,454)       (579,797)   (1,105,284)     (696,995)   (1,416,264)     (556,889)   (3,501,831)     (672,530)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

  76,650,864      30,491,796    47,211,378    19,714,786    77,182,630    41,593,334   306,862,891   127,126,345
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------

 100,997,781      20,213,217    68,909,567       102,702    82,655,658    43,056,174   338,565,468   114,057,197

  87,581,103      67,367,886    90,597,501    90,494,799   113,538,785    70,482,611   265,955,531   151,898,334
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
$188,578,884    $ 87,581,103  $159,507,068  $ 90,597,501  $196,194,443  $113,538,785  $604,520,999  $265,955,531
============    ============  ============  ============  ============  ============  ============  ============

   8,288,403       6,014,635     9,784,710     8,841,943    10,425,673     6,414,856    29,415,891    15,550,715
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  14,071,540      11,677,053    12,479,300    13,180,716    13,275,011    12,203,682    46,283,187    26,361,479
  (7,287,948)     (9,403,285)   (7,927,017)  (12,237,949)   (5,912,930)   (8,192,865)  (13,660,014)  (12,496,303)
------------    ------------  ------------  ------------  ------------  ------------  ------------  ------------
  15,071,995       8,288,403    14,336,993     9,784,710    17,787,754    10,425,673    62,039,064    29,415,891
============    ============  ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                          SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------
                                   AST CAPITAL GROWTH ASSET      AST ACADEMIC STRATEGIES ASSET   AST BALANCED ASSET ALLOCATION
                                     ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO                  PORTFOLIO
                                ------------------------------  ------------------------------  ------------------------------
                                  01/01/2012      01/01/2011      01/01/2012      01/01/2011      01/01/2012      01/01/2011
                                      TO              TO              TO              TO              TO              TO
                                  12/31/2012      12/31/2011      12/31/2012      12/31/2011      12/31/2012      12/31/2011
                                --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (37,516,710) $  (42,019,186) $  (27,378,689) $  (33,379,568) $  (35,236,378) $  (39,196,878)
  Capital gains distributions
   received....................              0               0               0               0     136,031,447               0
  Realized gain (loss) on
   shares redeemed.............     60,264,387     (16,206,064)     37,841,906     (21,159,293)     55,991,008      28,966,827
  Net change in unrealized
   gain (loss) on
   investments.................    339,364,006    (207,253,142)    303,989,656    (155,056,758)    253,561,113    (179,039,480)
                                --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............    362,111,683    (265,478,392)    314,452,873    (209,595,619)    410,347,190    (189,269,531)
                                --------------  --------------  --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    828,375,922   1,024,782,927     675,643,842   1,060,310,000   1,002,789,495   1,120,558,937
  Annuity Payments.............       (468,592)        (34,614)       (275,104)        (54,777)     (2,160,650)     (1,652,150)
  Surrenders, withdrawals
   and death benefits..........    (88,686,255)    (77,251,951)    (93,816,331)    (75,450,434)   (182,897,887)   (167,162,173)
  Net transfers between
   other subaccounts or
   fixed rate option...........    486,054,303    (870,888,167)    313,897,555    (571,845,510)    462,396,752    (516,151,435)
  Withdrawal and other
   charges.....................    (28,719,416)    (18,936,710)    (26,452,852)    (16,585,901)    (34,821,752)    (20,900,183)
                                --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  1,196,555,962      57,671,485     868,997,110     396,373,378   1,245,305,958     414,692,996
                                --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  1,558,667,645    (207,806,907)  1,183,449,983     186,777,759   1,655,653,148     225,423,465

NET ASSETS
  Beginning of period..........  2,893,895,218   3,101,702,125   2,725,760,213   2,538,982,454   3,548,073,243   3,322,649,778
                                --------------  --------------  --------------  --------------  --------------  --------------
  End of period................ $4,452,562,863  $2,893,895,218  $3,909,210,196  $2,725,760,213  $5,203,726,391  $3,548,073,243
                                ==============  ==============  ==============  ==============  ==============  ==============

  Beginning units..............    287,988,840     297,588,583     269,021,934     241,208,278     339,582,149     308,411,300
                                --------------  --------------  --------------  --------------  --------------  --------------
  Units issued.................    262,554,827     249,637,970     198,864,851     217,981,554     230,571,768     235,969,405
  Units redeemed...............   (156,550,116)   (259,237,713)   (120,789,490)   (190,167,898)   (118,820,451)   (204,798,556)
                                --------------  --------------  --------------  --------------  --------------  --------------
  Ending units.................    393,993,551     287,988,840     347,097,295     269,021,934     451,333,466     339,582,149
                                ==============  ==============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                                      AST FIRST TRUST CAPITAL
    AST PRESERVATION ASSET        AST FIRST TRUST BALANCED TARGET       APPRECIATION TARGET           AST ADVANCED STRATEGIES
     ALLOCATION PORTFOLIO                    PORTFOLIO                       PORTFOLIO                       PORTFOLIO
------------------------------    ------------------------------  ------------------------------  ------------------------------
  01/01/2012        01/01/2011      01/01/2012      01/01/2011      01/01/2012      01/01/2011      01/01/2012      01/01/2011
      TO                TO              TO              TO              TO              TO              TO              TO
  12/31/2012        12/31/2011      12/31/2012      12/31/2011      12/31/2012      12/31/2011      12/31/2012      12/31/2011
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
$  (23,432,317)   $  (21,174,511) $    3,887,725  $      339,012  $   (9,203,030) $   (8,954,803) $  (13,406,843) $  (13,398,739)
   202,805,107                 0               0               0               0               0      10,698,188               0
    22,398,416        27,118,606      10,191,212     (23,367,311)     16,761,219     (60,826,394)     31,428,121     (18,773,736)
    73,823,567       (41,348,326)    127,264,222     (65,186,924)    174,991,851    (165,228,575)    278,376,605     (76,239,653)
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

   275,594,773       (35,404,231)    141,343,159     (88,215,223)    182,550,040    (235,009,772)    307,096,071    (108,412,128)
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

 1,048,759,017       913,541,256     728,600,453     715,533,090     805,337,507     959,511,469   1,337,159,721   1,173,196,706
    (2,491,241)       (1,304,838)        (65,646)           (357)        (85,451)           (334)       (118,803)         (3,071)
  (162,776,429)     (132,466,652)    (41,951,630)    (27,306,788)    (39,492,279)    (27,930,901)    (57,398,994)    (36,064,453)
   288,557,708       (72,746,815)    248,262,069    (253,929,536)    390,158,671    (580,355,383)    486,760,388    (437,156,233)
   (26,186,113)      (14,013,495)    (16,912,928)     (8,040,472)    (19,991,505)    (11,020,522)    (27,733,930)    (12,395,922)
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

 1,145,862,942       693,009,456     917,932,318     426,255,937   1,135,926,943     340,204,329   1,738,668,382     687,577,027
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------

 1,421,457,715       657,605,225   1,059,275,477     338,040,714   1,318,476,983     105,194,557   2,045,764,453     579,164,899

 2,869,172,693     2,211,567,468   1,346,839,609   1,008,798,895   1,485,878,707   1,380,684,150   2,075,519,637   1,496,354,738
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
$4,290,630,408    $2,869,172,693  $2,406,115,086  $1,346,839,609  $2,804,355,690  $1,485,878,707  $4,121,284,090  $2,075,519,637
==============    ==============  ==============  ==============  ==============  ==============  ==============  ==============

   264,390,353       199,628,107     130,049,406      95,850,727     148,843,360     131,381,152     193,663,052     137,362,458
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
   166,398,878       161,870,456     144,416,799     132,561,079     202,559,826     198,371,369     243,758,752     211,387,522
   (63,195,499)      (97,108,210)    (62,772,095)    (98,362,400)   (102,773,485)   (180,909,161)    (93,445,963)   (155,086,928)
--------------    --------------  --------------  --------------  --------------  --------------  --------------  --------------
   367,593,732       264,390,353     211,694,110     130,049,406     248,629,701     148,843,360     343,975,841     193,663,052
==============    ==============  ==============  ==============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                    SUBACCOUNTS
                                -----------------------------------------------------------------------------------
                                AST T. ROWE PRICE LARGE-CAP       AST MONEY MARKET           AST SMALL-CAP GROWTH
                                     GROWTH PORTFOLIO                 PORTFOLIO                   PORTFOLIO
                                --------------------------  ----------------------------  -------------------------
                                 01/01/2012    01/01/2011     01/01/2012     01/01/2011    01/01/2012    01/01/2011
                                     TO            TO             TO             TO            TO            TO
                                 12/31/2012    12/31/2011     12/31/2012     12/31/2011    12/31/2012    12/31/2011
                                ------------  ------------  -------------  -------------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (4,749,523) $ (3,091,621) $  (3,824,914) $  (2,987,329) $ (2,103,651) $(1,571,296)
  Capital gains distributions
   received....................            0             0              0              0             0            0
  Realized gain (loss) on
   shares redeemed.............    7,268,215    (1,308,224)             0              0     2,508,100     (451,960)
  Net change in unrealized
   gain (loss) on
   investments.................   27,292,214   (13,857,020)             0              0     8,049,866   (6,987,997)
                                ------------  ------------  -------------  -------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   29,810,906   (18,256,865)    (3,824,914)    (2,987,329)    8,454,315   (9,011,253)
                                ------------  ------------  -------------  -------------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................   79,210,524    84,639,943     88,497,121    132,143,564    29,324,616   45,239,082
  Annuity Payments.............      (52,662)      (30,734)             0              0       (23,139)           0
  Surrenders, withdrawals
   and death benefits..........   (8,644,280)   (7,268,529)  (297,122,226)  (175,207,370)   (4,295,589)  (5,021,210)
  Net transfers between
   other subaccounts or
   fixed rate option...........   63,305,292   (36,874,340)   218,075,662    154,512,075     9,393,836   (9,704,905)
  Withdrawal and other
   charges.....................   (2,306,459)   (1,134,842)    (1,548,790)      (895,077)     (939,109)    (489,227)
                                ------------  ------------  -------------  -------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  131,512,415    39,331,498      7,901,767    110,553,192    33,460,615   30,023,740
                                ------------  ------------  -------------  -------------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  161,323,321    21,074,633      4,076,853    107,565,863    41,914,930   21,012,487

NET ASSETS
  Beginning of period..........  173,496,539   152,421,906    236,146,926    128,581,063    91,234,103   70,221,616
                                ------------  ------------  -------------  -------------  ------------  -----------
  End of period................ $334,819,860  $173,496,539  $ 240,223,779  $ 236,146,926  $133,149,033  $91,234,103
                                ============  ============  =============  =============  ============  ===========

  Beginning units..............   16,189,549    13,776,574     24,015,202     12,762,620     7,585,608    5,748,993
                                ------------  ------------  -------------  -------------  ------------  -----------
  Units issued.................   24,719,510    21,040,767     64,046,095     66,184,250     9,356,968   11,121,180
  Units redeemed...............  (13,990,579)  (18,627,792)   (63,198,778)   (54,931,668)   (6,969,492)  (9,284,565)
                                ------------  ------------  -------------  -------------  ------------  -----------
  Ending units.................   26,918,480    16,189,549     24,862,519     24,015,202     9,973,084    7,585,608
                                ============  ============  =============  =============  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
    AST PIMCO TOTAL RETURN         AST INTERNATIONAL VALUE    AST INTERNATIONAL GROWTH    NVIT DEVELOPING MARKETS
        BOND PORTFOLIO                    PORTFOLIO                   PORTFOLIO                     FUND
------------------------------    -------------------------  --------------------------  -------------------------
  01/01/2012        01/01/2011     01/01/2012   01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
      TO                TO             TO           TO            TO            TO            TO           TO
  12/31/2012        12/31/2011     12/31/2012   12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------

$   17,738,505    $    2,474,087  $   276,831  $    (79,967) $   (267,131) $   (514,583) $  (215,215) $   (268,665)
    20,653,708        51,974,246            0             0             0             0            0             0

    11,411,190        (8,804,208)    (832,761)   (4,951,198)      107,009    (4,755,991)  (1,053,696)   (1,351,237)

    89,383,140       (23,889,764)   8,015,700    (5,888,431)   19,507,288    (6,418,714)   3,139,075    (3,333,373)
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------

   139,186,543        21,754,361    7,459,770   (10,919,596)   19,347,166   (11,689,288)   1,870,164    (4,953,275)
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------


   453,070,089       597,815,509   11,752,993    26,442,789    59,557,410    42,627,905       59,056        52,248
      (923,816)       (1,186,972)           0             0             0             0      (23,563)      (28,320)

   (80,849,766)      (74,088,986)  (1,075,394)     (822,124)   (1,420,110)     (720,127)  (1,363,950)   (2,071,904)

   369,973,319      (249,761,461)   9,443,618   (10,220,283)   27,932,281    (7,176,604)  (1,185,451)   (4,615,879)

   (16,107,181)       (8,492,634)    (525,771)     (323,992)   (1,363,537)     (318,470)     (42,181)      (50,348)
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------

   725,162,645       264,285,456   19,595,446    15,076,390    84,706,044    34,412,704   (2,556,089)   (6,714,203)
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------

   864,349,188       286,039,817   27,055,216     4,156,794   104,053,210    22,723,416     (685,925)  (11,667,478)

 1,518,000,524     1,231,960,707   43,195,863    39,039,069    63,232,072    40,508,656   13,856,365    25,523,843
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------
$2,382,349,712    $1,518,000,524  $70,251,079  $ 43,195,863  $167,285,282  $ 63,232,072  $13,170,440  $ 13,856,365
==============    ==============  ===========  ============  ============  ============  ===========  ============

   139,943,096       113,265,777    4,762,994     3,757,056     7,248,430     3,921,125    1,065,619     1,496,359
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------
   137,401,558       136,000,768    5,789,490     7,003,568    14,668,163     9,708,084       99,979       269,076
   (71,570,575)     (109,323,449)  (3,836,271)   (5,997,630)   (5,483,831)   (6,380,779)    (283,169)     (699,816)
--------------    --------------  -----------  ------------  ------------  ------------  -----------  ------------
   205,774,079       139,943,096    6,716,213     4,762,994    16,432,762     7,248,430      882,429     1,065,619
==============    ==============  ===========  ============  ============  ============  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                       SUBACCOUNTS
                                ----------------------------------------------------------------------------------------
                                    AST INVESTMENT GRADE BOND     AST WESTERN ASSET CORE PLUS
                                            PORTFOLIO                   BOND PORTFOLIO          AST BOND PORTFOLIO 2018
                                --------------------------------  --------------------------  --------------------------
                                   01/01/2012       01/01/2011     01/01/2012    01/01/2011    01/01/2012    01/01/2011
                                       TO               TO             TO            TO            TO            TO
                                   12/31/2012       12/31/2011     12/31/2012    12/31/2011    12/31/2012    12/31/2011
                                ---------------  ---------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (15,007,632) $   (35,999,379) $  5,633,899  $  2,414,441  $ (2,939,398) $ (1,562,019)
  Capital gains distributions
   received....................      63,330,220       57,978,969    12,073,221     3,513,277       905,416     3,364,110
  Realized gain (loss) on
   shares redeemed.............     391,554,490       (8,996,000)    2,419,429     2,248,143     3,547,152     1,219,236
  Net change in unrealized
   gain (loss) on
   investments.................     (94,205,140)     154,548,422       (24,688)    2,025,194     4,469,013     4,501,640
                                ---------------  ---------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............     345,671,938      167,532,012    20,101,861    10,201,055     5,982,183     7,522,967
                                ---------------  ---------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................              (1)               0    88,018,345   125,407,380         2,662             0
  Annuity Payments.............        (272,303)               0       (51,480)            0             0             0
  Surrenders, withdrawals
   and death benefits..........     (86,983,291)     (50,244,306)   (9,637,334)   (5,253,961)   (7,610,640)   (2,695,970)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (4,674,418,091)   7,361,610,289    64,087,358   (27,326,369)   (4,308,790)  152,617,157
  Withdrawal and other
   charges.....................     (47,021,685)     (25,511,523)   (3,206,933)   (1,632,686)      (85,637)      (10,705)
                                ---------------  ---------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (4,808,695,371)   7,285,854,460   139,209,956    91,194,364   (12,002,405)  149,910,482
                                ---------------  ---------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (4,463,023,433)   7,453,386,472   159,311,817   101,395,419    (6,020,222)  157,433,449

NET ASSETS
  Beginning of period..........   7,606,941,607      153,555,135   263,296,951   161,901,532   174,656,963    17,223,514
                                ---------------  ---------------  ------------  ------------  ------------  ------------
  End of period................ $ 3,143,918,174  $ 7,606,941,607  $422,608,768  $263,296,951  $168,636,741  $174,656,963
                                ===============  ===============  ============  ============  ============  ============

  Beginning units..............     624,194,989       11,978,281    23,998,953    15,298,556    14,702,403     1,423,064
                                ---------------  ---------------  ------------  ------------  ------------  ------------
  Units issued.................     891,936,076    1,647,509,094    30,072,880    33,133,655     5,623,872    20,485,724
  Units redeemed...............  (1,276,009,533)  (1,035,292,386)  (17,672,456)  (24,433,258)   (6,565,764)   (7,206,385)
                                ---------------  ---------------  ------------  ------------  ------------  ------------
  Ending units.................     240,121,532      624,194,989    36,399,377    23,998,953    13,760,511    14,702,403
                                ===============  ===============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                             AST GLOBAL REAL ESTATE     AST PARAMETRIC EMERGING   FRANKLIN TEMPLETON VIP FOUNDING
 AST BOND PORTFOLIO 2019            PORTFOLIO          MARKETS EQUITY PORTFOLIO        FUNDS ALLOCATION FUND
------------------------    ------------------------  --------------------------  -------------------------------
 01/01/2012     01/01/2011   01/01/2012   01/01/2011   01/01/2012    01/01/2011      01/01/2012      01/01/2011
     TO             TO           TO           TO           TO            TO              TO              TO
 12/31/2012     12/31/2011   12/31/2012   12/31/2011   12/31/2012    12/31/2011     09/21/2012**     12/31/2011
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------
$  (216,729)   $  (120,873) $  (170,900) $   204,100  $ (1,169,779) $ (1,279,778) $    31,128,930  $  (23,828,494)
  1,837,892      2,652,543            0            0     2,819,500             0                0               0
   (302,431)      (313,601)     928,253   (2,111,918)   (2,928,625)  (13,539,987)     170,592,319     (52,514,959)
   (807,520)      (503,158)   9,128,406   (2,792,256)   24,696,336   (30,211,989)     (19,805,682)    (59,183,445)
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------

    511,212      1,714,911    9,885,759   (4,700,074)   23,417,432   (45,031,754)     181,915,567    (135,526,898)
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------

          2             34   15,286,953   19,976,163    43,371,384    90,380,080      281,649,468     840,535,790
          0              0            0            0             0             0                0               0
   (723,284)    (1,000,459)    (928,338)    (338,643)   (2,502,308)   (1,615,264)     (21,002,002)    (20,954,857)
 19,025,531     (4,412,548)  20,026,859   (9,714,690)   33,959,424   (63,400,945)  (1,791,478,860)   (477,641,251)
     (6,226)        (6,393)    (454,180)    (217,513)   (1,781,116)   (1,221,160)     (12,347,494)    (10,639,733)
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------

 18,296,023     (5,419,366)  33,931,294    9,705,317    73,047,384    24,142,711   (1,543,178,888)    331,299,949
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------

 18,807,235     (3,704,455)  43,817,053    5,005,243    96,464,816   (20,889,043)  (1,361,263,321)    195,773,051

 11,027,158     14,731,613   28,411,408   23,406,165   123,992,821   144,881,864    1,361,263,321   1,165,490,270
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------
$29,834,393    $11,027,158  $72,228,461  $28,411,408  $220,457,637  $123,992,821  $             0  $1,361,263,321
===========    ===========  ===========  ===========  ============  ============  ===============  ==============

    809,058      1,228,899    2,702,253    2,119,576    13,670,484    12,639,741      136,048,705     114,431,062
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------
  2,250,306        865,272    5,318,135    4,389,933    21,085,687    22,940,141      118,863,995     175,793,466
   (732,664)    (1,285,113)  (2,549,172)  (3,807,256)  (13,847,470)  (21,909,398)    (254,912,700)   (154,175,823)
-----------    -----------  -----------  -----------  ------------  ------------  ---------------  --------------
  2,326,700        809,058    5,471,216    2,702,253    20,908,701    13,670,484                0     136,048,705
===========    ===========  ===========  ===========  ============  ============  ===============  ==============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                        SUBACCOUNTS
                                ------------------------------------------------------------------------------------------
                                     AST GOLDMAN SACHS           AST SCHRODERS GLOBAL           AST CLS MODERATE ASSET
                                 SMALL-CAP VALUE PORTFOLIO        TACTICAL PORTFOLIO             ALLOCATION PORTFOLIO
                                --------------------------  ------------------------------  ------------------------------
                                 01/01/2012    01/01/2011     01/01/2012      01/01/2011      01/01/2012      01/01/2011
                                     TO            TO             TO              TO              TO              TO
                                 12/31/2012    12/31/2011     12/31/2012      12/31/2011      12/31/2012      12/31/2011
                                ------------  ------------  --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,826,709) $ (1,172,908) $  (19,489,507) $  (14,563,866) $  (21,632,247) $  (14,870,150)
  Capital gains distributions
   received....................            0             0       7,348,892      10,447,165      47,180,985      18,823,710
  Realized gain (loss) on
   shares redeemed.............    3,259,583    (4,397,236)     25,928,614     (36,242,977)     11,951,175     (22,353,121)
  Net change in unrealized
   gain (loss) on
   investments.................   15,124,203    (4,384,738)    162,686,608     (71,741,590)     94,007,529     (66,055,507)
                                ------------  ------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   16,557,077    (9,954,882)    176,474,607    (112,101,268)    131,507,442     (84,455,068)
                                ------------  ------------  --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................   47,862,216    67,063,374     606,760,429     714,180,565     841,149,058     698,014,324
  Annuity Payments.............            0             0               0               0               0               0
  Surrenders, withdrawals
   and death benefits..........   (2,603,433)   (1,150,224)    (22,012,131)    (10,686,227)    (33,684,069)    (16,134,220)
  Net transfers between
   other subaccounts or
   fixed rate option...........   33,234,357   (28,383,706)    322,716,972    (367,547,846)    257,259,152    (213,983,463)
  Withdrawal and other
   charges.....................   (1,507,338)     (695,724)    (15,473,557)     (7,739,074)    (17,914,475)     (8,538,964)
                                ------------  ------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   76,985,802    36,833,720     891,991,713     328,207,418   1,046,809,666     459,357,677
                                ------------  ------------  --------------  --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   93,542,879    26,878,838   1,068,466,320     216,106,150   1,178,317,108     374,902,609

NET ASSETS
  Beginning of period..........   99,212,647    72,333,809   1,031,946,103     815,839,953   1,292,495,096     917,592,487
                                ------------  ------------  --------------  --------------  --------------  --------------
  End of period................ $192,755,526  $ 99,212,647  $2,100,412,423  $1,031,946,103  $2,470,812,204  $1,292,495,096
                                ============  ============  ==============  ==============  ==============  ==============

  Beginning units..............    8,706,892     6,209,379     100,743,415      78,030,921     126,312,909      87,540,737
                                ------------  ------------  --------------  --------------  --------------  --------------
  Units issued.................   14,524,734    14,794,166     142,677,796     142,081,443     155,125,113     133,035,078
  Units redeemed...............   (8,273,418)  (12,296,653)    (65,039,848)   (119,368,949)    (60,252,211)    (94,262,906)
                                ------------  ------------  --------------  --------------  --------------  --------------
  Ending units.................   14,958,208     8,706,892     178,381,363     100,743,415     221,185,811     126,312,909
                                ============  ============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                             SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
    AST J.P. MORGAN GLOBAL         AST HORIZON MODERATE ASSET   AST FI PYRAMIS(R) ASSET ALLOCATION  PROFUND VP CONSUMER
      THEMATIC PORTFOLIO              ALLOCATION PORTFOLIO                PORTFOLIO                      SERVICES
-----------------------------    -----------------------------  ---------------------------------  --------------------
  01/01/2012        01/01/2011     01/01/2012      01/01/2011     01/01/2012        01/01/2011     01/01/2012 01/01/2011
      TO                TO             TO              TO             TO                TO             TO         TO
  12/31/2012        12/31/2011     12/31/2012      12/31/2011     12/31/2012        12/31/2011     12/31/2012 12/31/2011
--------------    -------------  --------------  -------------   --------------    -------------   ---------- ----------
$  (14,491,771)   $  (9,817,290) $  (14,540,564) $ (10,251,736) $  (11,921,076)   $  (8,370,200)    $ (1,388)  $ (1,108)
     7,129,301       32,513,771      33,135,636     43,442,660               0       21,563,244          722          0
    11,266,736      (30,309,048)      5,983,487    (20,175,403)      7,412,566      (34,358,264)       9,985    (11,655)
   108,250,741      (49,167,076)     67,217,603    (57,101,570)     96,031,943      (38,777,131)      16,693     (6,395)
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------

   112,155,007      (56,779,643)     91,796,162    (44,086,049)     91,523,433      (59,942,351)      26,012    (19,158)
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------

   504,371,029      466,234,815     429,761,581    469,447,310     458,847,982      457,424,779          734      9,999
       (33,876)               0               0        (56,005)        (17,091)        (103,749)           0          0
   (14,433,907)      (7,244,868)    (23,903,056)   (14,222,028)    (14,788,392)      (6,971,923)      (1,261)       (13)
   152,436,185     (182,187,810)    156,164,552   (124,217,174)    194,401,619     (175,163,948)      30,301     52,513
   (11,464,410)      (5,557,061)    (12,686,096)    (6,544,721)     (9,382,634)      (3,971,570)      (1,415)      (905)
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------

   630,875,021      271,245,076     549,336,981    324,407,382     629,061,484      271,213,589       28,359     61,594
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------

   743,030,028      214,465,433     641,133,143    280,321,333     720,584,917      211,271,238       54,371     42,436

   778,470,273      564,004,840     967,245,765    686,924,432     603,154,421      391,883,183      122,604     80,168
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------
$1,521,500,301    $ 778,470,273  $1,608,378,908  $ 967,245,765  $1,323,739,338    $ 603,154,421     $176,975   $122,604
==============    =============  ==============  =============   ==============    =============    ========   ========

    74,331,284       53,201,358      93,246,254     65,121,003      58,250,777       36,638,038       10,467      7,362
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------
   104,534,684       91,698,121      89,167,572     90,270,574      93,416,287       83,559,824       13,725     27,180
   (49,350,780)     (70,568,195)    (39,497,165)   (62,145,323)    (37,712,429)     (61,947,085)     (11,673)   (24,075)
--------------    -------------  --------------  -------------   --------------    -------------    --------   --------
   129,515,188       74,331,284     142,916,661     93,246,254     113,954,635       58,250,777       12,519     10,467
==============    =============  ==============  =============   ==============    =============    ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                           SUBACCOUNTS
                                -----------------------------------------------------------------
                                 PROFUND VP CONSUMER       PROFUND VP             PROFUND VP
                                   GOODS PORTFOLIO         FINANCIALS            HEALTH CARE
                                --------------------  --------------------  ---------------------
                                01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012  01/01/2011
                                    TO         TO         TO         TO         TO          TO
                                12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012  12/31/2011
                                ---------- ---------- ---------- ---------- ----------  ----------
OPERATIONS
  Net investment income
   (loss)......................  $ (1,686)  $   (883)  $(10,016) $ (12,665) $  (10,706) $ (10,581)
  Capital gains distributions
   received....................         0          0          0          0           0          0
  Realized gain (loss) on
   shares redeemed.............    19,629       (621)    28,843    (53,683)     58,898     33,807
  Net change in unrealized
   gain (loss) on
   investments.................    23,390     (1,198)   105,690   (112,339)    104,936     (3,994)
                                 --------   --------   --------  ---------  ----------  ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............    41,333     (2,702)   124,517   (178,687)    153,128     19,232
                                 --------   --------   --------  ---------  ----------  ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     8,622     11,268     18,646     31,086      43,377     55,035
  Annuity Payments.............         0          0          0          0           0          0
  Surrenders, withdrawals
   and death benefits..........   (19,851)    (7,246)   (55,794)    (2,165)    (70,604)   (36,093)
  Net transfers between
   other subaccounts or
   fixed rate option...........    39,621    232,480    383,745   (401,772)    416,552   (202,975)
  Withdrawal and other
   charges.....................    (4,008)      (987)    (5,358)    (5,871)     (7,411)    (6,374)
                                 --------   --------   --------  ---------  ----------  ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    24,384    235,515    341,239   (378,722)    381,914   (190,407)
                                 --------   --------   --------  ---------  ----------  ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    65,717    232,813    465,756   (557,409)    535,042   (171,175)

NET ASSETS
  Beginning of period..........   358,247    125,434    429,486    986,895     693,261    864,436
                                 --------   --------   --------  ---------  ----------  ---------
  End of period................  $423,964   $358,247   $895,242  $ 429,486  $1,228,303  $ 693,261
                                 ========   ========   ========  =========  ==========  =========

  Beginning units..............    31,509     11,873     78,037    151,835      64,437     87,079
                                 --------   --------   --------  ---------  ----------  ---------
  Units issued.................    29,748     52,852    122,950     84,150      91,091     80,037
  Units redeemed...............   (27,334)   (33,216)   (86,451)  (157,948)    (57,475)  (102,679)
                                 --------   --------   --------  ---------  ----------  ---------
  Ending units.................    33,923     31,509    114,536     78,037      98,053     64,437
                                 ========   ========   ========  =========  ==========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP         PROFUND VP MID-CAP    PROFUND VP MID-CAP      PROFUND VP REAL
     INDUSTRIALS              GROWTH                 VALUE                ESTATE
--------------------   --------------------  --------------------  --------------------
01/01/2012  01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
    TO          TO         TO         TO         TO         TO         TO         TO
12/31/2012  12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
 $ (2,564)  $  (2,410)  $ (6,297) $  (6,928) $  (6,651)  $ (5,608)  $  4,674  $  (8,599)
        0           0          0          0          0          0          0          0
    5,503         (95)    24,804    (14,522)    40,061     15,163     35,801     56,390

   23,649     (22,957)    27,071    (69,492)    52,309    (45,692)    19,133    (69,755)
 --------   ---------   --------  ---------  ---------   --------   --------  ---------

   26,588     (25,462)    45,578    (90,942)    85,719    (36,137)    59,608    (21,964)
 --------   ---------   --------  ---------  ---------   --------   --------  ---------

   20,149     131,749     21,650    119,701     23,608     21,630      6,034     74,968
        0           0          0          0          0          0          0          0
   (7,464)     (6,193)   (38,843)   (53,334)   (19,287)    (9,320)   (12,482)   (10,233)

   60,583    (141,387)    21,766   (225,522)  (106,833)   235,308     60,232   (359,505)
   (2,068)     (1,908)    (2,978)    (2,693)    (2,950)    (2,851)    (3,725)    (3,687)
 --------   ---------   --------  ---------  ---------   --------   --------  ---------

   71,200     (17,739)     1,595   (161,848)  (105,462)   244,767     50,059   (298,457)
 --------   ---------   --------  ---------  ---------   --------   --------  ---------

   97,788     (43,201)    47,173   (252,790)   (19,743)   208,630    109,667   (320,421)

  170,834     214,035    325,787    578,577    665,093    456,463    386,146    706,567
 --------   ---------   --------  ---------  ---------   --------   --------  ---------
 $268,622   $ 170,834   $372,960  $ 325,787  $ 645,350   $665,093   $495,813  $ 386,146
 ========   =========   ========  =========  =========   ========   ========  =========

   19,305      23,563     31,644     52,417     66,431     46,242     42,775     83,091
 --------   ---------   --------  ---------  ---------   --------   --------  ---------
   17,647      30,292     62,476    109,132     65,545    100,172     47,041     35,675
  (11,580)    (34,550)   (62,227)  (129,905)   (75,490)   (79,983)   (41,972)   (75,991)
 --------   ---------   --------  ---------  ---------   --------   --------  ---------
   25,372      19,305     31,893     31,644     56,486     66,431     47,844     42,775
 ========   =========   ========  =========  =========   ========   ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                           SUBACCOUNTS
                                ----------------------------------------------------------------
                                PROFUND VP SMALL-CAP  PROFUND VP SMALL-CAP       PROFUND VP
                                       GROWTH                 VALUE          TELECOMMUNICATIONS
                                --------------------  --------------------  --------------------
                                01/01/2012 01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011
                                    TO         TO         TO         TO         TO         TO
                                12/31/2012 12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011
                                ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income
   (loss)......................  $ (5,495) $  (6,831) $  (3,874)  $ (3,569)  $  3,269  $   4,993
  Capital gains distributions
   received....................         0        831          0          0          0          0
  Realized gain (loss) on
   shares redeemed.............    22,494    (19,740)    23,917     (1,699)     6,075     (1,637)
  Net change in unrealized
   gain (loss) on
   investments.................    16,201    (52,034)    16,643    (14,895)     9,172    (14,458)
                                 --------  ---------  ---------   --------   --------  ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............    33,200    (77,774)    36,686    (20,163)    18,516    (11,102)
                                 --------  ---------  ---------   --------   --------  ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    11,498    116,710     20,523     27,627      4,525      3,346
  Annuity Payments.............         0          0          0          0          0          0
  Surrenders, withdrawals
   and death benefits..........   (41,605)   (52,325)    (8,927)    (8,176)   (20,824)        (9)
  Net transfers between
   other subaccounts or
   fixed rate option...........     6,942   (131,037)  (137,183)   147,548     79,344   (104,890)
  Withdrawal and other
   charges.....................    (2,453)    (2,554)    (1,396)    (1,429)    (1,208)    (1,046)
                                 --------  ---------  ---------   --------   --------  ---------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (25,618)   (69,206)  (126,983)   165,570     61,837   (102,599)
                                 --------  ---------  ---------   --------   --------  ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................     7,582   (146,980)   (90,297)   145,407     80,353   (113,701)

NET ASSETS
  Beginning of period..........   403,047    550,027    403,912    258,505    132,597    246,298
                                 --------  ---------  ---------   --------   --------  ---------
  End of period................  $410,629  $ 403,047  $ 313,615   $403,912   $212,950  $ 132,597
                                 ========  =========  =========   ========   ========  =========

  Beginning units..............    36,951     50,538     39,460     25,324     14,600     25,387
                                 --------  ---------  ---------   --------   --------  ---------
  Units issued.................    36,721    104,290     40,787     71,486     20,808     17,644
  Units redeemed...............   (39,814)  (117,877)   (53,091)   (57,350)   (16,990)   (28,431)
                                 --------  ---------  ---------   --------   --------  ---------
  Ending units.................    33,858     36,951     27,156     39,460     18,418     14,600
                                 ========  =========  =========   ========   ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------
                       PROFUND VP LARGE-CAP  PROFUND VP LARGE-CAP   AST JENNISON LARGE-CAP
PROFUND VP UTILITIES          GROWTH                 VALUE              VALUE PORTFOLIO
--------------------   --------------------  --------------------  ------------------------
01/01/2012  01/01/2011 01/01/2012 01/01/2011 01/01/2012 01/01/2011  01/01/2012   01/01/2011
    TO          TO         TO         TO         TO         TO          TO           TO
12/31/2012  12/31/2011 12/31/2012 12/31/2011 12/31/2012 12/31/2011  12/31/2012   12/31/2011
----------  ---------- ---------- ---------- ---------- ---------- -----------  -----------
 $  6,046    $  1,483   $(11,019) $ (11,034) $  (4,455) $  (6,604) $  (650,683) $  (481,154)
        0           0          0          0          0          0            0      129,050
   19,002      11,846     61,711     29,651     38,996    (42,359)     212,339   (2,793,497)
  (34,975)     37,775     26,211    (47,379)    64,426    (40,958)   4,865,798   (2,493,809)
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------

   (9,927)     51,104     76,903    (28,762)    98,967    (89,921)   4,427,454   (5,639,410)
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------

   82,939      63,415     28,955     58,985     37,324     87,706   14,175,878   24,780,520
        0           0          0          0          0          0            0            0
   (5,495)       (342)   (39,620)   (63,979)   (28,238)   (56,894)  (1,077,403)    (395,637)
     (844)    181,656     16,455     52,518    (75,895)   182,086   10,430,652   (9,485,344)
   (4,028)     (2,440)    (6,252)    (4,672)    (5,231)    (4,955)    (447,908)    (232,029)
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------

   72,572     242,289       (462)    42,852    (72,040)   207,943   23,081,219   14,667,510
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------

   62,645     293,393     76,441     14,090     26,927    118,022   27,508,673    9,028,100

  588,644     295,251    690,914    676,824    850,786    732,764   33,837,253   24,809,153
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------
 $651,289    $588,644   $767,355  $ 690,914  $ 877,713  $ 850,786  $61,345,926  $33,837,253
 ========    ========   ========  =========  =========  =========  ===========  ===========

   54,664      36,030     69,496     70,690     97,281     89,036    3,424,716    2,319,311
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------
   53,934      65,007     68,467    102,147    105,343    231,178    5,721,657    5,579,780
  (45,118)    (46,373)   (68,431)  (103,341)  (110,808)  (222,933)  (3,555,917)  (4,474,375)
 --------    --------   --------  ---------  ---------  ---------  -----------  -----------
   63,480      54,664     69,532     69,496     91,816     97,281    5,590,456    3,424,716
 ========    ========   ========  =========  =========  =========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                  SUBACCOUNTS
                                -------------------------------------------------------------------------------
                                 AST JENNISON LARGE-CAP
                                    GROWTH PORTFOLIO       AST BOND PORTFOLIO 2020     AST BOND PORTFOLIO 2017
                                ------------------------  -------------------------  --------------------------
                                 01/01/2012   01/01/2011   01/01/2012   01/01/2011    01/01/2012    01/01/2011
                                     TO           TO           TO           TO            TO            TO
                                 12/31/2012   12/31/2011   12/31/2012   12/31/2011    12/31/2012    12/31/2011
                                -----------  -----------  -----------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $(1,063,799) $  (463,441) $     7,958  $    (66,889) $ (2,760,219) $ (1,380,067)
  Capital gains distributions
   received....................           0            0      428,656     1,536,534             0       356,403
  Realized gain (loss) on
   shares redeemed.............   1,269,498     (954,647)     (88,333)       67,199     3,216,570       739,451
  Net change in unrealized
   gain (loss) on
   investments.................   4,649,763   (1,425,053)    (288,446)       13,305     4,303,808     3,411,695
                                -----------  -----------  -----------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............   4,855,462   (2,843,141)      59,835     1,550,149     4,760,159     3,127,482
                                -----------  -----------  -----------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................  26,737,608   22,060,185           (1)           62        23,526             0
  Annuity Payments.............           0            0            0             0             0             0
  Surrenders, withdrawals
   and death benefits..........    (801,365)    (306,409)     (82,356)     (290,634)   (5,976,374)   (2,838,068)
  Net transfers between
   other subaccounts or
   fixed rate option...........  15,723,428   (2,389,885)  (2,990,366)  (14,787,484)  (11,511,305)  168,630,258
  Withdrawal and other
   charges.....................    (548,269)    (175,376)        (621)       (2,730)      (86,258)      (57,543)
                                -----------  -----------  -----------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  41,111,402   19,188,515   (3,073,344)  (15,080,786)  (17,550,411)  165,734,647
                                -----------  -----------  -----------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  45,966,864   16,345,374   (3,013,509)  (13,530,637)  (12,790,252)  168,862,129

NET ASSETS
  Beginning of period..........  32,383,935   16,038,561    3,602,548    17,133,185   173,608,249     4,746,120
                                -----------  -----------  -----------  ------------  ------------  ------------
  End of period................ $78,350,799  $32,383,935  $   589,039  $  3,602,548  $160,817,997  $173,608,249
                                ===========  ===========  ===========  ============  ============  ============

  Beginning units..............   3,023,508    1,477,715      313,789     1,771,066    15,086,505       449,557
                                -----------  -----------  -----------  ------------  ------------  ------------
  Units issued.................   7,344,333    6,022,523       57,546     1,231,594     6,264,253    23,744,431
  Units redeemed...............  (3,868,708)  (4,476,730)    (322,977)   (2,688,871)   (7,754,330)   (9,107,483)
                                -----------  -----------  -----------  ------------  ------------  ------------
  Ending units.................   6,499,133    3,023,508       48,358       313,789    13,596,428    15,086,505
                                ===========  ===========  ===========  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                    SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
                              WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE  WELLS FARGO ADVANTAGE
                              VT INTERNATIONAL EQUITY     VT OMEGA GROWTH      VT SMALL CAP GROWTH
  AST BOND PORTFOLIO 2021     PORTFOLIO SHARE CLASS 1 PORTFOLIO SHARE CLASS 1 PORTFOLIO SHARE CLASS 1
--------------------------    ----------------------  ----------------------  ----------------------
 01/01/2012      01/01/2011   01/01/2012  01/01/2011  01/01/2012  01/01/2011  01/01/2012  01/01/2011
     TO              TO           TO          TO          TO          TO          TO          TO
 12/31/2012      12/31/2011   12/31/2012  12/31/2011  12/31/2012  12/31/2011  12/31/2012  12/31/2011
------------    ------------  ----------  ----------  ----------  ----------  ----------  ----------
$ (3,133,398)   $ (2,372,052) $    (566)  $  (9,022)  $  (20,604) $  (26,631) $  (9,054)  $ (11,453)
   4,227,158               0     39,041      38,520       83,856      13,281     24,017           0
   9,895,521       6,295,875      6,191      23,264       92,943     134,548     32,450      58,190
    (991,896)     14,846,592     25,671    (175,830)      61,665    (203,172)   (13,846)    (88,021)
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------

   9,997,385      18,770,415     70,337    (123,068)     217,860     (81,974)    33,567     (41,284)
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------

           1               0         12           0          144           0     53,123      11,422
           0               0          0           0            0      (1,208)         0           0
  (8,023,886)     (4,036,042)  (112,697)   (135,129)    (291,415)   (489,018)  (118,516)   (216,445)
 (43,323,461)    193,199,248     (1,843)    (75,892)     (80,999)    (61,690)   (10,190)    (11,622)
    (122,420)        (82,427)    (1,452)     (1,666)      (4,376)     (5,338)    (1,393)     (1,452)
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------

 (51,469,766)    189,080,779   (115,980)   (212,687)    (376,646)   (557,254)   (76,976)   (218,097)
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------

 (41,472,381)    207,851,194    (45,643)   (335,755)    (158,786)   (639,228)   (43,409)   (259,381)

 232,734,063      24,882,869    648,670     984,425    1,249,300   1,888,528    544,514     803,895
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------
$191,261,682    $232,734,063  $ 603,027   $ 648,670   $1,090,514  $1,249,300  $ 501,105   $ 544,514
============    ============  =========   =========   ==========  ==========  =========   =========

  18,356,147       2,261,043     52,493      68,335      682,604     960,874     47,275      65,643
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------
   7,917,603      30,873,753      1,931       3,338        4,477      56,747      5,623       6,142
 (11,761,987)    (14,778,649)   (10,778)    (19,180)    (184,999)   (335,017)   (11,948)    (24,510)
------------    ------------  ---------   ---------   ----------  ----------  ---------   ---------
  14,511,763      18,356,147     43,646      52,493      502,082     682,604     40,950      47,275
============    ============  =========   =========   ==========  ==========  =========   =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------
                                 WELLS FARGO ADVANTAGE
                                  VT SMALL CAP VALUE                               AST QUANTITATIVE MODELING
                                PORTFOLIO SHARE CLASS 1  AST BOND PORTFOLIO 2022           PORTFOLIO
                                ----------------------  -------------------------  -------------------------
                                01/01/2012  01/01/2011   01/01/2012   01/03/2011*   01/01/2012   04/29/2011*
                                    TO          TO           TO           TO            TO           TO
                                12/31/2012  12/31/2011   12/31/2012   12/31/2011    12/31/2012   12/31/2011
                                ----------  ----------  ------------  -----------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $   (7,793) $  (13,981) $ (2,368,341) $  (523,180) $ (2,265,686) $  (410,093)
  Capital gains distributions
   received....................          0           0       228,894            0             0            0
  Realized gain (loss) on
   shares redeemed.............     63,495     113,941     3,120,591      781,609       166,379      (28,323)
  Net change in unrealized
   gain (loss) on
   investments.................     97,639    (248,068)    4,139,526    3,313,545    15,077,655   (1,501,336)
                                ----------  ----------  ------------  -----------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............    153,341    (148,108)    5,120,670    3,571,974    12,978,348   (1,939,752)
                                ----------  ----------  ------------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     54,403          49             0            0    99,661,732   82,822,404
  Annuity Payments.............          0           0             0            0             0            0
  Surrenders, withdrawals
   and death benefits..........   (268,311)   (564,394)   (4,193,611)    (534,212)   (3,915,339)    (424,353)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (45,859)    (29,218)   46,513,222   81,458,818     3,048,006      666,048
  Withdrawal and other
   charges.....................     (4,198)     (5,127)      (59,308)        (313)      (55,266)         (52)
                                ----------  ----------  ------------  -----------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (263,965)   (598,690)   42,260,303   80,924,293    98,739,133   83,064,047
                                ----------  ----------  ------------  -----------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (110,624)   (746,798)   47,380,973   84,496,267   111,717,481   81,124,295

NET ASSETS
  Beginning of period..........  1,409,239   2,156,037    84,496,267            0    81,124,295            0
                                ----------  ----------  ------------  -----------  ------------  -----------
  End of period................ $1,298,615  $1,409,239  $131,877,240  $84,496,267  $192,841,776  $81,124,295
                                ==========  ==========  ============  ===========  ============  ===========

  Beginning units..............    130,611     182,670     7,050,755            0     9,115,978            0
                                ----------  ----------  ------------  -----------  ------------  -----------
  Units issued.................      8,818       7,388     9,133,198   10,939,930    11,547,212    9,571,626
  Units redeemed...............    (32,357)    (59,447)   (5,550,625)  (3,889,175)   (1,193,893)    (455,648)
                                ----------  ----------  ------------  -----------  ------------  -----------
  Ending units.................    107,072     130,611    10,633,328    7,050,755    19,469,297    9,115,978
                                ==========  ==========  ============  ===========  ============  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                         SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                                  WELLS FARGO ADVANTAGE                               AST NEUBERGER BERMAN
AST BLACKROCK GLOBAL STRATEGIES      VT OPPORTUNITY       AST PRUDENTIAL CORE BOND         CORE BOND
          PORTFOLIO                  FUND - CLASS 1              PORTFOLIO                 PORTFOLIO
------------------------------   ----------------------  -------------------------  -----------------------
  01/01/2012       04/29/2011*   01/01/2012  08/26/2011*  01/01/2012   10/31/2011*   01/01/2012  10/31/2011*
      TO               TO            TO          TO           TO           TO            TO          TO
  12/31/2012       12/31/2011    12/31/2012  12/31/2011   12/31/2012   12/31/2011    12/31/2012  12/31/2011
--------------    ------------   ----------  ----------- ------------  -----------  -----------  -----------
$  (14,288,942)   $ (8,573,981)  $  (15,925) $   (8,075) $   (821,712) $   (13,496) $  (379,726) $   (6,875)

             0               0          447           0       101,685            0       15,374           0

      (335,717)     (7,687,566)      37,100       2,455       483,478         (136)     209,269      (2,189)

   113,425,282     (43,928,385)     162,898      68,169     2,754,490       90,392      733,850      32,187
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------

    98,800,623     (60,189,932)     184,520      62,549     2,517,941       76,760      578,767      23,123
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------

   445,948,201     253,055,390      183,836          10    74,144,865    4,956,253   18,671,882   2,439,712
      (790,834)       (224,690)           0           0             0            0            0           0

   (63,151,067)    (40,482,449)    (208,627)    (72,345)   (1,111,769)     (14,011)    (465,278)     (5,109)

    98,331,863     665,067,409        4,533   1,351,211    46,409,263    6,022,443   14,656,618   1,849,594

    (7,109,048)     (1,196,754)      (2,699)       (833)     (513,939)      (2,190)    (210,176)     (1,585)
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------

   473,229,115     876,218,906      (22,957)  1,278,043   118,928,420   10,962,495   32,653,046   4,282,612
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------

   572,029,738     816,028,974      161,563   1,340,592   121,446,361   11,039,255   33,231,813   4,305,735

   816,028,974               0    1,340,592           0    11,039,255            0    4,305,735           0
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------
$1,388,058,712    $816,028,974   $1,502,155  $1,340,592  $132,485,616  $11,039,255  $37,537,548  $4,305,735
==============    ============   ==========  ==========  ============  ===========  ===========  ==========

    89,095,942               0      125,255           0     1,096,258            0      427,636           0
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------
    69,600,719     106,540,937       17,914     133,947    15,235,030    1,194,460    5,446,881     550,029
   (21,031,350)    (17,444,995)     (19,840)     (8,692)   (3,880,544)     (98,202)  (2,257,218)   (122,393)
--------------    ------------   ----------  ----------  ------------  -----------  -----------  ----------
   137,665,311      89,095,942      123,329     125,255    12,450,744    1,096,258    3,617,299     427,636
==============    ============   ==========  ==========  ============  ===========  ===========  ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                             SUBACCOUNTS
                                ---------------------------------------------------------------------
                                                AST FRANKLIN        AST           AST
                                                 TEMPLETON     NEW DISCOVERY WESTERN ASSET   AST MFS
                                               FOUNDING FUNDS      ASSET       EMERGING     LARGE-CAP
                                   AST BOND      ALLOCATION     ALLOCATION   MARKETS DEBT     VALUE
                                PORTFOLIO 2023   PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO
                                -------------- --------------  ------------- ------------- -----------
                                 01/03/2012*    04/30/2012*     04/30/2012*   08/20/2012*  08/20/2012*
                                      TO             TO             TO            TO           TO
                                  12/31/2012     12/31/2012     12/31/2012    12/31/2012   12/31/2012
                                -------------- --------------  ------------- ------------- -----------
OPERATIONS
  Net investment income
   (loss)......................  $  (186,387)  $  (11,309,836) $   (287,083)   $   (779)   $   (2,712)
  Capital gains distributions
   received....................            0                0             0           0             0
  Realized gain (loss) on
   shares redeemed.............       71,311       (5,507,083)     (880,410)        180         2,247
  Net change in unrealized
   gain (loss) on
   investments.................      184,290       44,700,693     6,288,038       6,575        14,137
                                 -----------   --------------  ------------    --------    ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM OPERATIONS.............       69,214       27,883,774     5,120,545       5,976        13,672
                                 -----------   --------------  ------------    --------    ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................          280      285,762,385    67,693,779     301,785       227,272
  Annuity Payments.............            0                0             0           0             0
  Surrenders, withdrawals
   and death benefits..........     (656,092)     (11,663,365)   (1,857,561)     (2,958)         (316)
  Net transfers between
   other subaccounts or
   fixed rate option...........   32,759,286    2,141,109,665   118,319,829     108,867       809,196
  Withdrawal and other
   charges.....................         (101)      (6,516,987)     (772,960)          0        (1,212)
                                 -----------   --------------  ------------    --------    ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   32,103,373    2,408,691,698   183,383,087     407,694     1,034,940
                                 -----------   --------------  ------------    --------    ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   32,172,587    2,436,575,472   188,503,632     413,670     1,048,612

NET ASSETS
  Beginning of period..........            0                0             0           0             0
                                 -----------   --------------  ------------    --------    ----------
  End of period................  $32,172,587   $2,436,575,472  $188,503,632    $413,670    $1,048,612
                                 ===========   ==============  ============    ========    ==========

  Beginning units..............            0                0             0           0             0
                                 -----------   --------------  ------------    --------    ----------
  Units issued.................    3,453,763      257,603,675    24,024,640      42,159       140,382
  Units redeemed...............     (352,658)     (30,937,057)   (5,769,135)     (2,369)      (37,608)
                                 -----------   --------------  ------------    --------    ----------
  Ending units.................    3,101,105      226,666,618    18,255,505      39,790       102,774
                                 ===========   ==============  ============    ========    ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2012

NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 16, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One 3, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners FlexElite, Discovery Preferred, Discovery Select, Discovery Choice, Prudential Premier B, L, X Series, Prudential Premier Bb Series, Prudential Premier Retirement X, B, L, C Series, Prudential Premier Advisor and Prudential Premier Retirement Variable Annuity contracts are invested in the Account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred and eighteen subaccounts within the Account of which one hundred and seventeen had activity during 2012. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "Portfolios"). Investment options vary by contract.

        The name of each Portfolio and the corresponding subaccount name are as follows:

AllianceBernstein VPS Large Cap Growth Portfolio Class B
American Century VP Value Fund
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST American Century Income & Growth Portfolio**
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock Value Portfolio
AST Bond Portfolio 2016*
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Capital Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST High Yield Portfolio
AST Horizon Moderate Asset Allocation Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio (formerly AST Horizon Growth Asset
 Allocation Portfolio)
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio
AST JPMorgan International Equity Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Value Portfolio
AST Money Market Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio

                                      A52

AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST Schroders Global Tactical Portfolio (formerly AST CLS Growth Asset
 Allocation Portfolio)
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Equity Income Portfolio
AST T. Rowe Price Global Bond Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio
Davis Value Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund**
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2
Invesco V.I. Core Equity Fund
Janus Aspen Janus Portfolio - Institutional Shares
Janus Aspen Janus Portfolio - Service Shares
Janus Aspen Overseas Portfolio - Institutional Shares
MFS(R) Growth Series - Initial Class
MFS(R) Research Series - Initial Class
NVIT Developing Markets Fund
ProFund VP Consumer Goods Portfolio
ProFund VP Consumer Services
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Wells Fargo Advantage VT International Equity Portfolio Share Class 1 Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
Wells Fargo Advantage VT Opportunity Fund-Class 1
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1
        --------
        * Subaccount available for investment, but had no assets as of December 31, 2012

        ** Subaccount no longer available for investment as of December 31, 2012

        The Portfolios are diversified open-ended management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

        The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2012 as net transfers between subaccounts. The transfers occurred as follows:

                                 REMOVED PORTFOLIO       SURVIVING PORTFOLIO
  MAY 04, 2012               ------------------------- -----------------------
                               AST AMERICAN CENTURY    AST NEW DISCOVERY ASSET
                             INCOME & GROWTH PORTFOLIO  ALLOCATION PORTFOLIO
                             ------------------------- -----------------------
  Shares....................          8,445,845               12,126,083
  Net asset value per share.       $      14.25             $       9.99
  Net assets before merger..       $120,353,295             $    897,835
  Net assets after merger...       $          0             $121,251,129

                                      A53


                                     REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
SEPTEMBER 21, 2012         ------------------------------------- -------------------------------------
                           FRANKLIN TEMPLETON VIP FOUNDING FUNDS AST FRANKLIN TEMPLETON FOUNDING FUNDS
                                      ALLOCATION FUND                    ALLOCATION PORTFOLIO
                           ------------------------------------- -------------------------------------
Shares....................               255,666,742                           219,569,404
Net asset value per share.            $         8.36                        $        10.74
Net assets before merger..            $2,137,143,863                        $  221,031,537
Net assets after merger...            $            0                        $2,358,175,400

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

        NEW ACCOUNTING PRONOUNCEMENTS

        Effective January 1, 2012, the Account adopted, prospectively, updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 3. Adoption of this guidance did not have a material effect on the Account's net assets or results of operations.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of any input both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those securities. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability:
        (i) many

                                      A54
        transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and
        (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment. These inputs reflect the Account's assumptions about the inputs market participants would use in pricing the investment. As of December 31, 2012, the Account did not have any Level 3 investments.

        As of December 31, 2012, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of Series Funds, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 investments as of December 31, 2012, are presented below.

Proprietary Funds (Series Funds)...................................... $63,990,499,952
AllianceBernstein VPS Large Cap Growth Portfolio Class B.............. $     5,274,054
Davis Value Portfolio................................................. $    26,877,517
Prudential High Yield Bond Portfolio.................................. $   215,814,395
Janus Aspen Janus Portfolio - Service Shares.......................... $    10,868,128
Janus Aspen Janus Portfolio - Institutional Shares.................... $    55,619,843
Janus Aspen Overseas Portfolio - Institutional Shares................. $    95,789,817
NVIT Developing Markets Fund.......................................... $    13,170,440
ProFund VP Consumer Services.......................................... $       176,975
ProFund VP Consumer Goods Portfolio................................... $       423,964
ProFund VP Financials................................................. $       895,242
ProFund VP Health Care................................................ $     1,228,303
ProFund VP Industrials................................................ $       268,622
ProFund VP Mid-Cap Growth............................................. $       372,960
ProFund VP Mid-Cap Value.............................................. $       645,350
ProFund VP Real Estate................................................ $       495,813
ProFund VP Small-Cap Growth........................................... $       410,629
ProFund VP Small-Cap Value............................................ $       313,615
ProFund VP Telecommunications......................................... $       212,950
ProFund VP Utilities.................................................. $       651,289
ProFund VP Large-Cap Growth........................................... $       767,355
ProFund VP Large-Cap Value............................................ $       877,713
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $       603,027
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $     1,090,514
Wells Fargo Advantage VT Opportunity Fund - Class 1................... $     1,502,155
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $       501,105
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $     1,298,615

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        During the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return.

                                      A55

        No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2012 were as follows:

                                                                 PURCHASES        SALES
                                                               -------------- -------------
Prudential Money Market Portfolio............................. $   37,806,944 $ (68,087,610)
Prudential Diversified Bond Portfolio......................... $    2,190,948 $ (26,841,140)
Prudential Equity Portfolio................................... $    1,325,946 $ (29,476,635)
Prudential Flexible Managed Portfolio......................... $       69,515 $  (1,877,092)
Prudential Conservative Balanced Portfolio.................... $       72,203 $  (2,865,140)
Prudential Value Portfolio.................................... $    1,844,860 $ (46,770,638)
Prudential High Yield Bond Portfolio.......................... $    8,091,377 $ (41,229,256)
Prudential Natural Resources Portfolio........................ $      210,525 $  (1,946,650)
Prudential Stock Index Portfolio.............................. $    3,122,939 $ (44,594,109)
Prudential Global Portfolio................................... $    1,131,836 $ (10,344,162)
Prudential Jennison Portfolio................................. $    2,522,611 $ (43,124,437)
Prudential Small Capitalization Stock Portfolio............... $      499,199 $  (8,064,981)
T. Rowe Price International Stock Portfolio................... $      302,977 $  (3,024,674)
T. Rowe Price Equity Income Portfolio......................... $      945,566 $  (9,091,453)
Invesco V.I. Core Equity Fund................................. $      101,032 $ (12,823,634)
Janus Aspen Janus Portfolio - Institutional Shares............ $      575,115 $  (7,227,962)
Janus Aspen Overseas Portfolio - Institutional Shares......... $      616,371 $ (14,050,548)
MFS(R) Research Series - Initial Class........................ $      861,558 $  (2,953,239)
MFS(R) Growth Series - Initial Class.......................... $      386,877 $  (7,240,390)
American Century VP Value Fund................................ $      187,376 $  (3,762,316)
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2. $      181,400 $  (3,562,411)
Prudential Jennison 20/20 Focus Portfolio..................... $    1,796,718 $  (8,097,501)
Davis Value Portfolio......................................... $       67,081 $  (4,943,477)
AllianceBernstein VPS Large Cap Growth Portfolio Class B...... $      997,827 $  (1,013,621)
Prudential SP Small Cap Value Portfolio....................... $    1,145,533 $ (19,499,772)
Janus Aspen Janus Portfolio - Service Shares.................. $      460,060 $  (2,329,938)
Prudential SP Prudential U.S. Emerging Growth Portfolio....... $    2,521,377 $ (26,293,531)
Prudential SP International Growth Portfolio.................. $    1,214,673 $  (8,674,430)
Prudential SP International Value Portfolio................... $    1,506,693 $  (8,003,018)
AST Goldman Sachs Large-Cap Value Portfolio................... $   77,594,017 $ (37,127,816)
AST American Century Income & Growth Portfolio................ $   43,655,689 $(125,272,402)
AST Schroders Multi-Asset World Strategies Portfolio.......... $1,214,608,998 $(618,391,734)
AST Cohen & Steers Realty Portfolio........................... $  115,485,789 $ (45,810,292)
AST J.P. Morgan Strategic Opportunities Portfolio............. $  611,637,683 $(160,300,432)
AST BlackRock Value Portfolio................................. $   81,954,918 $ (30,718,730)
AST High Yield Portfolio...................................... $  139,179,462 $ (54,632,288)
AST Federated Aggressive Growth Portfolio..................... $   92,336,139 $ (48,318,853)
AST Mid-Cap Value Portfolio................................... $   51,580,944 $ (26,072,288)
AST Small-Cap Value Portfolio................................. $   45,387,331 $ (26,193,528)
AST Goldman Sachs Concentrated Growth Portfolio............... $   79,140,465 $ (36,340,991)
AST Goldman Sachs Mid-Cap Growth Portfolio.................... $  126,763,962 $ (58,858,346)
AST Large-Cap Value Portfolio................................. $  137,727,778 $ (30,619,021)
AST Lord Abbett Core Fixed Income Portfolio................... $  331,005,968 $ (85,148,949)
AST Marsico Capital Growth Portfolio.......................... $  118,831,366 $ (56,017,306)
AST MFS Growth Portfolio...................................... $   59,966,661 $ (26,374,837)
AST Neuberger Berman Mid-Cap Growth Portfolio................. $  131,760,195 $ (53,469,034)
AST Neuberger Berman / LSV Mid-Cap Value Portfolio............ $   86,422,730 $ (48,175,339)
AST PIMCO Limited Maturity Bond Portfolio..................... $  110,501,495 $ (64,755,329)

                                      A56

                                                                          PURCHASES          SALES
                                                                       --------------- ----------------
AST T. Rowe Price Equity Income Portfolio............................. $   162,021,934 $    (27,278,707)
AST QMA US Equity Alpha Portfolio..................................... $    53,465,844 $    (20,537,018)
AST T. Rowe Price Natural Resources Portfolio......................... $   199,757,436 $   (111,564,076)
AST T. Rowe Price Asset Allocation Portfolio.......................... $ 2,901,100,812 $   (673,851,000)
AST MFS Global Equity Portfolio....................................... $   123,200,479 $    (48,861,006)
AST JPMorgan International Equity Portfolio........................... $    96,544,694 $    (51,523,531)
AST T. Rowe Price Global Bond Portfolio............................... $   108,984,872 $    (34,323,234)
AST Wellington Management Hedged Equity Portfolio..................... $   374,884,863 $    (75,701,988)
AST Capital Growth Asset Allocation Portfolio......................... $ 2,431,458,037 $ (1,303,113,296)
AST Academic Strategies Asset Allocation Portfolio.................... $ 1,739,709,349 $   (931,769,340)
AST Balanced Asset Allocation Portfolio............................... $ 2,114,436,782 $   (946,863,683)
AST Preservation Asset Allocation Portfolio........................... $ 1,374,029,749 $   (290,724,356)
AST First Trust Balanced Target Portfolio............................. $ 1,324,042,018 $   (438,861,355)
AST First Trust Capital Appreciation Target Portfolio................. $ 1,872,894,088 $   (775,432,971)
AST Advanced Strategies Portfolio..................................... $ 2,375,567,103 $   (690,739,105)
AST T. Rowe Price Large-Cap Growth Portfolio.......................... $   227,718,936 $   (100,956,044)
AST Money Market Portfolio............................................ $   262,384,339 $   (258,329,433)
AST Small-Cap Growth Portfolio........................................ $    92,446,771 $    (61,089,807)
AST PIMCO Total Return Bond Portfolio................................. $ 1,069,967,480 $   (378,670,450)
AST International Value Portfolio..................................... $    42,712,477 $    (24,124,394)
AST International Growth Portfolio.................................... $   108,228,633 $    (25,039,254)
NVIT Developing Markets Fund.......................................... $     1,090,311 $     (3,874,651)
AST Investment Grade Bond Portfolio................................... $10,185,991,627 $(15,065,336,614)
AST Western Asset Core Plus Bond Portfolio............................ $   233,820,262 $   (100,774,343)
AST Bond Portfolio 2018............................................... $    58,716,015 $    (74,481,746)
AST Bond Portfolio 2019............................................... $    26,364,757 $     (8,431,523)
AST Global Real Estate Portfolio...................................... $    49,822,168 $    (16,742,487)
AST Parametric Emerging Markets Equity Portfolio...................... $   156,721,610 $    (86,895,218)
Franklin Templeton VIP Founding Funds Allocation Fund................. $ 1,060,716,113 $ (2,625,577,927)
AST Goldman Sachs Small-Cap Value Portfolio........................... $   131,864,193 $    (57,467,202)
AST Schroders Global Tactical Portfolio............................... $ 1,366,490,961 $   (501,397,393)
AST CLS Moderate Asset Allocation Portfolio........................... $ 1,431,050,165 $   (415,890,625)
AST J.P. Morgan Global Thematic Portfolio............................. $   980,919,504 $   (369,890,545)
AST Horizon Moderate Asset Allocation Portfolio....................... $   795,618,793 $   (268,470,824)
AST FI Pyramis(R) Asset Allocation Portfolio.......................... $   890,473,753 $   (278,241,155)
ProFund VP Consumer Services.......................................... $       140,695 $       (113,725)
ProFund VP Consumer Goods Portfolio................................... $       271,214 $       (252,092)
ProFund VP Financials................................................. $       815,671 $       (485,356)
ProFund VP Health Care................................................ $       833,261 $       (466,440)
ProFund VP Industrials................................................ $       175,489 $       (107,560)
ProFund VP Mid-Cap Growth............................................. $       618,182 $       (622,885)
ProFund VP Mid-Cap Value.............................................. $       651,033 $       (764,278)
ProFund VP Real Estate................................................ $       389,637 $       (347,865)
ProFund VP Small-Cap Growth........................................... $       367,136 $       (398,249)
ProFund VP Small-Cap Value............................................ $       418,112 $       (548,969)
ProFund VP Telecommunications......................................... $       165,642 $       (106,198)
ProFund VP Utilities.................................................. $       512,596 $       (447,758)
ProFund VP Large-Cap Growth........................................... $       624,597 $       (636,729)
ProFund VP Large-Cap Value............................................ $       987,247 $     (1,071,686)
AST Jennison Large-Cap Value Portfolio................................ $    45,951,780 $    (23,756,140)
AST Jennison Large-Cap Growth Portfolio............................... $    66,183,631 $    (26,136,028)
AST Bond Portfolio 2020............................................... $       625,491 $     (3,728,945)
AST Bond Portfolio 2017............................................... $    65,758,975 $    (86,898,632)
AST Bond Portfolio 2021............................................... $    77,894,372 $   (134,088,919)
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $        33,567 $       (159,747)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $        16,757 $       (414,008)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $        68,994 $       (155,023)
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $       112,480 $       (398,603)
AST Bond Portfolio 2022............................................... $    94,296,329 $    (54,437,360)
AST Quantitative Modeling Portfolio................................... $   100,340,141 $     (3,921,743)
AST BlackRock Global Strategies Portfolio............................. $   581,209,678 $   (127,615,501)

                                      A57

                                                              PURCHASES        SALES
                                                            -------------- -------------
Wells Fargo Advantage VT Opportunity Fund-Class 1.......... $      216,823 $    (263,624)
AST Prudential Core Bond Portfolio......................... $  140,674,223 $ (22,668,785)
AST Neuberger Berman Core Bond Portfolio................... $   47,269,426 $ (15,055,339)
AST Bond Portfolio 2023.................................... $   35,063,197 $  (3,146,211)
AST Franklin Templeton Founding Funds Allocation Portfolio. $2,630,908,782 $(233,526,920)
AST New Discovery Asset Allocation Portfolio............... $  214,591,120 $ (32,763,979)
AST Western Asset Emerging Markets Debt Portfolio.......... $      421,461 $     (14,545)
AST MFS Large-Cap Value Portfolio.......................... $    1,406,302 $    (374,073)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Series Funds have distribution agreements with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Account invests only in Class I shares of the Series Fund, not Class II shares. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the

                                      A58
        contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                            PRUDENTIAL MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  149,308 $0.98047 to  $10.12341 $177,543   0.01%    1.00%  to   2.10%   -2.05% to   -0.98%
December 31, 2011  171,807 $0.99939 to  $10.22387 $207,800   0.02%    1.00%  to   2.10%   -2.03% to   -0.96%
December 31, 2010  198,480 $1.01818 to  $10.32322 $242,080   0.03%    1.00%  to   2.45%   -2.36% to   -0.96%
December 31, 2009  193,139 $1.03827 to  $10.51904 $228,214   0.44%    1.00%  to   2.10%   -1.91% to   -0.60%
December 31, 2008  322,560 $1.05484 to  $10.69759 $382,009   2.58%    1.00%  to   2.45%    0.19% to    1.63%

                                          PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   93,666 $2.02539 to  $ 2.45301 $229,314   4.39%    1.35%  to   1.65%    8.88% to    9.20%
December 31, 2011  102,710 $1.86014 to  $ 2.24741 $230,380   4.29%    1.35%  to   1.65%    5.78% to    6.08%
December 31, 2010  114,526 $1.75857 to  $ 2.11964 $242,277   4.20%    1.35%  to   1.65%    8.78% to    9.10%
December 31, 2009  127,376 $1.61669 to  $ 1.94392 $247,133   4.69%    1.35%  to   1.65%   18.56% to   18.91%
December 31, 2008  144,786 $1.36361 to  $ 1.63556 $236,342   5.11%    1.35%  to   1.65%   -5.02% to   -4.74%

                                               PRUDENTIAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   90,862 $1.28661 to  $ 2.19998 $184,958   0.60%    1.35%  to   2.00%   11.45% to   12.17%
December 31, 2011  103,849 $1.15047 to  $ 1.96226 $188,373   0.68%    1.35%  to   2.00%   -5.36% to   -4.75%
December 31, 2010  120,853 $1.21137 to  $ 2.06117 $229,570   0.79%    1.35%  to   2.00%    9.71% to   10.41%
December 31, 2009  137,058 $1.10036 to  $ 1.86775 $236,025   1.60%    1.35%  to   2.00%   35.47% to   36.32%
December 31, 2008  155,514 $0.80955 to  $ 1.37073 $197,063   1.44%    1.35%  to   2.00%  -39.37% to  -38.98%

                                          PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012    6,313 $2.13628 to  $ 2.13628 $ 13,487   1.92%    1.40%  to   1.40%   11.80% to   11.80%
December 31, 2011    7,096 $1.91077 to  $ 1.91077 $ 13,559   1.97%    1.40%  to   1.40%    2.90% to    2.90%
December 31, 2010    7,982 $1.85698 to  $ 1.85698 $ 14,822   2.24%    1.40%  to   1.40%   10.48% to   10.48%
December 31, 2009    9,162 $1.68077 to  $ 1.68077 $ 15,399   3.51%    1.40%  to   1.40%   18.30% to   18.30%
December 31, 2008   10,713 $1.42078 to  $ 1.42078 $ 15,220   2.99%    1.40%  to   1.40%  -25.86% to  -25.86%

                                       PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012    9,349 $2.09636 to  $ 2.09636 $ 19,598   2.09%    1.40%  to   1.40%    9.69% to    9.69%
December 31, 2011   10,584 $1.91117 to  $ 1.91117 $ 20,228   2.28%    1.40%  to   1.40%    3.16% to    3.16%
December 31, 2010   12,140 $1.85264 to  $ 1.85264 $ 22,491   2.45%    1.40%  to   1.40%   10.20% to   10.20%
December 31, 2009   14,098 $1.68120 to  $ 1.68120 $ 23,701   3.77%    1.40%  to   1.40%   18.36% to   18.36%
December 31, 2008   16,534 $1.42042 to  $ 1.42042 $ 23,485   3.49%    1.40%  to   1.40%  -22.49% to  -22.49%

                                               PRUDENTIAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  133,540 $1.42920 to  $ 2.83999 $276,927   0.98%    1.35%  to   2.00%   12.37% to   13.09%
December 31, 2011  154,555 $1.27064 to  $ 2.51241 $283,061   1.02%    1.35%  to   2.00%   -7.43% to   -6.83%
December 31, 2010  180,228 $1.37128 to  $ 2.69800 $353,298   0.99%    1.35%  to   2.00%   11.63% to   12.34%
December 31, 2009  112,546 $1.22726 to  $10.34659 $228,866   2.07%    1.35%  to   2.00%   38.67% to   40.04%
December 31, 2008  129,517 $0.88118 to  $ 1.71665 $188,188   1.86%    1.35%  to   2.00%  -43.43% to  -43.07%

                                          PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   53,646 $1.95903 to  $13.63244 $215,814   6.92%    1.35%  to   2.00%   12.18% to   12.90%
December 31, 2011   59,815 $1.74036 to  $12.08103 $219,331   7.45%    1.35%  to   2.50%    2.54% to    3.69%
December 31, 2010   67,908 $1.68340 to  $11.65524 $244,422   8.32%    1.35%  to   2.60%   11.16% to   12.53%
December 31, 2009   77,867 $1.50037 to  $10.36252 $250,477   5.55%    1.35%  to   2.00%    3.33% to   45.21%
December 31, 2008   74,439 $1.03639 to  $ 1.28867 $ 95,747   8.53%    1.35%  to   1.65%  -23.54% to  -23.32%

                                         PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012    1,128 $7.15524 to  $ 7.15524 $  8,075   0.47%    1.40%  to   1.40%   -3.82% to   -3.82%
December 31, 2011    1,345 $7.43963 to  $ 7.43963 $ 10,005   0.19%    1.40%  to   1.40%  -20.15% to  -20.15%
December 31, 2010    1,685 $9.31742 to  $ 9.31742 $ 15,700   0.43%    1.40%  to   1.40%   26.22% to   26.22%
December 31, 2009    1,900 $7.38206 to  $ 7.38206 $ 14,027   0.72%    1.40%  to   1.40%   74.66% to   74.66%
December 31, 2008    2,069 $4.22664 to  $ 4.22664 $  8,745   0.79%    1.40%  to   1.40%  -53.65% to  -53.65%

                                      A59

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- --------------------  -------- ---------- -----------------  ------------------
                                            PRUDENTIAL STOCK INDEX PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  148,556 $0.98286 to  $2.24908 $276,210   1.71%    1.35%  to   2.00%   13.40% to   14.14%
December 31, 2011  169,900 $0.86409 to  $1.97156 $276,321   1.62%    1.35%  to   2.00%   -0.05% to    0.60%
December 31, 2010  197,334 $0.86195 to  $1.96089 $318,094   1.77%    1.35%  to   2.00%   12.34% to   13.06%
December 31, 2009  224,226 $0.76501 to  $1.73514 $319,014   2.82%    1.35%  to   2.00%   23.61% to   24.41%
December 31, 2008  252,566 $0.61713 to  $1.39552 $288,792   2.26%    1.35%  to   2.00%  -38.18% to  -37.77%

                                              PRUDENTIAL GLOBAL PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012   34,277 $0.91935 to  $2.00744 $ 59,622   1.61%    1.35%  to   2.00%   15.21% to   15.95%
December 31, 2011   39,339 $0.79560 to  $1.73216 $ 59,072   1.57%    1.35%  to   2.00%   -8.80% to   -8.21%
December 31, 2010   45,509 $0.86969 to  $1.88807 $ 74,473   1.58%    1.35%  to   2.00%   10.53% to   11.24%
December 31, 2009   51,131 $0.78450 to  $1.69810 $ 74,998   2.91%    1.35%  to   2.00%   28.83% to   29.64%
December 31, 2008   57,722 $0.60723 to  $1.31055 $ 65,031   1.82%    1.35%  to   2.00%  -44.04% to  -43.68%

                                             PRUDENTIAL JENNISON PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012  136,588 $0.81992 to  $2.39067 $264,878   0.16%    1.35%  to   2.00%   13.89% to   14.63%
December 31, 2011  156,398 $0.71775 to  $2.08665 $263,805   0.30%    1.35%  to   2.00%   -1.67% to   -1.03%
December 31, 2010  182,468 $0.72779 to  $2.10942 $309,345   0.44%    1.35%  to   2.00%    9.76% to   10.46%
December 31, 2009  193,983 $0.66114 to  $1.91072 $302,738   0.68%    1.35%  to   2.00%   40.23% to   41.12%
December 31, 2008  223,476 $0.47008 to  $1.35460 $246,262   0.52%    1.35%  to   2.00%  -38.51% to  -38.11%

                                    PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012   16,924 $2.40521 to  $3.64564 $ 53,499   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   19,186 $2.10724 to  $3.18624 $ 53,031   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   22,234 $2.13000 to  $3.21282 $ 62,028   0.82%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   24,533 $1.71932 to  $2.58701 $ 55,161   1.86%    1.35%  to   1.65%   23.16% to   23.51%
December 31, 2008   28,369 $1.39606 to  $2.09568 $ 51,677   1.16%    1.35%  to   1.65%  -32.16% to  -31.96%

                                      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012   14,599 $1.08327 to  $1.48263 $ 21,529   1.22%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011   16,365 $0.92976 to  $1.26936 $ 20,660   1.48%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   18,469 $1.08424 to  $1.47671 $ 27,104   0.93%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   19,690 $0.96293 to  $1.30828 $ 25,610   2.73%    1.35%  to   1.65%   49.91% to   50.37%
December 31, 2008   21,047 $0.64232 to  $0.87049 $ 18,227   1.89%    1.35%  to   1.65%  -49.54% to  -49.39%

                                         T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2012   28,067 $1.55020 to  $2.40943 $ 67,182   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011   31,233 $1.34518 to  $2.08566 $ 64,734   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010   34,755 $1.37716 to  $2.13003 $ 73,513   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009   38,561 $1.21705 to  $1.87780 $ 71,894   2.00%    1.35%  to   1.65%   23.56% to   23.93%
December 31, 2008   43,431 $0.98503 to  $1.51606 $ 65,377   2.30%    1.35%  to   1.65%  -37.15% to  -36.96%

                                             INVESCO V.I. CORE EQUITY FUND
                   -------------------------------------------------------------------------------------
December 31, 2012   43,198 $1.05048 to  $2.00552 $ 85,180   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011   49,252 $0.93773 to  $1.78573 $ 86,494   0.94%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010   56,457 $0.95379 to  $1.81190 $100,796   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009   64,231 $0.88500 to  $1.67706 $106,158   1.83%    1.35%  to   1.65%   26.20% to   26.61%
December 31, 2008   72,675 $0.70126 to  $1.32547 $ 95,030   2.04%    1.35%  to   1.65%  -31.28% to  -31.08%

                                  JANUS ASPEN JANUS PORTFOLIO -- INSTITUTIONAL SHARES
                   -------------------------------------------------------------------------------------
December 31, 2012   31,863 $0.85244 to  $1.77801 $ 55,620   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011   35,341 $0.73068 to  $1.52032 $ 52,765   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010   40,445 $0.78421 to  $1.62786 $ 64,687   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009   45,286 $0.69604 to  $1.44140 $ 64,093   0.53%    1.35%  to   1.65%   34.14% to   34.54%
December 31, 2008   51,812 $0.51888 to  $1.07198 $ 54,523   0.73%    1.35%  to   1.65%  -40.70% to  -40.53%

                                 JANUS ASPEN OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES
                   -------------------------------------------------------------------------------------
December 31, 2012   28,534 $1.88205 to  $3.40535 $ 95,790   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011   32,274 $1.68615 to  $3.04341 $ 96,776   0.47%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010   37,127 $2.52677 to  $4.54962 $166,661   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009   42,555 $2.04970 to  $3.68158 $154,549   0.56%    1.35%  to   1.65%   76.64% to   77.17%
December 31, 2008   48,523 $1.16037 to  $2.07911 $ 99,657   1.20%    1.35%  to   1.65%  -52.89% to  -52.75%

                                      A60

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  -------- ---------- -----------------  ------------------
                                        MFS(R) RESEARCH SERIES -- INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2012   9,422 $1.15583 to  $1.87950 $ 17,640   0.80%    1.35%  to   1.65%   15.36% to   15.72%
December 31, 2011  10,468 $1.00196 to  $1.62522 $ 16,928   0.85%    1.35%  to   1.65%   -2.07% to   -1.78%
December 31, 2010  11,770 $1.02309 to  $1.65543 $ 19,367   0.94%    1.35%  to   1.65%   14.02% to   14.36%
December 31, 2009  13,511 $0.89726 to  $1.44843 $ 19,464   1.49%    1.35%  to   1.65%   28.43% to   28.80%
December 31, 2008  15,464 $0.69863 to  $1.12501 $ 17,310   0.54%    1.35%  to   1.65%  -37.13% to  -36.94%

                                         MFS(R) GROWTH SERIES -- INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2012  27,447 $1.02455 to  $1.91698 $ 52,206   0.00%    1.35%  to   1.65%   15.47% to   15.81%
December 31, 2011  30,886 $0.88728 to  $1.65595 $ 50,595   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  35,471 $0.90488 to  $1.68460 $ 59,323   0.12%    1.35%  to   1.65%   13.46% to   13.80%
December 31, 2009  40,132 $0.79756 to  $1.48114 $ 59,016   0.32%    1.35%  to   1.65%   35.43% to   35.83%
December 31, 2008  45,316 $0.58889 to  $1.09086 $ 49,106   0.23%    1.35%  to   1.65%  -38.43% to  -38.25%

                                            AMERICAN CENTURY VP VALUE FUND
                   ------------------------------------------------------------------------------------
December 31, 2012  10,985 $1.84301 to  $2.23925 $ 24,485   1.91%    1.35%  to   1.65%   12.71% to   13.05%
December 31, 2011  12,509 $1.63512 to  $1.98177 $ 24,681   2.03%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  13,742 $1.64535 to  $1.98934 $ 27,219   2.20%    1.35%  to   1.65%   11.58% to   11.91%
December 31, 2009  15,043 $1.47454 to  $1.77852 $ 26,635   5.79%    1.35%  to   1.65%   17.92% to   18.27%
December 31, 2008  17,240 $1.25041 to  $1.50461 $ 25,826   2.56%    1.35%  to   1.65%  -27.97% to  -27.75%

                            FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2012  13,253 $1.11808 to  $1.94109 $ 25,079   0.00%    1.35%  to   1.65%    9.04% to    9.37%
December 31, 2011  14,860 $1.02535 to  $1.77574 $ 25,731   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  16,566 $1.09508 to  $1.89197 $ 30,563   0.00%    1.35%  to   1.65%   25.55% to   25.93%
December 31, 2009  17,918 $0.87224 to  $1.50320 $ 26,268   0.00%    1.35%  to   1.65%   41.25% to   41.68%
December 31, 2008  19,232 $0.61753 to  $1.06167 $ 19,939   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  25,911 $1.70567 to  $1.81563 $ 46,983   0.00%    1.35%  to   1.65%    9.23% to    9.55%
December 31, 2011  29,076 $1.56151 to  $1.65810 $ 48,160   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  32,078 $1.65622 to  $1.75443 $ 56,225   0.00%    1.35%  to   1.65%    6.08% to    6.40%
December 31, 2009  35,692 $1.56131 to  $1.64969 $ 58,835   0.48%    1.35%  to   1.65%   55.28% to   55.73%
December 31, 2008  38,183 $1.00550 to  $1.05981 $ 40,440   0.56%    1.35%  to   1.65%  -40.14% to  -39.96%

                                                 DAVIS VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  23,262 $1.12101 to  $1.16370 $ 26,878   1.57%    1.35%  to   1.65%   11.23% to   11.57%
December 31, 2011  27,280 $1.00779 to  $1.04304 $ 28,266   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010  31,083 $1.06904 to  $1.10314 $ 34,079   1.31%    1.35%  to   1.65%   10.93% to   11.25%
December 31, 2009  34,701 $0.96368 to  $0.99157 $ 34,218   0.88%    1.35%  to   1.65%   29.03% to   29.41%
December 31, 2008  39,032 $0.74684 to  $0.76620 $ 29,758   0.93%    1.35%  to   1.65%  -41.30% to  -41.12%

                               ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
                   ------------------------------------------------------------------------------------
December 31, 2012   7,753 $0.66012 to  $0.68598 $  5,274   0.03%    1.35%  to   1.65%   14.23% to   14.58%
December 31, 2011   7,628 $0.57787 to  $0.59869 $  4,532   0.09%    1.35%  to   1.65%   -4.83% to   -4.56%
December 31, 2010   8,341 $0.60717 to  $0.62731 $  5,196   0.28%    1.35%  to   1.65%    8.05% to    8.37%
December 31, 2009   9,659 $0.56193 to  $0.57885 $  5,555   0.00%    1.35%  to   1.65%   34.88% to   35.31%
December 31, 2008  10,045 $0.41663 to  $0.42781 $  4,273   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%

                                        PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2012  52,822 $1.54910 to  $2.05619 $100,418   0.45%    1.35%  to   2.00%   13.78% to   14.51%
December 31, 2011  62,060 $1.36006 to  $1.79660 $103,381   0.68%    1.35%  to   2.00%   -4.67% to   -4.06%
December 31, 2010  72,892 $1.42540 to  $1.87355 $127,033   0.65%    1.35%  to   2.00%   23.80% to   24.59%
December 31, 2009  84,747 $1.15021 to  $1.50448 $119,017   1.52%    1.35%  to   2.00%   28.23% to   29.05%
December 31, 2008  94,790 $0.89606 to  $1.16633 $103,259   1.11%    1.35%  to   2.00%  -31.87% to  -31.43%

                                     JANUS ASPEN JANUS PORTFOLIO -- SERVICE SHARES
                   ------------------------------------------------------------------------------------
December 31, 2012   9,526 $0.70809 to  $1.58757 $ 10,868   0.43%    1.40%  to   2.00%   15.96% to   16.65%
December 31, 2011  11,019 $0.60888 to  $1.36100 $ 10,839   0.43%    1.40%  to   2.00%   -7.39% to   -6.84%
December 31, 2010  13,323 $0.65560 to  $1.46090 $ 13,998   0.36%    1.40%  to   2.00%   12.02% to   12.68%
December 31, 2009  16,117 $0.58350 to  $1.29652 $ 14,998   0.39%    1.40%  to   2.00%   33.34% to   34.14%
December 31, 2008  18,115 $0.43625 to  $0.96655 $ 12,589   0.58%    1.40%  to   2.00%  -41.05% to  -40.70%

                                      A61

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                  PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   59,367 $ 1.29003 to  $ 2.87251 $  124,761   0.41%    1.35%  to   2.00%   14.58% to   15.32%
December 31, 2011   69,627 $ 1.12252 to  $ 2.49218 $  128,003   0.59%    1.35%  to   2.00%    0.22% to    0.86%
December 31, 2010   84,602 $ 1.11678 to  $ 2.47225 $  155,289   0.41%    1.35%  to   2.00%   18.08% to   18.82%
December 31, 2009   63,068 $ 0.94298 to  $ 2.08159 $   96,283   0.74%    1.35%  to   2.00%   39.10% to   40.00%
December 31, 2008   71,243 $ 0.67589 to  $ 1.48767 $   77,729   0.30%    1.35%  to   2.00%  -37.48% to  -37.08%

                                        PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   30,107 $ 0.76353 to  $ 1.89389 $   42,782   0.64%    1.35%  to   2.00%   19.99% to   20.77%
December 31, 2011   35,232 $ 0.63438 to  $ 1.56912 $   41,592   1.32%    1.35%  to   2.00%  -16.58% to  -16.04%
December 31, 2010   41,904 $ 0.75821 to  $ 1.86993 $   58,478   1.53%    1.35%  to   2.00%   11.78% to   12.49%
December 31, 2009   48,242 $ 0.67634 to  $ 1.66303 $   59,612   2.20%    1.35%  to   2.00%   34.47% to   35.33%
December 31, 2008   54,358 $ 0.50159 to  $ 1.22951 $   48,943   1.65%    1.35%  to   2.00%  -51.27% to  -50.96%

                                        PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   25,837 $ 1.06080 to  $ 1.84942 $   39,628   2.67%    1.40%  to   2.00%   14.62% to   15.31%
December 31, 2011   29,946 $ 0.92278 to  $ 1.60798 $   39,901   2.49%    1.40%  to   2.00%  -14.80% to  -14.29%
December 31, 2010   35,175 $ 1.07986 to  $ 1.88082 $   54,613   2.19%    1.40%  to   2.00%    8.64% to    9.28%
December 31, 2009   41,016 $ 0.99108 to  $ 1.72527 $   57,944   3.14%    1.40%  to   2.00%   29.75% to   30.52%
December 31, 2008   46,484 $ 0.76162 to  $ 1.32501 $   50,078   2.78%    1.40%  to   2.00%  -45.16% to  -44.83%

                                        AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   13,355 $ 8.63614 to  $14.71569 $  146,463   1.04%    0.55%  to   3.25%   15.77% to   19.01%
December 31, 2011    9,455 $ 7.28539 to  $12.53734 $   86,332   1.05%    0.55%  to   3.25%  -15.50% to   -6.04%
December 31, 2010    6,153 $ 7.59413 to  $13.52811 $   60,572   1.29%    0.55%  to   3.25%    6.61% to   11.82%
December 31, 2009    2,660 $ 6.96102 to  $12.21751 $   21,591   3.03%    0.95%  to   2.95%   16.39% to   20.67%
December 31, 2008    1,268 $ 6.41698 to  $ 7.21408 $    8,747   1.64%    1.15%  to   2.40%  -42.08% to  -36.88%

                                       AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012        0 $ 8.96281 to  $15.36293 $        0   0.00%    0.55%  to   3.15%    8.08% to    9.07%
December 31, 2011    6,970 $ 8.24244 to  $14.15216 $   73,988   1.02%    0.55%  to   3.15%   -5.83% to    3.00%
December 31, 2010    4,547 $ 8.07352 to  $13.93020 $   46,365   1.07%    0.55%  to   3.15%    6.83% to   12.77%
December 31, 2009    1,691 $ 7.27792 to  $12.47459 $   14,155   2.22%    0.95%  to   2.95%   15.01% to   23.81%
December 31, 2008      873 $ 6.57914 to  $ 7.56473 $    6,322   2.15%    1.00%  to   2.40%  -36.28% to  -30.56%

                                    AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  199,002 $ 9.92265 to  $14.04822 $2,231,745   1.93%    0.55%  to   3.25%    7.52% to   10.53%
December 31, 2011  141,598 $ 9.34142 to  $12.88722 $1,453,229   1.58%    0.55%  to   3.25%   -6.51% to   -3.91%
December 31, 2010  107,550 $ 9.72815 to  $13.59785 $1,162,964   0.55%    0.55%  to   3.25%    6.71% to   10.76%
December 31, 2009   22,057 $ 9.00260 to  $12.39836 $  217,747   0.99%    0.95%  to   2.95%   22.19% to   26.21%
December 31, 2008    3,114 $ 7.13279 to  $ 8.26716 $   24,553   1.96%    0.95%  to   2.65%  -32.00% to  -27.07%

                                            AST COHEN & STEERS REALTY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   12,446 $10.07765 to  $21.69183 $  173,092   1.29%    0.55%  to   3.25%   11.59% to   14.71%
December 31, 2011    7,109 $ 8.82419 to  $19.17281 $   87,243   0.74%    0.55%  to   3.25%   -6.17% to    6.00%
December 31, 2010    5,413 $ 8.36127 to  $18.33755 $   62,985   1.27%    0.55%  to   3.25%   17.09% to   27.48%
December 31, 2009    1,873 $ 6.56219 to  $14.52687 $   17,283   2.75%    0.95%  to   2.95%   28.83% to   51.09%
December 31, 2008    1,380 $ 5.02371 to  $ 8.21151 $   10,255   4.90%    1.00%  to   2.40%  -36.58% to  -35.69%

                                     AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  118,657 $10.48017 to  $13.12718 $1,364,558   1.44%    0.55%  to   3.25%    7.11% to   10.11%
December 31, 2011   76,239 $ 9.75906 to  $12.08786 $  808,699   0.90%    0.55%  to   3.25%   -3.02% to   -0.32%
December 31, 2010   56,172 $ 9.90157 to  $12.29454 $  609,347   0.37%    0.55%  to   3.25%    4.24% to    7.11%
December 31, 2009   26,845 $ 9.38319 to  $11.67943 $  282,556   0.82%    0.95%  to   2.95%   15.12% to   20.87%
December 31, 2008   12,707 $ 7.82060 to  $ 9.52935 $  113,204   0.32%    0.95%  to   2.75%  -21.01% to  -18.39%

                                               AST BLACKROCK VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   10,223 $ 8.77264 to  $15.29152 $  115,122   1.05%    0.55%  to   3.25%    9.71% to   12.78%
December 31, 2011    5,454 $ 7.80945 to  $13.74775 $   54,139   0.80%    0.55%  to   3.25%  -10.70% to   -1.04%
December 31, 2010    2,189 $ 7.92255 to  $14.08474 $   21,392   1.38%    0.55%  to   3.25%    5.71% to   11.38%
December 31, 2009    1,483 $ 7.11289 to  $12.77034 $   12,662   0.86%    0.95%  to   2.95%   15.49% to   26.46%
December 31, 2008    1,121 $ 6.32963 to  $ 7.95205 $    8,361   2.41%    1.00%  to   2.40%  -38.77% to  -37.92%

                                      A62

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                                AST HIGH YIELD PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  17,069 $11.01858 to  $15.76773 $211,916   5.75%    0.55%  to   3.25%   10.17% to   13.25%
December 31, 2011   9,602 $ 9.75907 to  $14.11698 $107,095   6.86%    0.55%  to   3.25%   -2.53% to    2.61%
December 31, 2010   6,243 $10.64904 to  $13.94919 $ 69,557   3.61%    0.55%  to   3.25%    6.67% to   12.43%
December 31, 2009   1,858 $ 9.86035 to  $12.52966 $ 19,507   3.94%    0.95%  to   2.90%   24.31% to   34.28%
December 31, 2008     769 $ 7.42367 to  $ 7.97763 $  6,054   8.92%    0.95%  to   2.40%  -27.29% to  -25.76%

                                        AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   9,818 $ 9.51449 to  $16.96161 $116,290   0.00%    0.55%  to   3.25%   16.17% to   19.41%
December 31, 2011   5,925 $ 7.99180 to  $14.40189 $ 59,777   0.45%    0.55%  to   3.25%  -19.59% to  -13.59%
December 31, 2010   3,503 $ 9.80048 to  $16.89809 $ 40,832   0.04%    0.55%  to   3.25%   20.64% to   31.30%
December 31, 2009   1,490 $ 7.46424 to  $12.99734 $ 12,797   0.20%    0.95%  to   2.55%   29.38% to   31.41%
December 31, 2008     741 $ 5.92475 to  $ 7.39352 $  5,080   0.00%    1.15%  to   2.40%  -45.41% to  -38.18%

                                               AST MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   5,850 $10.19368 to  $17.66406 $ 73,924   0.44%    0.55%  to   3.25%   14.56% to   17.76%
December 31, 2011   3,655 $ 8.68256 to  $15.20886 $ 39,679   0.70%    0.55%  to   3.25%  -12.84% to   -3.98%
December 31, 2010   2,712 $ 9.84588 to  $16.05923 $ 30,901   0.46%    0.55%  to   3.25%   13.94% to   22.45%
December 31, 2009     919 $ 8.24232 to  $13.24524 $  8,484   1.75%    0.95%  to   2.95%   31.78% to   37.58%
December 31, 2008     519 $ 6.33563 to  $ 7.22665 $  3,559   1.05%    1.15%  to   2.40%  -39.58% to  -34.05%

                                              AST SMALL-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   6,003 $10.03524 to  $17.11423 $ 73,641   0.41%    0.55%  to   3.25%   14.31% to   17.51%
December 31, 2011   4,291 $ 8.56576 to  $14.76666 $ 45,405   0.60%    0.55%  to   3.25%  -13.58% to   -6.49%
December 31, 2010   3,661 $10.21456 to  $16.01106 $ 41,903   0.41%    0.55%  to   3.25%   13.88% to   24.81%
December 31, 2009   1,917 $ 8.19364 to  $12.95541 $ 17,742   1.67%    0.95%  to   2.95%   24.02% to   29.87%
December 31, 2008   1,506 $ 6.56669 to  $ 8.14863 $ 11,281   1.14%    1.00%  to   2.40%  -31.37% to  -25.48%

                                     AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012   9,486 $10.63210 to  $15.38733 $114,812   0.22%    0.55%  to   3.25%   15.87% to   19.11%
December 31, 2011   5,661 $ 8.95362 to  $13.09897 $ 58,548   0.16%    0.55%  to   3.25%  -10.43% to   -4.48%
December 31, 2010   5,727 $ 9.78196 to  $13.90429 $ 63,050   0.07%    0.55%  to   3.25%    6.48% to    9.25%
December 31, 2009   3,085 $ 8.95378 to  $12.85313 $ 32,211   0.00%    0.95%  to   2.95%   27.10% to   47.99%
December 31, 2008   1,115 $ 6.05017 to  $ 7.74360 $  8,051   0.14%    0.95%  to   2.40%  -41.67% to  -34.07%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  13,956 $10.46013 to  $17.71525 $182,448   0.00%    0.55%  to   3.25%   15.72% to   18.96%
December 31, 2011   8,276 $ 8.81982 to  $15.09953 $ 93,020   0.00%    0.55%  to   3.25%  -11.35% to   -3.51%
December 31, 2010   7,400 $10.81269 to  $15.86600 $ 88,581   0.00%    0.55%  to   3.25%   12.74% to   18.70%
December 31, 2009   2,818 $ 9.33692 to  $13.49906 $ 30,759   0.00%    0.95%  to   2.95%   33.32% to   55.61%
December 31, 2008     953 $ 6.59238 to  $ 7.63476 $  6,917   0.00%    1.00%  to   2.40%  -42.18% to  -35.31%

                                              AST LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  22,984 $ 8.05750 to  $15.24503 $236,678   3.18%    0.55%  to   3.25%   13.08% to   16.24%
December 31, 2011  12,016 $ 6.95898 to  $13.29726 $105,206   1.21%    0.55%  to   3.25%  -10.31% to   -4.71%
December 31, 2010   8,210 $ 7.33176 to  $14.14819 $ 73,771   0.98%    0.95%  to   3.25%    5.18% to   12.09%
December 31, 2009   7,331 $ 6.54070 to  $12.74667 $ 56,990   2.87%    0.95%  to   2.95%   16.63% to   26.67%
December 31, 2008   7,349 $ 5.52836 to  $ 6.82177 $ 48,882   2.22%    0.95%  to   2.40%  -42.86% to  -39.90%

                                       AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  43,060 $10.94845 to  $15.11073 $513,536   1.11%    0.55%  to   3.25%    2.48% to    5.35%
December 31, 2011  20,912 $10.42419 to  $14.54337 $245,855   1.20%    0.55%  to   3.25%    4.25% to    9.56%
December 31, 2010   4,379 $10.70748 to  $13.45763 $ 50,715   5.46%    0.55%  to   3.25%    7.21% to   12.35%
December 31, 2009   1,958 $10.22891 to  $12.09710 $ 21,733   7.38%    0.95%  to   2.90%   19.82% to   33.34%
December 31, 2008   1,183 $ 8.17364 to  $ 8.54833 $  9,951   8.49%    1.15%  to   2.40%  -25.05% to  -24.13%

                                          AST MARSICO CAPITAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2012  16,939 $ 9.89077 to  $16.00178 $195,765   0.38%    0.55%  to   3.25%    8.61% to   11.65%
December 31, 2011  11,182 $ 8.89389 to  $14.53184 $117,841   0.30%    0.55%  to   3.25%   -8.96% to   -1.46%
December 31, 2010   9,228 $ 9.06112 to  $14.95140 $ 99,289   0.61%    0.55%  to   3.25%   11.96% to   18.63%
December 31, 2009   5,649 $ 7.63844 to  $12.72864 $ 50,094   0.84%    0.95%  to   2.95%   26.37% to   28.54%
December 31, 2008   4,708 $ 6.23147 to  $ 7.27809 $ 33,179   0.51%    1.00%  to   2.40%  -44.98% to  -39.89%

                                      A63

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                                  AST MFS GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012    6,309 $10.55752 to  $15.06982 $   74,107   0.00%    0.55%  to   3.25%   13.27% to   16.44%
December 31, 2011    3,218 $ 9.10275 to  $13.12223 $   33,301   0.36%    0.55%  to   3.25%   -7.50% to   -1.14%
December 31, 2010    2,603 $ 9.24407 to  $13.45761 $   27,605   0.10%    0.55%  to   3.25%    7.59% to   11.72%
December 31, 2009      986 $ 8.27409 to  $12.16473 $    9,338   0.16%    0.95%  to   2.95%   20.52% to   23.13%
December 31, 2008      674 $ 6.96848 to  $ 8.31391 $    5,322   0.26%    1.00%  to   2.40%  -37.80% to  -31.22%

                                       AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   15,458 $10.25722 to  $17.17555 $  192,774   0.00%    0.55%  to   3.25%    8.72% to   11.77%
December 31, 2011    8,614 $ 9.20532 to  $15.58152 $  100,645   0.00%    0.55%  to   3.25%   -7.23% to    1.13%
December 31, 2010    5,335 $ 9.35229 to  $15.62143 $   64,482   0.00%    0.55%  to   3.25%   18.48% to   27.47%
December 31, 2009    2,096 $ 7.52062 to  $12.37664 $   20,645   0.00%    0.95%  to   2.95%   23.25% to   28.57%
December 31, 2008    1,398 $ 6.43407 to  $ 8.62745 $   11,182   0.00%    1.15%  to   2.40%  -44.52% to  -36.46%

                                     AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   11,618 $10.11103 to  $18.27003 $  142,067   0.94%    0.55%  to   3.25%   13.32% to   16.48%
December 31, 2011    8,187 $ 8.70651 to  $15.90297 $   86,810   0.99%    0.55%  to   3.25%  -12.72% to   -3.02%
December 31, 2010    7,174 $ 9.62757 to  $16.62562 $   78,392   1.02%    0.55%  to   3.25%   11.27% to   22.27%
December 31, 2009    3,024 $ 7.99019 to  $13.73161 $   26,629   1.77%    0.95%  to   2.90%   34.71% to   39.32%
December 31, 2008    1,606 $ 5.79288 to  $ 6.90162 $   10,553   1.70%    0.95%  to   2.40%  -43.61% to  -37.17%

                                         AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   20,118 $ 9.99469 to  $12.61643 $  218,837   1.17%    0.55%  to   3.25%    1.29% to    4.12%
December 31, 2011   15,357 $ 9.86766 to  $12.18917 $  164,143   0.86%    0.55%  to   3.25%   -1.07% to    1.68%
December 31, 2010    9,358 $ 9.97411 to  $12.07057 $  102,959   2.31%    0.55%  to   3.25%   -0.33% to    2.92%
December 31, 2009    4,168 $10.42590 to  $11.78015 $   48,312   5.30%    0.95%  to   2.95%    4.36% to    9.19%
December 31, 2008    2,767 $ 9.71676 to  $10.83660 $   29,608   5.18%    1.00%  to   2.40%   -2.91% to    0.11%

                                         AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   19,042 $ 8.48182 to  $15.92130 $  206,693   0.18%    0.55%  to   3.25%   13.43% to   16.61%
December 31, 2011    5,793 $ 7.30270 to  $13.84402 $   53,933   1.15%    0.55%  to   3.25%  -10.17% to   -2.18%
December 31, 2010    4,615 $ 7.31183 to  $14.34884 $   43,678   1.20%    0.95%  to   3.25%    4.43% to   12.18%
December 31, 2009    2,161 $ 6.68122 to  $12.91774 $   16,542   3.44%    0.95%  to   2.95%   20.89% to   27.90%
December 31, 2008      798 $ 5.65507 to  $ 6.73924 $    5,075   3.35%    1.00%  to   2.40%  -43.25% to  -42.46%

                                             AST QMA US EQUITY ALPHA PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012    5,427 $ 9.53931 to  $17.10866 $   67,692   0.71%    0.55%  to   2.95%   15.39% to   18.15%
December 31, 2011    2,688 $ 8.14600 to  $14.68191 $   27,992   0.73%    0.55%  to   2.95%    0.50% to    2.89%
December 31, 2010    1,934 $ 7.98785 to  $14.46757 $   19,154   0.58%    0.55%  to   2.95%    8.14% to   13.97%
December 31, 2009      983 $ 7.12555 to  $12.82018 $    7,830   1.73%    0.95%  to   2.95%   18.97% to   27.22%
December 31, 2008      754 $ 5.90465 to  $ 7.04101 $    5,014   2.28%    0.95%  to   2.40%  -40.16% to  -39.29%

                                       AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   30,858 $ 7.88745 to  $13.79902 $  313,815   0.41%    0.55%  to   3.25%    0.24% to    3.05%
December 31, 2011   21,581 $ 7.67745 to  $13.57744 $  220,749   0.61%    0.55%  to   3.25%  -22.38% to  -15.39%
December 31, 2010   18,820 $ 9.78665 to  $16.26883 $  237,118   0.41%    0.55%  to   3.25%   15.18% to   19.32%
December 31, 2009    9,564 $ 8.23044 to  $13.76951 $  111,200   1.38%    0.95%  to   2.95%   32.80% to   47.95%
December 31, 2008    6,046 $ 5.58255 to  $ 9.18555 $   50,318   0.62%    1.00%  to   2.40%  -51.16% to  -45.19%

                                        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  427,079 $10.69535 to  $14.81356 $5,131,917   1.21%    0.55%  to   3.25%    9.80% to   12.87%
December 31, 2011  229,101 $ 9.50439 to  $13.30691 $2,473,645   1.10%    0.55%  to   3.25%   -4.90% to    1.42%
December 31, 2010  146,126 $ 9.85367 to  $13.30202 $1,581,659   0.78%    0.55%  to   3.25%    5.89% to   10.49%
December 31, 2009   42,023 $ 9.03658 to  $12.15888 $  421,914   2.06%    0.95%  to   2.95%   20.34% to   22.97%
December 31, 2008   16,314 $ 7.43372 to  $ 8.81488 $  135,699   1.83%    0.95%  to   2.65%  -27.86% to  -23.34%

                                              AST MFS GLOBAL EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   15,072 $10.68753 to  $16.86736 $  188,579   1.03%    0.55%  to   3.25%   19.07% to   22.40%
December 31, 2011    8,288 $ 8.75800 to  $13.97222 $   87,581   0.51%    0.55%  to   3.25%  -12.73% to   -3.66%
December 31, 2010    6,015 $ 9.74368 to  $14.70491 $   67,368   0.40%    0.55%  to   3.25%    7.95% to   10.99%
December 31, 2009    1,713 $ 8.77866 to  $13.37974 $   18,281   1.77%    0.95%  to   2.95%   28.43% to   32.84%
December 31, 2008      924 $ 7.15759 to  $ 9.03881 $    7,771   1.24%    1.00%  to   2.40%  -35.54% to  -28.62%

                                      A64

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                        AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   14,337 $ 9.30017 to  $15.23803 $  159,507   1.68%    0.55%  to   3.25%   17.94% to   21.24%
December 31, 2011    9,785 $ 7.70131 to  $12.74350 $   90,598   1.40%    0.55%  to   3.25%  -18.08% to   -9.65%
December 31, 2010    8,842 $ 8.34866 to  $14.30022 $   90,495   0.97%    0.55%  to   3.25%    4.10% to    7.63%
December 31, 2009    3,788 $ 8.06067 to  $13.60349 $   36,077   3.65%    0.95%  to   2.95%   32.70% to   34.60%
December 31, 2008    1,881 $ 5.98845 to  $ 8.06508 $   13,887   2.59%    0.95%  to   2.40%  -42.76% to  -36.31%

                                          AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   17,788 $10.32374 to  $13.40697 $  196,194   2.36%    0.55%  to   3.25%    1.80% to    4.65%
December 31, 2011   10,426 $ 9.89515 to  $12.88781 $  113,539   2.50%    0.55%  to   3.25%   -1.04% to    3.55%
December 31, 2010    6,415 $10.20242 to  $12.51967 $   70,483   2.41%    0.55%  to   3.25%    2.24% to    4.75%
December 31, 2009    2,631 $10.44910 to  $11.97584 $   30,156   7.16%    0.95%  to   2.55%    9.49% to   11.06%
December 31, 2008    2,190 $ 9.44110 to  $10.80461 $   22,605   5.04%    1.00%  to   2.40%   -5.95% to   -3.40%

                                     AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   62,039 $ 8.89580 to  $14.81394 $  604,521   0.26%    0.55%  to   3.25%    7.39% to   10.40%
December 31, 2011   29,416 $ 8.08980 to  $13.60557 $  265,956   0.27%    0.55%  to   3.25%  -12.57% to   -4.36%
December 31, 2010   15,551 $ 8.45893 to  $14.36696 $  151,898   0.49%    0.95%  to   2.95%   11.35% to   13.56%
December 31, 2009   16,369 $ 7.44914 to  $12.77693 $  141,974   1.06%    0.95%  to   2.95%    1.10% to   27.22%
December 31, 2008    5,852 $ 5.85514 to  $ 7.01024 $   39,367   0.72%    0.95%  to   2.40%  -43.68% to  -37.29%

                                       AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  393,994 $ 9.82079 to  $14.63036 $4,452,563   0.79%    0.55%  to   3.25%   10.02% to   13.10%
December 31, 2011  287,989 $ 8.76109 to  $13.11625 $2,893,895   0.51%    0.55%  to   3.25%   -9.16% to   -2.96%
December 31, 2010  297,589 $ 9.03449 to  $13.70422 $3,101,702   1.02%    0.55%  to   3.25%    7.43% to   12.31%
December 31, 2009  182,179 $ 8.15083 to  $12.32315 $1,672,572   1.87%    0.95%  to   2.95%   21.96% to   24.15%
December 31, 2008  113,271 $ 6.59783 to  $ 7.79077 $  849,426   0.98%    0.95%  to   2.75%  -36.68% to  -31.11%

                                     AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  347,097 $ 9.96722 to  $14.15903 $3,909,210   0.97%    0.55%  to   3.25%    8.90% to   11.95%
December 31, 2011  269,022 $ 8.98306 to  $12.82397 $2,725,760   0.62%    0.55%  to   3.25%   -5.82% to   -3.20%
December 31, 2010  241,208 $ 9.28559 to  $13.43083 $2,538,982   0.83%    0.55%  to   3.25%    7.15% to   10.91%
December 31, 2009  135,488 $ 8.48293 to  $12.22943 $1,275,037   2.33%    0.95%  to   2.95%   21.03% to   23.19%
December 31, 2008   99,125 $ 6.92031 to  $ 7.99594 $  766,747   1.13%    0.95%  to   2.75%  -33.66% to  -28.71%

                                          AST BALANCED ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  451,333 $10.33901 to  $14.19558 $5,203,726   0.92%    0.55%  to   3.25%    8.81% to   11.86%
December 31, 2011  339,582 $ 9.27105 to  $12.86748 $3,548,073   0.63%    0.55%  to   3.25%   -7.28% to   -1.76%
December 31, 2010  308,411 $ 9.68344 to  $13.27946 $3,322,650   0.78%    0.55%  to   3.25%    6.51% to   11.26%
December 31, 2009  196,484 $ 8.76833 to  $12.05401 $1,919,182   1.22%    0.95%  to   2.95%    0.42% to   22.14%
December 31, 2008   53,051 $ 7.30442 to  $ 8.27064 $  424,592   1.06%    0.95%  to   2.75%  -30.61% to  -26.37%

                                        AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  367,594 $10.51490 to  $13.51575 $4,290,630   1.09%    0.55%  to   3.25%    6.78% to    9.77%
December 31, 2011  264,390 $ 9.60825 to  $12.48452 $2,869,173   0.90%    0.55%  to   3.25%   -3.91% to    0.44%
December 31, 2010  199,628 $10.40137 to  $12.60207 $2,211,567   1.26%    0.55%  to   3.25%    4.97% to    9.53%
December 31, 2009  115,717 $ 9.58079 to  $11.61945 $1,210,537   0.92%    0.95%  to   2.95%   -0.03% to   18.91%
December 31, 2008   30,030 $ 8.12914 to  $ 9.09941 $  265,987   0.81%    0.95%  to   2.75%  -21.64% to  -18.78%

                                         AST FIRST TRUST BALANCED TARGET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  211,694 $ 9.58449 to  $14.47747 $2,406,115   1.88%    0.55%  to   3.25%    7.03% to   10.03%
December 31, 2011  130,049 $ 8.78893 to  $13.34133 $1,346,840   1.74%    0.55%  to   3.25%   -6.65% to   -2.05%
December 31, 2010   95,851 $ 8.97842 to  $13.80890 $1,008,799   1.36%    0.55%  to   3.25%    9.25% to   13.29%
December 31, 2009   37,024 $ 8.03026 to  $12.30994 $  325,778   3.84%    0.95%  to   2.95%   20.65% to   23.42%
December 31, 2008   18,094 $ 6.57782 to  $ 7.34272 $  130,124   2.24%    0.95%  to   2.65%  -36.18% to  -32.22%

                                   AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  248,630 $ 8.86900 to  $14.47559 $2,804,356   1.30%    0.55%  to   3.25%    9.25% to   12.30%
December 31, 2011  148,843 $ 7.98786 to  $13.06962 $1,485,879   1.18%    0.55%  to   3.25%  -11.82% to   -6.73%
December 31, 2010  131,381 $ 8.66171 to  $14.20708 $1,380,684   0.85%    0.55%  to   3.25%   14.30% to   17.90%
December 31, 2009   58,998 $ 7.40130 to  $12.16947 $  483,351   2.18%    0.95%  to   2.95%    0.09% to   24.79%
December 31, 2008   23,483 $ 5.97509 to  $ 6.74838 $  154,549   1.25%    0.95%  to   2.75%  -42.30% to  -37.21%

                                      A65

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                             AST ADVANCED STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  343,976 $10.48694 to  $15.17148 $4,121,284   1.27%    0.55%  to   3.25%    9.95% to   13.02%
December 31, 2011  193,663 $ 9.30664 to  $13.61010 $2,075,520   1.03%    0.55%  to   3.25%   -6.93% to   -0.44%
December 31, 2010  137,362 $ 9.94879 to  $13.85960 $1,496,355   0.91%    0.55%  to   3.25%    8.08% to   12.64%
December 31, 2009   51,794 $ 8.94949 to  $12.42655 $  502,645   2.84%    0.95%  to   2.95%   22.94% to   25.01%
December 31, 2008   27,547 $ 7.19429 to  $ 7.98587 $  214,852   1.96%    0.95%  to   2.65%  -31.62% to  -27.56%

                                        AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   26,918 $10.57497 to  $16.64347 $  334,820   0.00%    0.55%  to   3.25%   13.76% to   16.94%
December 31, 2011   16,190 $ 9.07073 to  $14.43104 $  173,497   0.00%    0.55%  to   3.25%   -9.08% to   -2.24%
December 31, 2010   13,777 $10.04316 to  $14.96577 $  152,422   0.00%    0.55%  to   3.25%   10.53% to   14.72%
December 31, 2009    6,994 $ 8.97301 to  $13.17447 $   67,092   0.00%    0.95%  to   2.95%   31.06% to   51.93%
December 31, 2008    5,295 $ 6.20861 to  $ 6.64158 $   33,149   0.14%    1.00%  to   2.40%  -41.96% to  -38.73%

                                                 AST MONEY MARKET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   24,863 $ 8.99838 to  $10.31714 $  240,224   0.01%    0.55%  to   3.25%   -3.25% to   -0.54%
December 31, 2011   24,015 $ 9.26367 to  $10.43487 $  236,147   0.02%    0.55%  to   3.25%   -3.22% to   -0.52%
December 31, 2010   12,763 $ 9.53428 to  $10.55197 $  128,581   0.02%    0.55%  to   3.25%   -2.84% to   -0.43%
December 31, 2009    6,856 $ 9.80318 to  $10.67105 $   71,974   0.24%    0.95%  to   2.95%   -2.34% to   -0.70%
December 31, 2008    6,401 $10.04509 to  $10.76754 $   68,076   2.25%    0.95%  to   2.65%   -0.14% to    1.54%

                                               AST SMALL-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012    9,973 $ 9.69125 to  $18.80226 $  133,149   0.00%    0.55%  to   3.25%    8.52% to   11.56%
December 31, 2011    7,586 $ 8.71343 to  $17.08879 $   91,234   0.00%    0.55%  to   3.25%  -12.02% to   -1.52%
December 31, 2010    5,749 $11.41543 to  $17.59375 $   70,222   0.21%    0.55%  to   3.25%   25.34% to   35.13%
December 31, 2009    3,575 $ 8.52896 to  $13.14833 $   31,797   0.05%    0.95%  to   2.95%   30.52% to   32.65%
December 31, 2008    3,394 $ 6.42979 to  $ 6.77186 $   22,897   0.00%    0.95%  to   2.40%  -36.52% to  -33.33%

                                           AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012  205,774 $10.81598 to  $14.46865 $2,382,350   2.53%    0.55%  to   3.25%    5.76% to    8.72%
December 31, 2011  139,943 $ 9.99564 to  $13.38718 $1,518,001   1.84%    0.55%  to   3.25%   -0.17% to    2.61%
December 31, 2010  113,266 $10.24378 to  $13.12390 $1,231,961   1.52%    0.55%  to   3.25%    2.38% to    6.70%
December 31, 2009   51,426 $ 9.92546 to  $12.32370 $  540,684   0.63%    0.95%  to   2.95%   -0.60% to   15.43%
December 31, 2008    2,743 $ 9.36846 to  $10.69755 $   28,962   3.78%    0.95%  to   2.40%   -6.45% to   -3.18%

                                             AST INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012    6,716 $ 8.13719 to  $14.02985 $   70,251   2.14%    0.55%  to   3.25%   12.88% to   16.03%
December 31, 2011    4,763 $ 7.04041 to  $12.25942 $   43,196   1.53%    0.55%  to   3.25%  -21.55% to  -13.03%
December 31, 2010    3,757 $ 7.92905 to  $14.29181 $   39,039   0.70%    0.55%  to   3.25%    7.59% to   10.04%
December 31, 2009    1,307 $ 7.38580 to  $13.11671 $   11,673   2.16%    0.95%  to   2.95%   27.44% to   29.64%
December 31, 2008      761 $ 6.22962 to  $ 7.03242 $    5,280   2.62%    1.15%  to   2.40%  -45.32% to  -38.11%

                                             AST INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   16,433 $ 8.40498 to  $15.04565 $  167,285   1.04%    0.55%  to   3.25%   16.45% to   19.70%
December 31, 2011    7,248 $ 7.04917 to  $12.74401 $   63,232   0.64%    0.55%  to   3.25%  -18.51% to  -13.40%
December 31, 2010    3,921 $ 7.97297 to  $14.92060 $   40,509   0.29%    0.55%  to   3.25%   11.22% to   14.67%
December 31, 2009    1,455 $ 7.20534 to  $13.28533 $   11,795   1.59%    0.95%  to   2.95%   30.13% to   34.02%
December 31, 2008      761 $ 5.96394 to  $ 6.16356 $    4,624   1.46%    1.15%  to   2.40%  -51.40% to  -50.80%

                                                NVIT DEVELOPING MARKETS FUND
                   -----------------------------------------------------------------------------------------
December 31, 2012      882 $14.54907 to  $15.23556 $   13,170   0.09%    1.40%  to   2.00%   14.49% to   15.17%
December 31, 2011    1,066 $12.70790 to  $13.22905 $   13,856   0.27%    1.40%  to   2.00%  -23.92% to  -23.48%
December 31, 2010    1,496 $16.70438 to  $17.28741 $   25,524   0.00%    1.40%  to   2.00%   13.86% to   14.54%
December 31, 2009    1,437 $14.67036 to  $15.09299 $   21,453   1.15%    1.40%  to   2.00%   59.05% to   59.99%
December 31, 2008    1,133 $ 9.22392 to  $ 9.43370 $   10,589   0.72%    1.40%  to   2.00%  -58.69% to  -58.44%

                              AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012  240,122 $11.79750 to  $15.78403 $3,143,918   1.35%    0.55%  to   2.65%    6.50% to    8.80%
December 31, 2011  624,195 $10.87605 to  $14.56477 $7,606,942   0.43%    0.55%  to   2.65%    8.68% to   11.82%
December 31, 2010   11,978 $10.54049 to  $13.07585 $  153,555   6.62%    0.55%  to   2.65%    5.34% to    9.77%
December 31, 2009   23,600 $10.83253 to  $11.91239 $  277,671   1.31%    0.95%  to   2.30%    8.49% to   10.26%
December 31, 2008   65,795 $10.69598 to  $10.80437 $  706,744   0.00%    0.95%  to   2.05%    6.98% to    8.05%

                                      A66

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                         AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2012   36,399 $11.01502 to  $12.52719 $  422,609   3.25%    0.55%  to   3.25%    4.34% to    7.26%
December 31, 2011   23,999 $10.31578 to  $11.84188 $  263,297   2.74%    0.55%  to   3.25%    2.59% to    5.44%
December 31, 2010   15,299 $10.29052 to  $11.38650 $  161,902   1.28%    0.55%  to   3.25%    2.93% to    6.78%
December 31, 2009    3,801 $10.05881 to  $10.76877 $   38,962   3.37%    0.95%  to   2.95%    7.10% to   10.58%
December 31, 2008      543 $ 9.12808 to  $ 9.37876 $    5,058   0.13%    0.95%  to   2.40%   -8.80% to   -6.10%

                                    AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012   13,761 $11.81915 to  $14.40463 $  168,637   0.49%    1.15%  to   3.25%    2.27% to    4.50%
December 31, 2011   14,702 $11.55635 to  $13.80307 $  174,657   0.19%    1.15%  to   3.25%    9.90% to   12.27%
December 31, 2010    1,423 $11.92705 to  $12.31074 $   17,224   0.93%    1.30%  to   2.40%    8.58% to    9.76%
December 31, 2009    2,189 $10.98462 to  $11.21615 $   24,289   0.29%    1.30%  to   2.40%   -8.25% to   -7.26%
December 31, 2008    2,046 $11.97274 to  $12.09377 $   24,606   0.00%    1.30%  to   2.40%   19.75% to   20.95%

                                    AST BOND PORTFOLIO 2019 (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012    2,327 $11.93263 to  $14.57520 $   29,834   0.83%    1.15%  to   3.25%    2.41% to    4.64%
December 31, 2011      809 $13.36844 to  $13.94770 $   11,027   0.95%    1.30%  to   2.40%   13.26% to   14.49%
December 31, 2010    1,229 $11.80330 to  $12.18296 $   14,732   0.74%    1.30%  to   2.40%    8.75% to    9.93%
December 31, 2009    1,467 $10.85345 to  $11.08225 $   16,102   0.28%    1.30%  to   2.40%   -9.86% to   -8.88%
December 31, 2008    1,619 $12.04125 to  $12.16291 $   19,590   0.00%    1.30%  to   2.40%   20.44% to   21.64%

                                 AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012    5,471 $10.83725 to  $19.05468 $   72,228   1.37%    0.55%  to   3.25%   22.68% to   26.11%
December 31, 2011    2,702 $ 8.75182 to  $15.32029 $   28,411   2.36%    0.55%  to   3.25%  -12.17% to   -5.56%
December 31, 2010    2,120 $ 9.43708 to  $16.44739 $   23,406   1.16%    0.55%  to   3.25%   14.58% to   19.07%
December 31, 2009      355 $ 8.03953 to  $13.95016 $    2,911   1.02%    0.95%  to   2.95%   31.93% to   41.49%
December 31, 2008       27 $ 6.09375 to  $ 6.12807 $      164   0.00%    1.15%  to   2.40%  -40.11% to  -39.78%

                         AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012   20,909 $ 8.90982 to  $16.06935 $  220,458   1.08%    0.55%  to   3.25%   14.09% to   17.28%
December 31, 2011   13,670 $ 7.61998 to  $13.89229 $  123,993   0.93%    0.55%  to   3.25%  -23.87% to  -20.71%
December 31, 2010   12,640 $10.78803 to  $17.76396 $  144,882   0.30%    0.55%  to   3.25%   16.24% to   21.12%
December 31, 2009    2,787 $ 9.03476 to  $14.81166 $   25,629   0.28%    0.95%  to   2.95%   46.36% to   64.95%
December 31, 2008       97 $ 5.55599 to  $ 5.58718 $      540   0.00%    1.15%  to   2.40%  -44.99% to  -44.69%

                       FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012        0 $ 9.57301 to  $14.97302 $        0   2.96%    0.55%  to   3.25%   10.71% to   12.94%
December 31, 2011  136,049 $ 8.60412 to  $13.39083 $1,361,263   0.02%    0.55%  to   3.25%  -10.47% to   -2.21%
December 31, 2010  114,431 $ 8.98185 to  $13.88351 $1,165,490   3.85%    0.55%  to   3.25%    5.60% to    9.20%
December 31, 2009   26,709 $ 8.36337 to  $12.83927 $  228,762   5.19%    0.95%  to   2.95%   26.66% to   28.84%
December 31, 2008    3,342 $ 6.60055 to  $ 6.67497 $   22,207   4.54%    0.95%  to   2.65%  -34.50% to  -33.77%

                           AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012   14,958 $10.52515 to  $17.90792 $  192,756   0.48%    0.55%  to   3.25%   11.92% to   15.05%
December 31, 2011    8,707 $ 9.17568 to  $15.78149 $   99,213   0.50%    0.55%  to   3.25%   -7.35% to    0.75%
December 31, 2010    6,209 $11.36904 to  $15.88201 $   72,334   0.34%    0.55%  to   3.25%   14.10% to   25.57%
December 31, 2009    1,010 $ 9.43289 to  $12.77276 $    9,809   0.89%    0.95%  to   2.95%   23.87% to   28.33%
December 31, 2008       71 $ 7.61489 to  $ 7.66279 $      545   0.00%    1.00%  to   2.40%  -24.10% to  -23.63%

                              AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012  178,381 $ 9.83583 to  $15.08440 $2,100,412   0.45%    0.55%  to   3.25%   12.13% to   15.27%
December 31, 2011  100,743 $ 8.71154 to  $13.26883 $1,031,946   0.29%    0.55%  to   3.25%   -8.49% to   -2.93%
December 31, 2010   78,031 $ 9.16080 to  $13.85815 $  815,840   0.26%    0.55%  to   3.25%    8.82% to   13.27%
December 31, 2009   19,248 $ 8.22388 to  $12.35611 $  162,373   0.37%    0.95%  to   2.95%   22.12% to   25.66%
December 31, 2008    1,750 $ 6.65498 to  $ 6.73005 $   11,717   0.03%    0.95%  to   2.65%  -34.10% to  -33.36%

                            AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012  221,186 $ 9.83094 to  $13.66670 $2,470,812   0.52%    0.55%  to   3.25%    6.69% to    9.68%
December 31, 2011  126,313 $ 9.15103 to  $12.63456 $1,292,495   0.40%    0.55%  to   3.25%   -6.86% to   -2.36%
December 31, 2010   87,541 $ 9.56692 to  $13.11882 $  917,592   0.43%    0.55%  to   3.25%    6.86% to   10.86%
December 31, 2009   22,971 $ 8.77459 to  $11.95029 $  206,515   0.28%    0.95%  to   2.95%   18.25% to   22.23%
December 31, 2008    3,073 $ 7.29981 to  $ 7.38211 $   22,578   0.01%    0.95%  to   2.65%  -27.59% to  -26.77%

                                      A67

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                             AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012  129,515 $10.40314 to  $14.87346 $1,521,500   0.44%    0.55%  to   3.25%    9.89% to   12.96%
December 31, 2011   74,331 $ 9.31537 to  $13.35045 $  778,470   0.34%    0.55%  to   3.25%   -6.67% to   -1.12%
December 31, 2010   53,201 $ 9.70638 to  $13.68833 $  564,005   0.23%    0.55%  to   3.25%    7.84% to   12.75%
December 31, 2009   13,284 $ 8.75409 to  $12.26108 $  118,947   0.26%    0.95%  to   2.95%   21.32% to   25.48%
December 31, 2008    1,149 $ 7.09425 to  $ 7.17421 $    8,203   0.01%    0.95%  to   2.65%  -29.84% to  -29.05%

                          AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012  142,917 $10.28303 to  $13.69989 $1,608,379   0.57%    0.55%  to   3.25%    6.54% to    9.52%
December 31, 2011   93,246 $ 9.41906 to  $12.68275 $  967,246   0.48%    0.55%  to   3.25%   -5.72% to   -1.05%
December 31, 2010   65,121 $ 9.88878 to  $12.99556 $  686,924   0.37%    0.55%  to   3.25%    6.02% to   10.55%
December 31, 2009   17,717 $ 9.09584 to  $11.87199 $  164,854   0.20%    0.95%  to   2.95%   17.66% to   22.22%
December 31, 2008    2,161 $ 7.56739 to  $ 7.65257 $   16,459   0.01%    0.95%  to   2.65%  -24.99% to  -24.15%

                            AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012  113,955 $10.22856 to  $14.20334 $1,323,739   0.49%    0.55%  to   3.25%    9.94% to   13.01%
December 31, 2011   58,251 $ 9.24016 to  $12.74316 $  603,154   0.22%    0.55%  to   3.25%   -5.64% to   -3.01%
December 31, 2010   36,638 $ 9.72512 to  $13.32052 $  391,883   0.27%    0.55%  to   3.25%    7.69% to   12.26%
December 31, 2009    6,536 $ 8.80911 to  $11.98361 $   58,908   0.32%    0.95%  to   2.95%   18.10% to   20.09%
December 31, 2008      746 $ 7.45897 to  $ 7.54313 $    5,599   0.01%    0.95%  to   2.65%  -26.17% to  -25.34%

                                    PROFUND VP CONSUMER SERVICES (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012       13 $13.27826 to  $14.43316 $      177   0.00%    0.55%  to   2.00%   19.70% to   21.43%
December 31, 2011       10 $11.09282 to  $11.88626 $      123   0.00%    0.55%  to   2.00%    3.43% to    4.92%
December 31, 2010        7 $10.64073 to  $11.32891 $       80   0.00%    0.55%  to   2.30%   12.97% to   19.60%
December 31, 2009        2 $ 8.95999 to  $ 9.08577 $       16   0.00%    1.50%  to   2.00%   27.80% to   28.87%
December 31, 2008        1 $ 7.01089 to  $ 7.02706 $       10   0.00%    2.00%  to   2.35%  -31.72% to  -31.56%

                                PROFUND VP CONSUMER GOODS PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012       34 $11.79908 to  $13.04871 $      424   0.80%    0.55%  to   2.30%    8.36% to   10.25%
December 31, 2011       32 $10.88855 to  $11.83570 $      358   0.90%    0.55%  to   2.30%    4.55% to    6.36%
December 31, 2010       12 $10.41504 to  $11.12815 $      125   0.00%    0.55%  to   2.30%   10.84% to   15.85%
December 31, 2009        8 $ 9.07106 to  $ 9.22877 $       74   1.22%    1.30%  to   2.00%   18.77% to   20.01%
December 31, 2008        7 $ 7.65475 to  $ 7.69024 $       55   3.00%    1.30%  to   2.00%  -24.13% to  -23.78%

                                       PROFUND VP FINANCIALS (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012      115 $ 6.57243 to  $10.93910 $      895   0.12%    0.55%  to   2.30%   21.92% to   24.04%
December 31, 2011       78 $ 5.39074 to  $ 8.81882 $      429   0.00%    0.55%  to   2.30%  -15.77% to  -14.31%
December 31, 2010      152 $ 6.39982 to  $10.29102 $      987   0.32%    0.55%  to   2.30%    3.05% to    9.29%
December 31, 2009      121 $ 5.90194 to  $ 5.98047 $      722   2.96%    1.50%  to   2.30%   12.42% to   13.31%
December 31, 2008       36 $ 5.26042 to  $ 5.27796 $      192   2.57%    1.50%  to   2.00%  -49.35% to  -49.18%

                                       PROFUND VP HEALTH CARE (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012       98 $12.04846 to  $12.71236 $    1,228   0.38%    0.55%  to   2.30%   14.76% to   16.76%
December 31, 2011       64 $10.49885 to  $10.88771 $      693   0.29%    0.55%  to   2.30%    7.64% to    9.51%
December 31, 2010       87 $ 9.75359 to  $10.01278 $      864   0.23%    0.55%  to   2.30%   -1.37% to    1.52%
December 31, 2009       41 $ 9.70197 to  $ 9.86247 $      401   0.76%    1.30%  to   2.30%   16.81% to   18.02%
December 31, 2008       21 $ 8.29892 to  $ 8.35649 $      172   0.44%    1.30%  to   2.35%  -18.25% to  -17.69%

                                       PROFUND VP INDUSTRIALS (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012       25 $ 9.66036 to  $12.94217 $      269   0.28%    0.55%  to   2.35%   13.13% to   15.16%
December 31, 2011       19 $ 8.53881 to  $11.23828 $      171   0.35%    0.55%  to   2.35%   -4.04% to   -2.32%
December 31, 2010       24 $ 8.89801 to  $11.41249 $      214   0.20%    1.50%  to   2.35%   14.03% to   21.92%
December 31, 2009       11 $ 7.35928 to  $ 7.46270 $       85   0.53%    1.50%  to   2.35%   21.25% to   22.27%
December 31, 2008        9 $ 6.06953 to  $ 6.10367 $       53   0.00%    1.50%  to   2.35%  -40.29% to  -39.96%

                                     PROFUND VP MID-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2012       32 $11.21885 to  $13.08646 $      373   0.00%    0.55%  to   2.30%   12.78% to   14.75%
December 31, 2011       32 $ 9.94731 to  $11.40463 $      326   0.00%    0.55%  to   2.30%   -5.07% to   -3.43%
December 31, 2010       52 $10.47890 to  $11.80941 $      579   0.00%    0.55%  to   2.30%   18.01% to   26.77%
December 31, 2009       17 $ 8.34760 to  $ 8.48599 $      145   0.00%    1.30%  to   2.30%   35.21% to   36.54%
December 31, 2008        8 $ 6.18606 to  $ 6.21489 $       48   0.00%    1.30%  to   2.00%  -38.58% to  -38.30%

                                      A68

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                    PROFUND VP MID-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     56  $10.37597 to  $12.37923 $   645    0.16%   0.55%  to   2.30%   13.94% to   15.92%
December 31, 2011     66  $ 9.10660 to  $10.67879 $   665    0.15%   0.55%  to   2.30%   -6.08% to   -4.45%
December 31, 2010     46  $ 9.69632 to  $11.17632 $   456    0.26%   0.55%  to   2.30%   11.96% to   18.91%
December 31, 2009     26  $ 8.23508 to  $ 8.37151 $   215    1.47%   1.30%  to   2.30%   27.93% to   29.19%
December 31, 2008      5  $ 6.44994 to  $ 6.47989 $    32    0.00%   1.30%  to   2.00%  -36.69% to  -36.40%

                                     PROFUND VP REAL ESTATE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     48  $ 9.82085 to  $14.13382 $   496    2.52%   0.55%  to   2.30%   14.53% to   16.53%
December 31, 2011     43  $ 8.57465 to  $12.12925 $   386    0.00%   0.55%  to   2.30%    2.40% to    4.17%
December 31, 2010     83  $ 8.37375 to  $11.60561 $   707    3.90%   0.95%  to   2.30%   15.86% to   22.85%
December 31, 2009     67  $ 6.86993 to  $ 6.96107 $   467    4.03%   1.50%  to   2.30%   25.02% to   26.01%
December 31, 2008     11  $ 5.50600 to  $ 5.52429 $    63    0.00%   1.50%  to   2.00%  -46.33% to  -46.15%

                                  PROFUND VP SMALL-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     34  $11.18920 to  $16.45836 $   411    0.00%   0.55%  to   2.90%    9.31% to   11.86%
December 31, 2011     37  $10.17680 to  $15.05725 $   403    0.00%   0.55%  to   2.90%   -1.57% to    0.72%
December 31, 2010     51  $10.27873 to  $15.29722 $   550    0.00%   0.55%  to   2.90%   17.66% to   24.11%
December 31, 2009     20  $ 8.36346 to  $ 8.50207 $   171    0.00%   1.30%  to   2.30%   23.27% to   24.55%
December 31, 2008      6  $ 6.79469 to  $ 6.82623 $    42    0.00%   1.30%  to   2.00%  -32.82% to  -32.50%

                                   PROFUND VP SMALL-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     27  $10.68964 to  $12.26837 $   314    0.00%   0.55%  to   2.30%   13.54% to   15.52%
December 31, 2011     39  $ 9.41484 to  $10.62040 $   404    0.00%   0.55%  to   2.30%   -6.26% to   -4.63%
December 31, 2010     25  $10.04307 to  $11.09991 $   259    0.07%   0.95%  to   2.30%   11.22% to   20.54%
December 31, 2009     22  $ 8.41420 to  $ 8.55355 $   187    0.48%   1.30%  to   2.30%   17.69% to   18.86%
December 31, 2008      2  $ 7.18696 to  $ 7.19653 $    15    0.00%   1.30%  to   1.50%  -29.74% to  -29.64%

                                 PROFUND VP TELECOMMUNICATIONS (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     18  $ 9.71718 to  $14.39725 $   213    3.22%   0.55%  to   2.35%   13.84% to   15.88%
December 31, 2011     15  $ 8.53611 to  $12.42479 $   133    3.63%   0.55%  to   2.35%   -0.47% to    1.31%
December 31, 2010     25  $ 8.57621 to  $12.26438 $   246    2.48%   0.55%  to   2.35%   13.03% to   22.07%
December 31, 2009     16  $ 7.58749 to  $ 7.69379 $   121   10.90%   1.50%  to   2.35%    4.86% to    5.73%
December 31, 2008      6  $ 7.23615 to  $ 7.27660 $    40    0.00%   1.50%  to   2.35%  -29.60% to  -29.20%

                                      PROFUND VP UTILITIES (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     63  $ 9.05776 to  $12.64461 $   651    2.12%   0.55%  to   2.30%   -2.12% to   -0.41%
December 31, 2011     55  $ 9.25352 to  $12.69674 $   589    1.69%   0.55%  to   2.30%   14.87% to   16.86%
December 31, 2010     36  $ 8.05537 to  $10.86454 $   295    2.48%   0.55%  to   2.30%    3.57% to    8.26%
December 31, 2009     38  $ 7.77777 to  $ 7.88054 $   297    5.44%   1.50%  to   2.30%    8.25% to    9.10%
December 31, 2008      5  $ 7.19947 to  $ 7.22327 $    39    0.93%   1.50%  to   2.00%  -28.71% to  -28.47%

                                  PROFUND VP LARGE-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     70  $10.42444 to  $12.68990 $   767    0.08%   0.55%  to   2.30%   10.18% to   12.10%
December 31, 2011     69  $ 9.46136 to  $11.32042 $   691    0.00%   0.55%  to   2.30%    0.82% to    2.56%
December 31, 2010     71  $ 9.38481 to  $11.03756 $   677    0.06%   0.55%  to   2.30%   10.49% to   11.73%
December 31, 2009     67  $ 8.48227 to  $ 8.59420 $   574    0.00%   1.50%  to   2.30%   26.82% to   27.82%
December 31, 2008      1  $ 6.70176 to  $ 6.72390 $     8    0.00%   1.50%  to   2.00%  -33.72% to  -33.50%

                                   PROFUND VP LARGE-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2012     92  $ 8.76356 to  $12.13040 $   878    0.86%   0.55%  to   2.30%   12.82% to   14.79%
December 31, 2011     97  $ 7.76766 to  $10.56792 $   851    0.69%   0.55%  to   2.30%   -3.49% to   -1.82%
December 31, 2010     89  $ 8.04896 to  $10.76394 $   733    0.89%   0.55%  to   2.30%    7.47% to   11.78%
December 31, 2009     45  $ 7.29354 to  $ 7.45124 $   330    3.70%   1.00%  to   2.30%   16.78% to   18.28%
December 31, 2008      2  $ 6.25789 to  $ 6.28698 $    15    2.52%   1.30%  to   2.00%  -38.90% to  -38.61%

                          AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2012  5,590  $ 9.54913 to  $12.14782 $61,346    0.45%   0.55%  to   3.25%    9.55% to   12.61%
December 31, 2011  3,425  $ 8.50545 to  $10.83000 $33,837    0.33%   0.55%  to   3.25%  -14.75% to   -6.39%
December 31, 2010  2,319  $10.44965 to  $11.61473 $24,809    0.02%   0.55%  to   3.25%    4.81% to   12.65%
December 31, 2009     47  $10.29149 to  $10.30741 $   487    0.00%   1.15%  to   2.35%    1.45% to    1.59%

                         AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2012  6,499  $10.54999 to  $12.92284 $78,351    0.00%   0.55%  to   3.25%   11.44% to   14.55%
December 31, 2011  3,024  $ 9.23751 to  $11.32571 $32,384    0.00%   0.55%  to   3.25%   -7.55% to    0.11%
December 31, 2010  1,478  $10.66273 to  $11.35800 $16,039    0.00%   0.95%  to   3.25%    6.95% to   10.27%
December 31, 2009     24  $10.27380 to  $10.30032 $   249    0.00%   0.95%  to   2.95%    1.89% to    2.14%

                                      A69

                                 AT YEAR ENDED                                  FOR YEAR ENDED
                   -----------------------------------------     -----------------------------------------------
                                                         NET     INVESTMENT
                   UNITS            UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)       LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   -------    ----------------------  ---------- ---------- -----------------  ------------------
                                    AST BOND PORTFOLIO 2020 (AVAILABLE JANUARY 2, 2009)
                   -----------------------------------------------------------------------------------------
December 31, 2012       48    $11.48725 to  $12.95314 $      589   2.69%    1.30%  to   3.25%    2.86% to    4.95%
December 31, 2011      314    $11.06416 to  $12.41953 $    3,603   1.15%    1.30%  to   2.95%   15.28% to   17.15%
December 31, 2010    1,771    $ 9.54633 to  $10.66744 $   17,133   0.00%    1.30%  to   3.25%    5.41% to   10.41%
December 31, 2009      114    $ 8.74021 to  $ 8.83518 $      996   0.00%    1.30%  to   2.40%  -12.60% to  -11.65%

                                    AST BOND PORTFOLIO 2017 (AVAILABLE JANUARY 4, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2012   13,596    $11.48120 to  $12.19387 $  160,818   0.52%    1.15%  to   3.25%    1.70% to    3.91%
December 31, 2011   15,087    $11.28966 to  $11.73508 $  173,608   0.08%    1.15%  to   3.25%    7.80% to   10.13%
December 31, 2010      450    $10.47326 to  $10.59081 $    4,746   0.00%    1.90%  to   3.25%    4.76% to    5.92%

                                    AST BOND PORTFOLIO 2021 (AVAILABLE JANUARY 4, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2012   14,512    $12.80734 to  $13.85470 $  191,262   0.78%    1.15%  to   3.25%    3.32% to    5.57%
December 31, 2011   18,356    $12.39610 to  $13.14210 $  232,734   0.06%    1.15%  to   3.25%   16.40% to   18.92%
December 31, 2010    2,261    $10.64953 to  $11.06626 $   24,883   0.00%    1.30%  to   3.25%    6.42% to   10.66%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2012       44    $13.63464 to  $14.19378 $      603   1.60%    1.40%  to   1.85%   11.61% to   12.11%
December 31, 2011       52    $12.21604 to  $12.66075 $      649   0.64%    1.40%  to   1.85%  -14.37% to  -13.99%
December 31, 2010       68    $14.26638 to  $14.72045 $      984   0.00%    1.40%  to   1.85%   20.82% to   21.07%

                   WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2012      502    $ 1.55055 to  $ 2.23677 $    1,091   0.00%    1.40%  to   1.85%   18.56% to   19.09%
December 31, 2011      683    $ 1.30203 to  $ 1.87829 $    1,249   0.00%    1.40%  to   1.85%   -7.08% to   -6.66%
December 31, 2010      961    $ 1.39498 to  $ 2.01236 $    1,889   0.00%    1.40%  to   1.85%   26.02% to   26.28%

                   WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2012       41    $12.20120 to  $12.33511 $      501   0.00%    1.40%  to   1.85%    6.14% to    6.62%
December 31, 2011       47    $11.49507 to  $11.56958 $      545   0.00%    1.40%  to   1.85%   -6.08% to   -5.66%
December 31, 2010       66    $12.23884 to  $12.26392 $      804   0.00%    1.40%  to   1.85%   27.58% to   27.84%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2012      107    $12.08206 to  $12.21442 $    1,299   1.09%    1.40%  to   1.85%   12.25% to   12.75%
December 31, 2011      131    $10.76329 to  $10.83306 $    1,409   0.86%    1.40%  to   1.85%   -8.74% to   -8.34%
December 31, 2010      183    $11.79431 to  $11.81846 $    2,156   0.00%    1.40%  to   1.85%   21.79% to   22.03%

                                    AST BOND PORTFOLIO 2022 (AVAILABLE JANUARY 3, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2012   10,633    $12.12814 to  $12.65985 $  131,877   0.03%    1.15%  to   3.25%    2.40% to    4.63%
December 31, 2011    7,051    $11.84372 to  $12.09978 $   84,496   0.00%    1.15%  to   3.25%   18.44% to   21.00%

                               AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2012   19,469    $ 9.82808 to  $10.09074 $  192,842   0.04%    0.55%  to   2.15%   10.77% to   12.54%
December 31, 2011    9,116    $ 8.87815 to  $ 8.96673 $   81,124   0.00%    0.55%  to   2.05%  -11.20% to  -10.33%

                            AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2012  137,665    $ 9.81460 to  $10.27765 $1,388,059   0.47%    0.55%  to   3.25%    8.25% to   11.28%
December 31, 2011   89,096    $ 9.06646 to  $ 9.23573 $  816,029   0.00%    0.55%  to   3.25%   -9.31% to   -7.64%

                       WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND-CLASS 1 (AVAILABLE AUGUST 26, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2012      123    $12.16401 to  $12.23691 $    1,502   0.58%    1.40%  to   1.85%   13.69% to   14.20%
December 31, 2011      125    $10.69886 to  $10.71531 $    1,341   0.00%    1.40%  to   1.85%    4.66% to    4.81%

                              AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2012   12,451    $10.46916 to  $10.74805 $  132,486   0.17%    0.55%  to   2.75%    4.16% to    6.52%
December 31, 2011    1,096    $10.05117 to  $10.08473 $   11,039   0.00%    0.85%  to   2.75%    0.33% to    0.65%

                           AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2012    3,617    $10.25066 to  $10.52360 $   37,538   0.23%    0.55%  to   2.75%    1.98% to    4.30%
December 31, 2011      428    $10.05125 to  $10.08481 $    4,306   0.00%    0.85%  to   2.75%    0.24% to    0.55%

                                    AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2012    3,101    $10.24517 to  $10.45376 $   32,173   0.00%    1.30%  to   3.25%    2.45% to    4.54%

                                      A70

                                 AT YEAR ENDED                             FOR YEAR ENDED
                   -----------------------------------------  ----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  -----------------
                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   ----------------------------------------------------------------------------------------
December 31, 2012  226,667 $10.62945 to  $10.82950 $2,436,575   0.00%    0.55%  to   3.25%  6.32%  to   8.30%

                        AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   ----------------------------------------------------------------------------------------
December 31, 2012   18,256 $10.21676 to  $10.40185 $  188,504   0.92%    0.55%  to   3.15%  2.19%  to   4.02%

                     AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   ----------------------------------------------------------------------------------------
December 31, 2012       40 $10.38171 to  $10.42862 $      414   0.00%    0.55%  to   1.75%  3.83%  to   4.29%

                             AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   ----------------------------------------------------------------------------------------
December 31, 2012      103 $10.15815 to  $10.23902 $    1,049   0.00%    0.55%  to   2.65%  1.60%  to   2.39%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2012 or from the effective date of the subaccount through the end of the reporting period.

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.


                                      A71

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -----------------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Retirement Advisor - With Combo 5% and HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
               Discovery Preferred Variable Annuity (0.15% Admin and 1.25% M&E)
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
   1.45%     Premier Bb Series 5% Roll Up and HAV or HDV
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier Bb Series with LT5 or HD5
               Premier Bb Series - with HD GRO
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     No Optional Benefit
               Discovery Choice Enhanced
               Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
               Premier B Series with HDV
               Premier B Series with Roll-up & HAV
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits

                                      A72

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   1.75%     Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO
               Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   1.85%     GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
             With HDV
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HD GRO II OR GRO Plus II
   1.95%     Premier Retirement Advisor - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   2.00%     Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up
             With HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier L Series with HDV
               Premier L Series with Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.05%     Premier X Series with HDV
               Premier X Series with Roll-up & HAV
               Premier Bb Series with LT5
               Premier Bb Series with LT5 and HDV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.10%     Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series

                                      A73

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -----------------------------------------------------------------------------------------------
               Premier L Series with HD GRO
               Premier Retirement B - With Combo 5% and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier Retirement C - With HAV
   2.20%     Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier B Series with LT5
               Premier B Series with LT5 and HDV
               Premier B Series with LT5 or HD5 and Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
              Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and
              Roll Up
               Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Enhanced FlexElite with SLT5
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.45%     X - With HD GRO II OR GRO Plus II

                                      A74

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   2.50%     Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             With LT5 or HD5 and with HDV
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement L - With Combo 5% and HAV
   2.55%     Premier Retirement C - With Combo 5% and HAV
   2.60%     Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or
              Step Up
             With LT5 or HD5 and with HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with LT5 and HDV
               Premier L Series with LT5 or HD5 and Roll-up & HAV
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.65%     Premier X Series with LT5
               Premier X Series with LT5 and HDV
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier X Series with LT5 or HD5 and Roll-up & HAV
               Premier Retirement X - With Combo 5% and HAV
   2.70%     Premier Retirement B - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
               Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Strategic Partners Enhanced FlexElite with SLT5 with HDV
               Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II
   2.90%     Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.95%     Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   3.10%     Premier Retirement L - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.15%     Premier Retirement C - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.25%     Premier Retirement X - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II

        C.  WITHDRAWAL CHARGES

        A deferred sales charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income
        2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Spousal, Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income

                                      A75

        Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account is less than a stated amount (varies by product and may vary by State).

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Withdrawals and other charges--are various contract level charges as described in contract charges and features section located above.

                                      A76

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2013

                                      A77

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2012 and 2011

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                            Page#
                                                                            -------
Financial Statements
Management's Annual Report on Internal Control Over Financial Reporting         B-2

Consolidated Financial Statements:

Consolidated Statements of Financial Position - December 31, 2012 and 2011      B-3

Consolidated Statements of Operations and Comprehensive Income (Loss)
Years ended December 31, 2012, 2011 and 2010                                    B-4

Consolidated Statements of Equity
Years ended December 31, 2012, 2011 and 2010                                    B-5

Consolidated Statements of Cash Flows
Years ended December 31, 2012, 2011 and 2010                                    B-6

Notes to Consolidated Financial Statements                                      B-8

Report of Independent Registered Public Accounting Firm                        B-61

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2012, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission
(COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2012.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Internal controls over Financial Reporting were not subject to attestation by the Company's registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 15, 2013

                         PRUCO LIFE INSURANCE COMPANY

                 Consolidated Statements of Financial Position
   As of December 31, 2012 and December 31, 2011 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                             December 31,    December 31,
                                                                                 2012            2011
                                                                            --------------- --------------
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2012
 - $5,662,255; 2011 - $5,151,406)                                           $     6,135,765 $    5,544,124
Equity securities, available for sale, at fair value (cost: 2012 - $3,119;
 2011 - $9,627)                                                                       4,327          8,269
Trading account assets, at fair value                                                11,376         25,843
Policy loans                                                                      1,079,714      1,050,878
Short-term investments                                                              112,337        283,281
Commercial mortgage and other loans                                               1,463,977      1,406,492
Other long-term investments                                                         284,489        268,486
                                                                            --------------- --------------
   Total investments                                                              9,091,985      8,587,373
Cash and cash equivalents                                                           412,109        287,423
Deferred policy acquisition costs                                                 3,679,061      2,545,600
Accrued investment income                                                            90,653         86,020
Reinsurance recoverables                                                          7,032,175      5,729,116
Receivables from parents and affiliates                                             183,044        195,543
Deferred sales inducements                                                          787,891        542,742
Income taxes                                                                          9,910         76,066
Other assets                                                                         47,453         44,555
Separate account assets                                                          80,887,276     58,156,771
                                                                            --------------- --------------
   TOTAL ASSETS                                                             $   102,221,557 $   76,251,209
                                                                            =============== ==============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                             $     8,557,077 $    7,811,674
Future policy benefits and other policyholder liabilities                         6,696,813      5,294,308
Cash collateral for loaned securities                                                48,068        153,651
Securities sold under agreements to repurchase                                            -         40,491
Short-term debt to affiliates                                                       272,000        129,000
Long-term debt to affiliates                                                      1,511,000      1,172,000
Payables to parent and affiliates                                                     6,694          3,377
Other liabilities                                                                   726,737        694,497
Separate account liabilities                                                     80,887,276     58,156,771
                                                                            --------------- --------------
   TOTAL LIABILITIES                                                             98,705,665     73,455,769
                                                                            --------------- --------------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000
 shares, issued and outstanding)                                                      2,500          2,500
Additional paid-in capital                                                          818,303        836,021
Retained earnings                                                                 2,427,628      1,743,291
Accumulated other comprehensive income                                              267,461        213,628
                                                                            --------------- --------------
   TOTAL EQUITY                                                                   3,515,892      2,795,440
                                                                            --------------- --------------
TOTAL LIABILITIES AND EQUITY                                                $   102,221,557 $   76,251,209
                                                                            =============== ==============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

     Consolidated Statements of Operations and Comprehensive Income (Loss)
         Years Ended December 31, 2012 , 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                              ----------------------------- --------------
                                                                                   2012           2011           2010
                                                                              -------------- -------------- --------------
REVENUES
Premiums                                                                      $       68,136 $       72,787 $       66,392
Policy charges and fee income                                                      1,534,763      1,109,495        591,047
Net investment income                                                                417,510        439,950        438,244
Asset administration fees                                                            286,302        203,508         81,358
Other income                                                                          74,013         43,861         51,319
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities                     (34,926)       (71,348)      (120,637)
  Other-than-temporary impairments on fixed maturity securities
   transferred to Other comprehensive income                                          28,692         62,379        108,826
  Other realized investment gains (losses), net                                    (150,213)        271,052        122,445
                                                                              -------------- -------------- --------------
       Total realized investment gains (losses), net                               (156,447)        262,083        110,634
                                                                              -------------- -------------- --------------
 TOTAL REVENUES                                                                    2,224,277      2,131,684      1,338,994
                                                                              -------------- -------------- --------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                              353,494        312,211          (891)
Interest credited to policyholders' account balances                                 165,992        502,585        250,517
Amortization of deferred policy acquisition costs                                   (38,969)        973,203         66,428
General, administrative and other expenses                                           878,383        697,884        505,956
                                                                              -------------- -------------- --------------
 TOTAL BENEFITS AND EXPENSES                                                       1,358,900      2,485,883        822,010
                                                                              -------------- -------------- --------------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                                    865,377      (354,199)        516,984
                                                                              -------------- -------------- --------------

 Income taxes:
  Current                                                                            216,654         42,474        157,318
  Deferred                                                                          (35,614)      (263,930)       (29,219)
                                                                              -------------- -------------- --------------
 Total Income tax expense (benefit)                                                  181,040      (221,456)        128,099
                                                                              -------------- -------------- --------------
NET INCOME (LOSS)                                                             $      684,337 $    (132,743) $      388,885
                                                                              -------------- -------------- --------------

Other comprehensive income (loss), before tax:
  Foreign currency translation adjustments                                               192          (178)          (195)
    Unrealized investment gains (losses) for the period                              105,543        122,946         97,392
    Reclassification adjustment for (gains) losses included in net income           (22,644)       (75,822)         46,532
                                                                              -------------- -------------- --------------
  Net unrealized investment gains (losses)                                            82,899         47,124        143,924
                                                                              -------------- -------------- --------------
Other comprehensive income (loss), before tax:                                        83,091         46,946        143,729
  Less: Income tax expense (benefit) related to:
    Foreign currency translation adjustments                                              67           (62)           (68)
    Net unrealized investment gains (losses)                                          29,191         16,479         50,205
                                                                              -------------- -------------- --------------
     Total                                                                            29,258         16,417         50,137
Other comprehensive income (loss), net of tax:                                        53,833         30,529         93,592
                                                                              -------------- -------------- --------------
COMPREHENSIVE INCOME (LOSS)                                                   $      738,170 $    (102,214) $      482,477
                                                                              ============== ============== ==============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                       Consolidated Statements of Equity
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                                             Accumulated
                                                                                                Other
                                                                Additional                   Comprehensive
                                                     Common      Paid-in      Retained          Income
                                                     Stock       Capital       Earnings         (Loss)        Total Equity
                                                    --------   -----------   ------------   --------------   -------------

Balance, December 31, 2009                          $  2,500   $  828,858    $  2,000,457   $      75,767    $  2,907,582
Impact of adoption of
 accounting changes                                        -            -       (387,157)          13,740       (373,417)
Contributed capital                                        -           10               -               -              10
Affiliated asset transfers                                 -     (36,642)               -               -        (36,642)
Dividend to parent                                         -            -       (100,000)               -       (100,000)
Comprehensive income (loss):
  Net income (loss)                                        -            -         388,885               -         388,885
  Other comprehensive income (loss), net of tax            -            -               -          93,592          93,592
                                                                                                             ------------
Total comprehensive income (loss)                                                                                 482,477
                                                    --------   ----------    ------------   -------------    ------------

Balance, December 31, 2010                          $  2,500   $  792,226    $  1,902,185   $     183,099    $  2,880,010
Contributed/distributed
 capital-parent/child asset transfers                      -        3,543               -               -           3,543
Affiliated asset transfers                                 -       40,252        (26,151)               -          14,101
Comprehensive income (loss):
  Net income (loss)                                        -            -       (132,743)               -       (132,743)
  Other comprehensive income (loss), net of tax            -            -               -          30,529          30,529
                                                                                                             ------------
Total comprehensive income (loss)                                                                               (102,214)
                                                    --------   ----------    ------------   -------------    ------------

Balance, December 31, 2011                          $  2,500   $  836,021    $  1,743,291   $     213,628    $  2,795,440
Contributed/distributed
 capital-parent/child asset transfers                      -     (17,718)               -               -        (17,718)
Comprehensive income (loss):

  Net income (loss)                                        -            -         684,337               -         684,337
  Other comprehensive income (loss), net of tax            -            -               -          53,833          53,833
                                                                                                             ------------
Total comprehensive income (loss)                                                                                 738,170
                                                    --------   ----------    ------------   -------------    ------------

Balance, December 31, 2012                          $  2,500   $  818,303    $  2,427,628   $     267,461    $  3,515,892
                                                    ========   ==========    ============   =============    ============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                     Consolidated Statements of Cash Flows
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                                 2012           2011           2010
                                                                            -------------- -------------- --------------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income                                                                   $     684,337  $   (132,743)        388,885
Adjustments to reconcile net income to net cash provided by operating activities:
 Policy charges and fee income                                                   (163,640)      (127,683)      (204,264)
 Interest credited to policyholders' account balances                              165,992        502,585        250,517
 Realized investment (gains) losses, net                                           156,447      (262,083)      (110,634)
 Amortization and other non-cash items                                            (56,322)       (68,098)       (20,870)
 Change in:
   Future policy benefits and other insurance liabilities                        1,337,078        870,582        728,898

   Reinsurance recoverables                                                    (1,117,361)      (798,474)      (819,599)
   Accrued investment income                                                       (6,372)          6,785        (2,686)
   Receivables from parent and affiliates                                            5,571         46,595       (37,402)
   Payables to parent and affiliates                                                   855       (48,064)          7,754

   Deferred policy acquisition costs                                           (1,210,728)      (123,100)      (839,806)
   Income taxes payable                                                             81,763      (412,217)       (56,052)
   Deferred sales inducements                                                    (199,005)      (289,642)      (246,006)
   Other, net                                                                        7,961        156,698       (34,532)
                                                                            -------------- -------------- --------------
Cash flows from (used in) operating activities                               $   (313,424)  $   (678,859)  $   (995,797)
                                                                            -------------- -------------- --------------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
 Fixed maturities, available for sale                                        $   1,019,890  $   1,069,922      1,843,933
 Short-term investments                                                          1,424,173      1,167,039      1,069,535
 Policy loans                                                                      131,511        122,721        115,225
 Ceded policy loans                                                                (7,951)        (1,861)              -
 Commercial mortgage and other loans                                               149,621         82,098         64,520
 Other long-term investments                                                        11,557         10,612         24,443
 Equity securities, available for sale                                               9,862         10,355         15,978
 Trading account assets, at fair value                                              14,325          5,174          4,527
Payments for the purchase/origination of:                                                                              -

 Fixed maturities, available for sale                                          (1,646,619)    (1,135,456)    (1,846,086)

 Short-term investments                                                        (1,253,361)    (1,203,342)    (1,143,338)
 Policy loans                                                                    (129,521)      (102,230)      (119,752)
 Ceded policy loans                                                                 16,320          5,538              -
 Commercial mortgage and other loans                                             (239,086)      (204,951)      (305,789)
 Other long-term investments                                                      (75,664)       (70,641)       (62,979)
 Equity securities, available for sale                                             (5,024)        (8,528)        (6,777)
 Notes receivable from parent and affiliates, net                                    5,714          6,842         55,863
 Other                                                                             (1,885)          2,757          4,852
                                                                            -------------- -------------- --------------
Cash flows from (used in) investing activities                               $   (576,138)  $   (243,951)  $   (285,845)
                                                                            -------------- -------------- --------------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
 Policyholders' account deposits                                             $   4,154,752  $   3,044,607      3,092,710
 Ceded policyholders' account deposits                                           (312,528)      (117,916)              -

 Policyholders' account withdrawals                                            (3,178,207)    (2,555,035)    (2,328,806)
 Ceded policyholders' account withdrawals                                           31,419          8,824              -
 Net change in securities sold under agreement to repurchase and cash
 collateral for loaned securities                                                (146,074)        114,612      (128,177)
 Dividend to parent                                                                      -              -      (100,000)
 Contributed/Distributed capital - parent/child asset transfers                   (20,900)          3,543             10
 Net change in financing arrangements (maturities 90 days or less)                  29,000        129,000              -
 Drafts outstanding                                                                  3,786       (59,401)         72,793
 Net change in long-term borrowing                                                 453,000        277,000        895,000

                                                      -------------- -------------- --------------
Cash flows from (used in) financing activities         $   1,014,248  $     845,234  $   1,503,530
                                                      -------------- -------------- --------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         124,686       (77,576)        221,888
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                 287,423        364,999        143,111
                                                      -------------- -------------- --------------
CASH AND CASH EQUIVALENTS, END OF PERIOD               $     412,109  $     287,423  $     364,999
                                                      ============== ============== ==============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes (refunded) paid                         $     134,603  $     166,606  $     185,220
  Interest paid                                        $      43,717  $      33,104  $       3,212

Significant Non Cash Transactions

Cash Flows from Investing Activities in the December 31, 2012 Consolidated Statement of Cash Flows excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company and Prudential Arizona Reinsurance Universal Company, or "PAR U," an affiliate (See Note 13). The assets transferred included $156 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $46 million to Prudential Financial Inc., the Company's ultimate parent company, to settle tax expenses arising from this coinsurance transaction.

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows excludes $313 million of increases in fixed maturities, available for sale related to a non-cash transfer of assets to the Company. These assets were received as consideration of premium due to the Company for the recapture of policies issued prior to January 1, 2011 previously reinsured by Universal Prudential Arizona Reinsurance Company, or "UPARC," an affiliate (See Note 13).

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows also excludes $1,054 million of decreases in fixed maturities available for sale related to the coinsurance transaction with PAR U, an affiliate (See
Note 13). The assets transferred included $1,009 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $45 million to Prudential Insurance, the Company's parent company, to settle tax expenses arising from this coinsurance transaction.

                See Notes to Consolidated Financial Statements

                         Pruco Life Insurance Company

                  Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the "Company," is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance," which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial." Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all States except New York.

The Company has three subsidiaries, including one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey, or "PLNJ," and two subsidiaries formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis. Two additional subsidiaries formerly owned by the Company for the purpose of acquiring fixed income investments were liquidated in 2009.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation ("PALAC"), an affiliate of the Company, ceased offering its existing variable and fixed annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line by the Company. In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC's existing variable annuities. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities.

Acquisition of The Hartford's Individual Life Insurance Business

On January 2, 2013, Prudential Financial announced that Prudential Insurance acquired The Hartford's individual life insurance business through a reinsurance transaction. The total cash consideration was $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with net retained face amount in force of approximately $135 billion. This acquisition increases our scale in the U.S. individual life insurance market, particularly universal life products, and provides complimentary distribution opportunities through expanded wirehouse and bank distribution channels.

In connection with this transaction, Prudential Insurance retroceded to the Company, the portion of the assumed business that is classified as guaranteed universal life insurance ("GUL") with account values of approximately $4.2 billion as of September 30, 2012. The Company has reinsured more than 79,000 GUL policies with a net retained face amount in force of approximately $35 billion. The Company then retroceded all of the GUL policies to an affiliated captive reinsurance company. Collectively, these transactions do not have a material impact on the stockholder's equity, as determined in accordance with U.S. Generally Accepted Accounting Principles, or the statutory capital and surplus of the Company.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or "U.S. GAAP." The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)" or ("AOCI.")

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these assets are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available-for-sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, and future policy benefits that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage loans and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs ("DAC") primarily include commissions, costs of policy

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under "Adoption of New Accounting Pronouncements" for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of estimated gross profits, estimated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Policy acquisition costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 30 - 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management's estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "Amortization of deferred policy acquisition costs" in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred sales inducements

The Company offers various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." See Note 7 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder's account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in
Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have annuitized, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than variable and interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities." Assumed interest rates ranged from 1.00% to 8.25% at December 31, 2012, and from 1.00% to 8.25% at December 31, 2011.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products also include amortization of DAC. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities."

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees

The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-U.S. earnings. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables," respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in "Realized investment gains (losses), net."

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the value of the underlying contractual guarantees that are carried at fair value and included in "Reinsurance recoverables," and changes in "Realized investment gains (losses), net." In the third quarter of 2011, the Company amended its reinsurance agreement resulting in a recapture of a portion of this business (See Note 13) effective July 1, 2011. Pursuant to the recapture amendment, the settlement of the recapture premium occurred subsequent to the effective date of the recapture. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within UPARC. This settlement feature was accounted for as a derivative.

Concurrent with the recapture discussed above, the Company entered into a new coinsurance agreement with an affiliate, PAR U effective July 1, 2011. The settlement of the initial coinsurance premium also occurred subsequent to the effective date of the coinsurance agreement and contains a settlement provision similar to the recapture premium, discussed above. The adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

In the third quarter of 2012, the Company's wholly owned subsidiary, PLNJ, entered a new coinsurance agreement with an affiliate, PAR U effective July 1, 2012. The settlement of the initial coinsurance premium occurred subsequent to the effective date of the coinsurance agreement. As a result, the settlement was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within PLNJ. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of "Deferred policy acquisition costs", and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company's cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Consolidated Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a material effect on the Company's consolidated financial position or results of operations.

In April 2011, the Financial Accounting Standards Board ("FASB") issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company's adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company's consolidated financial position, results of operations, or financial statement disclosures.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company's adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company's consolidated financial position, results of operations, and financial statement disclosures.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The following tables present amounts as previously reported in 2011 and the effect of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above within the "Effect of Change" column. Also included within the Statement of Cash Flows table within the "Impact of Restatement" column is the impact of the restatement described in Note 1 for the year ended December 31, 2011.

Consolidated Statements of Financial Position:
----------------------------------------------
                                                      December 31, 2011
                                        ----------------------------------------------

                                         As Previously    Effect of     As Currently
                                         Reported (2)      Change       Reported (2)
                                        ----------------------------------------------
                                                        (in thousands)

Deferred policy acquisition costs       $     3,217,508 $    (671,908) $     2,545,600
Reinsurance recoverables                      5,727,610         1,506        5,729,116
Income taxes receivable (1)                           -        76,066           76,066
Other assets                                     44,557            (2)          44,555
TOTAL ASSETS                                 76,845,547      (594,338)      76,251,209

Policyholders' account balances               7,808,840         2,834        7,811,674
Income taxes payable (1)                        176,517      (176,517)               -
Other liabilities                               646,569        47,928          694,497
TOTAL LIABILITIES                            73,581,524      (125,755)      73,455,769

Retained earnings                             2,233,698      (490,407)       1,743,291
Accumulated other comprehensive income          191,804        21,824          213,628
TOTAL EQUITY                                  3,264,023      (468,583)       2,795,440
TOTAL LIABILITIES AND EQUITY            $    76,845,547 $    (594,338) $    76,251,209

   1)Income taxes reported in December 31, 2011 was in a payable position. The effect of the change converted the balance to a receivable position and was moved into the asset section of the balance sheet.
   2)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the U.S. Securities and Exchange commission ("SEC") on March 9, 2012. "As currently reported" column was included in the 10-K/A filed with the SEC on July 20, 2012.

Consolidated Statements of Operations:
--------------------------------------
                                                          Year Ended December 31, 2011
                                                   -------------------------------------------

                                                    As Previously   Effect of   As Currently
                                                    Reported (1)     Change     Reported (1)
                                                   -------------------------------------------
                                                                 (in thousands)
REVENUES
Policy charges and fee income                      $    1,109,123  $      372  $    1,109,495
Other income                                               42,598       1,263          43,861
  Total revenues                                        2,130,049       1,635       2,131,684
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs       1,114,843    (141,640)        973,203
General, administrative and other expenses                520,665     177,219         697,884
  Total benefits and expenses                           2,450,304      35,579       2,485,883
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES        (320,255)    (33,944)       (354,199)
Income tax expense (benefit)                             (209,579)    (11,877)       (221,456)
NET INCOME (LOSS)                                  $     (110,676) $  (22,067) $     (132,743)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with SEC on March 9, 2012. "As currently reported" column was included in the 10-K/A filed with the SEC on July 20, 2012.

Consolidated Statements of Operations:
--------------------------------------
                                                          Year Ended December 31, 2010
                                                   ------------------------------------------

                                                   As Previously   Effect of    As Currently
                                                   Reported (1)     Change      Reported (1)
                                                   ------------------------------------------
                                                                 (in thousands)
REVENUES
Policy charges and fee income                      $    589,051  $      1,996  $      591,047
  Total revenues                                      1,336,998         1,996       1,338,994
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs        93,125       (26,697)         66,428
General, administrative and other expenses              352,366       153,590         505,956
  Total benefits and expenses                           695,117       126,893         822,010
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES       641,881      (124,897)        516,984
Income tax expense (benefit)                            171,813       (43,714)        128,099
NET INCOME (LOSS)                                  $    470,068  $    (81,183) $      388,885

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 10-K/A filed with the SEC on July 20, 2012.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Consolidated Statements of Cash Flows:
--------------------------------------
                                                              Year Ended December 31, 2011
                                                --------------------------------------------------------

                                                As Previously  Effect of      Impact of    As Currently
                                                Reported (1)    Change       Restatement   Reported (1)
                                                --------------------------------------------------------
                                                                     (in thousands)
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES
Net income (loss)                               $   (110,676) $   (22,067) $            -  $   (132,743)
Policy charges and fee income                       (213,804)        (363)         86,484      (127,683)
Change in:
  Reinsurance recoverables                        (1,951,987)      (1,006)      1,154,519      (798,474)
  Payable to parent and affiliates                   (38,856)                      (9,208)      (48,064)
  Deferred policy acquisition costs                  170,673      (12,613)       (281,160)     (123,100)
  Income taxes payable                              (441,534)     (11,877)         41,194      (412,217)
  Other, net                                         332,415       47,926        (223,643)      156,698
Cash flows from (used in) operating activities    (1,447,045)           -         768,186      (678,859)
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
  Fixed maturities available for sale              1,705,018            -        (635,096)    1,069,922
  Ceded policy loans                                  (1,861)           -               -        (1,861)
Payments for the purchase/origination of:
  Ceded policy loans                                   5,538            -               -         5,538
Cash flows from (used in) investing activities       391,145            -        (635,096)     (243,951)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES
Ceded policyholders' account deposits                      -            -        (117,916)     (117,916)
Policyholders' account withdrawals                (2,531,037)           -         (23,998)   (2,555,035)
Ceded policyholders' account withdrawals                   -            -           8,824         8,824
Cash flows from (used in) financing activities  $    973,324  $         -  $     (133,090) $    845,234

   1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 10-K/A filed with the SEC on July 20, 2012.

                                                      Year Ended December 31, 2010
                                                -----------------------------------------

                                                As Previously   Effect of   As Currently
                                                Reported (1)     Change     Reported (1)
                                                -----------------------------------------
                                                             (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                               $    470,068  $    (81,183) $    388,885
Policy charges and fee income                       (202,268)       (1,996)     (204,264)
Change in:
  Deferred policy acquisition costs                 (966,699)      126,893      (839,806)
  Income taxes payable                               (12,338)      (43,714)      (56,052)
Cash flows from (used in) operating activities  $   (995,797) $          -  $   (995,797)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 10-K/A filed with the SEC on July 20, 2012.

Future Adoption of New Accounting Pronouncements

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity would separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. This guidance is not expected to impact the Company's consolidated statements of financial position or cash flows. The Company is currently assessing the impact of this guidance on the Company's consolidated statements of operations and equity and the notes to consolidated financial statements.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                                     December 31, 2012
                                                       ----------------------------------------------------------------

                                                                            Gross           Gross
                                                          Amortized       Unrealized      Unrealized        Fair
                                                            Cost            Gains           Losses          Value
                                                       ---------------   -------------   ------------   -------------
                                                                                       (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                   $       172,541   $      15,088   $         10   $     187,619
Obligations of U.S. states and their political
 subdivisions                                                   79,166           6,516            485          85,197
Foreign government bonds                                        21,709           5,802              -          27,511
Public utilities                                               620,654          68,512          1,334         687,832
Redeemable preferred stock                                       6,400             360              -           6,760
All other corporate securities                               3,601,052         309,470          6,480       3,904,042
Asset-backed securities (1)                                    360,258          19,362          6,146         373,474
Commercial mortgage-backed securities                          446,558          42,932             69         489,421
Residential mortgage-backed securities (2)                     353,917          20,228            236         373,909
                                                       ---------------   -------------   ------------   -------------
     Total fixed maturities, available-for-sale        $     5,662,255   $     488,270   $     14,760   $   6,135,765
                                                       ===============   =============   ============   =============

Equity securities, available-for-sale
Common Stocks:
   Public utilities                                    $             -   $           -   $          -   $           -
   Banks, trusts & insurance companies                               -               -              -               -
   Industrial, miscellaneous & other                             1,723           1,124              9           2,838
Non-redeemable preferred stocks                                  1,396              93              -           1,489
Perpetual preferred stocks                                           -               -              -               -
                                                       ---------------   -------------   ------------   -------------
     Total equity securities, available-for-sale       $         3,119   $       1,217   $          9   $       4,327
                                                       ===============   =============   ============   =============

                                                     --------------
                                                      Other-than-
                                                       temporary
                                                      impairments
                                                      in AOCI (3)
                                                     -------------

Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                 $           -
Obligations of U.S. states and their political
 subdivisions                                                    -
Foreign government bonds                                         -
Public utilities                                                 -
Redeemable preferred stock                                       -
All other corporate securities                               (344)
Asset-backed securities (1)                               (21,330)
Commercial mortgage-backed securities                            -
Residential mortgage-backed securities (2)                 (1,095)
                                                     -------------
     Total fixed maturities, available-for-sale      $    (22,769)
                                                     =============

Equity securities, available-for-sale
Common Stocks:
   Public utilities
   Banks, trusts & insurance companies
   Industrial, miscellaneous & other
Non-redeemable preferred stocks
Perpetual preferred stocks

     Total equity securities, available-for-sale


(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which were not included in earnings. Amount excludes $22 million of net unrealized gains on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

                                                                                  December 31, 2011 (4)
                                                     ----------------------------------------------------------------

                                                                          Gross           Gross
                                                        Amortized       Unrealized      Unrealized        Fair
                                                          Cost            Gains           Losses          Value
                                                     ---------------   -------------   ------------   -------------
                                                                                     (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                 $       144,083   $      14,321   $          4   $     158,400
Obligations of U.S. states and their political
 subdivisions                                                 32,282           3,869              -          36,151
Foreign government bonds                                      32,966           6,073              4          39,035
Public utilities                                             392,168          47,552            729         438,991
All other corporate securities                             3,369,261         270,398          7,724       3,631,935
Asset-backed securities (1)                                  376,505          19,235         22,495         373,245
Commercial mortgage-backed securities                        505,310          37,015              2         542,323
Residential mortgage-backed securities (2)                   298,831          25,550            337         324,044
                                                     ---------------   -------------   ------------   -------------
     Total fixed maturities, available-for-sale      $     5,151,406   $     424,013   $     31,295   $   5,544,124
                                                     ===============   =============   ============   =============

Equity securities available-for-sale
Common Stocks:
   Public utilities                                  $            90   $           5   $         23   $          72
   Industrial, miscellaneous & other                           7,100             597          1,742           5,955
Non-redeemable preferred stocks                                2,437               6            201           2,242
                                                     ---------------   -------------   ------------   -------------
     Total equity securities, available-for-sale     $         9,627   $         608   $      1,966   $       8,269
                                                     ===============   =============   ============   =============

                                                     --------------
                                                      Other-than-
                                                       temporary
                                                      impairments
                                                      in AOCI (3)
                                                     -------------

Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                 $           -
Obligations of U.S. states and their political
 subdivisions                                                    -
Foreign government bonds                                         -
Public utilities                                                 -
All other corporate securities                              (1,285)
Asset-backed securities (1)                                (27,122)
Commercial mortgage-backed securities                            -
Residential mortgage-backed securities (2)                  (1,296)
                                                     -------------
     Total fixed maturities, available-for-sale      $    (29,703)
                                                     =============

Equity securities available-for-sale
Common Stocks:
   Public utilities
   Industrial, miscellaneous & other
Non-redeemable preferred stocks

     Total equity securities, available-for-sale


                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $11 million of net unrealized gains or losses on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.
(4)Prior period's amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2012, are as follows:

                                              Available-for-Sale
                                        -------------------------------
                                        Amortized Cost    Fair Value
                                        --------------- ---------------
                                                (in thousands)
Due in one year or less                 $       406,454 $       417,078
Due after one year through five years         1,446,066       1,556,164
Due after five years through ten years        1,347,142       1,490,672
Due after ten years                           1,301,860       1,435,047
Asset-backed securities                         360,258         373,474
Commercial mortgage-backed securities           446,558         489,421
Residential mortgage-backed securities          353,917         373,909
                                        --------------- ---------------
  Total                                 $     5,662,255 $     6,135,765
                                        =============== ===============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds, equity security proceeds, and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                                       2012           2011           2010
                                                                                  -------------  -------------  -------------
                                                                                                 (in thousands)
Fixed maturities, available-for-sale
  Proceeds from sales                                                             $     116,493  $     218,200  $     788,657
  Proceeds from maturities/repayments                                                   903,272        836,724        919,875
  Gross investment gains from sales, prepayments and maturities                          31,720         83,600         45,098
  Gross investment losses from sales and maturities                                      (1,171)          (411)        (2,497)

Equity securities, available-for-sale
  Proceeds from sales                                                             $       9,862  $       6,397  $       6,978
  Proceeds from maturities/repayments                                                         -          3,958          9,000
  Gross investment gains from sales                                                       1,027          3,857            348
  Gross investment losses from sales                                                       (529)             -           (367)

Fixed maturity and equity security impairments
  Net writedowns for other-than-temporary impairment losses on fixed maturities
   recognized in earnings (1)                                                     $      (6,236) $      (8,969) $     (11,811)
  Writedowns for other-than-temporary impairment losses on equity securities             (2,168)        (2,255)          (147)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in OCI. For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

                                                                             Year Ended      Year Ended
                                                                            December 31,    December 31,
                                                                                2012            2011
                                                                            -----------------------------
                                                                                   (in thousands)
Balance, beginning of period                                                     $31,507     $    36,820
Credit loss impairments previously recognized on securities which matured,
 paid down, prepaid or were sold during the period                                (4,126)         (7,456)
Credit loss impairments previously recognized on securities impaired to
 fair value during the period (1)                                                 (3,240)         (4,055)
Credit loss impairment recognized in the current period on securities not
 previously impaired                                                                  15             403
Additional credit loss impairments recognized in the current period on
 securities previously impaired                                                    2,266           5,630
Increases due to the passage of time on previously recorded credit losses          2,430           1,487
Accretion of credit loss impairments previously recognized due to an
 increase in cash flows expected to be collected                                  (1,150)         (1,322)
                                                                            ------------    ------------
Balance, end of period                                                           $27,702     $    31,507
                                                                            ============    ============

(1)Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Trading Account Assets

The following table sets forth the composition of trading account assets, at fair value as of the dates indicated:

                                   December 31, 2012           December 31, 2011
                              --------------------------- ---------------------------
                                Amortized       Fair        Amortized       Fair
                                  Cost          Value         Cost          Value
                              ------------- ------------- ------------- -------------
                                                  (in thousands)
Fixed maturities              $       7,647 $       8,099 $      21,575 $      22,481
Equity securities (1)                 3,083         3,277         3,135         3,362
                              ------------- ------------- ------------- -------------
Total trading account assets  $      10,730 $      11,376 $      24,710 $      25,843
                              ============= ============= ============= =============

(1)Included in equity securities are perpetual preferred stock securities that have characteristics of both debt and equity securities.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was ($0.5) million of losses, ($0.5) million of losses and ($0.2) million of losses during the years ended December 31, 2012, 2011 and 2010, respectively.

Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                                                     December 31, 2012
                                                             ----------------------------------
                                                                  Amount              % of
                                                              (in thousands)          Total
                                                             -----------------     -----------
Commercial mortgage and other loans by property type:
Industrial                                                   $         273,900            18.6%
Retail                                                                 461,939            31.4
Apartments/Multi-Family                                                239,623            16.3
Office                                                                 237,566            16.2
Hospitality                                                             50,052             3.4
Other                                                                   89,548             6.1
                                                             -----------------     -----------
Total commercial mortgage loans                                      1,352,628            92.0
Agricultural property loans                                            117,377             8.0
                                                             -----------------     -----------
Total commercial mortgage and agricultural loans by
 property type                                                       1,470,005           100.0%
                                                                                   ===========
Valuation allowance                                                    (6,028)
                                                             -----------------
Total net commercial and agricultural mortgage loans by
 property type                                               $       1,463,977
                                                             =================

                                                                     December 31, 2011
                                                             --------------------------------
                                                                  Amount                % of
                                                              (in thousands)            Total
                                                             ----------------        -----------
Commercial mortgage and other loans by property type:
Industrial                                                   $        261,699               18.4%
Retail                                                                453,352               31.9
Apartments/Multi-Family                                               218,524               15.4
Office                                                                223,587               15.8
Hospitality                                                            61,910                4.4
Other                                                                  97,383                6.9
                                                             ----------------        -----------
Total commercial mortgage loans                                     1,316,455               92.8
Agricultural property loans                                           102,850                7.2
                                                             ----------------        -----------
Total commercial mortgage and agricultural loans by
 property type                                                      1,419,305              100.0%
                                                                                     ===========
Valuation allowance                                                  (12,813)
                                                             ----------------
Total net commercial and agricultural mortgage loans by
 property type                                               $      1,406,492
                                                             ================

The commercial mortgage and agricultural loans are geographically dispersed throughout the United States with the largest concentrations in California (21%), New Jersey (13%), and Texas (9%) at December 31, 2012.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

                                                       2012                    2011                  2010
                                                ------------------      -----------------    -------------------
                                                                         (in thousands)
Allowance for losses, beginning of year         $           12,813      $          21,428    $            25,742
Addition to / (release of) allowance of losses              (1,551)                (8,615)                (4,314)
Charge-off net of recoveries                                (5,234)                     -                      -
                                                ------------------      -----------------    -------------------
Allowance for losses, end of year (1)           $            6,028      $          12,813    $            21,428
                                                ==================      =================    ===================

(1)Agricultural loans represent $0.4 million of the ending allowance for the years ended December 31, 2012, 2011 and 2010.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and agricultural loans for the years ended December 31:

                                                                              December 31, 2012    December 31, 2011
                                                                             ---------------------------------------

                                                                                           Total Loans
                                                                             ---------------------------------------
                                                                                         (in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)                    $               372   $           5,743
Ending balance: collectively evaluated for impairment (2)                                  5,656               7,070
                                                                             -------------------   -----------------
Total ending balance                                                         $             6,028   $          12,813

Recorded Investment: (3)
Ending balance gross of reserves: individually evaluated for impairment (1)  $             6,415   $          17,849
Ending balance gross of reserves: collectively evaluated for impairment (2)            1,463,590           1,401,456
                                                                             -------------------   -----------------
Total ending balance, gross of reserves                                      $         1,470,005   $       1,419,305
                                                                             ===================   =================

(1)There were no agricultural loans individually evaluated for impairments at December 31, 2012 and 2011.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $117 million and $103 million at December 31, 2012 and 2011, respectively and a related allowance of $0.4 million for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses, as of December 31, 2012 and 2011 had a recorded investment and unpaid principal balance of $6.4 million and $17.8 million and related allowance of $0.4 million and $5.7 million, respectively, primarily related to the hospitality and other property types. At both December 31, 2012 and 2011, the Company held no impaired agricultural loans. Net investment income recognized on these loans totaled $0.5 million for the twelve months ended for both December 31, 2012 and 2011.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. As of both December 31, 2012 and 2011, the Company held no such loans. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

As described in Note 2 loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2012 and December 31, 2011, 96% and 93% of the $1.5 billion and $1.4 billion recorded investment had a loan-to-value ratio of less than 80%, respectively. As of December 31, 2012 and December 31, 2011, 96% and 95% of the recorded investment had a debt service coverage ratio of 1.0X or greater. As of December 31, 2012, approximately $59 million or 4% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans. As of December 31, 2011, approximately $72 million or 5% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

As of both December 31, 2012 and 2011, all commercial mortgage and other loans were in current status, with the exception of $6.4 million and $1.6 million at December 31, 2012 and 2011, respectively, that were classified as past due, primarily related to other property types. As of December 31, 2012 and 2011, $6.4 million and $22.6 million, respectively, of commercial mortgage and other loans, were in non-accrual status based upon the recorded investment gross of allowance for credit losses, primarily related to hospitality and other property types. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

For the years ended December 31, 2012 and 2011, there were no commercial mortgage and other loans sold or acquired.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms: changes to interest rates; extensions of maturity; or additions or

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a "troubled debt restructuring" as defined by authoritative accounting guidance. The Company has no outstanding investment related to commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

As of December 31, 2012, the additional funds the Company has committed to provide to borrowers involved in a troubled debt restructuring is not material.

Other Long-Term Investments

"Other long-term investments" are comprised as follows at December 31:

                                                  2012               2011
                                           ------------------ ------------------
                                                      (in thousands)
Company's investment in Separate accounts  $           28,584 $           31,947
Joint ventures and limited partnerships               136,977            113,445
Derivatives                                           118,928            123,094
                                           ------------------ ------------------
Total other long-term investments          $          284,489 $          268,486
                                           ================== ==================

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2012          2011          2010
                                             ------------- ------------- -------------
                                                          (in thousands)
Fixed maturities, available-for-sale         $     270,790 $     300,850 $     313,036
Equity securities, available-for-sale                   52           227         1,005
Trading account assets                                 981         1,582         1,156
Commercial mortgage and other loans                 84,232        81,282        71,541
Policy loans                                        58,007        56,716        55,599
Short-term investments and cash equivalents          1,003         1,052           918
Other long-term investments                         21,224        16,421        11,552
                                             ------------- ------------- -------------
Gross investment income                            436,289       458,130       454,807
Less: investment expenses                         (18,779)      (18,180)      (16,563)
                                             ------------- ------------- -------------
  Net investment income                      $     417,510 $     439,950 $     438,244
                                             ============= ============= =============

Carrying value for non-income producing assets included in fixed maturities totaled $7 million as of December 31, 2012. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                 2012            2011           2010
                                            ---------------------------------------------
                                                           (in thousands)
Fixed maturities                            $        24,314 $       74,220 $       30,790
Equity securities                                   (1,670)          1,602          (166)
Commercial mortgage and other loans                   7,307          8,615          1,379
Joint ventures and limited partnerships                   -          (265)              -
Derivatives                                       (186,425)        177,855         78,577
Other                                                    27             56             54
                                            --------------- -------------- --------------
  Realized investment gains (losses), net   $     (156,447) $      262,083 $      110,634
                                            =============== ============== ==============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Company's Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized




                                                                                 Deferred
                                                                                  Policy                        Deferred
                                                               Net Unrealized   Acquisition   Policy Holder    Income Tax
                                                               Gains (Losses)    Costs and       Account       (Liability)
                                                               on Investments   Other Costs     Balances         Benefit
                                                               --------------   -----------   -------------   ------------
                                                                                               (in thousands)
Balance, December 31, 2009                                     $     (25,885)   $   18,875    $     (8,037)   $      5,258
Cumulative effect of adoption of accounting principle                      -        (2,800)             44             948
Net investment gains (losses) on investments arising during
 the period                                                           (6,744)            -               -           2,359
Reclassification adjustment for (gains) losses included in
 net income                                                            7,954             -               -          (2,784)
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                           (29)            -               -              10
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                         -        (2,262)              -             792
Impact of net unrealized investment (gains) losses on
 Policyholders' account balance                                            -             -             890            (312)
                                                               --------------   -----------   -------------   ------------
Balance, December 31, 2010                                     $     (24,704)   $   13,813    $     (7,103)   $      6,271
                                                               --------------   -----------   -------------   ------------
Net investment gains (losses) on investments arising during
 the period                                                           (3,779)            -               -           1,322
Reclassification adjustment for (gains) losses included in
 net income                                                            9,623             -               -          (3,369)
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                           212             -               -             (75)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                         -        (3,626)              -           1,268
Impact of net unrealized investment (gains) losses on
 Policyholders' account balance                                            -             -           4,167          (1,459)
                                                               --------------   -----------   -------------   ------------
Balance, December 31, 2011                                     $     (18,648)   $   10,187    $     (2,936)   $      3,958
                                                               --------------   -----------   -------------   ------------
Net investment gains (losses) on investments arising during
 the period                                                           11,444             -               -          (4,005)
Reclassification adjustment for (gains) losses included in
 net income                                                            6,755             -               -          (2,364)
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                          (169)            -               -              59
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                         -        (9,892)              -           3,462
Impact of net unrealized investment (gains) losses on
 Policyholders' account balance                                            -             -           3,499          (1,225)
                                                               --------------   -----------   -------------   ------------
Balance, December 31, 2012                                     $        (618)   $      295    $        563    $       (115)
                                                               ==============   ===========   =============   ============

                                                              Accumulated
                                                                 Other
                                                             Comprehensive
                                                             Income (Loss)
                                                             Related To Net
                                                               Unrealized
                                                               Investment
                                                             Gains (Losses)
                                                             --------------

Balance, December 31, 2009                                     $     (9,789)
Cumulative effect of adoption of accounting principle                (1,808)
Net investment gains (losses) on investments arising during
 the period                                                          (4,385)
Reclassification adjustment for (gains) losses included in
 net income                                                           5,170
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                          (19)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                   (1,470)
Impact of net unrealized investment (gains) losses on
 Policyholders' account balance                                         578
                                                             --------------
Balance, December 31, 2010                                     $    (11,723)
                                                             --------------
Net investment gains (losses) on investments arising during
 the period                                                          (2,457)
Reclassification adjustment for (gains) losses included in
 net income                                                           6,254
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                          137
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                   (2,358)
Impact of net unrealized investment (gains) losses on
 Policyholders' account balance                                       2,708
                                                             --------------
Balance, December 31, 2011                                     $     (7,439)
                                                             --------------
Net investment gains (losses) on investments arising during
 the period                                                           7,439
Reclassification adjustment for (gains) losses included in
 net income                                                           4,391
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                         (110)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                   (6,430)
Impact of net unrealized investment (gains) losses on
 Policyholders' account balance                                       2,274
                                                             --------------
Balance, December 31, 2012                                     $        125
                                                             ==============

(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI




                                                                                  Deferred
                                                              Net Unrealized       Policy                            Deferred
                                                              Gains (Losses)     Acquisition      Policy Holder     Income Tax
                                                                    on            Costs and          Account        (Liability)
                                                              Investments(1)     Other Costs        Balances          Benefit
                                                              --------------    -------------    --------------    -------------
                                                                                                 (in thousands)
Balance, December 31, 2009                                    $      237,158    $    (167,064)   $       60,831    $     (45,748)
Cumulative effect of adoption of accounting principle                      -           24,236              (340)          (8,348)
Net investment gains (losses) on investments arising
 during the period                                                   124,639                -                 -          (43,618)
Reclassification adjustment for (gains) losses included in
 net income                                                           38,578                -                 -          (13,501)
Reclassification adjustment for OTTI losses excluded
 from net income(2)                                                       29                -                 -              (10)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                         -          (51,330)                -           18,128
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                           -                -            32,199          (11,270)
                                                              --------------    -------------    --------------    -------------
Balance, December 31, 2010                                    $      400,404    $    (194,158)   $       92,690    $    (104,367)
                                                              --------------    -------------    --------------    -------------
Net investment gains (losses) on investments arising
 during the period                                                   128,890                -                 -          (45,090)
Reclassification adjustment for (gains) losses included in
 net income                                                          (85,445)               -                 -           29,905
Reclassification adjustment for OTTI losses excluded
 from net income(2)                                                     (212)               -                 -               73
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                         -           14,638                 -           (5,124)
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                           -                -           (17,345)           6,070
                                                              --------------    -------------    --------------    -------------
Balance, December 31, 2011                                    $      443,637    $    (179,520)   $       75,345    $    (118,533)
                                                              --------------    -------------    --------------    -------------
Net investment gains (losses) on investments arising
 during the period                                                    90,693                -                 -          (31,738)
Reclassification adjustment for (gains) losses included in
 net income                                                          (29,399)               -                 -           10,290
Reclassification adjustment for OTTI losses excluded
 from net income(2)                                                      169                -                 -              (59)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                         -          (40,688)                -           14,065
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                           -                -            50,488          (17,671)
                                                              --------------    -------------    --------------    -------------
Balance, December 31, 2012                                    $      505,100    $    (220,208)   $      125,833    $    (143,646)
                                                              ==============    =============    ==============    =============

                                                               Accumulated
                                                                  Other
                                                              Comprehensive
                                                              Income (Loss)
                                                              Related To Net
                                                                Unrealized
                                                                Investment
                                                              Gains (Losses)
                                                              --------------

Balance, December 31, 2009                                    $       85,177
Cumulative effect of adoption of accounting principle                 15,548
Net investment gains (losses) on investments arising
 during the period                                                    81,021
Reclassification adjustment for (gains) losses included in
 net income                                                           25,077
Reclassification adjustment for OTTI losses excluded
 from net income(2)                                                       19
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                   (33,202)
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                      20,929
                                                              --------------
Balance, December 31, 2010                                    $      194,569
                                                              --------------
Net investment gains (losses) on investments arising
 during the period                                                    83,800
Reclassification adjustment for (gains) losses included in
 net income                                                          (55,540)
Reclassification adjustment for OTTI losses excluded
 from net income(2)                                                     (139)
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                     9,514
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                     (11,275)
                                                              --------------
Balance, December 31, 2011                                    $      220,929
                                                              --------------
Net investment gains (losses) on investments arising
 during the period                                                    58,955
Reclassification adjustment for (gains) losses included in
 net income                                                          (19,109)
Reclassification adjustment for OTTI losses excluded
 from net income(2)                                                      110
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition costs                                   (26,623)
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                      32,817
                                                              --------------
Balance, December 31, 2012                                    $      267,079
                                                              ==============

(1)Includes cash flow hedges. See Note 11 for information on cash flow hedges.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset as of the dates indicated:

                                                                       December 31,    December 31,    December 31,
                                                                          2012            2011            2010
                                                                     --------------- --------------- ---------------

                                                                                     (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized  $         (618) $      (18,648) $      (24,704)
Fixed maturity securities, available-for-sale--all other                     474,128         411,366         365,178
Equity securities, available-for-sale                                          1,208         (1,359)           1,443
Derivatives designated as cash flow hedges(1)                                    147           2,523             808
Other investments                                                             29,617          31,107          32,975
                                                                     --------------- --------------- ---------------
Net unrealized gains (losses) on investments                         $       504,482 $       424,989 $       375,700
                                                                     =============== =============== ===============

(1)See Note 11 for more information on cash flow hedges.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                               December 31, 2012
                                                    -----------------------------------------------------------------------
                                                    Less than twelve months  Twelve months or more           Total
                                                    ----------------------- ----------------------- -----------------------
                                                                   Gross                   Gross                   Gross
                                                                 Unrealized              Unrealized              Unrealized
                                                     Fair Value   Losses     Fair Value   Losses     Fair Value   Losses
                                                    ----------- ----------- ----------- ----------- ----------- -----------
                                                                                (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies           $     4,338  $       10  $        -  $        - $     4,338  $       10
Obligations of U.S. states and their political
 subdivisions                                            21,128         485           -           -      21,128         485
Foreign government bonds                                      -           -           -           -           -           -
Corporate securities                                    290,127       7,070      18,221         744     308,348       7,814
Asset-backed securities                                  44,821          76      24,997       6,070      69,818       6,146
Commercial mortgage-backed securities                    12,549          60         521           9      13,070          69
Residential mortgage-backed securities                   20,276         164       4,347          72      24,623         236
                                                    -----------  ----------  ----------  ---------- -----------  ----------
   Total                                            $   393,239  $    7,865  $   48,086  $    6,895 $   441,325  $   14,760
                                                    ===========  ==========  ==========  ========== ===========  ==========

Equity securities, available-for-sale               $        54  $        9  $        -  $        - $        54  $        9
                                                    ===========  ==========  ==========  ========== ===========  ==========

                                                                               December 31, 2011
                                                    -----------------------------------------------------------------------
                                                    Less than twelve months Twelve months or more           Total
                                                    ----------------------- --------------------- -------------------------
                                                                   Gross                 Gross                    Gross
                                                                 Unrealized            Unrealized               Unrealized
                                                     Fair Value    Losses   Fair Value   Losses    Fair Value     Losses
                                                    ------------ ---------- ---------- ---------- ------------ ------------
                                                                                (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
 U.S. government authorities and agencies           $      4,696 $        4 $        - $        - $      4,696 $          4
Obligations of U.S. states and their political
 subdivisions                                                  -          -          -          -            -            -
Foreign government bonds                                      96          4          -          -           96            4
Corporate securities                                     196,766      6,060     13,355      2,393      210,121        8,453
Asset-backed securities                                   57,956        389     69,641     22,106      127,597       22,495
Commercial mortgage-backed securities                        563          -      1,051          2        1,614            2
Residential mortgage-backed securities                     4,706        213      4,022        124        8,728          337
                                                    ------------ ---------- ---------- ---------- ------------ ------------
   Total                                            $    264,783 $    6,670 $   88,069 $   24,625 $    352,852 $     31,295
                                                    ============ ========== ========== ========== ============ ============

Equity securities, available-for-sale               $      3,016 $    1,966 $        - $        - $      3,016 $      1,966
                                                    ============ ========== ========== ========== ============ ============

The gross unrealized losses, related to fixed maturities at December 31, 2012 and 2011 are composed of $9 million and $10 million, respectively, related to high or highest quality securities based on National Association of Insurance Commissioners, or "NAIC", or equivalent rating and $6 million and $21 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2012, $6 million of the gross unrealized losses represented declines in value of greater than 20%, $0 million of which had been in that position for less than six months, as compared to $22 million at December 31, 2011 that represented declines in value of greater than 20%, $3 million of which had been in that position for less than six months. At December 31, 2012 and 2011, the $7 million and $25 million respectively, of gross unrealized losses of twelve months or more were concentrated in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2012 and 2011. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2012, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2012, less than $1 million of the gross unrealized losses related to equity securities, represented declines in value of greater than 20%, none of which have been in that position for less than six months. At December 31, 2011, $2 million of the gross unrealized losses represented declines in value of greater than 20%, $1.4 million of which had been in that position for less than six months. In accordance with its policy described in
Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2012 or 2011.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                   2012           2011
                                               ------------- --------------
                                                      (in thousands)
Fixed maturity securities, available for sale  $      46,115 $      189,143
Trading account assets                                   187            232
Equity Securities                                          9              -
                                               ------------- --------------
Total securities pledged                       $      46,311 $      189,375
                                               ============= ==============

As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $48 million. Of this amount, $48 million was "Cash collateral for loaned securities." There were no "Securities sold under agreements to repurchase." As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $194 million. Of this amount, $40 million was "Securities sold under agreements to repurchase" and $154 million was "Cash collateral for loaned securities."

Fixed maturities of $4 million at December 31, 2012 and 2011 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                                2012              2011              2010
                                                                          ----------------  ----------------  ----------------
                                                                                             (in thousands)
Balance, beginning of year                                                $      2,545,600  $      2,693,689  $      1,913,804
Capitalization of commissions, sales and issue expenses                          1,171,759         1,096,301           906,235
Amortization- Impact of assumption and experience unlocking and true-ups            60,313           (25,242)           75,579
Amortization- All other                                                            (21,344)         (947,961)         (142,007)
Change in unrealized investment gains and losses                                   (53,651)            9,973           (59,922)
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 13)                         (23,616)         (281,160)                -
                                                                          ----------------  ----------------  ----------------
Balance, end of year                                                      $      3,679,061  $      2,545,600  $      2,693,689
                                                                          ================  ================  ================

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR TERM, PAR III and PAR U, as well as reductions for the initial balance transferred to PAR U at inception of the coinsurance agreements as discussed in Note 13.

Ceded capitalization amounted to $249 million, $208 million and $220 million in 2012, 2011 and 2010, respectively. Ceded amortization amounted to $180 million, $70 million and $67 million in 2012, 2011 and 2010, respectively. The ceded portion of the impact of changes in unrealized gains/(losses) increased the deferred acquisition cost asset $44 million and $147 million in 2012 and 2011, respectively.

5.   POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                      2012                 2011
                                              -------------------- --------------------

                                                           (in thousands)
Life insurance - domestic                     $          3,804,994 $          3,184,177
Life insurance - Taiwan                                  1,109,723              977,889
Individual and group annuities                              82,050               68,612
Policy claims and other contract liabilities             1,700,046            1,063,630
                                              -------------------- --------------------
Total future policy benefits                  $          6,696,813 $          5,294,308
                                              ==================== ====================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of
(1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.36% to 14.75%, with approximately 7.74% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. Other contract liabilities also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts which are discussed in Note 7. The interest rates used in the determination of the present values range from 0.53% to 6.20%.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                               2012                 2011
                                       -------------------- --------------------

                                                    (in thousands)
Interest-sensitive life contracts      $          5,327,169 $          4,645,659
Individual annuities                              1,736,810            1,826,854
Guaranteed interest accounts                        820,502              776,731
Other                                               672,596              562,430
                                       -------------------- --------------------
Total policyholders' account balances  $          8,557,077 $          7,811,674
                                       ==================== ====================

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 3.00% to 4.95% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 1.00 % to 9.00 % with less than
0.01 % of policyholders' account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 1.00 % to 6.00 %. Interest crediting rates range from 0.50 % to
8.00 % for other.

6.  REINSURANCE

The Company participates in reinsurance with its affiliates Prudential of Taiwan, PARCC, UPARC, PAR U, Pruco Re, and PAR TERM, and its parent company, Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Effective July 1, 2012, the Company recaptured business reinsured with PAR III, an affiliate and subsequently reinsured the business with PARCC. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                           2012           2011          2010
                                                      -------------- -------------- -------------

                                                                    (in thousands)
Premiums                                              $    1,221,990 $    1,127,239 $   1,061,881
Reinsurance ceded                                        (1,153,854)    (1,054,452)     (995,489)
                                                      -------------- -------------- -------------
  Premiums                                            $       68,136 $       72,787 $      66,392
                                                      ============== ============== =============

Direct policy charges and fees                        $    2,048,167 $    1,445,303 $   1,032,261
Reinsurance ceded                                          (513,404)      (335,808)     (441,214)
                                                      -------------- -------------- -------------
  Policy charges and fees                             $    1,534,763 $    1,109,495 $     591,047
                                                      ============== ============== =============

Policyholders' benefits ceded                         $      854,721 $      742,529 $     678,782
Realized capital gains (losses) net, associated with
 derivatives                                          $     (53,842) $    1,185,096 $   (497,195)

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also entered into an agreement with UPARC (See Note 13) to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See
Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance recoverables included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                 2012               2011
                                          ------------------ ------------------

                                                     (in thousands)
Domestic life insurance-affiliated        $        4,619,282 $        3,876,626
Domestic individual annuities-affiliated           1,287,660            869,159
Domestic life insurance-unaffiliated                   9,673              (658)
Taiwan life insurance-affiliated                   1,115,560            983,989
                                          ------------------ ------------------
                                          $        7,032,175 $        5,729,116
                                          ================== ==================

Substantially all reinsurance contracts are with affiliates as of December 31, 2012 and 2011. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                  2012                2011                2010
                                           ------------------- ------------------- -------------------

                                                                 (in thousands)
Gross life insurance face amount in force  $       612,238,145 $       569,684,855 $       546,708,450
Reinsurance ceded                                (557,559,303)       (517,857,797)       (492,314,245)
                                           ------------------- ------------------- -------------------
Net life insurance face amount in force    $        54,678,842 $        51,827,058 $        54,394,205
                                           =================== =================== ===================

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2012 and 2011, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                       December 31, 2012                    December 31, 2011
                               ----------------------------------   ----------------------------------

                               In the Event of  At Annuitization/   In the Event of  At Annuitization/
                                    Death       Accumulation (1)         Death       Accumulation (1)
                               ----------------------------------   ----------------------------------
Variable Annuity Contracts                                 (in thousands)

Return of Net Deposits
Account value                  $     55,348,881       $       N/A   $     37,091,904  $            N/A
Net amount at risk                      144,758               N/A   $        947,037               N/A
Average attained age of
 contractholders                             61               N/A                 60               N/A
Minimum return or contract
 value
Account value                  $     17,627,105       $64,710,758   $     14,074,097  $     43,987,117
Net amount at risk             $      1,937,955       $ 2,177,244   $      2,571,505  $      3,048,978
Average attained age of
 contractholders                             66                61                 66                60
Average period remaining
 until earliest expected
 annuitization                              N/A        0.23 years                N/A        0.55 years

(1)Includes income and withdrawal benefits as described herein

                                                               December 31, 2012    December 31, 2011
                                                             ------------------- ---------------------

                                                                       In the Event of Death
                                                             -----------------------------------------
                                                                          (in thousands)
Variable Life, Variable Universal Life and
Universal Life Contracts
No Lapse Guarantees
Separate account value                                       $         2,686,820 $           2,418,679
General account value                                        $         2,922,481 $           2,089,347
Net amount at risk                                           $        66,004,950 $          54,917,077
Average attained age of contractholders                                 52 years              52 years

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                       December 31, 2012    December 31, 2011
                    -------------------- --------------------

                                 (in thousands)
Equity funds                 $42,765,421          $23,180,461
Bond funds                    24,280,753           23,125,115
Money market funds             3,618,360            2,493,553
                    -------------------- --------------------
Total                        $70,664,534          $48,799,129
                    ==================== ====================

In addition to the above mentioned amounts invested in separate account investment options, $2.311 billion and $2.367 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2012 and 2011, respectively. In 2012, 2011 and 2010 there were no gains or losses on transfers of assets from the general account to a separate account.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in "Future policy benefits."

                                                                                 GMWB/GMIWB/
                                                GMDB                      GMIB      GMAB       Total
                                 -----------------------------------     ------------------- ----------
                                 Variable Annuity   Variable Life,        Variable Annuity
                                                  Variable Universal
                                                   Life & Universal
                                                         Life

                                                            (in thousands)
Balance as of December 31, 2009         $  79,923          $ 143,171     $26,539  $ (17,539) $  232,094
Incurred guarantee benefits (1)             5,522             18,496         361   (435,284)  (410,905)
Paid guarantee benefits                  (36,616)              (560)       (182)           -   (37,358)
                                 ---------------- ------------------ -   ------- ----------- ----------

Balance as of December 31, 2010         $  48,829          $ 161,107     $26,718  $(452,823) $(216,169)
Incurred guarantee benefits (1)            87,111             66,082       7,120   1,365,810  1,526,123
Paid guarantee benefits                  (38,305)            (2,280)       (828)           -   (41,413)
                                 ---------------- ------------------ -   ------- ----------- ----------

Balance as of December 31, 2011         $  97,635          $ 224,909     $33,010  $  912,987 $1,268,541
Incurred guarantee benefits (1)           145,022             94,007      21,916     504,903    765,848
Paid guarantee benefits                  (40,590)           (13,929)       (540)           -   (55,059)
                                 ---------------- ------------------ -   ------- ----------- ----------

Balance as of December 31, 2012         $ 202,067          $ 304,987     $54,386  $1,417,890 $1,979,330
                                 ================ ================== =   ======= =========== ==========

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder accesses the guaranteed remaining balance through defined annual payments. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature and affiliated reinsurance agreements. The asset transfer feature, included in the design of certain optional living benefits, transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including, but not limited to, the impact of investment performance of the contractholder total account value. In general, but not always, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                            2012                   2011                   2010
                                                   --------------------------------------------------------------------

                                                                              (in thousands)

Balance, beginning of year                         $              542,742 $              537,943 $              296,341
Capitalization                                                    198,955                289,642                246,006
Amortization-Impact of assumption and experience
 unlocking and true-ups                                            53,108               (24,919)                 15,638
Amortization-All other                                            (9,985)              (260,964)               (26,373)
Change in unrealized investment gains (losses)                      3,071                  1,040                  6,330
                                                   ---------------------- ---------------------- ----------------------
Balance, end of year                               $              787,891 $              542,742 $              537,943
                                                   ====================== ====================== ======================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $591 million, ($589) million, and $277 million for the years ended December 31, 2012, 2011, and 2010, respectively. Statutory surplus of the Company amounted to $2,211 million and $1,496 million at December 31, 2012 and 2011, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $599 million in 2013 without prior approval. In 2011 and 2012, there were no dividends nor any returns of capital paid by the Company to the parent company. The Company paid a dividend of $100 million in 2010, of which $90 million was considered an ordinary dividend and $10 million was considered an extraordinary dividend.

9.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                          2012              2011               2010
                                                                   ------------------ ----------------- ------------------

                                                                                       (in thousands)
Current tax expense (benefit):
U.S.                                                                $         216,654  $         42,474  $         157,318
                                                                   ------------------ ----------------- ------------------
Total                                                                         216,654            42,474            157,318
                                                                   ------------------ ----------------- ------------------

Deferred tax expense (benefit):
U.S.                                                                         (35,614)         (263,930)           (29,219)
                                                                   ------------------ ----------------- ------------------
Total                                                                        (35,614)         (263,930)           (29,219)
                                                                   ------------------ ----------------- ------------------

Total income tax expense on continuing operations                             181,040         (221,456)            128,099
Total income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                            29,258            16,417             50,137
  Additional paid-in capital                                                  (9,540)             1,908           (17,169)
                                                                   ------------------ ----------------- ------------------
Total income tax expense (benefit)                                  $         200,758  $      (203,131)  $         161,067
                                                                   ================== ================= ==================

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $865.4 million, ($354.2) million and $517.0 million, and no income from foreign operations for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                   2012               2011               2010
                                                             -------------------------------------------------------

                                                                                 (in thousands)

Expected federal income tax expense                           $        302,882  $        (123,964)  $        180,944
Non-taxable investment income                                        (108,463)            (81,031)          (46,161)
Tax credits                                                           (14,460)            (15,977)           (5,553)
Other                                                                    1,081               (484)           (1,131)
                                                             ----------------- ------------------- -----------------
Total income tax expense (benefit) on continuing operations   $        181,040  $        (221,456)  $        128,099
                                                             ================= =================== =================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                               2012                 2011
                                       -----------------------------------------
                                                    (in thousands)
Deferred tax assets
  Insurance reserves                    $          1,436,802  $          995,018
  Other                                                  824                   -
                                       --------------------- -------------------
  Deferred tax assets                   $          1,437,626  $          995,018
                                       --------------------- -------------------

Deferred tax liabilities
  Deferred policy acquisition costs     $            960,414  $          594,677
  Deferred annuity bonus                             275,762             189,960
  Net unrealized gains on securities                 176,441             147,787
  Investments                                          2,315              55,073
  Other                                                    -                 723
                                       --------------------- -------------------
  Deferred tax liabilities                         1,414,932             988,220
                                       --------------------- -------------------
Net deferred tax asset (liability)      $             22,694  $            6,798
                                       ===================== ===================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2012, 2011 and 2010.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                                2012        2011         2010
                                                                                              --------- ------------ ------------
                                                                                                        (in thousands)

Balance at January 1,                                                                     $         113 $      1,620 $      6,743
Increases in unrecognized tax benefits                                                              464            -            -
(Decreases) in unrecognized tax benefits                                                              -      (1,507)      (5,123)
Settlements with taxing authorities                                                               (577)            -            -
                                                                                              -----------------------------------
Balance at December 31,                                                                   $           - $        113 $      1,620
                                                                                              ===================================

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate              -            -        1,490
                                                                                              ===================================

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

                                                       2012         2011            2010
                                                   --------------------------------------------

                                                                  (in thousands)

Interest and penalties recognized in the
 consolidated statements of operations             $          - $          - $          (1,100)
Interest and penalties recognized in liabilities
 in the consolidated statements of financial
 position                                          $          - $          - $                -

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2004 through 2006 tax years will expire in November 2013, unless extended. The Federal statute of limitations for the 2007 through 2008 tax years will expire in December 2013, unless extended. Tax years 2009 through 2011 are still open for IRS examination.

During 2004 through 2006, the Company's parent, Prudential Financial, Inc., entered into two transactions that involved, among other things, the payment of foreign income taxes that were credited against the Company's U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

transactions was approximately $200 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $93 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $70 million, including the impact from the foreign tax credit disallowance.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2011, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2010, 2011 or 2012 results.

For tax years 2007 through 2012, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                                     As of December 31, 2012
                                                    ----------------------------------------------------------------------

                                                        Level 1          Level 2           Level 3          Netting (2)
                                                    ---------------- ---------------- ------------------ -----------------

                                                                                          (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                $              - $        187,619 $                - $               -
Obligations of U.S. states and their political
 subdivisions                                                      -           85,197                  -                 -
Foreign government bonds                                           -           27,511                  -                 -
Corporate securities                                               -        4,561,653             36,981                 -
Asset-backed securities                                            -          264,747            108,727                 -
Commercial mortgage-backed securities                              -          489,421                  -                 -
Residential mortgage-backed securities                             -          373,909                  -                 -
                                                    ---------------- ---------------- ------------------ -----------------
 Sub-total                                                         -        5,990,057            145,708                 -
Trading account assets:
Corporate securities                                               -                -                  -                 -
Asset-backed securities                                            -            4,008                  -                 -
Commercial mortgage-backed securities                              -            4,091                  -                 -
Equity securities                                                  -                -              3,277                 -
                                                    ---------------- ---------------- ------------------ -----------------
 Sub-total                                                         -            8,099              3,277                 -
Equity securities, available for sale                          2,683              155              1,489                 -
Short-term investments                                        81,308           31,029                  -                 -
Cash equivalents                                              10,305          307,394                  -                 -
Other long-term investments                                        -          187,384                988          (68,689)
Reinsurance recoverables                                           -                -          1,287,157                 -
Other assets                                                       -          184,128              1,995                 -
                                                    ---------------- ---------------- ------------------ -----------------
 Sub-total excluding separate account assets                  94,296        6,708,246          1,440,614          (68,689)

Separate account assets (1)                                  345,437       80,293,584            248,255                 -
                                                    ---------------- ---------------- ------------------ -----------------
   Total assets                                     $        439,733 $     87,001,830 $        1,688,869 $        (68,689)
                                                    ================ ================ ================== =================
Future policy benefits                              $              - $              - $        1,417,891 $               -
Other liabilities                                                  -           68,689                  -          (68,689)
                                                    ---------------- ---------------- ------------------ -----------------
   Total liabilities                                $              - $         68,689 $        1,417,891 $        (68,689)
                                                    ================ ================ ================== =================

                                                    --------------------

                                                           Total
                                                    -------------------


Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies                $           187,619
Obligations of U.S. states and their political
 subdivisions                                                    85,197
Foreign government bonds                                         27,511
Corporate securities                                          4,598,634
Asset-backed securities                                         373,474
Commercial mortgage-backed securities                           489,421
Residential mortgage-backed securities                          373,909
                                                    -------------------
 Sub-total                                                    6,135,765
Trading account assets:
Corporate securities                                                  -
Asset-backed securities                                           4,008
Commercial mortgage-backed securities                             4,091
Equity securities                                                 3,277
                                                    -------------------
 Sub-total                                                       11,376
Equity securities, available for sale                             4,327
Short-term investments                                          112,337
Cash equivalents                                                317,699
Other long-term investments                                     119,683
Reinsurance recoverables                                      1,287,157
Other assets                                                    186,123
                                                    -------------------
 Sub-total excluding separate account assets                  8,174,467

Separate account assets (1)                                  80,887,276
                                                    -------------------
   Total assets                                     $        89,061,743
                                                    ===================
Future policy benefits                              $         1,417,891
Other liabilities                                                     -
                                                    -------------------
   Total liabilities                                $         1,417,891
                                                    ===================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                                        As of December 31, 2011 (3)
                                                              --------------------------------------------------------------
                                                                 Level 1        Level 2         Level 3        Netting (2)
                                                              -------------- -------------- ---------------- ---------------
                                                                                               (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                     $            - $      153,704 $          4,696 $             -
Obligations of U.S. states and their political subdivisions                -         36,151                -               -
Foreign government bonds                                                   -         39,035                -               -
Corporate securities                                                       -      4,047,206           23,720               -
Asset-backed securities                                                    -        310,816           62,429               -
Commercial mortgage-backed securities                                      -        542,323                -               -
Residential mortgage-backed securities                                     -        324,044                -               -
                                                              -------------- -------------- ---------------- ---------------
   Sub-total                                                               -      5,453,279           90,845               -
Trading account assets:
Asset-backed securities                                                    -         17,419                -               -
Commercial mortgage-backed securities                                      -          5,062                -               -
Equity securities                                                          -              -            3,362               -
                                                              -------------- -------------- ---------------- ---------------
   Sub-total                                                               -         22,481            3,362               -

Equity securities, available for sale                                  5,617              -            2,652               -
Short-term investments                                               101,608        181,673                -               -
Cash equivalents                                                      42,158        191,920                -               -
Other long term investments                                                -        180,603              686        (57,612)
Reinsurance recoverables                                                   -              -          868,824               -
Other assets                                                               -        192,824                                -
                                                              -------------- -------------- ---------------- ---------------
   Sub-total excluding separate account assets                       149,383      6,222,780          966,369        (57,612)

Separate account assets (1)                                        1,803,852     56,130,595          222,324               -
                                                              -------------- -------------- ---------------- ---------------
   Total assets                                               $    1,953,235 $   62,353,375 $      1,188,693 $      (57,612)
                                                              ============== ============== ================ ===============
Future policy benefits                                        $            - $            - $        912,988 $             -
Other liabilities                                                          -         57,612                -        (57,612)
                                                              -------------- -------------- ---------------- ---------------
   Total liabilities                                          $            - $       57,612 $        912,988 $      (57,612)
                                                              ============== ============== ================ ===============

                                                              ------------------
                                                                    Total
                                                              -----------------

Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                     $         158,400
Obligations of U.S. states and their political subdivisions              36,151
Foreign government bonds                                                 39,035
Corporate securities                                                  4,070,926
Asset-backed securities                                                 373,245
Commercial mortgage-backed securities                                   542,323
Residential mortgage-backed securities                                  324,044
                                                              -----------------
   Sub-total                                                          5,544,124
Trading account assets:
Asset-backed securities                                                  17,419
Commercial mortgage-backed securities                                     5,062
Equity securities                                                         3,362
                                                              -----------------
   Sub-total                                                             25,843

Equity securities, available for sale                                     8,269
Short-term investments                                                  283,281
Cash equivalents                                                        234,078
Other long term investments                                             123,677
Reinsurance recoverables                                                868,824
Other assets                                                            192,824
                                                              -----------------
   Sub-total excluding separate account assets                        7,280,920

Separate account assets (1)                                          58,156,771
                                                              -----------------
   Total assets                                               $      65,437,691
                                                              =================
Future policy benefits                                        $         912,988
Other liabilities                                                             -
                                                              -----------------
   Total liabilities                                          $         912,988
                                                              =================

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
(2) "Netting" amounts represent the impact of offsetting asset and liability positions held with the same counterparty.
(3) Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2012 and December 31, 2011, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Private fixed maturities also include debt investments in funds that, pay a stated coupon and, a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value ("NAV"). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - Trading account assets consist primarily of asset-backed securities, perpetual preferred stock and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities" and below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the over-the-counter ("OTC") derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models (such as Monte Carlo simulation models and other techniques) with some significant unobservable market inputs or inputs (e.g. interest rates, equity indices, dividend yields, etc.) from less actively traded markets(e.g., model-specific input values, including volatility parameters, etc.). Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values. As of December 31, 2012 and December 31, 2011, there were derivatives with the fair value of $0.2 million and $0.1 million, respectively, classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Other Assets - Other assets carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These reinsurance recoverables are valued in the same manner as the living benefit guarantees as described below in "Future Policy Benefits".

The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (See Note 13). Under this agreement, the Company pays a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in "Reinsurance recoverables". The fair value of this embedded derivative is the present

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that is attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, the Company's market-perceived risk of the counterparty, UPARC's non-performance ("NPR"), and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates. This embedded derivative had a value of zero at December 31, 2012 and December 31, 2011 primarily due to NPR.

Future Policy Benefits - The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company's variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate and implied volatility assumptions, the Company's market-perceived risk of its own non-performance ("NPR"), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and implied volatility. In the risk neutral valuation, interest rates are used to both grow the policyholders' account values and discount all projected future cash flows. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread over LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 -During the year ended December 31, 2012, $1.9 million of mutual fund shares were transferred from Level 1 to Level 2 in the Company's Separate Account due to the fund's net asset value no longer being available to the public. There were no transfers between Levels 1 and 2 for the years ended December 31, 2011 and 2010.

Level 3 Assets and Liabilities by Price Source - The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                              As of December 31, 2012
                                                ---------------------------------------------------
                                                 Internal (1)       External (2)         Total
                                                ---------------   ---------------   ---------------
                                                                  (in thousands)
Corporate securities                                     31,356             5,625            36,981
Asset-backed securities                                   5,929           102,798           108,727
Equity securities                                         1,489             3,277             4,766
Other long-term investments                                 232               756               988
Reinsurance recoverables                              1,287,157                 -         1,287,157
Other Assets                                                  -             1,995             1,995
                                                ---------------   ---------------   ---------------
  Sub-total excluding separate account assets         1,326,163           114,451         1,440,614

Separate account assets                                  77,286           170,969           248,255
                                                ---------------   ---------------   ---------------
  Total assets                                  $     1,403,449   $       285,420   $     1,688,869
                                                ===============   ===============   ===============
Future policy benefits                          $     1,417,891   $             -   $     1,417,891
                                                ---------------   ---------------   ---------------
  Total liabilities                             $     1,417,891   $             -   $     1,417,891
                                                ===============   ===============   ===============

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities - The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities for which the investment risks associated with market value changes are borne by the Company.

                                                                     As of December 31, 2012
                          ---------------------------------------------------------------------------------------

                                                                                             Range (Weighted
                            Fair Value     Valuation Techniques     Unobservable Inputs          Average)
                          -------------- ----------------------  ------------------------ -----------------------
                                                  (in thousands)
Assets:

Corporate securities      $       31,356 Discounted cash flow    Discount rate            8.90% - 17.50%(10.60%)
                                         Cap at call price       Call price                           100%(100%)
                                         Liquidation             Liquidation value                98% - 98%(98%)
------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables  $    1,287,157 Fair values are determined in the same manner as future policy benefits
------------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits    $    1,417,891 Discounted cash flow    Lapse rate (2)                         0% - 14%

                                                                 NPR spread (3)                    0.20% - 1.60%
                                                                 Utilization rate (4)                  70% - 94%
                                                                 Withdrawal rate (5)                  85% - 100%
                                                                 Mortality rate (6)                     0% - 13%
                                                                 Equity Volatility curve               19% - 34%
------------------------------------------------------------------------------------------------------------------

                          -----------------------
                            Impact of Increase in
                           Input on Fair Value
                                   (1)
                          -----------------------

Assets:

Corporate securities             Decrease
                                 Increase
                                 Increase
--------------------------------------------------
Reinsurance recoverables
--------------------------------------------------
Liabilities:

Future policy benefits           Decrease

                                 Decrease
                                 Increase
                                 Increase
                                 Decrease
                                 Increase
--------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed amount and the current policyholder account value as well as other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the guaranteed amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(3)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company believes it appropriate to reflect the financial strength ratings of the Company as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company adjusted for any illiquidity risk premium.
(4)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilizing the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contracts. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.
(5)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(6)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific morality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company's Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Other Invested Assets - Separate account assets include $77.3 million of investments in real estate fund as of December 31, 2012 that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. Fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which range from 5.5% to 9.5% (7.3% weighted average) and discount rates, which range from 7.0% to 11.5% (8.3% weighted average).

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation unit oversees the valuation of optional living benefit features of the Company's variable annuity contracts. The valuation unit works with segregated modeling and database administration teams to validate the appropriateness of input data and logic, data flow and implementation.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                            Year Ended December 31, 2012
                            --------------------------------------------------------------------------------------------
                                          Fixed Maturities Available For Sale
                            --------------------------------------------------------------

                                                                                                Trading
                                                                                Commercial      Account        Equity
                                                                  Asset-        Mortgage-        Assets      Securities,
                            U.S. Treasury      Corporate          Backed          Backed        - Equity      Available
                             Securities        Securities       Securities      Securities     Securities     for Sale
                            -----------------------------------------------------------------------------------------------
                                                                   (in thousands)
Fair Value, beginning of
 period
 assets/(liabilities)       $       4,696    $      23,720    $      62,429    $         -    $     3,362    $     2,652
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment
     gains (losses), net                -           (3,454)             687              -              -         (1,423)
    Asset management
     fees and other
     income                             -                -                -              -            (35)             -
   Included in other
    comprehensive income
    (loss)                              4            4,070            2,840            (65)             -            264
 Net investment income                  -              101              364              3              -              -
 Purchases                              -            8,714           62,524              -              -              -
 Sales                                  -              (89)               -              -              -              -
 Issuances                              -                -                -              -              -              -
 Settlements                            -           (8,656)         (14,566)        (2,496)           (50)             -
 Transfers into Level 3
   (2)                                  -           23,995            5,702          5,246              -              -
 Transfers out of Level
   3 (2)                                -          (16,120)         (11,253)        (2,688)             -             (4)
 Other (4)                         (4,700)           4,700                -              -              -              -
                            -------------    -------------    -------------    -----------    -----------    -----------
Fair Value, end of
 period
 assets/(liabilities)       $           -    $      36,981    $     108,727    $         -    $     3,277    $     1,489
                            =============    =============    =============    ===========    ===========    ===========
Unrealized gains
 (losses) for the period
 relating to those
 Level 3 assets that
   were still held at
   the end of the period
   (3):
   Included in earnings:
    Realized investment
     gains (losses), net    $           -    $           -    $           -    $         -    $         -    $         -
    Asset management
     fees and other
     income                 $           -    $           -    $           -    $         -    $       (35)   $         -
    Interest credited to
     policyholders'
     account balances       $           -    $           -    $           -    $         -    $         -    $         -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                            Year Ended December 31, 2012
                                 ----------------------------------------------------------------------------------

                                 Other Long-                                          Separate
                                    term          Reinsurance                      Account Assets     Future Policy
                                 Investments      Recoverable      Other Assets         (1)             Benefits
                                 -----------    ----------------   ------------   ---------------    --------------
                                                                   (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $       686    $        868,824   $         -    $       222,323          (912,986)
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                    (4,659)              2,937             -             (1,476)          (61,390)
    Asset management fees and
     other income                         (7)                  -             -                  -                 -
    Interest credited to
     policyholders' account
     balances                              -                   -             -             12,377                 -
   Included in other
    comprehensive income
    (loss)                                 -                   -            (5)                 -                 -
 Net investment income                     -                   -             -                  -                 -
 Purchases                             4,966             415,396         2,000             94,515                 -
 Sales                                     -                   -             -            (79,484)                -
 Issuances                                 -                   -             -                  -          (443,515)
 Settlements                               2                   -             -                  -                 -
 Transfers into Level 3 (2)                -                   -             -                  -                 -
 Transfers out of Level 3 (2)              -                   -             -                  -                 -
                                 -----------    ----------------   ------------   ---------------    --------------
Fair Value, end of period
 assets/(liabilities)            $       988    $      1,287,157   $     1,995    $       248,255        (1,417,891)
                                 ===========    ================   ============   ===============    ==============
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $    (4,549)   $         17,516   $         -    $             -           (76,581)
    Asset management fees and
     other income                $        (7)   $              -   $         -    $             -                 -
    Interest credited to
     policyholders' account
     balances                    $         -    $              -   $         -    $        12,377                 -

                                                           Year Ended December 31, 2011
                                 ---------------------------------------------------------------------------------
                                        Fixed Maturities, Available for Sale
                                 --------------------------------------------------

                                                                          Commercial  Other Trading     Equity
                                                                Asset-    Mortgage-  Account Assets-  Securities,
                                 U.S. Treasury   Corporate      Backed      Backed       Equity      Available for
                                  Securities     Securities   Securities  Securities   Securities        Sale
                                 ------------- -------------  ----------- ---------- --------------- -------------
                                                                  (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $          -  $      49,050  $    59,770 $       -  $            -  $      1,792
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                          -        (3,311)          803         -               -       (3,315)
    Asset management fees and
     other income                           -              -            -         -           (595)             -
   Included in other
    comprehensive income
    (loss)                                (4)        (1,126)        (694)         -               -         2,840
 Net investment income                      -            219          768         -               -             -
 Purchases                              4,700          7,534       23,001     5,019               -         1,696
 Sales                                      -          (678)      (8,160)         -               -             -
 Issuances                                  -            883            -         -               -             -
 Settlements                                -        (20,679)     (9,094)         -         (5,000)          (99)
 Transfers into Level 3 (2)                 -         10,444            -         -               -         8,695
 Transfers out of Level 3 (2)               -       (18,616)      (3,965)    (5,019)              -             -
 Other (4)                                  -              -            -         -           8,957       (8,957)
                                 ------------  -------------  ----------- ---------  --------------  ------------
Fair Value, end of period
 assets/(liabilities)            $      4,696  $      23,720  $    62,429 $       -  $        3,362  $      2,652
                                 ============  =============  =========== =========  ==============  ============
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $          -  $     (4,319)  $      (10) $       -  $            -  $    (2,918)
    Asset management fees and
     other income                $          -  $           -  $         - $       -  $        (876)  $          -
    Interest credited to
     policyholders' account
     balances                    $          -  $           -  $         - $       -  $            -  $          -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                      Year Ended December 31, 2011
                                 ----------------------------------------------------------------------

                                  Other Long-                              Separate
                                     term                   Reinsurance    Account       Future Policy
                                  investments  Other Assets Recoverable   Assets (1)       Benefits
                                 ------------  ------------ ------------ ------------- ----------------
                                                             (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $          -   $   24,278  $  (373,000) $     198,451 $        452,822
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                        102            -       934,112           388       (1,091,846)
    Asset management fees and
     other income                         (46)           -             -             -                -
    Interest credited to
     policyholders' account
     balances                               -            -             -         1,815                -
   Included in other
    comprehensive income
    (loss)                                  -          (55)            -             -                -
 Net investment income                      -            -             -             -                -
 Purchases                                630          431       307,712        86,744                -
 Sales                                      -            -             -      (65,074)                -
 Issuances                                  -            -             -             -        (273,964)
 Settlements                                -          (3)             -             -                -
 Transfers into Level 3 (2)                 -            -             -             -                -
 Transfers out of Level 3 (2)               -     (24,651)             -             -                -
                                 ------------   ----------  ------------ ------------- ----------------
Fair Value, end of period
 assets/(liabilities)            $        686   $        -  $    868,824 $     222,324 $      (912,988)
                                 ============   ==========  ============ ============= ================
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $         75   $        -  $    973,717 $           - $    (1,085,926)
    Asset management fees and
     other income                $        (46)  $        -  $            $           - $              -
    Interest credited to
     policyholders' account
     balances                    $          -   $        -  $            $       1,815 $              -

                                                                  Year Ended December 31, 2010
                                     --------------------------------------------------------------------------------------
                                               Fixed Maturities Available For Sale
                                     -------------------------------------------------------

                                                                                                                       Trading
                                                                                    Commercial         Equity          Account
                                      Foreign                                       Mortgage-        Securities,       Assets -
                                     Government     Corporate      Asset-Backed       Backed        Available for       Backed
                                       Bonds        Securities      Securities      Securities          Sale          Securities
                                     -------------------------------------------------------------------------------------------
                                                                         (in thousands)
Fair Value, beginning of
 period assets/(liabilities)     $        1,082 $       32,462 $        135,466 $             - $         3,833   $       1,182
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                            -          (438)          (1,438)               -            (90)               -
    Asset management fees and
     other income                             -              -                -               -               -               -
   Included in other
    comprehensive income
    (loss)                                 (11)          1,958            (582)              82         (2,291)              18
 Net investment income                      (1)            328              735             (7)               -               -
 Purchases, sales, issuances,
   and settlements                            -       (14,534)            4,839           5,160             340         (1,200)
 Transfers into Level 3 (2)                   -         30,910            4,525               -               -               -
 Transfers out of Level 3 (2)           (1,070)        (1,636)         (83,775)         (5,235)               -               -
 Other (4)                                    -              -                -               -               -               -
                                     ----------     ----------     ------------     -----------     -------------     ----------
Fair Value, end of period
 assets/(liabilities)            $            - $       49,050 $         59,770 $             - $         1,792   $           -
                                     ==========     ==========     ============     ===========     =============     ==========
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net               $            - $      (1,027) $          (868) $             - $            90   $           -
    Asset management fees and
     other income                $            - $            - $              - $             - $             -   $           -
    Interest credited to
     policyholders' account
     balances                    $            - $            - $              - $             - $             -   $           -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                    Year Ended December 31, 2010
                                 ------------------------------------------------------------------

                                                                          Separate
                                    Other    Reinsurance               Account Assets Future Policy
                                 Liabilities Recoverables Other Assets      (1)         Benefits
                                 ----------- ------------ ------------ -------------- -------------
                                                           (in thousands)
Fair Value, beginning of
 period assets/(liabilities)          $(960)   $    8,982     $ 25,786       $152,675    $   17,539
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                       960    (472,631)      (1,516)          (799)       540,016
    Asset management fees and
     other income                          -            -            -              -             -
    Interest credited to
     policyholders' account
     balances                              -            -            -          9,119             -
   Included in other
    comprehensive income
    (loss)                                 -            -        1,084              -             -
 Net investment income                     -            -            -              -             -
 Purchases, sales, issuances,
   and settlements                         -       90,649      (1,076)         37,456     (104,733)
 Transfers into Level 3 (2)                -            -            -              -             -
 Transfers out of Level 3 (2)              -            -            -              -             -
                                 ----------- ------------ ------------ -------------- -------------
Fair Value, end of period
 assets/(liabilities)                 $    -   $(373,000)     $ 24,278       $198,451    $  452,822
                                 =========== ============ ============ ============== =============
Unrealized gains (losses) for
 the period relating to those
 Level 3 assets that were
   still held at the end of
   the period (3):
   Included in earnings:
    Realized investment gains
     (losses), net                    $    -   $(471,507)     $(1,516)       $      -    $  499,913
    Asset management fees and
     other income                     $    -   $        -     $      -       $      -    $        -
    Interest credited to
     policyholders' account
     balances                         $    -   $        -     $      -       $  9,119    $        -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Other primarily represents reclasses of certain assets between reporting categories.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that cannot be validated) for which information from third party pricing services (that can be validated) was previously utilized. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate. Other significant transfers into and/or out of Level 3 are discussed below:

For the year ended December 31, 2011 the majority of the Equity Securities Available for Sale transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information. Perpetual preferred stocks were included in Equity Securities Available for Sale and subsequently transferred to Trading Account Assets. During the same period, the pricing and valuation methodology related to an affiliated bond reported in Other Assets totaled $24.7 million was re-evaluated and subsequently updated to utilize observable inputs and transferred out of Level 3.

For the year ended December 31, 2010, the majority of the transfers out of Level 3 for Fixed Maturities Available-for-Sale- Assets-Backed Securities resulted from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                                              December 31, 2012
                                                                             ---------------------------------------------------

                                                                                                                       Carrying
                                                                                            Fair Value                Amount (1)
                                                                             ---------------------------------------- ----------

                                                                             Level 1  Level 2    Level 3     Total      Total
                                                                             ------- ---------- ---------- ---------- ----------
                                                                                               (in thousands)
Assets:
 Commercial mortgage and other loans                                         $     - $        - $1,616,804 $1,616,804 $1,463,977
 Policy loans                                                                      -          -  1,455,412  1,455,412  1,079,714
 Cash                                                                         94,410          -          -     94,410     94,410
 Accrued investment income                                                         -     90,653          -     90,653     90,653
 Other assets                                                                      -     32,782          -     32,782     32,176
                                                                             ------- ---------- ---------- ---------- ----------
   Total Assets                                                              $94,410 $  123,435 $3,072,216 $3,290,061 $2,760,930
                                                                             ======= ========== ========== ========== ==========
Liabilities:
 Policyholders' Account Balances - Investment Contracts                      $     - $  741,195 $   52,085 $  793,280 $  796,816
 Cash collateral for loaned securities                                             -     48,068          -     48,068     48,068
 Securities sold under agreement to repurchase                                     -          -          -          0          -
 Short-term debt                                                                   -    272,981          -    272,981    272,000
 Long-term debt                                                                    -  1,563,185          -  1,563,185  1,511,000
 Other liabilities                                                                 -    231,445          -    231,445    231,445
                                                                             ------- ---------- ---------- ---------- ----------
   Total liabilities                                                         $     - $2,856,874 $   52,085 $2,908,959 $2,859,329
                                                                             ======= ========== ========== ========== ==========

                                                                               December 31, 2011
                                                                             ---------------------

                                                                                         Carrying
                                                                             Fair Value   Amount
                                                                             ---------- ----------

                                                                               Total      Total
                                                                             ---------- ----------

Assets:
 Commercial mortgage and other loans                                         $1,543,968 $1,406,492
 Policy loans                                                                 1,401,354  1,050,878
 Cash                                                                            53,345     53,345
 Accrued investment income                                                       86,020     86,020
 Other assets                                                                    37,005     36,065
                                                                             ---------- ----------
   Total Assets                                                              $3,121,692 $2,632,800
                                                                             ========== ==========
Liabilities:
 Policyholders' Account Balances - Investment Contracts                      $  673,673 $  677,316
 Cash collateral for loaned securities                                          153,651    153,651
 Securities sold under agreement to repurchase                                   40,491     40,491
 Short-term debt                                                                128,766    129,000
 Long-term debt                                                               1,199,488  1,172,000
 Other liabilities                                                              191,818    191,818
                                                                             ---------- ----------
   Total liabilities                                                         $2,387,887 $2,364,276
                                                                             ========== ==========

(1)Carrying values presented herein differ from those in the Company's Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Cash, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in other assets is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase below. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

Securities Sold under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

11.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receive a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Re. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in "Future policy benefits" was a liability of $1,418 million and $913 million as of December 31, 2012 and December 31, 2011, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in "Reinsurance recoverables" was an asset of $1,287 million and $869 million as of December 31, 2012 and December 31, 2011, respectively.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Some of the Company's universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. Interest sensitivity can result in mark-to-market changes in the value of the underlying contractual guarantees, as well as actual activity related to premium and benefits. In third quarter 2011, the Company amended this reinsurance agreement resulting in a recapture of a portion of the no-lapse guarantee provision effective July 1, 2011.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                                             December 31, 2012                     December 31, 2011
                                                    -----------------------------------   -----------------------------------
                                                                         Fair Value                            Fair Value
                                                         Notional   ---------------------      Notional   ---------------------
                Primary Underlying                        Amount     Assets   Liabilities       Amount     Assets   Liabilities
----------------------------------------------------    -----------------------------------------------------------------------

                                                                                   (in thousands)
Derivatives Designated as Hedging Instruments:
Currency/Interest Rate
Currency Swaps                                          $   145,174 $   4,152  $  (3,904)     $    60,507 $   3,500  $    (865)
                                                        ----------- --------- -----------     ----------- --------- -----------
Total Qualifying Hedges                                 $   145,174 $   4,152  $  (3,904)     $    60,507 $   3,500  $    (865)
                                                        =========== ========= ===========     =========== ========= ===========
Derivatives Not Qualifying as Hedging Instruments:
Interest Rate
Interest Rate Swaps                                     $ 1,729,400 $ 109,855  $ (22,930)     $   766,900 $  98,500  $  (2,110)

Currency
Forwards                                                      5,424        48           -           7,273        37       (108)
Credit
Credit Default Swaps                                         14,275       614       (894)          73,000       203       (667)
Currency/Interest Rate
Currency Swaps                                               62,468     1,516     (2,064)          52,236     2,522     (1,502)
Equity
Total Return Swaps                                          320,377       762     (6,073)         137,175         -     (4,680)
Equity Options                                           24,243,020    70,669    (32,824)       7,956,521    75,945    (47,680)
                                                        ----------- --------- -----------     ----------- --------- -----------
Total Non-Qualifying Hedges                              26,374,964   183,464    (64,785)       8,993,105   177,207    (56,747)
                                                        =========== ========= ===========     =========== ========= ===========
Total Derivatives (1)                                   $26,520,138 $ 187,616  $ (68,689)     $ 9,053,612 $ 180,707  $ (57,612)
                                                        =========== ========= ===========     =========== ========= ===========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $1,441 million and $948 million as of December 31, 2012 and December 31, 2011, respectively, included in "Future policy benefits" and "Fixed maturities, available-for-sale."

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                                       Year Ended December 31, 2012
                                                        ---------------------------------------------------------
                                                                                                        Accumulated
                                                           Realized            Net                         Other
                                                          Investment        Investment     Other       Comprehensive
                                                        Gains/(Losses)        Income       Income        Income(1)
                                                        -------------------------------------------------------------
                                                                              (in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate                            $                -  $          707 $       46  $          (2,376)
                                                        --------------      ----------     ------      -------------
  Total cash flow hedges                                             -             707         46             (2,376)
                                                        --------------      ----------     ------      -------------
Derivatives Not Qualifying as Hedging Instruments:
  Interest Rate                                                  1,309               -          -                  -
  Currency                                                        (147)              -          -                  -
  Currency/Interest Rate                                          (866)              -         (6)                 -
  Credit                                                          (763)              -          -                  -
  Equity                                                       (69,527)              -          -                  -
  Embedded Derivatives                                        (116,431)              -          -                  -
                                                        --------------      ----------     ------      -------------
  Total non-qualifying hedges                                 (186,425)              -         (6)                 -
                                                        --------------      ----------     ------      -------------
  Total                                             $         (186,425) $          707 $       40  $          (2,376)
                                                        ==============      ==========     ======      =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                         Year Ended December 31, 2011
                                           --------------------------------------------------------
                                                                                          Accumulated
                                              Realized            Net                        Other
                                             Investment        Investment     Other      Comprehensive
                                           Gains/(Losses)        Income       Income       Income(1)
                                           -----------------------------------------------------------
                                                                (in thousands)
Derivatives Designated as Hedging
Instruments:
Cash flow hedges
  Currency/Interest Rate               $             (337) $          233 $       49 $           1,715
                                           --------------      ---------- --  ------     -------------
  Total cash flow hedges                             (337)            233         49             1,715
                                           --------------      ---------- --  ------     -------------
Derivatives Not Qualifying as Hedging
Instruments:
  Interest Rate                                    90,706               -          -                 -
  Currency                                            175               -          -                 -
  Currency/Interest Rate                            1,102               -          -                 -
  Credit                                              733               -          -                 -
  Equity                                           (3,264)              -          -                 -
  Embedded Derivatives                             88,740               -          -                 -
                                           --------------      ---------- --  ------     -------------
  Total non-qualifying hedges                     178,192               -          -                 -
                                           --------------      ---------- --  ------     -------------
  Total                                $          177,855  $          233 $       49 $           1,715
                                           ==============      ========== ==  ======     =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

                                                 Year Ended December 31, 2010
                                       --------------------------------------------------------------
                                                                                         Accumulated
                                              Realized           Net                        Other
                                             Investment       Investment     Other      Comprehensive
                                           Gains/(Losses)       Income       Income       Income(1)
                                       --------------------------------------------------------------
                                                               (in thousands)
Derivatives Designated as Hedging
Instruments:
Cash flow hedges
  Currency/Interest Rate               $                - $          529 $       89 $           2,646
                                           --------------     ----------     ------     -------------
  Total cash flow hedges                                -            529         89             2,646
                                           --------------     ----------     ------     -------------
Derivatives Not Qualifying as Hedging
Instruments:
  Interest Rate                                    25,842              -          -                 -
  Currency                                            169              -          -                 -
  Currency/Interest Rate                            1,177              -          -                 -
  Credit                                          (1,631)              -          -                 -
  Equity                                              742              -          -                 -
  Embedded Derivatives                             52,278              -          -                 -
                                           --------------     ----------     ------     -------------
  Total non-qualifying hedges                      78,577              -          -                 -
                                           --------------     ----------     ------     -------------
  Total                                $           78,577 $          529 $       89 $           2,646
                                           ==============     ==========     ======     =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2012, 2011 and 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2009                                                                   $(2,974)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2010           (2,870)
Amount reclassified into current period earnings                                                6,652
                                                                                     ----------------
Balance, December 31, 2010                                                                        808
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011              1607
Amount reclassified into current period earnings                                                  108
                                                                                     ----------------
Balance, December 31, 2011                                                                      2,523
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012             (622)
Amount reclassified into current period earnings                                              (1,754)
                                                                                     ----------------
Balance, December 31, 2012                                                                   $    147
                                                                                     ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


As of December 31, 2012 and 2011, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 21 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Equity.

Credit Derivatives Written

The Company wrote credit derivatives under which the Company was obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, was $0 million and $58 million notional of credit default swap ("CDS") selling protection with an associated fair value of $0 million and less than $1 million, at December 31, 2012 and December 31, 2011, respectively. These credit derivatives generally had maturities of less than 8 years and consisted of corporate securities within the finance industry. At December 31, 2011, the underlying credits had an NAIC designation rating of 1.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair values are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading "Accumulated other comprehensive income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these investments was $64 million and $85 million at December 31, 2012 and December 31, 2011, respectively. The fair value of the embedded derivatives included in "Fixed maturities, available-for-sale" was a liability of $23 million and $35 million at December 31, 2012 and December 31, 2011, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2012 and December 31, 2011, the Company had $14 million and $15 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $0 million for both periods.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $58 million of commercial loans as of December 31, 2012. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $78 million as of December 31, 2012.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of the Company to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount.

In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In June 2012, the Company filed a motion to dismiss the complaint. In December 2012, the Court granted the Company's motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In April, 2012, the Company filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services ("NYDFS") has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company's use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company's unclaimed property procedures.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes claims of breach of contract, breaches of fiduciary duty, and violation of Illinois law on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts and seeks damages and disgorgement of profits. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add the Company as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In April 2011, a motion to dismiss the amended complaint was filed. In November 2011, the complaint was dismissed and the dismissal appealed in December 2011.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General's Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for the year ended December 31, 2012 and less than $1 million for the years ended December 31, 2011 and 2010. The expense charged to the Company for the deferred compensation program was $6 million, $7 million and $4 million for the years ended December 31, 2012, 2011 and 2010, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $18 million, $18 million and $13 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $8 million, $8 million and $6 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $1,222 million, $1,144 million and $935 million during the years ended December 31, 2012, 2011 and 2010, respectively.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,390 million at December 31, 2012 and $2,134 million at December 31, 2011. Fees related to these COLI policies were $35 million, $33 million and $41 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company retains the majority of the mortality risk associated with these COLI policies.

Reinsurance with Affiliates

UPARC

Through June 30, 2011 the Company, excluding its subsidiaries, reinsured its universal protector policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective July 1, 2011, the agreement between the Company and UPARC to reinsure its universal protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. Policies with effective dates January 1, 2011 or later are reinsured with UPARC under the terms described in the previous paragraph. The settlement of the recapture premium occurred on October 31, 2011. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within UPARC. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. The affiliated asset transfers which occurred in settlement of the recapture premium are described below under "Affiliated Asset Transfers."

Subsequent to December 31, 2012, the agreement between the Company and UPARC was further amended, to revise language relating to the recapture premium. This amendment resulted in the transfer of fixed maturity securities with an amortized cost of $52 million and fair value of $57 million from UPARC to the Company.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                 2012              2011
                                            ---------------   ---------------
                                                     (in thousands)

Reinsurance recoverables                    $        28,655   $        21,474
Other liabilities (reinsurance payables)              6,992             4,247

Reinsurance amounts, excluding realized investment gains (losses) mentioned above, included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                    2012            2011             2010
                               --------------- --------------- ----------------
                                                (in thousands)
Policy charges and fee income  $      (38,283) $      (21,250) $      (101,768)
Policyholders' benefits                 28,635          15,137           87,406

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


PAR U

Effective July 1, 2011, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 70% of all the risks associated with its universal protector policies having no lapse guarantees as well as its universal plus policies, with effective dates prior to January 1, 2011. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Under this agreement, an initial reinsurance premium of $2,447 million less a ceding allowance of $1,439 million, was paid to PAR U. Consideration for the amount due to PAR U was transferred on October 31, 2011 and was treated as if settled on the effective date of the coinsurance agreement. The time elapsed between the effective date and the settlement date resulted in a derivative equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The affiliated asset transfers which occurred in settlement of the initial reinsurance premium are described under "Affiliated Asset Transfers."

Subsequent to December 31, 2012, the agreement between the Company, excluding its subsidiaries, and PARU was amended to revise language relating to the consideration due to PAR U. This amendment resulted in the transfer of fixed maturity securities with an amortized cost of $123 million and fair value of $133 million from the Company to PAR U.

Effective July 1, 2012, the Company's wholly owned subsidiary, PLNJ, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal protector and universal plus policies. PLNJ is not relieved of its primary obligation to the policyholder as a result of this agreement. Under this agreement, an initial reinsurance premium of $359 million less a ceding allowance of $194 million, was paid to PAR U. Consideration for the amount due to PAR U was transferred on September 28, 2012 and was treated as if settled on the effective date of the coinsurance agreement. The time elapsed between the effective date and the settlement date resulted in a derivative equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity and commercial mortgage securities from an asset portfolio within the PLNJ. The affiliated asset transfers which occurred in settlement of the initial reinsurance premium are described below under "Affiliated Asset Transfers."

During the fourth quarter of 2012, the agreement between PLNJ and PAR U was amended to revise language relating to the consideration due to PAR U. This amendment resulted in a $21 million cash payment from PLNJ to PAR U.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                    2012             2011
                                              ---------------- ----------------
                                                       (in thousands)

Reinsurance recoverables                      $      1,633,026 $      1,356,705
Policy loans                                          (52,767)         (36,556)
Deferred policy acquisition costs                     (29,281)        (127,726)
Other liabilities (reinsurance payables) (1)           146,537          153,688

  (1)Includes the unamortized portion of the deferred gain arising from the coinsurance agreement between the Company, excluding its subsidiaries, and PAR U of $103 million and $132 million as of December 31, 2012 and December 31, 2011.

Reinsurance amounts, excluding realized investment gains (losses) mentioned above, included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                 2012            2011
                                                           ---------------- ---------------
                                                                    (in thousands)

Policy charges and fee income                              $      (264,536) $      (95,691)
Net investment income                                               (1,500)           (808)
Other income                                                         30,303           3,183
Interest credited to policyholders' account balance                  51,990          23,998
Policyholders' benefits                                             105,990          64,910
Reinsurance expense allowances, net of capitalization and
 amortization                                                       117,276          25,256

PARCC

The Company reinsures 90% of the risk under its term life insurance policies, with effective dates prior to January 1, 2010, exclusive of My Term, Return of Premium Term Life, or "ROP Term Life", issued through its life insurance subsidiary, and those reinsured by PAR III (see below) through an automatic coinsurance agreement with PARCC. Effective July 1, 2012, the agreement between the Company, excluding its subsidiaries, and PARCC was amended to include reinsurance of 90% of the risk under its ROP term life insurance policies with effective dates in 2009 which were previously reinsured with PAR III, as discussed below. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                2012              2011
                                          ----------------- -----------------
                                                    (in thousands)

Reinsurance recoverables                  $       2,299,391 $       2,063,795
Deferred policy acquisition costs                 (589,947)         (624,214)
Other liabilities (reinsurance payables)             55,233            55,106

Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                 2012             2011             2010
                                                           ---------------- ---------------- ----------------
                                                                             (in thousands)

Premiums                                                   $      (687,330) $      (724,863) $      (785,048)
Policyholders' benefits                                             626,717          625,486          647,320
Reinsurance expense allowances, net of capitalization and
 amortization                                                       136,811          143,315          166,742

PAR TERM

The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2010, exclusive of My Term, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                2012             2011
                                          ---------------- ----------------
                                                   (in thousands)
Reinsurance recoverables                  $        486,012 $        247,799
Deferred policy acquisition costs                (492,966)        (307,529)
Other liabilities (reinsurance payables)            35,909           24,428

Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                               2012              2011             2010
                                                                        -----------------  ---------------  ---------------
                                                                                           (in thousands)

Premiums                                                                $        (377,417) $      (238,786) $      (102,017)
Policyholders' benefits                                                           306,447          169,677           76,851
Reinsurance expense allowances, net of capitalization and amortization             75,187           43,526           24,396

PAR III

Through June 30, 2012 the Company, excluding its subsidiaries, reinsured 90% of the risk under its ROP term life insurance policies with effective dates in 2009 through an automatic coinsurance agreement with PAR III. Effective July 1, 2012, business reinsured under this automatic coinsurance agreement was recaptured and subsequently reinsured with PARCC, as discussed above.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                2012              2011
                                          ---------------- ------------------
                                                     (in thousands)
Reinsurance recoverables                  $              - $            7,510
Deferred policy acquisition costs                        -             (4,165)
Other liabilities (reinsurance payables)                 -                247

Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                             2012            2011             2010
                                                                        -------------- ---------------- ----------------
                                                                                         (in thousands)

Premiums                                                                $        1,622 $        (3,190) $        (3,497)
Policyholders' benefits                                                        (5,804)            2,926            2,683
Reinsurance expense allowances, net of capitalization and amortization           4,579              994            1,484

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2011, the Company recaptured a portion of this reinsurance agreement related to its universal policies having effective dates prior to January 1, 2011. The Company now reinsures these risks with PAR U as discussed above. Effective July 1, 2012 the Company's wholly owned subsidiary, PLNJ, recaptured a portion of this agreement related to its universal life policies and now reinsures these risks with PAR U as discussed above. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                2012             2011
                                          ---------------- ----------------
                                                   (in thousands)
Reinsurance recoverables                  $        165,927 $        172,542
Other liabilities (reinsurance payables)            20,812           21,266

Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                              2012             2011             2010
                                                                        ---------------- ---------------- ----------------
                                                                                          (in thousands)

Premiums                                                                $       (15,137) $       (13,918) $       (17,991)
Policy charges and fee income                                                  (207,674)        (209,351)        (337,346)
Policyholders' benefits                                                          223,052          226,159          385,910
Reinsurance expense allowances, net of capitalization and amortization          (90,123)         (83,462)         (87,060)

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. The Company is not relieved of its primary obligation to the policyholders as a result of this agreement.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                2012             2011
                          ---------------- ----------------
                                   (in thousands)

Reinsurance recoverables  $          6,270 $          6,800

Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                            2012        2011        2010
                         ----------- ----------- -----------
                                   (in thousands)

Policyholders' benefits  $     1,469 $     1,330 $     1,533

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

The following table provides information relating to fees ceded to Pruco Re under these agreements which are included in "Realized investment (losses) gains, net" on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the years ended December 31, are as follows:

                                                                    2012           2011          2010
                                                               -------------- -------------- -------------
                                                                             (in thousands)
Pruco Reinsurance
  Effective August 20, 2012
   Highest Daily Lifetime Income 2.0 ("HDI2.0")                $        1,334 $            - $           -
   Spousal Highest Daily Lifetime Income 2.0 ("SHDI2.0")                  502              -             -
  Effective January 24, 2011
   Highest Daily Lifetime Income ("HDI") (1)                          123,961         31,639             -
   Spousal Highest Daily Lifetime Income ("SHDI") (1)                  50,419         11,940             -
  Effective beginning August 24, 2009
   Highest Daily Lifetime 6 Plus ("HD6+") (1)                         139,218        152,902        26,306
   Spousal Highest Daily Lifetime 6 Plus ("SHD6+") (1)                 66,268         67,754        11,951
  Effective June 30, 2009
   Highest Daily Lifetime 7 Plus ("HD7+")                              18,530         17,014        14,516
   Spousal Highest Daily Lifetime 7 Plus ("SHD7+")                      9,917          8,951         7,533
  Effective January 28, 2008
   Highest Daily Lifetime 7 ("HD7")                                    11,546         11,007        10,343
   Spousal Highest Daily Lifetime 7 ("SHD7")                            2,829          2,660         2,482
  Effective March 15, 2010
   Guaranteed Return Option Plus II ("GRO+ II")                         3,830          3,595           812
  Effective January 28, 2008
   Highest Daily Guaranteed Return Option (" HD GRO")                     617            609           610
   Highest Daily Guaranteed Return Option II ("HD GRO II" )             3,111          2,885           820
  Effective Since 2006
   Highest Daily Lifetime Five ("HDLT5")                                4,481          4,690         4,795
   Spousal Lifetime Five ("SLT5")                                       2,324          2,398         2,298
  Effective Since 2005
   Lifetime Five ("LT5") (2)                                           14,898         15,461        15,011
                                                               -------------- -------------- -------------
Total Pruco Reinsurance                                        $      453,785 $      333,505 $      97,477
                                                               -------------- -------------- -------------

(1)Effective October 1, 2011, PLNJ entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of this rider.
(2)Effective August 1, 2007, the Company amended this coinsurance agreement to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance.

The Company's reinsurance recoverables related to the above product reinsurance agreements were $1,288 million and $869 million as of December 31, 2012 and 2011, respectively. The assets are reflected in "Reinsurance recoverables" in the Company's Consolidated Statements of Financial Position. Realized gains (losses) were ($35) million, $908 million and ($479) million for the years ended December 31, 2012, 2011 and 2010, respectively. Changes in realized gains (losses) for the year ended December 31, 2012, 2011 and 2010 periods were primarily due to changes in market conditions in each respective period.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business, to an affiliate, Prudential of Taiwan.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in US dollars.

Affiliated premiums ceded from the Taiwan coinsurance agreement were $76 million, $74 million and $87 million for the years ended December 31, 2012, 2011 and 2010, respectively. Affiliated benefits ceded were $28 million, $22 million and $23 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Reinsurance recoverables related to the Taiwan coinsurance agreement were $1,116 million and $984 million at December 31, 2012 and December 31, 2011, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Deferred Policy Acquisition Costs Ceded to Term Reinsurance Affiliates

In 2009 when implementing a revision to the reinsurance treaties with PARCC, PAR TERM and PAR III, modifications were made affecting premiums. The related impact on the deferral of ceded reinsurance expense allowance did not reflect this change resulting in the understatement of deferred reinsurance expense allowances. During the second quarter of 2011, the Company recorded the correction, charging $13 million to net DAC amortization which represented the cumulative impact of this change. These adjustments are not material to any previously reported quarterly or annual financial statements.

Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $227 million, $153 million and $51 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $11 million, $11 million and $10 million for the years ended December 31, 2012, 2011 and 2010, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $14.1 million, $13.9 million and $12.4 million for the years ended December 31, 2012, 2011 and 2010, respectively. These expenses are recorded as "Net Investment Income" in the Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies.

In December 2010, the Company purchased fixed maturity securities from affiliated companies, Prudential Annuities Life Assurance Corporation ("PALAC") and Pruco Re. The securities were purchased from PALAC, at a fair market value of $292 million, and were recorded net of OCI at an amortized cost of $257 million. The securities were purchased from Pruco Re, at a fair market value of $81 million, and were recorded net of OCI at an amortized cost of $76 million. The difference between fair market value and book value of these transfers was accounted for as a net decrease of $40 million to additional paid-in capital in 2010. During first quarter 2011, the Company recorded an out of period adjustment that reclassified the $40 million difference between book value and fair market value from additional paid-in capital to retained earnings. As part of this adjustment, a $14 million reduction to the deferred tax liability was recorded with an offset also reflected in retained earnings to record the tax effect of this activity. These adjustments were not material to any previously reported quarterly or annual financial statements.

In October 2011, the Company received fixed maturity securities from UPARC, an affiliated company, as consideration for the recapture of previously ceded business. The fair market value of the assets transferred to the Company was $350 million. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative gain of $37 million reflecting changes in market values of the consideration from the effective date through settlement date.

In October 2011, the Company transferred fixed maturity securities to PAR U, an affiliated company, as consideration for the coinsurance agreement with this affiliate. These securities had an amortized cost of $943 million and a fair market value of $1,006 million. The net difference between amortized cost and the fair value was $63 million and was recorded as a realized investment gain on the Company's financial statements. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative loss of $61 million reflecting changes in market values of the consideration from the effective date through settlement date.

In October 2011, the Company sold fixed maturity securities to PAR U, an affiliated company. These securities had an amortized cost of $84 million and a fair market value of $92 million. The net difference between amortized cost and fair market value was $8 million and was accounted for as a realized investment gain on the Company's financial statements.

In November 2011, the Company sold fixed maturity securities to its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $41 million and a fair market value of $45 million. The difference between amortized cost and fair market was accounted for as an increase of $3 million to additional paid-in capital, net of taxes in 2011.

In December 2011, the Company sold commercial loans to its parent company, Prudential Insurance. These loans had an amortized cost of $19 million and a fair market value of $21 million. The difference between amortized cost and fair market value was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2011.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


In December 2011, the Company sold fixed maturity securities to PARCC, an affiliated company. These securities had an amortized cost of $36 million and a fair market value of $38 million. The net difference between amortized cost and fair value was $2 million and was accounted for as a realized investment gain on the Company's financial statements.

In April 2012, the Company purchased fixed maturity securities from its parent company, Prudential Insurance. These securities had an amortized cost of $2 million and a fair market value of $3 million. The difference between amortized cost and fair market value was accounted for as a decrease of less than $1 million to additional paid-in capital, net of taxes in 2012.

In April 2012, the Company purchased fixed maturity securities from its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $25 million and fair market value of $28 million. The difference between amortized cost and fair market value was accounted for as a decrease of $2 million to additional paid-in capital, net of taxes, in 2012.

In June 2012, the Company purchased fixed maturity securities from its parent company, Prudential Insurance. These securities had an amortized cost of $74 million and a fair market value of $91 million. The difference between amortized cost and fair market value was accounted for as a decrease of $11 million to additional paid-in capital, net of taxes in 2012.

In September 2012, the Company's wholly owned subsidiary, PLNJ, transferred fixed maturity securities and commercial mortgage loans to PAR U, an affiliated company, as consideration for the coinsurance agreement with this affiliate. These investments had an amortized cost of $142 million and a fair market value of $156 million. The net difference between amortized cost and the fair value was $14 million and was recorded as a realized investment gain on the Company's financial statements. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative loss of $5 million reflecting changes in market values of the consideration from the effective date through settlement date.

In September 2012, the Company's wholly owned subsidiary, PLNJ, transferred fixed maturity securities to its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $41 million and a fair market value of $46 million. The difference between amortized cost and fair market was accounted for as an increase of $3 million to additional paid-in capital, net of taxes in 2012.

In November 2012, the Company purchased fixed maturity securities from its parent company, Prudential Insurance. These securities had an amortized cost of $102 million and a fair market value of $110 million. The net difference between amortized cost and fair market value was accounted for as a decrease of $5 million to additional paid-in capital, net of taxes in 2012.

In November 2012, the Company purchased fixed maturity securities from its ultimate parent company, Prudential Financial, Inc. These securities had an amortized cost of $12 million and a fair market value of $12 million. The net difference between amortized cost and fair market value was accounted for as a decrease of less than $1 million to additional paid-in capital, net of taxes in 2012.

In December 2012, the Company purchased fixed maturity securities and commercial mortgage loans from its parent company, Prudential Insurance. These securities had an amortized cost of $56 million and fair market value of $59 million. The difference between amortized cost and fair market value was accounted for as a decrease of $2 million to additional paid-in capital, net of taxes, in 2012.

Debt Agreements

The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. As of December 31, 2012, the Company had $272 million of short-term debt outstanding, including $114 million with Prudential Financial and $158 million with Washington Street Investment. As of December 31, 2011, the Company had $129 million of short-term debt outstanding, including $114 million with Prudential Financial and $15 million with Prudential Funding, LLC. The Company had no short-term debt outstanding as of December 31, 2010. Total interest expense on short-term affiliated debt to the Company was $1.2 million, $0.5 million and $0.0 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On December 20, 2010, the Company borrowed $650 million from Prudential Insurance. This loan has a fixed interest rate of 3.47% and matures on December 21, 2015. On December 20, 2012, $446 million of the $650 million loan was repaid with interest. The outstanding principal related to this loan was $204 million at December 31, 2012. Total interest expense on this affiliated debt was $22.1 million, $22.5 million and $0.7 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On November 15, 2010, the Company borrowed $245 million from Prudential Financial. This loan has a fixed interest rate of 3.01% and matures on November 13, 2015. On December 15, 2011, the Company repaid $179 million to Prudential Financial as a partial repayment for the $245 million borrowing. The outstanding principal related to this loan was $66 million at December 31, 2012. Total interest expense on this affiliated debt was $2.0 million, $7.1 million and $0.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

On June 20, 2011, the Company entered into a series of five $50 million borrowings with Prudential Financial, totaling $250 million. The loans have fixed interest rates ranging from 1.08% to 3.17% and maturity dates staggered one year apart, from June 19, 2012 to June 19, 2016. On June 19, 2012 one of these borrowings became current and is now classified as short-term debt on The Consolidated Statements of Financial Position as of December 31, 2012. On
June 19, 2012 another of these $50 million borrowings was repaid. Total interest expense on this affiliated debt was $5.1 million and $2.8 million for the years ended December 31, 2012 and 2011, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


On December 15, 2011, the Company entered into a series of five $53 million borrowings and on December 16, 2011 five $11 million borrowings with Prudential Financial, totaling $320 million. The loans have fixed interest rates ranging from 2.08% to 3.61% and maturity dates staggered one year apart, from December 16, 2012 to December 16, 2016. On December 16, 2012 $53 million and $11 million of these borrowings became current and are now classified as short-term debt on The Consolidated Statements of Financial Position as of December 31, 2012. On December 17, 2012 $53 million and $11 million of these borrowings were repaid. Total interest expense on this affiliated debt was $9.3 million and $0.4 million for the years ended December 31, 2012 and 2011, respectively.

On June 20, 2012, the Company entered into a series of five $79 million borrowings with Washington Street Investment, totaling $395 million. The loans have fixed interest rates ranging from 1.15% to 3.02% and maturity dates staggered one year apart, from June 15, 2013 to June 15, 2017. Of these borrowings, $79 million is current and is classified as short-term debt on The Consolidated Statements of Financial Position as of December 31, 2012. Total interest expense on this affiliated debt was $4.7 million for the year ended December 31, 2012.

On December 17, 2012, the Company entered into a series of five $66 million borrowings and five $13 million borrowings with Washington Street Investment, totaling $395 million. The loans have fixed interest rates ranging from 0.95% to 1.87% and maturity dates staggered one year apart, from December 17, 2013 to December 17, 2017. Of these borrowings, $66 million and $13 million are current and are classified as short-term debt on The Consolidated Statements of Financial Position as of December 31, 2012. The total interest expense on this affiliated debt was $0.2 million for the year ended December 31, 2012.

On December 20, 2012, the Company borrowed $267 million from Prudential Financial. The loan has a fixed interest rate of 1.37% and matures on December 15, 2015. The total interest expense on this affiliated debt was $0.1 million for the year ended December 31, 2012.

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with external counterparties.

14.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2012 and 2011 are summarized in the table below:

                                                     March 31     June 30    September 30 December 31
                                                   ---------------------------------------------------
                                                                     (in thousands)

2012
Total revenues                                     $    498,074 $    561,203 $    540,685 $    624,315
Total benefits and expenses                           (140,737)    1,054,097      181,818      263,722
Income (loss) from operations before income taxes       638,811    (492,894)      358,867      360,593
Net income (loss)                                  $    461,304 $  (353,363) $    315,599 $    260,797
                                                   ============ ============ ============ ============

2011
Total revenues                                     $    478,756 $    493,845 $    639,641 $    519,442
Total benefits and expenses                             383,055      465,288    1,371,790      265,750
Income (loss) from operations before income taxes        95,701       28,557    (732,149)      253,692
Net income (loss)                                  $     76,041 $     23,805 $  (434,310) $    201,721
                                                   ============ ============ ============ ============

The quarterly historical information presented in the table above has been revised to reflect the impact of the retrospective adoption of the amended guidance related to the deferral of acquisition costs.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2012 and December 31, 2011, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts and the presentation of comprehensive income. Further, as described in Note 13 of the consolidated financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 15, 2013

                                     PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


(1) Financial Statements of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2012; the Statements of Operations for the period ended December 31, 2012; the Statements of Changes in Net Assets for the periods ended December 31, 2012 and December 31, 2011; and the Notes relating thereto appear at the end of the SAI (Part B of the Registration Statement).

(2) Consolidated Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2012 and 2011; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2012, 2011, and 2010; and the Notes to the Consolidated Financial Statements appear at the end of the SAI (Part B of the Registration Statement).


(b) Exhibits:

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 2)

(2) Agreements for custody of securities and similar investments--Not
Applicable.

(3) (a) Distribution and Principal Underwriting Agreement by and among Pruco Life Insurance Company (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). (Note 3)

(b) (1) Specimen Affiliated Insurer Amendment to Selling Agreement (Note 6)

(b) (2) List of Broker Dealers selling under original Selling Agreement. (Note
8).

(b) (3) List of Broker Dealers that executed Amendment to Selling
Agreement(Note 8)

(4) (a) Form of Advisor Series certificate issued under annuity contract P-CR/IND (2/10). (Note 9)

(4) (b) Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13) (includes schedule pages P-SCH-(2-13) (Note 11)

(4( (c) Form of Highest Daily Lifetime Income Benefit v2.1 w/HDDB rider P-RID-HD-HDB(2-13)( includes schedule pages P-SCH-HD-HDB) (Note 11)

(4) (d) Form of Individual Retirement Annuity Endorsement P-END-IRA (02/10). (Note 9)

(4) (e) Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). (Note 9)

(4) (f) Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). (Note 9)

(4) (g) Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). (Note 9)


(4) (h) Amendatory Tax Endorsement (Note 1)


5 (a) Form of Application for the Contract ORD202827 Rev (2/13)and Beneficiary version ORD202863. (Note 11)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

(6)(b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)


(7) Contracts of reinsurance--Not Applicable


(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

(8) (a) Copy of AST Fund Participation Agreement. (Note 6)

(8) (b) Shareholder Information Agreement (Sample Rule 22c-2). (Note 7)


(8) (c) Amendment to Fund Participation Agreement. (Note 1)


(9) Opinion of Counsel. (Note 11)

(10) Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.


(13) (a) Powers of Attorney:- Bernard J. Jacob and Robert F. O'Donnell (Note 10)


(13) (b) Powers of Attorney: Kent D. Sluyter and Richard F. Lambert (Note 11)


(13) (c) Power of Attorney for Yanela C. Frias (Note 12)

(13) (d) Powers of Attorney for John Chieffo and Kenneth Y. Tanji (Note 1)

(Note 1) Filed herewith.


(Note 2) Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account .

(Note 4) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 3, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-130989, filed April 19, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 9) Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 10) ) Incorporated by reference to Form N-4, Registration No. 333-184888, as filed November 9, 2012 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.


(Note 11) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-184887, filed January 23, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-184888, filed February 12, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY in Registrant's variable annuity business):

The directors and officers of Pruco Life are listed below:


Name and Principal Business Address    Position and Offices with Depositor
-----------------------------------    -----------------------------------

 John Chieffo                           Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 Joseph D. Emanuel                      Vice President, Chief Legal
 One Corporate Drive                    Officer,
 Shelton, Connecticut 06484-6208        and Secretary

 Yanela C. Frias                        Vice President, Director,
 213 Washington Street                  Chief Accounting Officer, and
 Newark, New Jersey 07102-2917          Chief Financial Officer

 Sarah J. Hamid                         Senior Vice President, Chief
 751 Broad Street                       Actuary, and Appointed Actuary
 Newark, New Jersey 07102-3714

 Bernard J. Jacob                       Director
 213 Washington Street
 Newark, New Jersey 07102-2992

 Richard F. Lambert                     Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 James M. O'Connor                      Senior Vice President and Actuary
 200 Wood Avenue South
 Iselin, New Jersey 08830-2706

 Robert F. O'Donnell                    Director, Chief Executive Officer,
 One Corporate Drive                    and President
 Shelton, Connecticut 06484-6208

 Kent D. Sluyter                        Senior Vice President and Director
 213 Washington Street
 Newark, New Jersey 07102-2992

 Kenneth Y. Tanji                       Director and Treasurer
 751 Broad Street
 Newark, New Jersey 07102-3714

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account; the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account. Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.


The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 22, 2013, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of February 28, 2013, there were 0 Qualified contract owners and 0 Non-Qualified contract owners.


ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:


                                POSITIONS AND OFFICES WITH
NAME                                    UNDERWRITER
----                            --------------------------
 Timothy S. Cronin               Senior Vice President
 One Corporate Drive
 Shelton, Connecticut
 06484-6208

 Bruce Ferris                    Executive Vice President
 One Corporate Drive             and Director
 Shelton, Connecticut
 06484-6208

 Yanela C. Frias                 Director
 751 Broad Street
 Newark, New Jersey 07102-3714

 George M. Gannon                President, Chief Executive
 2101 Welsh Road                 Officer, Chief Operations
 Dresher, Pennsylvania           Officer and Director
 19025-5001

 Jacob M. Herschler              Senior Vice President and
 One Corporate Drive             Director
 Shelton, Connecticut
 06484-6208

 Patricia L. Kelley              Senior Vice President,
 One Corporate Drive             Chief Compliance Officer
 Shelton, Connecticut            and Director
 06484-6208

 Steven P. Marenakos             Senior Vice President and
 One Corporate Drive             Director
 Shelton, Connecticut
 06484-6208

 Yvonne Rocco                    Senior Vice President
 213 Washington Street
 Newark, New Jersey 07102-2992

 Adam Scaramella                 Vice President, Secretary
 2101 Welsh Road                 and Chief Legal Officer
 Dresher, Pennsylvania
 19025-5001

 Kenneth Y. Tanji                Treasurer
 751 Broad Street
 Newark, New Jersey 07102-3714

 Steven Weinreb                  Chief Financial Officer
 213 Washington Street           and Controller
 Newark, New Jersey 07102-2917

(c) Commissions received by PAD during 2012 with respect to all individual annuities issued by Pruco Life.

                                          Net Underwriting
                                           Discounts and   Compensation on  Brokerage
Name of Principal Underwriter               Commissions      Redemption    Commissions Compensation
-----------------------------             ---------------- --------------- ----------- ------------
Prudential Annuities Distributors, Inc*.   $1,125,057,236       $-0-          $-0-         $-0-

--------
*  PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                   SIGNATURES


 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 12th day of April 2013.


              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                   Registrant

                        By: Pruco Life Insurance Company
                                   Depositor

/s/ Robert F. O'Donnell
------------------------------------
Robert F. O'Donnell
President and Chief Executive Officer

                          PRUCO LIFE INSURANCE COMPANY
                                   Depositor

 By:   /s/ Robert F. O'Donnell
       ---------------------------------
       Robert F. O'Donnell
       President and Chief Executive Officer

                                   SIGNATURES

 As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


 Signature                             Title                        Date
 ---------             --------------------------------------- ---------------
 Robert F. O'Donnell*  Chief Executive Officer, President and  April 12, 2013
 --------------------- Director
 Robert F. O'Donnell

 Yanela C. Frias*      Chief Financial Officer, Chief          April 12, 2013
 --------------------- Accounting Officer, Vice President
 Yanela C. Frias       and Director

 Kent D. Sluyter*      Director                                April 12, 2013
 ---------------------
 Kent D. Sluyter

 Kenneth Y. Tanji*     Director                                April 12, 2013
 ---------------------
 Kenneth Y. Tanji

 John Chieffo*         Director                                April 12, 2013
 ---------------------
 John Chieffo

 Bernard J. Jacob*     Director                                April 12, 2013
 ---------------------
 Bernard J. Jacob

 Richard F. Lambert*   Director                                April 12, 2013
 ---------------------
 Richard F. Lambert

 By:/s/ Lynn K. Stone
 ---------------------
 Lynn K. Stone


 * Executed by Lynn K. Stone on behalf of those indicated pursuant to Power of Attorney.

                                    EXHIBITS

(b)


(4) (h) Amendatory Tax Endorsement

(8) (c) Amendment to Fund Participation Agreement

(10) Written Consent of Independent Registered Public Accounting Firm

(13) (d) Power of Attorney for John Chieffo and Kenneth Y. Tanji